As filed with the Securities and Exchange Commission on XX

UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-22761

Stone Ridge Trust

(Exact name of registrant as specified in charter)

510 Madison Avenue, 21st Floor

New York, NY 10022

(Address of principal executive offices) (Zip code)

Stone Ridge Asset Management LLC

510 Madison Avenue, 21st Floor

New York, NY 10022

(Name and address of agent for service)

(855) 609-3680

Registrant’s telephone number, including area code

Date of fiscal year end: May 31, 2018

Date of reporting period: May 31, 2018

Item 1. Reports to Stockholders.

Annual Report

May 31, 2018

Elements U.S. Portfolio

Elements U.S. Small Cap Portfolio

Elements International Portfolio

Elements International Small Cap Portfolio

Elements Emerging Markets Portfolio

Shareholder Letter

The shareholder letter below is reprinted from the Annual Report of the Stone Ridge Funds for the year ended October 31, 2017. The letter is dated December 2017 and speaks only as of its date. No updates have been made to, and no undertaking has been made to update, any data or other information contained in the letter.

The training of an instinct, of a truly fresh way of looking at the world, demands a kind of calm.

- Joshua Ramo, The Seventh Sense

December 2017

Dear Fellow Shareholder:

Stone Ridge launched its first funds five years ago. In the interim, we’ve become a global firm providing efficient access to a wide variety of uncorrelated risks, with responsibility for $14 billion of our investors’ life savings. One particularly wonderful aspect of the journey thus far: our footprints are indistinguishable from your footprints. We’re traveling together.

Together, we have explored Reinsurance, the Variance Risk Premium (VRP), and Alternative Lending. Together, we have changed the breadth of tools available for constructing portfolios and created a home for those seeking to innovate in finance. Together, we have breathed new life into certain investment structures originally conceived of by US regulators decades ago – and barely used until we dusted them off in 2013. Together, we have formed the Stone Ridge network of forward-thinking RIAs. Together, we are just getting started.

THE REAL POWER OF COMPOUNDING

If a high-priced management consultant analyzed our firm, I’m sure he’d tell us that we’re doing it all wrong. Looking externally, he’d tell us we should have a far more diversified client base, our products should be on every possible distribution platform, and we should do lots of press and advertising. Looking internally, he’d tell us we should have co-heads for every department, we should cull the bottom 5% of staff every year, and we should have a written succession plan for every employee. I count six too many “should’s”. We do none of those things. What the consultant would be missing is that when it comes to relationships, the power of compounding is far more potent than the power of diversification.

Think about the most important relationships in your life. They are almost certainly the ones that are the longest. Your parents, your spouse, your children, perhaps a couple of very old friends? Those relationships have benefitted the most from the power of compounding. The best shot Stone Ridge has to really matter to you – to be a true partner, not a vendor – is by practicing an extreme form of continuity. That’s why our RIA investors always see the same folks from Stone Ridge showing up in their offices, that’s why they see us a lot, and that’s why we don’t seek more diversification in our investor relationships. I’ll take compounding every time.

Elements Portfolios	Annual Report	May 31, 2018

Shareholder Letter

Viewed through that lens, perhaps it’s obvious why a key design principle of Stone Ridge since inception has been to have a smaller number of large relationships. This principle applies internally – let’s have a smaller number of phenomenally talented people, with virtually zero turnover. And it applies externally – let’s have a smaller number of large, forward thinking investors, who invest across the spectrum of Stone Ridge strategies. Indeed, 86% of the RIA firms we work with invest in multiple Stone Ridge funds, and in our last two product launches – $1.3 billion (18 months ago) and $2 billion (8 months ago), respectively – 100% of the firms at launch were existing Stone Ridge investors. We didn’t share those opportunities with any firm that wasn’t already an investor, and the trading profit for those products combined has been $610 million.

This compounding principle also applies to our partnerships with reinsurers. Many cynical industry participants assumed that in a hard market, reinsurers would share less risk with us and keep more of the higher-yielding business for themselves. Exactly the opposite has occurred. After a $100+ billion loss year for the industry, globally leading reinsurers – our core partners that we have been working with for years – made Stone Ridge their first post-event call.

While we hoped for and expected this behavior, post-event reactions were untested. That’s no longer true. Most important, our ecosystem of investors, reinsurers, and Stone Ridge funds proved to be Antifragile – the ultimate hedge against disasters. The bottom line is that the best of the reinsurance industry continues to grow with Stone Ridge, strategically leveraging our capital to extend their own lead in the market.

INTIMACY, INNOVATION, AND SERVICE

Given the extreme version of relationship continuity we practice, the resulting level of intimacy inside our firm gives us the freedom to innovate. Stone Ridge is comprised of makers and inventors. We’re ceaseless tinkerers, infected with ceaseless optimism. Our view of the world is unconcerned with things as they are – we focus on things as they might be, as they ought to be. Though each of our product launches have been “first of its kind” in the ’40 Act, we take no satisfaction in our firm being admired as creative. We just want to be left alone to actually be creative.

Our moat is our simplicity, dug deeper by our insight that charisma is as overrated as patience is underrated. I like things that take a long time.

Stone Ridge is also powered differently. We don’t build products just to sell them. Instead, we sell so we can build. The creative process is its own reward. The purity in our “sell to build, don’t build to sell” ethos inspires and untethers us. It’s extraordinarily attractive to be around. In many ways, it’s addictive.

We point our creativity towards product development, in service of our investors and our communities. In doing so, we serve our country and the broader world, the ultimate in socially responsible investing. Our Reinsurance funds enabled $1 billion to flow to the victims of the California wildfires, and Hurricanes Harvey/Irma/Maria, in their darkest hour. And every day, our Alternative Lending fund, LENDX, provides a nudge to economic growth in local neighborhoods across the United States. Finance is a powerful force for good.

AMERICA AND LENDX

Our country is blessed with limitless natural resources, giant oceans protecting us on the left and right, and friendly neighbors to the north and south. We’ve got a military that any other country would trade for theirs, a political class constrained by an ingenious system of checks and balances, and a built-in self-correcting mechanism of free elections.

Elements Portfolios	Annual Report	May 31, 2018

Shareholder Letter

Two hundred forty years later, it is easy to forget how uniquely successful the American experiment has been. One powerful cause of this success: America allows people to bet on themselves. No one is guaranteed success, but in America we can all try. And try again. And try again.

Credit represents a powerful accelerant for those who want to bet on themselves. However, our current credit system is easily accessible and efficient only for subprime borrowers and very large borrowers. In contrast, small loans to prime and super-prime consumers, and especially to small businesses, are highly inefficient, too expensive, and often simply unavailable. This aspect of the credit formation process is largely broken, an unnecessary limiter to our country’s economic potential.

A recent Federal Reserve studyi of more than 10,000 small businesses across all 50 states revealed that “credit available for expansion” is the top financial challenge for business owners, and a staggering 59% use a credit card as their only source of borrowing. A related study by Paynetii showed that a typical small business underwriting process requires 28 separate tasks, 100 hours of work, and takes four to eight weeks, at an average cost of $6,555 per application. What if the small business only wants to borrow $5,000? Or $10,000?

LENDX is part of the solution. Since its inception in June 2016, LENDX has purchased 410,009 loans, $7 billion in all, and supported 77,749 small businesses. An incredible 92% of our small business loans have been under $10,000. These are loans to your local ice cream parlor, your local barber shop, your local gas station. Given the $6,555 average cost of loan origination via banks, it’s clear that these loans would simply not have been possible without you and LENDX.

Imagine if each of those 77,749 small businesses hired just one extra person? Maybe you even know that person. Maybe you are that person. How much does that add to your local economy, to your local neighborhood, to the fabric of your daily life?

In the context of asset allocation, the vast majority of our investors use LENDX as a substitute for traditional fixed income, which today suffers from a potentially toxic combination of low yield and high duration. LENDX is the opposite: high yield and low duration. Since inception, LENDX has materially outperformed the Barclays Aggregate benchmark, with no correlation.

And while LENDX has delivered, we’re just warming up. In this asset class, unlike most, size is not the enemy of performance. Towards the end of 2017, the fund’s size allowed us to significantly lower our already market leading borrowing costs and further reduce servicing fees from certain platforms we selected. We’ve also started accepting material investments into LENDX from some of the largest (re)insurance companies in the world – all partners in our reinsurance franchise – because as one (re)insurance CEO remarked to me, “We’re not built for zero interest rates.” No one is.

A NEW 60/40?

Since the financial crisis low in March 2009, the 60/40 portfolio has been remarkably, at times preposterously, and certainly unsustainably, good. To be precise, during this time period of almost 8 years, 60/40 has delivered annualized excess returns of 12.7%, annualized volatility of 6.9%, and a Sharpe Ratio of 1.8. To put this in perspective, the 90-year average for 60/40 is 5.0% annualized excess returns, with 12.0% annualized volatility, and a Sharpe Ratio of 0.4. So compared to the long-term average, post-crisis 60/40 has enjoyed 2.5x the annualized excess return, about 40% less volatility, and more than 4.5x the Sharpe Ratio. Wow. It’s not supposed to be this easy to make money.

Elements Portfolios	Annual Report	May 31, 2018

Shareholder Letter

Try the following thought experiment: holding volatility constant at the long-term average, what would annualized excess returns have to be over the next 10 and 20 years, for the post-crisis Sharpe Ratio to be equal to the long term average?

The answer: negative 2.6% annualized return for the next 10 years, and positive 1.2% annualized return for the next 20 years. Another “Wow.” Imagine making essentially no money on your investments for the next 10 or 20 years. No, really, stop and think about it for a moment. What would that mean for you?

Virtually no one today is thinking that a “lost decade or two” of returns is possible. Let’s be clear: it may not occur, but it certainly is possible. Just like the (re)insurance industry is not built for zero interest rates, today the world at large is not prepared for no returns to 60/40 for the next 10-20 years. Whether it’s pension funds, 401ks, or any individual investor’s retirement goals, extended periods of no returns are blissfully ignored in most everyone’s underwriting model.

So what to do? The good news is that markets have anticipated this challenge and a second wave of financial innovation is underway. The first wave “democratized investments” by making it possible for large numbers of investors to access the equity and bond markets via lower cost mutual funds and Exchange Traded Funds (ETFs). The second wave involves “democratizing balance sheets”, uncovering a much broader array of risks arising from financial intermediation – by banks, (re)insurance companies, and market makers – and making them available in cost-efficient structures.

In this second wave, we shift risk holding from a tiny number of gigantic balance sheets to a gigantic number of tiny balance sheets. We unlock profitable business lines historically buried within financial institutions. We de-risk the financial system. And we empower investors to access valuable P&L streams that can diversify 60/40. The alternative risk premiums Stone Ridge currently provides are just the start.

PRINCIPALS VS. AGENTS

To actually break free from 60/40, investors will need to find new managers that can provide both sufficient diversification to protect their wealth and sufficient return potential to grow their wealth. As part of new manager diligence, investors will need to ask different questions. Better questions. In fact, the quality of investor questions will determine the quality of investor performance.

Again, good news. Here is a necessary and sufficient set of diligence questions for managers:

Are the Portfolio Managers (PMs) and all employees required to invest in the funds? Do they pay full fees? Do the Independent Trustees of the Fund Board take all of their compensation in fund shares? Does the manager strictly limit when investors can purchase shares? Has the manager ever returned capital to investors?

If investors ask these questions, they never even have to meet with managers. If the answers are all yes, you are aligned. If not, be careful. The advice I have for manager selection is the same advice I have for my teenage daughter about teenage boy selection: ignore everything they say and only pay attention to what they do.

At Stone Ridge, we are principals, not agents. All PMs, indeed all employees, are required to invest in all strategies at full fees. Our Board elects to take 100% of their compensation in fund shares, not cash. We strictly limit when investors can give us money. All of this has been true since the firm began. And at the end of 2016, we returned $300 million of capital to investors when we determined that one of our funds was about to get too big, relative to the opportunity set.

Elements Portfolios	Annual Report	May 31, 2018

Shareholder Letter

Health warning: what we do is very risky. Do not get lulled into a false sense of security when looking at the consistency of our past results. In future years, there will be tragic earthquakes and hurricanes causing industry losses far worse than those this year. There will be market crashes and credit crises.

However, we’re unafraid to lead by example. The firm and employees together have over $400 million directly invested in our own funds. We’re proud of this alignment with our investors. It’s possible to go forward with no 60/40 at all. It may even be necessary.

OUR PARTNERSHIP

Stone Ridge is most proud of the 50/50 partnership we have with you, our clients. We are on the path together. You contribute the capital necessary to sustain and propel groundbreaking product development. We contribute our collective careers’ worth of experience in sourcing, structuring, execution, and risk management. Together, it works. In that spirit, I offer my deepest gratitude to you for sharing responsibility for your wealth with us this year. We look forward to serving you again in 2018.

Sincerely,

Ross Stevens

Founder, CEO

Elements Portfolios	Annual Report	May 31, 2018

Shareholder Letter

1	Federal Reserve Bank of New York, 2016 Small Business Credit Survey (April 2017).
1	Paynet, “Rediscovering C&I Lending in 2017”.

Return on Equity (ROE): a measure of a corporations profitability.

Sharpe Ratio: a portfolio’s excess return divided by its volatility.

RIA: stands for “Registered Investment Advisor”

60/40: stands for a portfolio comprised of 60% stocks and 40% bonds

P&L: stands for “profit and loss”

The Barclays Aggregate Bond Index is a broad-based flagship benchmark that measures the investment grade, US dollar-denominated, fixed-rate taxable bond market. It is not possible to invest in an index.

RISK DISCLOSURES

The Stone Ridge Funds consist of the Stone Ridge High Yield Reinsurance Risk Premium Fund (“SHRIX”), the Stone Ridge Reinsurance Risk Premium Interval Fund (“SRRIX”), the Stone Ridge Post-Event Reinsurance Fund (“SRPEX” and, together with SHRIX and SRRIX, the “Reinsurance Funds”), the Stone Ridge U.S. Large Cap Variance Risk Premium Fund (the “U.S. Large Cap VRP Fund”), the Stone Ridge U.S. Small Cap Variance Risk Premium Fund (the “U.S. Small Cap VRP Fund”), the Stone Ridge U.S. Variance Risk Premium Master Fund (the “U.S. VRP Master Fund” and, together with the U.S. Large Cap VRP Fund and the U.S. Small Cap VRP Fund, the “U.S. VRP Funds”), the Stone Ridge International Developed Markets Variance Risk Premium Fund (the “Developed Markets VRP Fund”), the Stone Ridge Global Equity Variance Risk Premium Master Fund (the “Global VRP Master Fund” and, together with the Developed Markets VRP Fund, the “International VRP Funds”), the Stone Ridge All Asset Variance Risk Premium Fund (“AVRPX” and, together with the U.S. VRP Funds and the International VRP Funds, the “VRP Funds”) and the Stone Ridge Alternative Lending Risk Premium Fund (“LENDX” and, together with the Reinsurance Funds and the VRP Funds, the “Funds”).

The Portfolios consist of the Elements U.S. Portfolio, Elements U.S. Small Cap Portfolio, Elements International Portfolio, Elements International Small Cap Portfolio, and Elements Emerging Markets Portfolio (collectively, the “Portfolios”, and each a “Portfolio”).

The Funds and the Portfolios are generally sold to (i) institutional investors, including registered investment advisers (“RIAs”), that meet certain qualifications and have completed an educational program provided by Stone Ridge Asset Management LLC (the “Adviser”); (ii) clients of such institutional investors; and (iii) certain other eligible investors (as described in the relevant prospectus). Investors should carefully consider the Funds’ and the Portfolios’ risks and investment objectives, as an investment in the Funds and/or the Portfolios may not be appropriate for all investors and the Funds and the Portfolios are not designed to be a complete investment program. There can be no assurance that the Funds and/or the Portfolios will achieve their investment objectives. An investment in the Funds and/or the Portfolios involves a high degree of risk. It is possible that investing in a Fund and/or a Portfolio may result in a loss of some or all of the amount invested. Before making an investment/allocation decision, investors should (i) consider the suitability of this investment with respect to an investor’s or a client’s investment objectives and individual situation and (ii) consider factors such as an investor’s or a client’s net worth, income, age and risk tolerance. Investment should be avoided where an investor/client has a short-term investing horizon and/or cannot bear the loss of some or all of the investment. Before investing in a Fund and/or a Portfolio, an investor should read the discussion of the risks of investing in the Fund and/or the Portfolio in the relevant prospectus.

Elements Portfolios	Annual Report	May 31, 2018

Shareholder Letter

Holdings and sector allocations are subject to change and are not a recommendation to buy or sell any security.

Investing in funds involves risks, as does all investing. Principal loss is possible.

The VRP Funds may invest in a variety of derivatives, including put and call options, futures contracts, options on futures contracts, swaps, swaptions, and other exchange-traded and over-the-counter derivatives contracts. The VRP Funds may invest in derivatives to generate income from premiums, for investment purposes, and for hedging and risk management purposes. A VRP Fund’s use of derivatives as part of its principal investment strategy to sell protection against the volatility of various underlying references involves the risk that, if the volatility of the underlying references is greater than expected, the VRP Fund will bear losses to the extent of its obligations under the relevant derivative contracts, which may not be outweighed by the amount of any premiums received for the sale of such derivative instruments. The use of derivatives involves risks that are in addition to, and potentially greater than, the risks of investing directly in securities and other more traditional assets. Derivatives also present other risks, including market risk, illiquidity risk, currency risk, and credit risk.

Direct or indirect investments in securities of foreign issuers involve risks not ordinarily associated with exposure to securities and instruments of U.S. issuers, including differences in accounting, auditing and financial standards; less government supervision and regulation; currency risk; risks of expropriation, confiscatory taxation, political or social instability or diplomatic developments; less publicly available information; less volume in foreign markets; and increased costs of transacting in foreign markets. These risks are heightened in emerging markets.

The reinsurance industry relies on risk modeling to analyze potential risks in a single transaction and in a portfolio of transactions. The models are based on probabilistic simulations that generate thousands or millions of potential events based on historical data, scientific and meteorological principles and extensive data on current insured properties. Sellers of reinsurance-related securities typically provide a set of risk analytics and statistics at the time of trade that include models.

Event-linked bonds, catastrophe bonds and other reinsurance-related securities carry large uncertainties and major risk exposures to adverse conditions. If a trigger event, as defined within the terms of the bond, involves losses or other metrics exceeding a specific magnitude in the geographic region and time period specified therein, a Fund may lose a portion or all of its investment in such security. Such losses may be substantial. The reinsurance-related securities in which the Funds invest are considered “high yield” or “junk bonds.”

SHRIX and SRRIX may invest in reinsurance-related securities issued by foreign sovereigns and foreign entities that are corporations, partnerships, trusts or other types of business entities. Because the majority of reinsurance-related security issuers are domiciled outside the United States, each of SHRIX and SRRIX will normally invest significant amounts of its assets in non-U.S. entities. Accordingly, each of them may invest without limitation in securities issued by non-U.S. entities, including those in emerging market countries. Foreign issuers could be affected by factors not present in the U.S., including expropriation, confiscatory taxation, lack of uniform accounting and auditing standards, less publicly available financial and other information, potential difficulties in enforcing contractual obligations, and increased costs to enforce applicable contractual obligations outside the U.S.. These risks are greater in emerging markets.

The value of LENDX’s investments in whole loans and other alternative lending-related securities, such as shares, certificates, notes or other securities representing an interest in and the right to receive principal and interest payments due on whole loans or fractions of whole loans, is entirely dependent on the

Elements Portfolios	Annual Report	May 31, 2018

Shareholder Letter

borrowers’ continued and timely payments. If a borrower is unable or fails to make payments on a loan for any reason, LENDX may be greatly limited in its ability to recover any outstanding principal or interest due, as (among other reasons) LENDX may not have direct recourse against the borrower or may otherwise be limited in its ability to directly enforce its rights under the loan, whether through the borrower or the platform through which such loan was originated, the loan may be unsecured or under-collateralized and/or it may be impracticable to commence a legal proceeding against the defaulting borrower. LENDX generally will need to rely on the efforts of the platforms, servicers or their designated collection agencies to collect on defaulted loans and there is no guarantee that such parties will be successful in their efforts to collect on loans. Even if a loan in which LENDX has investment exposure is secured, there can be no assurance that the collateral will, when recovered and liquidated, generate sufficient (or any) funds to offset any losses associated with the defaulting loan. Although LENDX conducts diligence on the platforms, LENDX generally does not have the ability to independently verify, and will not independently diligence or confirm the truthfulness of, the information provided by the platforms, other than payment information regarding loans and other alternative lending-related securities owned by LENDX, which LENDX will observe directly as payments are received. The default history for alternative lending borrowing arrangements is limited and future defaults may be higher than historical defaults.

In general, the value of a debt security is likely to fall as interest rates rise. LENDX may invest in below-investment grade securities, which are often referred to as “junk,” or in securities that are unrated but that have similar characteristics to junk bonds. Such instruments have predominantly speculative characteristics with respect to the issuer’s capacity to pay interest and repay principal. They may also be difficult to value and illiquid. LENDX’s investments in securitization vehicles or other special purpose entities that hold alternative lending-related securities (asset-backed securities) may involve risks that differ from or are greater than risks associated with other types of investments. The risks and returns for investors like LENDX in asset-backed securities depend on the tranche in which the investor holds an interest, and the value of an investment in LENDX may be more volatile and other risks tend to be compounded if and to the extent that LENDX is exposed to asset-backed securities directly or indirectly.

LENDX may invest directly or indirectly in the alternative lending-related securities of foreign issuers. Such investments may involve risks not ordinarily associated with exposure to alternative lending-related securities of U.S. issuers. The foreign alternative lending industry may be subject to less governmental supervision and regulation than exists in the U.S.; conversely, foreign regulatory regimes applicable to the alternative lending industry may be more complex and more restrictive than those in the U.S., resulting in higher costs associated with such investments, and such regulatory regimes may be subject to interpretation or change without prior notice to investors, such as LENDX. Foreign platforms may not be subject to accounting, auditing, and financial reporting standards and practices comparable to those in the U.S. Due to difference in legal systems, there may be difficulty in obtaining or enforcing a court judgment outside the U.S.

Some Funds (or their subsidiaries) may obtain financing to make investments and may obtain leverage through derivative instruments that afford the Fund economic leverage. Therefore, such Funds are subject to leverage risk. Leverage magnifies a Fund’s exposure to declines in the value of one or more underlying reference instruments or creates investment risk with respect to a larger pool of assets than the Fund would otherwise have and may be considered a speculative technique. The value of an investment in a Fund will be more volatile and other risks tend to be compounded if and to the extent the Fund borrows or uses derivatives or other investments that have embedded leverage. This risk is enhanced for SHRIX and SRRIX because they invest substantially all their assets in reinsurance-related securities. Reinsurance-related securities can quickly lose all or much of their value if a triggering event occurs. Thus, to the extent assets subject to a triggering event are leveraged, the losses could substantially outweigh SHRIX’s or SRRIX’s investment and result in significant losses to the relevant Fund.

Elements Portfolios	Annual Report	May 31, 2018

Shareholder Letter

Economic, political, and issuer-specific events will cause the value of securities, and the Portfolio that owns them, to rise or fall. Because the value of your investment in a Portfolio will fluctuate, you may lose money, even over the long term. Securities of smaller companies are often less liquid than those of larger companies, and smaller companies are generally more vulnerable to adverse business or economic developments and may have more limited resources. Foreign securities prices may decline or fluctuate because of economic or political actions of foreign governments and/or less regulated or liquid securities markets and may give rise to foreign currency risk. Securities of companies that exhibit other factors such as value, momentum or quality may be riskier than securities of companies that do not exhibit those factors, and may perform differently from the market as a whole. If a Portfolio uses derivatives, such Portfolio will be directly exposed to the risks of that derivative, including the risk that the counterparty is unable or unwilling to perform its obligations. Derivatives are subject to a number of additional risks, including risks associated with liquidity, interest rates, market movements and valuation. Securities lending and similar transactions involve the risk that the counterparty may fail to return the securities in a timely manner or at all and that the value of collateral securing a securities loan or similar transaction falls.

The Funds and the Portfolios may invest in illiquid or restricted securities, which may be difficult or impossible to sell at a time that a Fund or Portfolio would like or at the price that a Fund or Portfolio believes the security is currently worth.

Each Fund and each Portfolio intends to qualify for treatment as a regulated investment company (“RIC”) under the Internal Revenue Code. A Fund’s or a Portfolio’s investment strategy will potentially be limited by its intention to qualify for treatment as a RIC. The tax treatment of certain of the Funds’ and certain of the Portfolios’ investments under one or more of the qualification or distribution tests applicable to RICs is not certain. An adverse determination or future guidance by the IRS might affect a Fund’s or a Portfolio’s ability to qualify for such treatment.

If, in any year, a Fund or a Portfolio were to fail to qualify for treatment as a RIC under the Internal Revenue Code for any reason, and were unable to cure such failure, the Fund or the Portfolio would be subject to tax on its taxable income at corporate rates, and all distributions from earnings and profits, including any distributions of net tax-exempt income and net long-term capital gains, would be taxable to shareholders as ordinary income.

For additional risks, please refer to the relevant prospectus and statement of additional information.

Each of the Reinsurance Funds, the Portfolios, AVRPX and LENDX is classified as non-diversified under the 1940 Act. Accordingly, each such Fund or Portfolio may invest a greater portion of its assets in the securities of a single issuer than if it were a diversified fund, which may subject such Fund or Portfolio to a higher degree of risk associated with and developments affecting that issuer than a fund that invests more widely.

Each of AVRPX, SRRIX and LENDX has an interval fund structure pursuant to which each Fund, subject to applicable law, conducts quarterly repurchase offers of the Fund’s outstanding shares at net asset value (“NAV”), subject to approval of the Board of Trustees. In all cases, such repurchases will be for at least 5% and not more than 25% of the relevant Fund’s outstanding shares. Repurchase offers are currently expected to be 5% for SRRIX and LENDX and 10% for AVRPX. In connection with any given repurchase offer, it is possible that a Fund may offer to repurchase only the minimum amount of 5% of its outstanding shares. It is possible that a repurchase offer may be oversubscribed, with the result that shareholders may only be able to have a portion of their shares repurchased. There is no assurance that you will be able to tender your Shares when or in the amount that you desire. The Funds’ shares are not listed and the Funds do not currently intend to list their shares for trading on any national securities exchange; the shares are, therefore, not marketable, and you should consider the shares to be illiquid.

Elements Portfolios	Annual Report	May 31, 2018

Shareholder Letter

Performance data quoted represents past performance; past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance of a Fund or a Portfolio may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by calling 855-609-3680. Performance over one year is annualized except where otherwise specified.

Total Annual Fund Operating Expenses before fee waiver and/or expense reimbursement / (recoupment): for VRLIX=1.55%; for VRSIX=1.77%; for VRFIX=2.07%; for VRGIX=2.05%; for SHRIX=1.81%; for AVRPX=2.76%; for LENDX=4.56%. Total Annual Fund Operating Expenses after fee waiver and/or expense reimbursement / (recoupment): for VRLIX=1.57%; for VRSIX=1.64%; for VRFIX=1.87%; for VRGIX=1.95%; for SHRIX=1.77%; for AVRPX=2.78%; for LENDX=4.57%. Total Annual Fund Operating Expenses for VRPIX=1.65%; for SRRIX=2.40%.

Standardized returns as of most recent quarter-end (06/30/18): for VRLIX 1Yr=2.09%, 5Yr=7.07%, since inception(5/1/2013)=6.90%; for VRSIX 1Yr=6.60%, 5Yr=6.04%, since inception(5/1/2013)=6.31%; for VRFIX 1Yr=2.47%, since inception(2/11/14)=3.17%; for VRGIX 1Yr=3.14%, since inception(11/14/2014)=3.63%; for VRPIX 1Yr=3.49%, 5Yr=6.59%, since inception(5/22/2013)=6.36%; for SHRIX 1Yr=-2.10%, 5Yr=5.45%, since inception(2/1/2013)=5.04%; for SRRIX 1Yr=-12.67%, since inception(12/9/2013)=2.98%; for AVRPX 1Yr=0.01%, since inception(4/2/2015)=4.65%; for LENDX 1Yr=5.98%, since inception(6/1/2016)=8.61%; for ELUSX 1Yr=14.30%, since inception (3/31/17)=13.19%; for ELSMX 1Yr=16.32%, since inception (3/31/17)=13.53%; for ELINX 1Yr=6.53%, since inception(4/28/17)=8.61%; for ELISX 1Yr=8.52%, since inception (4/28/17)=11.44%; for ELMMX 1Yr=6.63%, since inception (5/31/17)=7.21%. As of 06/30/18, 30-day SEC yield: SHRIX 5.09%; SRRIX 0.00%; LENDX 9.32% (net), 9.39% (gross of subsidized expenses). Results for the Funds reflect the reinvestment of dividends and other earnings and are net of fees and expenses. As a result of economic incentives received from platforms that may not be repeated, early LENDX performance was unusually strong for the period shown and should not be extrapolated to future periods. Results for the Portfolios reflect the reinvestment of all dividends, are net of fees and expenses, and reflect waivers of all of the Portfolios’ investment management fees and partial reimbursement of expenses. The Adviser has contractually agreed to waive its management fee and reimburse expenses as necessary to limit total annualized expenses, other than certain excluded expenses, of the Portfolios to 0.15% (for ELUSX and ELSMX) or 0.20% (for ELINX, ELISX and ELMMX) for the fiscal year ended May 31, 2018 and for the period from June 1, 2018 through September 27, 2018. Fee waivers and expense reimbursement may be discontinued in whole or in part after that date. In the absence of fee waivers and reimbursements, returns for the Portfolios would have been lower. Portfolio returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Total annual fund operating expenses for the Portfolios as disclosed in the most recent prospectus: for ELUSX, 0.45%; for ELSMX, 0.65%; for ELINX, 0.62%; for ELISX, 0.73%; for ELMMX, 0.86%.

Information furnished by others, upon which all or portions of the information contained herein are based, are from sources believed to be reliable. Stone Ridge makes no representation as to the accuracy, adequacy or completeness of such information and it has accepted the information without further verification.

The information provided herein should not be construed in any way as tax, capital, accounting, legal or regulatory advice. Investors should seek independent legal and financial advice, including advice as to tax consequences, before making any investment decision. Opinions expressed are subject to change at any time, and are not guaranteed and should not be considered investment advice.

Elements Portfolios	Annual Report	May 31, 2018

Shareholder Letter

The Funds’ and Portfolios’ investment objectives, risks, charges and expenses must be considered carefully before investing. The relevant prospectus contains this and other important information about the investment company. You can obtain an additional copy of the Funds’ and the Portfolios’ most recent periodic reports and certain other regulatory filings by calling 855-609-3860 or visiting www.stoneridgefunds.com for the Funds and www.elementsfunds.com for the Portfolios. The Funds’ and the Portfolios’ prospectuses, which include a statement of additional information, can be found by visiting:

Stone Ridge High Yield Reinsurance Risk Premium Fund1: Prospectus and SAI

Stone Ridge Reinsurance Risk Premium Interval Fund2: Prospectus and SAI

Stone Ridge Post-Event Reinsurance Fund2: Prospectus and SAI

Stone Ridge U.S. Large Cap Variance Risk Premium Fund, Stone Ridge U.S. Small Cap Variance Risk Premium Fund, Stone Ridge U.S. Variance Risk Premium Master Fund, Stone Ridge International Developed Markets Variance Risk Premium Fund, and Stone Ridge Global Equity Variance Risk Premium Master Fund1: Prospectus and SAI

Stone Ridge All Asset Variance Risk Premium Fund2: Prospectus and SAI

Stone Ridge Alternative Lending Risk Premium Fund2: Prospectus and SAI

Elements Portfolios1: Prospectus and SAI

1Open-end fund, 2Closed-end interval fund

The prospectuses should be read carefully before investing.

The Stone Ridge Funds and the Portfolios are distributed by ALPS Distributors, Inc. SRG000565

Elements Portfolios	Annual Report	May 31, 2018

ELEMENTS U.S. PORTFOLIO

PERFORMANCE DATA (Unaudited)

This chart assumes an initial gross investment of $10,000 made on April 3, 2017 (commencement of operations). Returns shown reflect the reinvestment of all dividends, and are net of fees and expenses, and reflect waivers of all of the Portfolio’s investment management fee and partial reimbursement of the Portfolio’s expenses by Stone Ridge Asset Management LLC (“Stone Ridge”). Stone Ridge has contractually agreed to waive its management fee and reimburse expenses as necessary to limit total annualized expenses, other than certain excluded expenses, of the Portfolio to 0.15% for the fiscal year ended May 31, 2018 and for the period from June 1, 2018 through September 27, 2018. Fee waivers and expense reimbursement may be discontinued after that date. Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. In the absence of fee waivers and reimbursements, returns for the Portfolio would have been lower. Past performance is not predictive of future performance. Investment return and principal value will fluctuate, so that your shares, when redeemed, may be worth more or less than the original cost.

The Russell 1000 Index is an unmanaged index that measures the performance of the stocks of the large-capitalization segment of the U.S. equity universe. Index figures do not reflect any deduction of fees, taxes or expenses, and are not available for investment. Returns shown for the index include reinvestment of all dividends.

AVERAGE ANNUAL TOTAL RETURNS (FOR PERIODS ENDED MAY 31, 2018)
	1-year period ended 5/31/18	Since Commencement of Operations (4/3/17)
Elements U.S. Portfolio	14.02%	13.12%
Russell 1000 Index	14.60%	14.71%

Elements Portfolios	Annual Report	May 31, 2018

ELEMENTS U.S. SMALL CAP PORTFOLIO

PERFORMANCE DATA (Unaudited)

This chart assumes an initial gross investment of $10,000 made on April 3, 2017 (commencement of operations). Returns shown reflect the reinvestment of all dividends, and are net of fees and expenses, and reflect waivers of all of the Portfolio’s investment management fee and partial reimbursement of the Portfolio’s expenses by Stone Ridge. Stone Ridge has contractually agreed to waive its management fee and reimburse expenses as necessary to limit total annualized expenses, other than certain excluded expenses, of the Portfolio to 0.15% for the fiscal year ended May 31, 2018 and for the period from June 1, 2018 through September 27, 2018. Fee waivers and expense reimbursement may be discontinued after that date. Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. In the absence of fee waivers and reimbursements, returns for the Portfolio would have been lower. Past performance is not predictive of future performance. Investment return and principal value will fluctuate, so that your shares, when redeemed, may be worth more or less than the original cost.

The Russell 2000 Index is an unmanaged index that measures the performance of the small-capitalization segment of the U.S. equity universe. Index figures do not reflect any deduction of fees, taxes or expenses, and are not available for investment. Returns shown for the index include reinvestment of all dividends.

AVERAGE ANNUAL TOTAL RETURNS (FOR PERIODS ENDED MAY 31, 2018)
	1-year period ended 5/31/18	Since Commencement of Operations (4/3/17)
Elements U.S. Small Cap Portfolio	17.65%	13.14%
Russell 2000 Index	20.76%	16.66%

Elements Portfolios	Annual Report	May 31, 2018

ELEMENTS INTERNATIONAL PORTFOLIO

PERFORMANCE DATA (Unaudited)

This chart assumes an initial gross investment of $10,000 made on May 1, 2017 (commencement of operations). Returns shown reflect the reinvestment of all dividends, and are net of fees and expenses, and reflect waivers of all of the Portfolio’s investment management fee and partial reimbursement of the Portfolio’s expenses by Stone Ridge. Stone Ridge has contractually agreed to waive its management fee and reimburse expenses as necessary to limit total annualized expenses, other than certain excluded expenses, of the Portfolio to 0.20% for the fiscal year ended May 31, 2018 and for the period from June 1, 2018 through September 27, 2018. Fee waivers and expense reimbursement may be discontinued after that date. Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. In the absence of fee waivers and reimbursements, returns for the Portfolio would have been lower. Past performance is not predictive of future performance. Investment return and principal value will fluctuate, so that your shares, when redeemed, may be worth more or less than the original cost.

The MSCI World ex USA Index is a free-float adjusted index which captures large- and mid-cap representation across 22 of 23 developed market countries, as determined by MSCI, excluding the United States. Index figures do not reflect any deduction of fees, taxes or expenses, and are not available for investment. Returns shown for the index include reinvestment of all dividends net of withholding tax.

AVERAGE ANNUAL TOTAL RETURNS (FOR PERIODS ENDED MAY 31, 2018)
	1-year period ended 5/31/18	Since Commencement of Operations (5/1/17)
Elements International Portfolio	9.22%	11.37%
MSCI World ex USA Index	8.33%	10.96%

Elements Portfolios	Annual Report	May 31, 2018

ELEMENTS INTERNATIONAL SMALL CAP PORTFOLIO

PERFORMANCE DATA (Unaudited)

This chart assumes an initial gross investment of $10,000 made on May 1, 2017 (commencement of operations). Returns shown reflect the reinvestment of all dividends, and are net of fees and expenses, and reflect waivers of all of the Portfolio’s investment management fee and partial reimbursement of the Portfolio’s expenses by Stone Ridge. Stone Ridge has contractually agreed to waive its management fee and reimburse expenses as necessary to limit total annualized expenses, other than certain excluded expenses, of the Portfolio to 0.20% for the fiscal year ended May 31, 2018 and for the period from June 1, 2018 through September 27, 2018. Fee waivers and expense reimbursement may be discontinued after that date. Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. In the absence of fee waivers and reimbursements, returns for the Portfolio would have been lower. Past performance is not predictive of future performance. Investment return and principal value will fluctuate, so that your shares, when redeemed, may be worth more or less than the original cost.

The MSCI World ex USA Small Cap Index is a free-float adjusted index which captures small-cap representation across 22 or 23 developed market countries, as determined by MSCI, excluding the United States. Index figures do not reflect any deduction of fees, taxes or expenses, and are not available for investment. Returns shown for the index include reinvestment of all dividends net of withholding tax.

AVERAGE ANNUAL TOTAL RETURNS (FOR PERIODS ENDED MAY 31, 2018)
	1-year period ended 5/31/18	Since Commencement of Operations (5/1/17)
Elements International Small Cap Portfolio	12.34%	15.01%
MSCI World ex USA Small Cap Index	14.20%	16.44%

Elements Portfolios	Annual Report	May 31, 2018

ELEMENTS EMERGING MARKETS PORTFOLIO

PERFORMANCE DATA (Unaudited)

This chart assumes an initial gross investment of $10,000 made on June 1, 2017 (commencement of operations). Returns shown reflect the reinvestment of all dividends, and are net of fees and expenses, and reflect waivers of all of the Portfolio’s investment management fee and partial reimbursement of the Portfolio’s expenses by Stone Ridge. Stone Ridge has contractually agreed to waive its management fee and reimburse expenses as necessary to limit total annualized expenses, other than certain excluded expenses, of the Portfolio to 0.20% for the fiscal year ended May 31, 2018 and for the period from June 1, 2018 through September 27, 2018. Fee waivers and expense reimbursement may be discontinued after that date. Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. In the absence of fee waivers and reimbursements, returns for the Portfolio would have been lower. Past performance is not predictive of future performance. Investment return and principal value will fluctuate, so that your shares, when redeemed, may be worth more or less than the original cost.

The MSCI Emerging Markets Index is a free float weighted equity index which captures large and mid-cap representation across Emerging Markets countries, as determined by MSCI. The index covers approximately 85% of the free float-adjusted market capitalization in each country. Index figures do not reflect any deduction of fees, taxes or expenses, and are not available for investment. Returns shown for the index include reinvestment of all dividends net of withholding tax.

TOTAL RETURNS (FOR PERIOD ENDED MAY 31, 2018)
Since Commencement of Operations (6/1/17)
Elements Emerging Markets Portfolio	13.46%
MSCI Emerging Markets Index	13.66%

Elements Portfolios	Annual Report	May 31, 2018

Management’s Discussion of Fund Performance

The Elements U.S. Portfolio seeks to capture the equity risk premium by investing in a broad and diverse group of securities or derivatives on U.S. companies, with a focus on intuitive risk factors such as size, value, momentum, and quality that the Adviser believes may contribute to a positive equity risk premium.1 For the 12 months ended May 31, 2018, total returns were 14.02% for the Portfolio and 14.60% for the Russell 1000 Index.2 Periods of positive performance for the Portfolio, such as the most recently completed fiscal year, correspond to periods when the equity risk premium or factors emphasized are positive for U.S. companies. The performance of the Portfolio was primarily driven by the broad trend of the market for U.S. companies as illustrated by the Russell 1000 Index. Differences in Portfolio performance relative to the index were primarily driven by the factors, which contributed negatively in this period. There can be no assurance that the equity risk premium will be positive for the Portfolio’s investments at any time or on average and over time.

The Elements U.S. Small Cap Portfolio seeks to capture the equity risk premium by investing in a broad and diverse group of securities or derivatives on small capitalization U.S. companies, with a focus on intuitive risk factors such as size, value, momentum, and quality that the Adviser believes may contribute to a positive equity risk premium.1 For the 12 months ended May 31, 2018, total returns were 17.65% for the Portfolio and 20.76% for the Russell 2000 Index.3 Periods of positive performance for the Portfolio, such as the most recently completed fiscal year, correspond to periods when the equity risk premium or factors emphasized are positive for U.S. small capitalization companies. The performance of the Portfolio was primarily driven by the broad trend of the market for small capitalization U.S. companies as illustrated by the Russell 2000 Index. Differences in Portfolio performance relative to the index were primarily driven by the factors, which contributed negatively in this period. There can be no assurance that the equity risk premium will be positive for the Portfolio’s investments at any time or on average and over time.

The Elements International Portfolio seeks to capture the equity risk premium by investing in a broad and diverse group of securities or derivatives on companies associated with countries with developed markets, with a focus on intuitive risk factors such as size, value, momentum, and quality that the Adviser believes may contribute to a positive equity risk premium.1 For the 12 months ended May 31, 2018, total returns were 9.22% for the Portfolio and 8.33% for the MSCI World ex USA Index4 (net dividends). Periods of positive performance for the Portfolio, such as the most recently completed fiscal year, correspond to periods when the equity risk premium, factors emphasized, or relevant currencies performances versus the U.S. dollar are positive for developed markets companies. The performance of the Portfolio was primarily driven by the broad trend of the market for developed markets companies as illustrated by the MSCI World ex USA Index. Differences in Portfolio performance relative to the index were primarily driven by the factors, which contributed positively in this period. There can be no assurance that the equity risk premium will be positive for the Portfolio’s investments at any time or on average and over time.

The Elements International Small Cap Portfolio seeks to capture the equity risk premium by investing in a broad and diverse group of securities or derivatives on small capitalization companies associated with countries with developed markets, with a focus on intuitive risk factors such as size, value, momentum, and quality that the Adviser believes may contribute to a positive equity risk premium.1 For the 12 months ended May 31, 2018, total returns were 12.34% for the Portfolio and 14.20% for the MSCI World ex USA Small Cap Index5 (net dividends). Periods of positive performance for the Portfolio, such as the most recently completed fiscal year, correspond to periods when the equity risk premium, factors emphasized, or relevant currencies performances versus the U.S. dollar are positive for small capitalization developed markets companies. The performance of the Portfolio was primarily driven by the broad trend of the market for small capitalization developed markets companies as illustrated by the MSCI World ex USA Small Cap Index. Differences in Portfolio performance relative to the index were primarily driven by the factors, which contributed negatively in this period. There can be no assurance that the equity risk premium will be positive for the Portfolio’s investments at any time or on average and over time.

[1]

The “equity risk premium” is positive if investment returns for equity securities exceed the risk-free rate, on average and over time. The “risk-free rate” is the rate of return that can be earned on high quality, short-term government debt securities.

[2]	The Russell 1000 Index consists of the largest 1000 companies in the Russell 3000 Index.
[3]	The Russell 2000 Index is comprised of the smallest 2000 companies in the Russell 3000 Index.
[4]	The MSCI World ex USA Index captures large and mid cap representation across 22 of 23 Developed Markets countries — excluding the United States.
[5]	The MSCI World ex USA Small Cap Index captures small cap representation across 22 of 23 Developed Markets countries — excluding the United States.

Past performance does not guarantee future results. Indices are not investable and do not reflect any fees or transaction costs.

Elements Portfolios	Annual Report	May 31, 2018

Management’s Discussion of Fund Performance

The Elements Emerging Markets Portfolio seeks to capture the equity risk premium by investing in a broad and diverse group of securities or derivatives associated with countries with emerging markets, with a focus on intuitive risk factors such as size, value, momentum, and quality that the Adviser believes may contribute to a positive equity risk premium.1 For the 12 months ended May 31, 2018, total returns were 13.46% for the Portfolio and 13.66% for the MSCI Emerging Markets Index6 (net dividends). Periods of positive performance for the Portfolio, such as the most recently completed fiscal year, correspond to periods when the equity risk premium, factors emphasized, or relevant currencies performances versus the U.S. dollar are positive for emerging markets companies. The performance of the Portfolio was primarily driven by the broad trend of the market for emerging markets companies as illustrated by the MSCI Emerging Markets Index. Differences in Portfolio performance relative to the index were primarily driven by the factors, which contributed negatively in this period. There can be no assurance that the equity risk premium will be positive for the Portfolio’s investments at any time or on average and over time.

Investors should carefully consider the risks and investment objectives of the Elements U.S. Portfolio, Elements U.S. Small Cap Portfolio, Elements International Portfolio, Elements International Small Cap Portfolio and Elements Emerging Markets Portfolio (collectively, the “Portfolios”), as an investment in a Portfolio may not be appropriate for all investors and the Portfolios are not designed to be a complete investment program. An investment in a Portfolio involves a high degree of risk. It is possible that investing in a Portfolio may result in a loss of some or all of the amount invested. Before making an investment/allocation decision, investors should (i) consider the suitability of this investment with respect to an investor’s or a client’s investment objectives and individual situation and (ii) consider factors such as an investor’s or a client’s net worth, income, age and risk tolerance. Investment should be avoided where an investor/client has a short-term investing horizon and/or cannot bear the loss of some or all of the investment. Before investing in a Portfolio, an investor should read the discussion of the risks of investing in the Portfolio in the prospectus.

Mutual fund investing involves risk. Principal loss is possible.

Economic, political, and issuer-specific events will cause the value of securities, and the Portfolio that owns them, to rise or fall. Because the value of your investment in a Portfolio will fluctuate, you may lose money, even over the long term. Securities of smaller companies are often less liquid than those of larger companies, and smaller companies are generally more vulnerable to adverse business or economic developments and may have more limited resources. Foreign securities prices may decline or fluctuate because of economic or political actions of foreign governments and/or less regulated or liquid securities markets and may give rise to foreign currency risk. Securities of companies that exhibit other factors such as value, momentum or quality may be riskier than securities of companies that do not exhibit those factors, and may perform differently from the market as a whole. If a Portfolio uses derivatives, such Portfolio will be directly exposed to the risks of that derivative, including the risk that the counterparty is unable or unwilling to perform its obligations. Derivatives are subject to a number of additional risks, including risks associated with liquidity, interest rates, market movements and valuation. Securities lending and similar transactions involve the risk that the counterparty may fail to return the securities in a timely manner or at all and that the value of collateral securing a securities loan or similar transaction falls. Please see the prospectus for a complete list of risks.

Each Portfolio is classified as non-diversified under the 1940 Act. Each Portfolio is an open-end management investment company.

The Portfolios’ investment objectives, risks, charges and expenses must be considered carefully before investing. The prospectus contains this and other important information about the Portfolios. You can obtain an additional copy of the Portfolios’ most recent periodic reports and certain other regulatory filings by calling 855-609-3680 or visiting www.elementsfunds.com. The Portfolios’ prospectus, which includes a statement of additional information, can be found by visiting www.elementsfunds.com. The prospectus should be read carefully before investing.

The Elements Portfolios are distributed by ALPS Distributors, Inc. SRG000566

[6]	The MSCI Emerging Markets Index captures large and mid cap representation across 24 Emerging Markets countries.

Elements Portfolios	Annual Report	May 31, 2018

Past performance does not guarantee future results. Indices are not investable and do not reflect any fees or transaction costs.

ALLOCATION OF PORTFOLIO HOLDINGS AT MAY 31, 2018 (Unaudited)

ELEMENTS U.S. PORTFOLIO PORTFOLIO ALLOCATION BY SECTOR

Information Technology	$221,434,358	23.8%

Consumer Discretionary	201,038,309	21.6%

Industrials	122,763,147	13.2%

Financials	98,125,985	10.5%

Consumer Staples	99,153,894	10.6%

Health Care	86,416,978	9.3%

Materials	37,663,515	4.1%

Energy	24,574,554	2.6%

Utilities	5,420,825	0.6%

Telecommunication Services	3,598,184	0.4%

Real Estate	2,221,096	0.2%

Other(1)	28,933,420	3.1%
	$931,344,265

ELEMENTS INTERNATIONAL PORTFOLIO PORTFOLIO ALLOCATION BY SECTOR

Consumer Discretionary	$94,357,542	16.0%

Industrials	90,617,781	15.3%

Information Technology	81,565,333	13.8%

Consumer Staples	69,667,155	11.8%

Financials	59,322,952	10.0%

Materials	48,597,220	8.2%

Health Care	41,969,434	7.2%

Energy	22,841,929	3.9%

Telecommunication Services	21,313,783	3.6%

Utilities	12,018,393	2.0%

Real Estate	5,635,364	1.0%

Other(1)	42,577,632	7.2%
	$590,484,518

ELEMENTS U.S. SMALL CAP PORTFOLIO PORTFOLIO ALLOCATION BY SECTOR

Consumer Discretionary	$125,583,150	23.9%

Information Technology	103,405,150	19.7%

Industrials	102,416,761	19.5%

Financials	69,991,406	13.3%

Health Care	40,405,661	7.7%

Consumer Staples	24,548,408	4.7%

Materials	19,085,255	3.6%

Energy	12,159,368	2.4%

Utilities	3,611,853	0.7%

Real Estate	2,833,494	0.5%

Telecommunication Services	1,764,951	0.3%

Other(1)	19,271,737	3.7%
	$525,077,194

ELEMENTS INTERNATIONAL SMALL CAP PORTFOLIO PORTFOLIO ALLOCATION BY SECTOR

Consumer Discretionary	$47,679,479	20.6%

Industrials	45,605,340	19.8%

Information Technology	32,042,171	13.9%

Consumer Staples	27,551,769	11.9%

Materials	22,700,249	9.7%

Health Care	12,214,692	5.3%

Financials	11,454,501	5.0%

Energy	4,245,514	1.8%

Utilities	3,134,863	1.4%

Telecommunication Services	2,443,863	1.1%

Real Estate	717,779	0.3%

Other(1)	21,005,562	9.2%
	$230,795,782

The accompanying Notes to the Financial Statements are an integral part of these Financial Statements.	(Continued)

Elements Portfolios	Annual Report	May 31, 2018

ALLOCATION OF PORTFOLIO HOLDINGS AT MAY 31, 2018 (Unaudited)

ELEMENTS EMERGING MARKETS PORTFOLIO PORTFOLIO ALLOCATION BY SECTOR

Information Technology	$71,627,589	26.0%

Financials	34,487,963	12.5%

Consumer Discretionary	32,104,552	11.7%

Health Care	25,374,654	9.2%

Energy	22,008,874	8.0%

Industrials	21,348,056	7.7%

Consumer Staples	21,288,664	7.7%

Materials	9,196,688	3.3%

Utilities	6,791,584	2.5%

Real Estate	6,561,883	2.4%

Telecommunication Services	3,551,038	1.3%

Other(1)	21,228,350	7.7%
	$275,569,895

(1)	Cash, cash equivalents, short-term investments and other assets less liabilities.

The Global Industry Classification Standard (GICS®) was developed by and/or is the exclusive property of MSCI, Inc. (“MSCI”) and Standard & Poor’s Financial Services LLC (“S&P”). GICS is a service mark of MSCI and S&P and has been licensed for use by U.S. Bancorp Fund Services, LLC.

The accompanying Notes to the Financial Statements are an integral part of these Financial Statements.

Elements Portfolios	Annual Report	May 31, 2018

Schedule of Investments	as of May 31, 2018

ELEMENTS U.S. PORTFOLIO

	SHARES	FAIR VALUE
COMMON STOCKS - 96.8%

Automobiles & Components - 1.3%
Aptiv PLC (a)	11,183	$1,090,343
BorgWarner, Inc.	24,478	1,194,037
Delphi Technologies PLC (a)	3,880	194,388
Ford Motor Co.	100,230	1,157,657
Gentex Corp.	98,747	2,372,890
Lear Corp.	10,248	2,029,104
Thor Industries, Inc.	22,788	2,110,169
Visteon Corp. (b)	15,463	1,932,256

		12,080,844

Banks - 1.8%
Associated Banc-Corp.	68,928	1,902,413
Bank of America Corp.	82,944	2,408,694
Bank of Hawaii Corp.	7,363	625,340
BankUnited, Inc.	1,847	77,888
BB&T Corp.	4,633	243,232
Citigroup, Inc.	4,948	329,982
Citizens Financial Group, Inc.	2,860	116,831
Commerce Bancshares, Inc.	6,760	436,561
Cullen/Frost Bankers, Inc.	362	41,351
East West Bancorp, Inc.	19,164	1,331,515
Fifth Third Bancorp	8,135	248,768
First Hawaiian, Inc.	15,616	457,236
First Horizon National Corp.	1,755	32,538
Huntington Bancshares, Inc.	22,750	338,292
JPMorgan Chase & Co.	10,164	1,087,650
KeyCorp.	2,096	40,746
M&T Bank Corp.	900	154,872
New York Community Bancorp, Inc.	5,732	66,434
PacWest Bancorp	800	42,448
Popular, Inc. (a)	26,253	1,187,686
Prosperity Bancshares, Inc.	4,245	307,465
Regions Financial Corp.	64,149	1,170,078
SunTrust Banks, Inc.	158	10,667
Synovus Financial Corp.	1,458	78,892
TCF Financial Corp.	2,994	78,772
Webster Financial Corp.	5,383	345,050
Wells Fargo & Co.	66,194	3,573,814
Western Alliance Bancorp (b)	4,780	288,043

		17,023,258

Capital Goods - 10.0%
3M Co.	4,418	871,362
Acuity Brands, Inc.	5,704	674,498
AECOM Technology Corp. (b)	24,124	796,092
AGCO Corp.	15,688	997,757
Air Lease Corp.	3,333	148,019
Allegion PLC (a)	5,718	437,027
Allison Transmission Holdings, Inc.	14,729	608,455
AMETEK, Inc.	20,252	1,479,004
AO Smith Corp.	24,458	1,542,566
Arconic, Inc.	107,673	1,900,428
Armstrong World Industries, Inc. (b)	6,989	423,533
Boeing Co.	14,806	5,214,081
BWX Technologies, Inc.	11,063	738,345
Carlisle Cos., Inc.	17,151	1,841,846

	SHARES	FAIR VALUE
Capital Goods - 10.0% (continued)
Caterpillar, Inc.	978	$148,568
Colfax Corp. (b)	13,036	398,641
Crane Co.	16,599	1,379,543
Cummins, Inc.	7,499	1,067,783
Donaldson Co., Inc.	32,092	1,514,742
Dover Corp.	4,897	378,097
Eaton Corp. PLC (a)	12,819	981,679
Emerson Electric Co.	4,694	332,523
Fastenal Co.	3,297	175,499
Flowserve Corp.	2,600	107,484
Fluor Corp.	21,508	1,048,300
Fortive Corp.	21,270	1,546,116
Fortune Brands Home & Security, Inc.	43,378	2,436,542
Gates Industrial Corp. PLC (a)(b)	21,478	319,163
General Dynamics Corp.	1,420	286,428
Graco, Inc.	19,130	868,502
HD Supply Holdings, Inc. (b)	46,544	1,895,737
HEICO Corp.	28,492	2,617,275
HEICO Corp. - Class A	32,717	2,488,128
Hexcel Corp.	14,939	1,058,129
Honeywell International, Inc.	2,595	383,826
Hubbell, Inc.	2,941	316,716
Huntington Ingalls Industries, Inc.	6,743	1,490,675
IDEX Corp.	7,886	1,093,630
Illinois Tool Works, Inc.	136	19,543
Ingersoll-Rand PLC (a)	22,893	2,004,053
ITT, Inc.	36,964	1,908,082
Jacobs Engineering Group, Inc.	43,021	2,787,761
L3 Technologies, Inc.	5,836	1,157,454
Lennox International, Inc.	8,339	1,695,402
Lincoln Electric Holdings, Inc.	15,909	1,425,446
Lockheed Martin Corp.	14,685	4,619,020
Masco Corp.	7,569	282,097
Middleby Corp. (b)	1,078	107,390
MSC Industrial Direct Co., Inc.	22,867	2,099,877
Nordson Corp.	17	2,136
Northrop Grumman Corp.	1,875	613,594
nVent Electric PLC (a)(b)	17,220	466,318
Orbital ATK, Inc.	3,228	431,648
Oshkosh Corp.	22,661	1,648,588
Owens Corning	9,958	629,545
Parker-Hannifin Corp.	953	162,868
Pentair PLC (a)	18,784	819,734
Quanta Services, Inc. (b)	2,242	80,734
Raytheon Co.	12,649	2,649,965
Regal Beloit Corp.	22,476	1,785,718
Rockwell Automation, Inc.	4,692	823,024
Rockwell Collins, Inc.	5,969	820,797
Sensata Technologies Holding PLC (a)(b)	1,439	73,519
Snap-on, Inc.	7,483	1,106,137
Spirit AeroSystems Holdings, Inc.	55,384	4,691,579
Stanley Black & Decker, Inc.	2,638	367,315
Terex Corp.	8,396	332,314
Textron, Inc.	35,682	2,375,708
Timken Co.	16,886	798,708
Toro Co.	21,580	1,251,640
Trinity Industries, Inc.	8,763	302,236

The accompanying Notes to the Financial Statements are an integral part of these Financial Statements.	(Continued)

Elements Portfolios	Annual Report	May 31, 2018

Schedule of Investments	as of May 31, 2018

ELEMENTS U.S. PORTFOLIO

	SHARES	FAIR VALUE
Capital Goods - 10.0% (continued)
United Technologies Corp.	14,188	$1,770,946
Univar, Inc. (b)	15,876	432,939
USG Corp. (b)	4,808	199,436
Valmont Industries, Inc.	10,986	1,605,604
WABCO Holdings, Inc. (b)	4,614	557,971
Wabtec Corp. (c)	1,036	101,020
Watsco, Inc.	8,823	1,623,608
Welbilt, Inc. (b)	1,900	36,993
WESCO International, Inc. (b)	22,891	1,358,581
WW Grainger, Inc.	6,958	2,149,952
Xylem, Inc.	12,762	898,445

		93,082,184

Commercial & Professional Services - 1.5%
Cintas Corp.	5,512	1,004,562
Clean Harbors, Inc. (b)	6,447	341,691
Copart, Inc. (b)	20,963	1,149,401
Dun & Bradstreet Corp.	13,329	1,636,935
Equifax, Inc.	416	47,407
IHS Markit Ltd. (a)(b)	5,300	261,184
KAR Auction Services, Inc.	59,070	3,117,124
ManpowerGroup, Inc.	13,194	1,187,460
Pitney Bowes, Inc.	189	1,682
Republic Services, Inc.	23,235	1,566,736
Robert Half International, Inc.	30,756	1,958,542
Rollins, Inc.	6,657	331,319
Stericycle, Inc. (b)	11,022	699,897
Verisk Analytics, Inc. (b)	1,674	177,846
Waste Management, Inc.	2,007	165,999

		13,647,785

Consumer Durables & Apparel - 4.1%
Brunswick Corp.	22,685	1,442,766
Carter’s, Inc.	21,654	2,360,503
DR Horton, Inc.	20,524	866,318
Garmin Ltd. (a)	13,917	836,273
Hanesbrands, Inc.	246	4,485
Hasbro, Inc.	11,235	974,636
Leggett & Platt, Inc.	1	41
Lennar Corp. - A Shares	23,118	1,196,125
Lennar Corp. - B Shares	2,252	93,188
Lululemon Athletica, Inc. (b)	13,376	1,405,149
Michael Kors Holdings Ltd. (a)(b)	51,960	2,981,984
Mohawk Industries, Inc. (b)	357	72,842
NIKE, Inc.	89,798	6,447,496
NVR, Inc. (b)	673	2,012,634
Polaris Industries, Inc.	3,939	440,774
PulteGroup, Inc.	35,655	1,078,564
PVH Corp.	11,518	1,842,880
Ralph Lauren Corp.	34,559	4,650,950
Skechers U.S.A., Inc. (b)	73,852	2,146,139
Tapestry, Inc.	22,745	994,411
Tempur Sealy International, Inc. (b)(c)	930	42,901
Toll Brothers, Inc.	9,313	367,770
Tupperware Brands Corp.	17,916	755,339
Under Armour, Inc. - Class A (b)(c)	37,625	786,363
Under Armour, Inc. - Class C (b)(c)	91,921	1,739,145

	SHARES	FAIR VALUE
Consumer Durables & Apparel - 4.1% (continued)
VF Corp.	27,939	$2,267,529

		37,807,205

Consumer Services - 3.2%
Aramark	21,319	827,604
Bright Horizons Family Solutions, Inc. (b)	1,804	182,565
Carnival Corp. (a)	9,000	560,520
Chipotle Mexican Grill, Inc. (b)	4,089	1,759,006
Choice Hotels International, Inc.	40,964	3,291,457
Darden Restaurants, Inc.	11,032	964,307
Domino’s Pizza, Inc.	109	27,411
Extended Stay America, Inc.	19,838	417,590
Graham Holdings Co.	2,215	1,286,583
H&R Block, Inc.	17,936	492,343
Hilton Grand Vacations, Inc. (b)	9,926	394,658
Hilton Worldwide Holdings, Inc.	7,823	631,394
Hyatt Hotels Corp.	32,421	2,649,768
International Game Technology PLC (a)	7,969	200,341
Las Vegas Sands Corp.	1,648	132,845
McDonald’s Corp.	21,771	3,483,578
MGM Resorts International	85,698	2,695,202
Norwegian Cruise Line Holdings Ltd. (a)(b)	74,305	3,889,124
Royal Caribbean Cruises Ltd. (a)	25,883	2,717,197
Service Corp International	13,609	499,314
ServiceMaster Global Holdings, Inc. (b)	3,306	188,905
Six Flags Entertainment Corp.	41	2,645
Starbucks Corp.	23,946	1,357,020
Wendy’s Co.	2,699	43,481
Wyndham Worldwide Corp.	1,632	176,974
Yum China Holdings, Inc.	27,241	1,070,571
Yum! Brands, Inc.	2,414	196,331

		30,138,734

Diversified Financials - 4.0%
Affiliated Managers Group, Inc.	4,782	761,581
Ally Financial, Inc.	23,371	599,466
American Express Co.	14,323	1,407,951
Ameriprise Financial, Inc.	1,643	227,769
Artisan Partners Asset Management, Inc.	14,382	464,539
Berkshire Hathaway, Inc. (b)	98,460	18,858,044
BGC Partners, Inc.	70,429	807,116
Capital One Financial Corp.	2,528	237,632
Credit Acceptance Corp. (b)	165	58,247
Discover Financial Services	7,222	533,417
E*TRADE Financial Corp. (b)	21,461	1,359,554
Eaton Vance Corp.	3,786	203,687
FactSet Research Systems, Inc.	1,719	345,536
Federated Investors, Inc.	69,254	1,680,795
Fidelity National Financial, Inc.	77,483	2,863,772
Franklin Resources, Inc.	22,507	755,560
Jefferies Financial Group, Inc.	14,874	325,443
Lazard Ltd. (a)	2,176	111,933
Legg Mason, Inc.	6,286	234,279
LPL Financial Holdings, Inc.	583	40,093
MarketAxess Holdings, Inc.	1,972	421,318
Morningstar, Inc.	9,981	1,197,820
MSCI, Inc.	1,199	194,921

The accompanying Notes to the Financial Statements are an integral part of these Financial Statements.	(Continued)

Elements Portfolios	Annual Report	May 31, 2018

Schedule of Investments	as of May 31, 2018

ELEMENTS U.S. PORTFOLIO

	SHARES	FAIR VALUE
Diversified Financials - 4.0% (continued)
NASDAQ OMX Group, Inc.	200	$18,372
Navient Corp.	5,922	81,783
OneMain Holdings, Inc. (b)	14,373	467,554
Raymond James Financial, Inc.	331	31,961
S&P Global, Inc.	506	99,935
SEI Investments Co.	17,129	1,092,488
Synchrony Financial	44,704	1,548,099
T. Rowe Price Group, Inc.	100	12,142
Voya Financial, Inc.	7,203	374,124

		37,416,931

Energy - 2.6%
Andeavor	598	86,369
Apache Corp.	300	12,000
Apergy Corp. (b)	1,193	51,526
Baker Hughes a GE Co.	3,523	121,860
Cabot Oil & Gas Corp.	3,059	69,898
Centennial Resource Development, Inc. (b)	2,900	51,040
Cheniere Energy, Inc. (b)	65	4,330
Chevron Corp.	7,529	935,855
Consol Energy, Inc. (b)	556	24,497
Extraction Oil & Gas, Inc. (b)	3,700	62,752
Exxon Mobil Corp.	116,699	9,480,627
Halliburton Co.	9,707	482,826
HollyFrontier Corp.	9,700	748,646
Kosmos Energy Ltd. (a)(b)	810	6,294
Marathon Oil Corp.	35,780	766,765
Marathon Petroleum Corp.	5,452	430,871
Murphy Oil Corp.	3,400	104,550
National Oilwell Varco, Inc.	2,500	103,550
Occidental Petroleum Corp.	300	25,260
Oceaneering International, Inc.	27,724	660,663
ONEOK, Inc.	425	28,968
PBF Energy, Inc.	21,788	1,027,958
Phillips 66	2,177	253,599
Schlumberger Ltd. (a)	70,158	4,817,750
SM Energy Co.	3,700	96,940
Transocean Ltd. (a)(b)	3,500	44,275
Valero Energy Corp.	22,029	2,669,915
Whiting Petroleum Corp. (b)	759	39,787
Williams Cos., Inc.	200	5,372
World Fuel Services Corp.	65,125	1,359,810

		24,574,553

Food & Staples Retailing - 4.7%
Casey’s General Stores, Inc.	12,282	1,188,898
Costco Wholesale Corp.	32,636	6,469,761
CVS Health Corp.	16,809	1,065,522
Kroger Co.	164,175	3,994,378
Rite Aid Corp. (b)(c)	234,715	375,544
Sprouts Farmers Market, Inc. (b)	77,323	1,677,909
Sysco Corp.	44,055	2,864,897
U.S. Foods Holding Corp. (b)	104,862	3,741,476
Walgreens Boots Alliance, Inc.	85,745	5,349,630
Wal-Mart Stores, Inc.	211,533	17,459,934

		44,187,949

	SHARES	FAIR VALUE
Food, Beverage & Tobacco - 4.2%
Altria Group, Inc.	2,146	$119,618
Archer-Daniels-Midland Co.	34,556	1,510,788
Brown-Forman Corp. - Class A	6,298	345,886
Brown-Forman Corp. - Class B	30,793	1,741,652
Bunge Ltd. (a)	13,120	912,496
Campbell Soup Co. (c)	47,527	1,598,808
Coca-Cola Co.	30,770	1,323,110
Conagra Brands, Inc.	39,761	1,473,543
Constellation Brands, Inc.	407	90,794
Dr. Pepper Snapple Group, Inc.	8,890	1,060,577
Flowers Foods, Inc.	112,315	2,279,995
General Mills, Inc.	62,946	2,661,986
Hain Celestial Group, Inc. (b)	40,285	1,028,073
Hershey Co.	19,829	1,785,403
Hormel Foods Corp. (c)	76,375	2,741,099
Ingredion, Inc.	18,600	2,071,854
JM Smucker Co.	15,381	1,653,458
Kellogg Co.	22,420	1,443,624
Kraft Heinz Co.	280	16,094
Lamb Weston Holdings, Inc.	1,752	111,690
McCormick & Co., Inc.	10,271	1,037,371
Molson Coors Brewing Co.	6,657	410,404
Mondelez International, Inc.	98,359	3,862,558
Monster Beverage Corp. (b)	8,034	411,019
PepsiCo., Inc.	10,668	1,069,467
Pinnacle Foods, Inc.	21,806	1,394,276
Post Holdings, Inc. (b)	1,475	113,383
TreeHouse Foods, Inc. (b)	23,484	1,125,118
Tyson Foods, Inc.	53,006	3,576,315

		38,970,459

Health Care Equipment & Services - 6.1%
Acadia Healthcare Co., Inc. (b)	942	37,859
Aetna, Inc.	18,095	3,187,072
Align Technology, Inc. (b)	2,533	840,829
Allscripts Healthcare Solutions, Inc. (b)	362	4,579
AmerisourceBergen Corp.	12,684	1,041,864
Anthem, Inc.	16,660	3,688,857
Baxter International, Inc.	8,408	595,623
Becton, Dickinson & Co.	1	222
Centene Corp. (b)	16,893	1,979,184
Cerner Corp. (b)	2,121	126,581
Cigna Corp.	18,238	3,088,970
Cooper Cos., Inc.	543	122,886
Danaher Corp.	5,072	503,548
DaVita HealthCare Partners, Inc. (b)	17,419	1,164,286
DENTSPLY SIRONA, Inc.	17,249	755,679
DexCom, Inc. (b)	721	63,441
Edwards Lifesciences Corp. (b)	5,320	730,489
Envision Healthcare Corp. (b)	11,863	508,685
Express Scripts Holding Co. (b)	37,299	2,827,637
HCA Holdings, Inc.	652	67,247
Henry Schein, Inc. (b)	22,320	1,544,544
Hill-Rom Holdings, Inc.	11,793	1,084,956
Hologic, Inc. (b)	1	38
Humana, Inc.	12,751	3,710,286
IDEXX Laboratories, Inc. (b)	3,365	700,627
Intuitive Surgical, Inc. (b)	100	45,967

The accompanying Notes to the Financial Statements are an integral part of these Financial Statements.	(Continued)

Elements Portfolios	Annual Report	May 31, 2018

Schedule of Investments	as of May 31, 2018

ELEMENTS U.S. PORTFOLIO

	SHARES	FAIR VALUE
Health Care Equipment & Services - 6.1% (continued)
Laboratory Corp. of America Holdings (b)	22,059	$3,983,635
LifePoint Health, Inc. (b)	7,041	372,117
McKesson Corp.	5,132	728,436
MEDNAX, Inc. (b)	35,069	1,607,914
Patterson Cos., Inc.	48,779	1,020,457
Premier, Inc. (b)	39,689	1,294,655
Quest Diagnostics, Inc.	10,966	1,168,208
ResMed, Inc.	9,204	946,263
STERIS PLC (a)	3,427	355,860
UnitedHealth Group, Inc.	39,109	9,445,215
Universal Health Services, Inc.	7,525	865,224
Varex Imaging Corp. (b)	28,306	1,046,190
Varian Medical Systems, Inc. (b)	7,768	915,614
Veeva Systems, Inc. (b)	1,300	100,568
WellCare Health Plans, Inc. (b)	13,410	2,972,595
West Pharmaceutical Services, Inc.	10,694	994,542
Zimmer Biomet Holdings, Inc.	3,766	419,947

		56,659,396

Household & Personal Products - 1.7%
Church & Dwight Co., Inc.	32,904	1,544,843
Clorox Co.	14,480	1,749,618
Colgate-Palmolive Co.	51,975	3,279,103
Coty, Inc.	9,847	130,473
Edgewell Personal Care Co. (b)	27,984	1,223,460
Energizer Holdings, Inc.	18,289	1,110,874
Estee Lauder Cos., Inc.	17,661	2,639,260
Herbalife Ltd. (a)(b)	14,613	741,902
Kimberly-Clark Corp.	17,174	1,731,998
Nu Skin Enterprises, Inc.	10,841	887,769
Procter & Gamble Co.	13,068	956,186

		15,995,486

Insurance - 4.7%
Aflac, Inc.	24,600	1,108,476
Allstate Corp.	17,607	1,645,902
American Financial Group, Inc.	18,059	1,984,323
American National Insurance Co.	4,395	523,005
Aon PLC (a)	1,200	167,844
Arthur J Gallagher & Co.	11,803	782,303
Assurant, Inc.	439	40,981
Assured Guaranty Ltd. (a)	9,199	326,473
Athene Holding Ltd. (a)(b)	4,557	203,561
Brighthouse Financial, Inc. (b)	6,067	285,816
Brown & Brown, Inc.	66,652	1,851,593
Cincinnati Financial Corp.	23,078	1,600,921
CNA Financial Corp.	38,932	1,829,025
Erie Indemnity Co.	1,597	180,477
First American Financial Corp.	42,160	2,195,693
Hanover Insurance Group, Inc.	19,157	2,322,595
Hartford Financial Services Group, Inc.	9,599	502,316
Lincoln National Corp.	8,114	537,877
Loews Corp.	33,725	1,648,141
Markel Corp. (b)	100	109,708
Marsh & McLennan Cos., Inc.	25,319	2,034,888
Mercury General Corp.	15,243	718,098
MetLife, Inc.	34,492	1,586,287
Old Republic International Corp.	67,825	1,422,968

	SHARES	FAIR VALUE
Insurance - 4.7% (continued)
Principal Financial Group, Inc.	9,138	$509,900
ProAssurance Corp.	25,524	980,122
Progressive Corp.	53,327	3,311,073
Prudential Financial, Inc.	5,867	568,160
Reinsurance Group of America, Inc.	12,587	1,881,001
Torchmark Corp.	32,375	2,746,371
Travelers Cos., Inc.	15,736	2,022,391
Unum Group	13,836	536,975
Validus Holdings Ltd. (a)	37,276	2,525,822
WR Berkley Corp.	34,998	2,676,297

		43,367,383

Materials - 4.0%
Air Products & Chemicals, Inc.	160	25,826
Albemarle Corp.	3,512	328,267
Alcoa Corp. (b)	7,163	344,325
AptarGroup, Inc.	18,087	1,669,792
Ashland Global Holdings, Inc.	6,543	508,522
Avery Dennison Corp.	22,926	2,407,918
Axalta Coating Systems Ltd. (a)(b)	22,459	698,699
Ball Corp.	209	7,723
Bemis Co., Inc.	47,962	2,028,793
Berry Global Group, Inc. (b)	2,230	107,687
Cabot Corp.	9,207	554,722
Celanese Corp.	1,026	115,856
CF Industries Holdings, Inc.	8,489	349,237
Crown Holdings, Inc. (b)	3,612	156,544
Domtar Corp.	43,738	2,102,486
DowDuPont, Inc.	1,794	115,013
Eagle Materials, Inc.	304	32,948
Eastman Chemical Co.	1,680	175,241
Ecolab, Inc.	200	28,522
FMC Corp.	6,110	532,120
Freeport-McMoRan, Inc.	91,900	1,553,110
Graphic Packaging Holding Co.	81,244	1,176,413
Huntsman Corp.	11,202	358,128
International Flavors & Fragrances, Inc.	300	36,639
International Paper Co.	551	29,478
LyondellBasell Industries N.V. (a)	12,241	1,372,461
Monsanto Co.	24,860	3,168,656
Newmont Mining Corp.	84,008	3,270,431
Nucor Corp.	21,818	1,400,497
Packaging Corp. of America	2,555	300,212
Platform Specialty Products Corp. (b)	9,000	108,540
PPG Industries, Inc.	7,960	803,323
Praxair, Inc.	13,691	2,139,356
Reliance Steel & Aluminum Co.	14,683	1,373,888
Royal Gold, Inc.	5,186	464,977
RPM International, Inc.	20,680	1,023,660
Scotts Miracle-Gro Co.	10,252	872,753
Sealed Air Corp.	17,451	760,166
Sherwin-Williams Co.	872	330,706
Silgan Holdings, Inc.	18,875	513,777
Sonoco Products Co.	32,792	1,676,655
Steel Dynamics, Inc.	20,003	988,748
Tahoe Resources, Inc. (a)	64,568	338,336
United States Steel Corp.	5,610	206,841
Westlake Chemical Corp.	2,719	314,670

The accompanying Notes to the Financial Statements are an integral part of these Financial Statements.	(Continued)

Elements Portfolios	Annual Report	May 31, 2018

Schedule of Investments	as of May 31, 2018

ELEMENTS U.S. PORTFOLIO

	SHARES	FAIR VALUE
Materials - 4.0% (continued)
WestRock Co.	10,088	$593,981
WR Grace & Co.	2,750	196,872

		37,663,515

Media - 3.5%
AMC Networks, Inc. (b)	18,725	1,070,508
Cable One, Inc.	275	178,541
Comcast Corp.	36,887	1,150,137
Discovery Communications, Inc. - Class A (b)(c)	64,783	1,366,273
Discovery Communications, Inc. - Class C (b)	50,968	1,007,637
DISH Network Corp. (b)	7,962	235,277
Entercom Communications Corp. - Class A	1	7
Interpublic Group of Cos., Inc.	34,656	783,226
John Wiley & Sons, Inc.	39,462	2,675,524
Liberty Media Corp. - Liberty SiriusXM - Class A (b)	46,309	2,141,791
Liberty Media Corp. - Liberty SiriusXM - Class B (b)	14,026	647,861
Lions Gate Entertainment Corp. - Class A (a)(c)	28,712	665,257
Lions Gate Entertainment Corp. - Class B (a)	23,608	515,363
Live Nation Entertainment, Inc. (b)	34,205	1,458,159
Madison Square Garden Co. (b)	4,426	1,159,789
News Corp. - Class A	163,717	2,460,667
News Corp. - Class B	100,798	1,557,329
Omnicom Group, Inc.	1,623	116,986
TEGNA, Inc.	131,885	1,367,647
Time Warner, Inc.	3,423	322,310
Tribune Media Co.	7,807	280,115
Twenty-First Century Fox, Inc. - Class A	60,519	2,333,007
Twenty-First Century Fox, Inc. - Class B	49,567	1,891,972
Viacom, Inc. - Class A (c)	7,204	230,528
Viacom, Inc. - Class B	63,596	1,723,452
Walt Disney Co.	52,885	5,260,471

		32,599,834

Pharmaceuticals, Biotechnology & Life Sciences - 3.2%
Agilent Technologies, Inc.	700	43,344
Allergan PLC (a)	4,743	715,244
Biogen, Inc. (b)	7,430	2,184,123
Bio-Rad Laboratories, Inc. (b)	1,707	490,131
Bio-Techne Corp.	150	22,548
Bristol-Myers Squibb Co.	74,516	3,921,032
Bruker Corp.	36,284	1,098,317
Charles River Laboratories International, Inc. (b)	7,140	767,693
Eli Lilly & Co.	15,160	1,289,206
Exelixis, Inc. (b)	19,462	403,447
Gilead Sciences, Inc.	44,211	2,979,821
Illumina, Inc. (b)	2,288	623,343
IQVIA Holdings, Inc. (b)	1,021	101,008
Johnson & Johnson	38,488	4,603,935
Merck & Co., Inc.	12,314	733,052
Mettler-Toledo International, Inc. (b)	161	88,669

	SHARES	FAIR VALUE
Pharmaceuticals, Biotechnology & Life Sciences - 3.2% (continued)
Mylan N.V. (a)(b)	17,011	$654,243
PerkinElmer, Inc.	17,189	1,277,658
Perrigo Co. PLC (a)	12,746	932,497
Pfizer, Inc.	163,543	5,876,100
QIAGEN N.V. (a)(b)	14,095	511,790
Waters Corp. (b)	2,069	398,531
Zoetis, Inc.	500	41,850

		29,757,582

Real Estate - 0.2%
CBRE Group, Inc. (b)	16,215	748,971
Jones Lang LaSalle, Inc.	647	105,953
Realogy Holdings Corp. (c)	32,788	780,026

		1,634,950

Retailing - 9.5%
Advance Auto Parts, Inc.	15,269	1,963,899
Amazon.com, Inc. (b)	8,246	13,437,847
AutoNation, Inc. (b)	6,776	309,392
AutoZone, Inc. (b)	2,082	1,351,884
Bed Bath & Beyond, Inc.	110,789	2,011,928
Best Buy Co., Inc.	42,039	2,869,162
Burlington Stores, Inc. (b)	12,019	1,757,779
Dick’s Sporting Goods, Inc.	46,214	1,691,432
Dollar General Corp.	24,609	2,152,795
Dollar Tree, Inc. (b)	20,689	1,708,705
Expedia, Inc.	5,953	720,492
Foot Locker, Inc.	58,277	3,145,210
GameStop Corp. (c)	3,516	46,411
Gap, Inc.	106,630	2,983,507
Genuine Parts Co.	10,166	922,971
Home Depot, Inc.	44,193	8,244,204
Kohl’s Corp.	40,531	2,705,444
L Brands, Inc.	19,277	653,683
LKQ Corp. (b)	76,698	2,436,696
Lowe’s Cos., Inc.	39,193	3,723,727
Macy’s, Inc.	92,785	3,239,124
Michaels Cos., Inc. (b)	64,654	1,187,047
Murphy USA, Inc. (b)	20,226	1,350,288
Nordstrom, Inc.	15,936	781,342
O’Reilly Automotive, Inc. (b)	3,315	893,094
Penske Automotive Group, Inc.	9,630	463,685
Pool Corp.	10,092	1,442,349
Qurate Retail, Inc. (b)	88,191	1,792,923
Ross Stores, Inc.	31,630	2,494,974
Sally Beauty Holdings, Inc. (b)	122,071	1,848,155
Signet Jewelers Ltd. (a)	444	19,092
Target Corp.	55,724	4,061,722
Tiffany & Co.	13,575	1,775,339
TJX Cos., Inc.	43,333	3,913,837
Tractor Supply Co.	44,238	3,287,326
TripAdvisor, Inc. (b)	19,800	1,032,372
Urban Outfitters, Inc. (b)	62,345	2,589,811
Wayfair, Inc. - Class A (b)	860	79,421
Williams-Sonoma, Inc. (c)	23,887	1,322,623

		88,411,692

The accompanying Notes to the Financial Statements are an integral part of these Financial Statements.	(Continued)

Elements Portfolios	Annual Report	May 31, 2018

Schedule of Investments	as of May 31, 2018

ELEMENTS U.S. PORTFOLIO

	SHARES	FAIR VALUE
Semiconductors & Semiconductor Equipment - 4.1%
Advanced Micro Devices, Inc. (b)(c)	27,102	$372,111
Applied Materials, Inc.	61,658	3,130,993
Broadcom, Inc.	13,919	3,508,562
Cypress Semiconductor Corp.	16,957	279,112
First Solar, Inc. (b)	10,222	691,109
Intel Corp.	172,765	9,536,628
KLA-Tencor Corp.	5,331	603,629
Lam Research Corp.	4,258	843,850
Marvell Technology Group Ltd. (a)	118,469	2,551,822
Maxim Integrated Products, Inc.	2,135	125,218
Micron Technology, Inc. (b)	117,233	6,751,449
NVIDIA Corp.	17,678	4,458,215
NXP Semiconductors N.V. (a)(b)	200	22,800
ON Semiconductor Corp. (b)	57,929	1,455,756
QUALCOMM, Inc.	8,450	491,114
Skyworks Solutions, Inc.	5,780	569,966
Teradyne, Inc.	25,777	977,206
Texas Instruments, Inc.	8,739	977,982
Xilinx, Inc.	15,117	1,029,619

		38,377,141

Software & Services - 11.3%
Accenture PLC (a)	19,764	3,078,045
Activision Blizzard, Inc.	2,703	191,670
Adobe Systems, Inc. (b)	368	91,735
Akamai Technologies, Inc. (b)	8,485	639,599
Alliance Data Systems Corp.	74	15,601
Alphabet, Inc. - Class A (b)	16,992	18,691,200
Alphabet, Inc. - Class C (b)	11,745	12,743,208
Amdocs Ltd. (a)	39,556	2,668,448
ANSYS, Inc. (b)	9,880	1,608,464
Atlassian Corp PLC (a)(b)	7,801	497,626
Autodesk, Inc. (b)	100	12,910
Automatic Data Processing, Inc.	1,244	161,745
Black Knight, Inc. (b)	27,413	1,387,098
Booz Allen Hamilton Holding Corp.	27,819	1,254,359
Broadridge Financial Solutions, Inc.	16,919	1,953,299
CA, Inc.	39,766	1,421,237
Cadence Design Systems, Inc. (b)	30,278	1,285,301
CDK Global, Inc.	6,141	395,173
Citrix Systems, Inc. (b)	8,839	933,575
Cognizant Technology Solutions Corp.	9,141	688,774
Conduent, Inc. (b)	46,809	901,073
CoreLogic, Inc. (b)	20,064	1,051,955
Dell Technologies, Inc. - Class V (b)	10,994	886,776
eBay, Inc. (b)	10,975	413,977
Electronic Arts, Inc. (b)	5,206	681,517
Euronet Worldwide, Inc. (b)	9,909	830,473
Facebook, Inc. (b)	37,373	7,167,394
Fidelity National Information Services, Inc.	10,804	1,104,385
FireEye, Inc. (b)	3,540	59,083
First Data Corp. (b)	44,457	844,683
Fiserv, Inc. (b)	5,674	411,932
Fortinet, Inc. (b)	8,860	542,055
Gartner, Inc. (b)	4,781	634,630
Genpact Ltd. (a)	45,567	1,368,377
GoDaddy, Inc. (b)	307	21,978
Guidewire Software, Inc. (b)	2,003	185,958

	SHARES	FAIR VALUE
Software & Services - 11.3% (continued)
IAC InterActive Corp. (b)	11,551	$1,792,022
International Business Machines Corp.	38,147	5,390,553
Intuit, Inc.	5,739	1,156,982
Jack Henry & Associates, Inc.	5,264	658,316
Leidos Holdings, Inc.	16,922	1,016,335
Manhattan Associates, Inc. (b)	17,472	760,381
MasterCard, Inc.	16,643	3,164,167
Match Group, Inc. (b)(c)	53,190	2,188,768
Micro Focus International Plc - ADR (a)	1	18
Microsoft Corp.	23,059	2,279,152
Nuance Communications, Inc. (b)	14,372	194,166
Oracle Corp.	2,500	116,800
PayPal Holdings, Inc. (b)	12,366	1,014,878
PTC, Inc. (b)	6,530	563,147
Red Hat, Inc. (b)	153	24,850
Sabre Corp.	24,989	612,480
Salesforce.com, Inc. (b)	327	42,291
SS&C Technologies Holdings, Inc.	13,019	662,797
Symantec Corp.	22,255	462,459
Synopsys, Inc. (b)	24,074	2,120,197
Tableau Software, Inc. (b)	5,469	540,720
Take-Two Interactive Software, Inc. (b)	215	24,097
Teradata Corp. (b)	63,141	2,517,432
Total System Services, Inc.	22,083	1,881,251
Twitter, Inc. (b)	44,013	1,527,251
Tyler Technologies, Inc. (b)	1,864	431,740
Ultimate Software Group, Inc. (b)	1,339	351,019
Visa, Inc.	17,676	2,310,607
VMware, Inc. (b)	17,908	2,461,992
Western Union Co.	7,436	147,902
Worldpay, Inc. (b)	7,555	600,396
Zillow Group, Inc. - Class A (b)	912	53,115
Zynga, Inc. (b)	245,105	1,078,462

		104,972,056

Technology Hardware & Equipment - 8.4%
Amphenol Corp.	8,134	707,089
Apple, Inc.	163,818	30,612,670
ARRIS International PLC (a)(b)	36,311	917,942
Arrow Electronics, Inc. (b)	20,620	1,528,354
Avnet, Inc.	36,198	1,379,868
CDW Corp.	22,970	1,838,749
Cisco Systems, Inc.	154,302	6,590,238
Cognex Corp.	11,535	527,265
Coherent, Inc. (b)	2,647	442,181
CommScope Holding Co., Inc. (b)	8,086	237,082
Corning, Inc.	68,597	1,863,780
Dolby Laboratories, Inc.	46,879	2,944,001
EchoStar Corp. (b)	12,679	596,420
F5 Networks, Inc. (b)	9,955	1,723,310
FLIR Systems, Inc.	46,624	2,513,034
Harris Corp.	5,950	895,297
Hewlett Packard Enterprise Co.	14,625	222,885
HP, Inc.	158,709	3,496,359
IPG Photonics Corp. (b)	807	194,705
Jabil Circuit, Inc.	23,640	668,539
Juniper Networks, Inc.	106,122	2,827,090
Keysight Technologies, Inc. (b)	67,611	3,971,470

The accompanying Notes to the Financial Statements are an integral part of these Financial Statements.	(Continued)

Elements Portfolios	Annual Report	May 31, 2018

Schedule of Investments	as of May 31, 2018

ELEMENTS U.S. PORTFOLIO

	SHARES	FAIR VALUE
Technology Hardware & Equipment - 8.4% (continued)
Motorola Solutions, Inc.	7,797	$836,930
National Instruments Corp.	31,429	1,308,075
NCR Corp. (b)	19,102	574,970
NetApp, Inc.	39,448	2,695,087
Trimble, Inc. (b)	21,965	726,163
Universal Display Corp.	160	15,840
Western Digital Corp.	19,922	1,663,686
Xerox Corp.	107,662	2,926,253
Zebra Technologies Corp. (b)	4,168	639,830

		78,085,162

Telecommunication Services - 0.4%
AT&T, Inc.	23,283	752,507
CenturyLink, Inc.	2,200	40,084
Frontier Communications Corp.	1	7
Telephone & Data Systems, Inc.	56,362	1,440,049
T-Mobile US, Inc. (b)	1,215	67,676
United States Cellular Corp. (b)	36,132	1,297,861

		3,598,184

Transportation - 1.7%
Alaska Air Group, Inc.	19,216	1,168,525
CH Robinson Worldwide, Inc.	10,585	920,895
Copa Holdings (a)	4,674	517,879
Delta Air Lines, Inc.	20,215	1,092,621
Expeditors International of Washington, Inc.	22,233	1,655,914
FedEx Corp.	400	99,648
Genesee & Wyoming, Inc. (b)	1,641	128,178
J.B. Hunt Transport Services, Inc.	13,378	1,713,722
JetBlue Airways Corp. (b)	74,480	1,406,927
Kirby Corp. (b)	11,274	1,022,552
Landstar System, Inc.	28,042	3,179,963
Old Dominion Freight Line, Inc.	6,884	1,073,628
Southwest Airlines Co.	34,722	1,773,600
Union Pacific Corp.	700	99,932
United Continental Holdings, Inc. (b)	2,575	179,194

		16,033,178

Utilities - 0.6%
Aqua America, Inc.	1,543	53,542
Atmos Energy Corp.	2,453	218,832
Avangrid, Inc.	7,635	405,342
Duke Energy Corp.	1,966	151,697
Eversource Energy	1,888	107,767
Great Plains Energy, Inc.	16,360	555,258
Hawaiian Electric Industries, Inc.	2,427	83,319
MDU Resources Group, Inc.	43,115	1,198,597
National Fuel Gas Co.	595	31,321
NiSource, Inc.	1,492	37,748
NRG Energy, Inc.	1,376	47,101
OGE Energy Corp.	1,446	50,639
PG&E Corp.	13,207	572,259
Pinnacle West Capital Corp.	7,192	572,555
UGI Corp.	8,523	430,156
Vectren Corp.	5,450	385,097
Vistra Energy Corp. (b)	4,700	115,291
WEC Energy Group, Inc.	56	3,536

	SHARES	FAIR VALUE
Utilities - 0.6% (continued)
Westar Energy, Inc.	1,202	$68,153
Xcel Energy, Inc.	7,307	332,615

		5,420,825

TOTAL COMMON STOCKS (Cost $796,827,070)		901,506,286

REAL ESTATE INVESTMENT TRUSTS - 0.1%

Diversified Financials (d) - 0.0%
AGNC Investment Corp.	1,300	24,466
Chimera Investment Corp.	1,089	20,048
MFA Financial, Inc.	10,856	84,460
Starwood Property Trust, Inc.	1,160	25,184
Two Harbors Investment Corp.	10,563	164,255

		318,413

Real Estate - 0.1%
Park Hotels & Resorts, Inc.	18,192	586,146

TOTAL REAL ESTATE INVESTMENT TRUSTS (Cost $828,572)		904,559

SHORT-TERM INVESTMENTS - 2.0%

Money Market Funds - 0.5%
Fidelity Institutional Money Market Funds - Government Portfolio - Institutional Class - 1.64% (e)	1,015,593	1,015,593
First American Government Obligations Fund - Class Z - 1.59% (e)	1,015,592	1,015,592
First American Treasury Obligations Fund - Class Z - 1.60% (e)	1,015,592	1,015,592
Morgan Stanley Institutional Liquidity Funds - Government Portfolio - Institutional Class - 1.66% (e)	1,015,593	1,015,593
Short-Term Investments Trust - Treasury Portfolio - Institutional Class - 1.64% (e)	1,015,593	1,015,593

		5,077,963

	PRINCIPAL AMOUNT	FAIR VALUE
U.S. Treasury Bills - 1.5%
1.722%, 06/28/2018 (f)	$4,000,000	3,994,909
1.690%, 07/05/2018 (f)	10,000,000	9,984,251

		13,979,160

TOTAL SHORT-TERM INVESTMENTS (Cost $19,057,123)		19,057,123

The accompanying Notes to the Financial Statements are an integral part of these Financial Statements.	(Continued)

Elements Portfolios	Annual Report	May 31, 2018

Schedule of Investments	as of May 31, 2018

ELEMENTS U.S. PORTFOLIO

	SHARES	FAIR VALUE
INVESTMENTS PURCHASED WITH THE CASH PROCEEDS FROM SECURITIES LENDING - 1.5%
BlackRock Liquidity Funds FedFund Portfolio - 1.64% (e)	1,178,019	$1,178,019
Morgan Stanley Institutional Liquidity Funds - Prime Portfolio - 1.97% (e)	12,511,455	12,515,528

TOTAL INVESTMENTS PURCHASED WITH THE CASH PROCEEDS FROM SECURITIES LENDING (Cost $13,693,547)		13,693,547

TOTAL INVESTMENTS (Cost $830,406,312) - 100.4%		935,161,515

LIABILITIES IN EXCESS OF OTHER ASSETS - (0.4)%		(3,817,250)

TOTAL NET ASSETS - 100.0%		$931,344,265

Percentages are stated as a percent of net assets.

ADR - American Depository Receipt

PLC - Public Limited Company

(a)	Foreign issued security. Total foreign securities are $47,280,682, which represents 5.1% of net assets.
(b)	Non-income producing security.
(c)	This security or a portion of this security was out on loan as of May 31, 2018. Total loaned securities had a market value of $13,247,851 as of May 31, 2018.
(d)	Rounds to zero.
(e)	Rate shown is the 7-day effective yield.
(f)	Rate shown is the effective yield based on purchase price. The calculation assumes the security is held to maturity.

Open Futures Contracts

DESCRIPTION	NUMBER OF CONTRACTS PURCHASED	NOTIONAL VALUE	VALUE/ UNREALIZED DEPRECIATION
FUTURES CONTRACTS PURCHASED
S&P 500 E-Mini Index, June 2018 Settlement	894	$120,935,850	$(1,120,367)

TOTAL FUTURES CONTRACTS PURCHASED		$120,935,850	$(1,120,367)

Total Return Swaps

COUNTERPARTY (a)	REFERENCE ENTITY	PAY/RECEIVE TOTAL RETURN ON REFERENCE ENTITY	BASE FINANCING RATE (b)	TERMINATION DATE	PAYMENT FREQUENCY	NOTIONAL VALUE	NUMBER OF UNITS	UNREALIZED APPRECIATION (DEPRECIATION)
A	Affiliated Managers Group, Inc.	Pay	1-Month LIBOR USD	6/13/2018	Term	$449,020	2,750	$10,842
A	Alphabet, Inc. — Class A	Pay	1-Month LIBOR USD	6/4/2018	Term	177,409	172	(11,445)
A	Alphabet, Inc. — Class A	Pay	1-Month LIBOR USD	6/13/2018	Term	3,810,924	3,600	(143,880)
A	Amazon.com, Inc.	Pay	1-Month LIBOR USD	6/4/2018	Term	501,666	319	(17,207)
A	Amazon.com, Inc.	Pay	1-Month LIBOR USD	6/13/2018	Term	5,095,648	3,200	(112,189)
A	Apple, Inc.	Pay	1-Month LIBOR USD	6/13/2018	Term	2,204,134	11,847	(15,358)
B	Arconic, Inc.	Pay	1-Month LIBOR USD	7/25/2018	Term	2,301,306	104,700	452,483
A	Arrow Electronics, Inc.	Pay	1-Month LIBOR USD	6/13/2018	Term	508,217	6,769	7,191
A	Berkshire Hathaway, Inc. — Class B	Pay	1-Month LIBOR USD	6/4/2018	Term	471,577	2,391	14,546
A	Best Buy Co., Inc.	Pay	1-Month LIBOR USD	6/4/2018	Term	105,853	1,374	12,283
B	Biogen, Inc.	Pay	1-Month LIBOR USD	7/25/2018	Term	1,926,599	7,430	(252,866)
A	Broadcom, Inc.	Pay	1-Month LIBOR USD	6/4/2018	Term	155,497	668	(12,583)
B	Broadcom, Inc.	Pay	1-Month LIBOR USD	7/25/2018	Term	3,093,446	13,251	(239,254)
A	CA, Inc.	Pay	1-Month LIBOR USD	6/13/2018	Term	577,567	16,712	(23,194)
A	CBRE Group, Inc. — Class A	Pay	1-Month LIBOR USD	6/13/2018	Term	609,585	13,115	4,634
B	Choice Hotels International, Inc.	Pay	1-Month LIBOR USD	7/25/2018	Term	2,352,735	29,100	20,085
A	Church & Dwight Co., Inc.	Pay	1-Month LIBOR USD	6/13/2018	Term	403,891	8,462	5,311
B	Cisco Systems, Inc.	Pay	1-Month LIBOR USD	7/25/2018	Term	3,101,660	70,094	115,444
A	Citigroup, Inc.	Pay	1-Month LIBOR USD	6/4/2018	Term	85,410	1,238	2,617
A	Dell Technologies, Inc. — Class V	Pay	1-Month LIBOR USD	6/4/2018	Term	155,262	2,138	(16,887)

The accompanying Notes to the Financial Statements are an integral part of these Financial Statements.	(Continued)

Elements Portfolios	Annual Report	May 31, 2018

Schedule of Investments	as of May 31, 2018

ELEMENTS U.S. PORTFOLIO

COUNTERPARTY (a)	REFERENCE ENTITY	PAY/RECEIVE TOTAL RETURN ON REFERENCE ENTITY	BASE FINANCING RATE (b)	TERMINATION DATE	PAYMENT FREQUENCY	NOTIONAL VALUE	NUMBER OF UNITS	UNREALIZED APPRECIATION (DEPRECIATION)
A	Duke Energy Corp.	Pay	1-Month LIBOR USD	6/4/2018	Term	$158,263	1,966	$5,125
A	Electronic Arts, Inc.	Pay	1-Month LIBOR USD	6/13/2018	Term	483,171	3,900	(26,719)
A	Exelixis, Inc.	Pay	1-Month LIBOR USD	6/13/2018	Term	421,742	19,462	18,869
A	Express Scripts Holdings Co.	Pay	1-Month LIBOR USD	6/4/2018	Term	162,141	2,100	3,255
A	Exxon Mobil Corp.	Pay	1-Month LIBOR USD	6/13/2018	Term	3,592,140	46,000	(177,723)
A	Facebook, Inc. — Class A	Pay	1-Month LIBOR USD	6/4/2018	Term	182,270	1,050	(18,745)
A	Fidelity National Financial, Inc.	Pay	1-Month LIBOR USD	6/13/2018	Term	565,315	15,019	10,984
A	Flir Systems, Inc.	Pay	1-Month LIBOR USD	6/13/2018	Term	734,584	13,327	15,128
A	Fortune Brands Home & Security, Inc.	Pay	1-Month LIBOR USD	6/13/2018	Term	527,543	9,519	(8,324)
A	Gilead Sciences, Inc.	Pay	1-Month LIBOR USD	6/4/2018	Term	169,213	2,291	15,129
B	Gilead Sciences, Inc.	Pay	1-Month LIBOR USD	7/25/2018	Term	3,102,499	41,920	284,592
A	Home Depot, Inc.	Pay	1-Month LIBOR USD	6/13/2018	Term	3,700,800	20,000	(45,755)
A	HP, Inc.	Pay	1-Month LIBOR USD	6/13/2018	Term	655,001	29,827	(1,195)
A	IBM Common Stock	Pay	1-Month LIBOR USD	6/4/2018	Term	271,281	1,852	7,195
B	Ingersoll-Rand PLC	Pay	1-Month LIBOR USD	7/25/2018	Term	1,031,092	12,384	(50,511)
A	Intel Corp.	Pay	1-Month LIBOR USD	6/13/2018	Term	4,783,796	89,200	(133,522)
A	Johnson & Johnson	Pay	1-Month LIBOR USD	6/13/2018	Term	426,683	3,480	7,855
A	JP Morgan Chase & Co.	Pay	1-Month LIBOR USD	6/4/2018	Term	140,579	1,285	3,345
B	Kar Auction Services, Inc.	Pay	1-Month LIBOR USD	7/25/2018	Term	2,289,472	43,100	20,620
B	Keysight Technologies, Inc.	Pay	1-Month LIBOR USD	7/25/2018	Term	2,369,562	44,200	(221,171)
A	Kohls Corp.	Pay	1-Month LIBOR USD	6/4/2018	Term	59,463	954	(4,101)
A	L3 Technologies, Inc.	Pay	1-Month LIBOR USD	6/4/2018	Term	116,802	592	(856)
B	Laboratory Corp. of America Holdings	Pay	1-Month LIBOR USD	7/25/2018	Term	2,756,928	16,600	(234,380)
A	Lear Corp.	Pay	1-Month LIBOR USD	6/13/2018	Term	728,813	3,808	(24,177)
A	Leidos Holdings Corp.	Pay	1-Month LIBOR USD	6/13/2018	Term	533,650	8,673	13,477
A	Lincoln National Corp.	Pay	1-Month LIBOR USD	6/13/2018	Term	520,866	7,615	16,778
A	LKQ Corp.	Pay	1-Month LIBOR USD	6/13/2018	Term	490,831	16,077	(19,266)
B	Lockheed Martin Corp.	Pay	1-Month LIBOR USD	7/25/2018	Term	2,868,800	8,000	343,416
A	Manpower Group, Inc.	Pay	1-Month LIBOR USD	6/13/2018	Term	466,943	4,865	24,816
B	McDonald’s Corp.	Pay	1-Month LIBOR USD	7/25/2018	Term	3,091,243	19,443	(12,358)
B	MGM Resorts International	Pay	1-Month LIBOR USD	7/25/2018	Term	3,099,697	85,698	411,989
B	Micron Technology, Inc.	Pay	1-Month LIBOR USD	7/25/2018	Term	3,083,897	62,911	(531,691)
A	Microsoft Corp.	Pay	1-Month LIBOR USD	6/13/2018	Term	2,209,283	23,059	(76,542)
B	Mondelex International, Inc. — Class A	Pay	1-Month LIBOR USD	7/25/2018	Term	3,014,145	74,700	87,963
A	Monsanto Co.	Pay	1-Month LIBOR USD	6/4/2018	Term	219,623	1,756	(3,770)
B	Norwegian Cruise Line Holdings Ltd.	Pay	1-Month LIBOR USD	7/25/2018	Term	4,216,809	74,305	337,880
A	Park Hotels & Resorts, Inc.	Pay	1-Month LIBOR USD	6/13/2018	Term	542,122	18,192	(43,286)
A	PG&E Corp.	Pay	1-Month LIBOR USD	6/13/2018	Term	453,362	10,600	(5,318)
A	Pinnacle West Capital Corp.	Pay	1-Month LIBOR USD	6/13/2018	Term	563,134	7,192	(8,654)
A	Proctor & Gamble Co.	Pay	1-Month LIBOR USD	6/4/2018	Term	430,890	5,918	(1,292)
A	Robert Half International, Inc.	Pay	1-Month LIBOR USD	6/13/2018	Term	730,213	11,635	(12,966)
A	Rockwell Collins, Inc.	Pay	1-Month LIBOR USD	6/4/2018	Term	121,828	916	(4,196)
B	Royal Caribbean Cruises Ltd.	Pay	1-Month LIBOR USD	7/25/2018	Term	3,098,454	25,883	388,748

The accompanying Notes to the Financial Statements are an integral part of these Financial Statements.	(Continued)

Elements Portfolios	Annual Report	May 31, 2018

Schedule of Investments	as of May 31, 2018

ELEMENTS U.S. PORTFOLIO

COUNTERPARTY (a)	REFERENCE ENTITY	PAY/RECEIVE TOTAL RETURN ON REFERENCE ENTITY	BASE FINANCING RATE (b)	TERMINATION DATE	PAYMENT FREQUENCY	NOTIONAL VALUE	NUMBER OF UNITS	UNREALIZED APPRECIATION (DEPRECIATION)
A	Schlumberger, Inc.	Pay	1-Month LIBOR USD	6/13/2018	Term	$4,677,956	67,270	$64,902
B	Spirit Aerosystems Holdings — Class A	Pay	1-Month LIBOR USD	7/25/2018	Term	2,030,616	25,200	(99,166)
A	Torchmark Corp.	Pay	1-Month LIBOR USD	6/13/2018	Term	593,664	6,981	2,275
B	Tyson Foods, Inc. — Class A	Pay	1-Month LIBOR USD	7/25/2018	Term	2,399,617	34,100	94,306
A	Universal Health Services, Inc. — Class B	Pay	1-Month LIBOR USD	6/13/2018	Term	662,306	5,712	5,872
B	Valmont Industries, Inc.	Pay	1-Month LIBOR USD	7/25/2018	Term	343,320	2,400	(6,632)
A	Waste Management, Inc.	Pay	1-Month LIBOR USD	6/4/2018	Term	83,205	1,011	(253)
A	Western Digital Corp.	Pay	1-Month LIBOR USD	6/4/2018	Term	152,863	1,890	(4,673)

						$98,215,896		$207,850

(a)	See Note 2.
(b)	The swaps accrue financing fees according to the relevant base financing rate, which resets periodically, plus a fixed spread.

The accompanying Notes to the Financial Statements are an integral part of these Financial Statements.

Elements Portfolios	Annual Report	May 31, 2018

Schedule of Investments	as of May 31, 2018

ELEMENTS U.S. SMALL CAP PORTFOLIO

	SHARES	FAIR VALUE
COMMON STOCKS - 96.2%

Automobiles & Components - 1.5%
Cooper Tire & Rubber Co.	11,873	$305,136
Cooper-Standard Holdings, Inc. (a)	5,701	708,064
Dana Holding Corp.	14,477	322,837
Dorman Products, Inc. (a)	8,082	521,451
Fox Factory Holding Corp. (a)	9,985	396,904
General Motors Co.	25,000	1,067,500
Gentherm, Inc. (a)	800	28,320
LCI Industries	2,384	209,077
Modine Manufacturing Co. (a)	4,434	79,812
Shiloh Industries, Inc. (a)	9,800	101,724
Spartan Motors, Inc.	65,699	1,018,335
Standard Motor Products, Inc.	18,605	841,876
Stoneridge, Inc. (a)	31,580	995,717
Strattec Security Corp.	8,094	305,144
Tenneco, Inc.	7,979	352,512
Tower International, Inc.	5,400	158,760
Unique Fabricating, Inc.	2,500	23,100
VOXX International Corp. (a)	14,514	81,278
Winnebago Industries, Inc.	8,510	308,488

		7,826,035

Banks - 6.9%
1st Source Corp.	900	47,862
Access National Corp.	424	12,139
ACNB Corp.	243	7,654
American National Bankshares, Inc.	4,560	181,032
Ames National Corp.	613	18,543
Arrow Financial Corp.	4,430	165,682
Atlantic Capital Bancshares, Inc. (a)	4,496	94,416
BancFirst Corp.	2,260	135,035
Banco Latinoamericano de Comercio Exterior, S.A. (b)	10,424	277,591
BancorpSouth Bank	2,100	70,350
Bank of Commerce Holdings	1,800	21,420
Bank of Marin Bancorp	3,232	250,480
Bank of N.T. Butterfield & Son Ltd. (b)	170	8,118
BankFinancial Corp.	18,004	320,651
Banner Corp.	5,505	330,025
BCB Bancorp, Inc.	2,500	39,000
Beneficial Bancorp, Inc.	10,125	165,544
Berkshire Hills Bancorp, Inc.	6,903	271,288
Blue Hills Bancorp, Inc.	1,400	28,560
BofI Holding, Inc. (a)	900	37,089
Boston Private Financial Holdings, Inc.	11,229	190,893
Brookline Bancorp, Inc.	15,177	276,221
Bryn Mawr Bank Corp.	4,323	202,965
C&F Financial Corp.	1,353	81,721
Cadence Bancorp	800	23,368
Camden National Corp.	2,707	123,764
Capital City Bank Group, Inc.	17,583	396,321
Cathay General Bancorp	4,531	191,163
CenterState Banks, Inc.	6,948	213,651
Central Pacific Financial Corp.	12,166	358,167
Central Valley Community Bancorp	11,599	248,915
Century Bancorp, Inc. - Class A	796	63,600
Charter Financial Corp.	7,606	186,575

	SHARES	FAIR VALUE
Banks - 6.9% (continued)
Chemung Financial Corp.	4,790	$251,475
Citigroup, Inc.	12,615	841,294
Citizens & Northern Corp.	12,445	318,219
City Holding Co.	330	24,516
Civista Bancshares, Inc.	501	12,139
CNB Financial Corp.	1,992	60,537
CoBiz Financial, Inc.	14,675	327,546
Codorus Valley Bancorp, Inc.	830	24,900
Columbia Banking System, Inc.	5,727	243,512
Community Bank System, Inc.	612	36,647
Community Bankers Trust Corp. (a)	2,400	23,400
Community Trust Bancorp, Inc.	6,621	338,002
County Bancorp, Inc.	1,372	37,826
Customers Bancorp, Inc. (a)	7,057	213,898
CVB Financial Corp.	476	11,038
Entegra Financial Corp. (a)	100	2,850
Enterprise Bancorp, Inc.	1,730	69,373
Enterprise Financial Services Corp.	23	1,256
ESSA Bancorp, Inc.	950	15,086
Essent Group Ltd. (a)(b)	19,088	654,718
Farmers Capital Bank Corp.	4,868	258,247
Farmers National Banc Corp.	9,628	152,122
FB Financial Corp.	400	16,368
Federal Agricultural Mortgage Corp. - Class C	2,183	204,132
Fidelity Southern Corp.	10,511	256,679
Financial Institutions, Inc.	2,695	85,836
First Bancorp NC	3,606	150,046
First Bancorp Puerto Rico (a)(b)	44,107	341,829
First Bancorp, Inc.	2,954	85,607
First Busey Corp.	14,525	466,398
First Business Financial Services, Inc.	9,948	257,454
First Citizens BancShares, Inc. - Class A	937	411,615
First Commonwealth Financial Corp.	46,486	729,365
First Community Bancshares, Inc.	7,566	260,649
First Connecticut Bancorp, Inc.	2,743	70,358
First Defiance Financial Corp.	987	61,697
First Financial Bancorp (c)	12,918	406,271
First Financial Bankshares, Inc.	1,907	100,308
First Financial Corp.	2,265	98,754
First Financial Northwest, Inc.	1,127	19,587
First Foundation, Inc. (a)	200	3,878
First Guaranty Bancshares, Inc.	110	2,971
First Internet Bancorp	1,473	51,997
First Interstate BancSystem, Inc. - Class A	13,499	589,231
First Merchants Corp.	9,765	444,210
First Midwest Bancorp, Inc.	4,545	119,397
Flagstar Bancorp, Inc. (a)	485	16,873
Flushing Financial Corp.	3,196	85,301
Fulton Financial Corp.	24,526	427,979
German American Bancorp, Inc.	2,548	91,906
Glacier Bancorp, Inc.	11,359	442,887
Great Southern Bancorp, Inc.	1,857	106,778
Great Western Bancorp, Inc.	2,900	126,411
Green Bancorp, Inc.	11,120	249,644
Guaranty Bancorp	300	10,110
Hanmi Financial Corp.	9,088	272,186

The accompanying Notes to the Financial Statements are an integral part of these Financial Statements.	(Continued)

Elements Portfolios	Annual Report	May 31, 2018

Schedule of Investments	as of May 31, 2018

ELEMENTS U.S. SMALL CAP PORTFOLIO

	SHARES	FAIR VALUE
Banks - 6.9% (continued)
HarborOne Bancorp, Inc. (a)	200	$3,690
Heartland Financial USA, Inc.	11,739	643,884
Heritage Commerce Corp.	47,542	811,067
Heritage Financial Corp.	4,751	152,745
Home Bancorp, Inc.	1,602	70,520
Home BancShares, Inc.	12,786	294,334
HomeStreet, Inc. (a)	6,066	162,569
HomeTrust Bancshares, Inc. (a)	3,458	93,020
Hope Bancorp, Inc.	13,713	246,697
Horizon Bancorp	2,674	83,883
Independent Bank Corp. - Massachusetts	1,862	145,888
Independent Bank Corp. - Michigan	11,427	291,960
International Bancshares Corp.	500	21,600
Investar Holding Corp.	100	2,735
JPMorgan Chase & Co.	13,091	1,400,868
Kearny Financial Corp.	2,182	31,530
Lakeland Bancorp, Inc.	16,254	326,705
Lakeland Financial Corp.	778	37,959
Legacy Texas Financial Group, Inc.	168	7,054
Macatawa Bank Corp.	13,628	164,763
MB Financial, Inc.	2,391	118,091
MBT Financial Corp.	27,850	295,210
Mercantile Bank Corp.	300	10,830
Meridian Bancorp, Inc.	8,368	163,594
Meta Financial Group, Inc.	1,769	200,162
MGIC Investment Corp. (a)	82,573	857,933
MidSouth Bancorp, Inc.	4,001	55,614
MidWestOne Financial Group, Inc.	1,956	65,193
MutualFirst Financial, Inc.	200	7,680
National Bank Holdings Corp. - Class A	201	7,827
National Bankshares, Inc.	1,927	92,785
National Commerce Corp. (a)	1,513	69,674
NBT Bancorp, Inc.	2,192	83,515
Nicolet Bankshares, Inc. (a)	200	11,366
NMI Holdings, Inc. - Class A (a)	18,091	301,215
Northeast Bancorp	3,200	69,760
Northfield Bancorp, Inc.	2,034	33,236
Northrim BanCorp, Inc.	8,475	336,458
Northwest Bancshares, Inc.	70,859	1,221,609
Ocwen Financial Corp. (a)	1,760	7,691
OFG Bancorp (b)(c)	27,026	381,067
Old Second Bancorp, Inc.	10,764	160,922
Opus Bank	300	8,880
Oritani Financial Corp.	7,258	115,402
Parke Bancorp, Inc.	220	4,829
Peapack Gladstone Financial Corp.	8,693	299,909
Penns Woods Bancorp, Inc.	600	27,690
Peoples Bancorp, Inc.	2,973	111,577
People’s Utah Bancorp	3,827	139,494
PHH Corp. (a)	600	6,480
Preferred Bank	3,036	193,393
Premier Financial Bancorp, Inc.	12,199	273,258
Provident Financial Holdings, Inc.	9,667	177,389
Provident Financial Services, Inc.	16,528	461,792
QCR Holdings, Inc.	3,114	149,628
Renasant Corp.	19,847	951,068
Republic Bancorp, Inc. - Class A	5,805	254,898

	SHARES	FAIR VALUE
Banks - 6.9% (continued)
Riverview Bancorp, Inc.	4,200	$36,750
S&T Bancorp, Inc.	4,061	183,435
Sandy Spring Bancorp, Inc.	1,368	56,840
Shore Bancshares, Inc.	13,596	256,692
SI Financial Group, Inc.	400	6,020
Sierra Bancorp	10,150	286,636
Simmons First National Corp.	2,496	79,872
South State Corp.	927	82,990
Southern First Bancshares, Inc. (a)	460	21,758
Southern Missouri Bancorp, Inc.	2,090	76,410
State Bank Financial Corp.	3,709	124,437
Sterling Bancorp	5,788	142,095
Stock Yards Bancorp, Inc.	6,918	274,645
Territorial Bancorp, Inc.	8,415	257,331
The Bancorp, Inc. (a)	23,817	269,608
Timberland Bancorp, Inc.	2,452	80,033
Towne Bank	1,800	56,970
TriCo Bancshares	7,892	307,157
TrustCo. Bank Corp. NY	78,152	679,922
Trustmark Corp.	4,408	141,805
UMB Financial Corp.	2,500	192,625
Umpqua Holdings Corp.	58,618	1,379,868
Union Bankshares Corp.	4,145	170,360
United Community Banks, Inc.	8,535	277,046
United Community Financial Corp.	1,194	12,489
United Financial Bancorp, Inc.	8,375	145,893
Unity Bancorp, Inc.	500	11,575
Univest Corp of Pennsylvania	600	17,460
Valley National Bancorp	1	13
Walker & Dunlop, Inc.	5,665	317,920
Waterstone Financial, Inc.	11,162	193,661
WesBanco, Inc.	1,667	77,666
West Bancorporation, Inc.	6,896	172,055
Western New England Bancorp, Inc.	6,192	67,183
Wintrust Financial Corp.	9,663	890,059
WSFS Financial Corp.	4,093	214,269

		36,305,254

Capital Goods - 11.0%
AAON, Inc.	13,185	402,142
AAR Corp.	10,757	480,730
Advanced Drainage Systems, Inc.	23,202	672,858
Aegion Corp. (a)	19,630	504,491
Aerojet Rocketdyne Holdings, Inc. (a)	17,097	494,787
Aerovironment, Inc. (a)	2,200	127,292
Alamo Group, Inc.	6,082	560,821
Albany International Corp.	500	30,750
Allied Motion Technologies, Inc.	10,036	485,341
Altra Industrial Motion Corp.	2,777	114,829
American Superconductor Corp. (a)(c)	8,112	56,460
Apogee Enterprises, Inc.	6,002	261,987
Applied Industrial Technologies, Inc.	19,354	1,349,941
Argan, Inc.	11,875	459,562
Armstrong Flooring, Inc. (a)	32,777	429,379
Astec Industries, Inc.	9,383	548,999
Astronics Corp. (a)	15,688	552,218
Atkore International Group, Inc. (a)	16,602	358,603
Axon Enterprise, Inc. (a)	957	60,942

The accompanying Notes to the Financial Statements are an integral part of these Financial Statements.	(Continued)

Elements Portfolios	Annual Report	May 31, 2018

Schedule of Investments	as of May 31, 2018

ELEMENTS U.S. SMALL CAP PORTFOLIO

	SHARES	FAIR VALUE
Capital Goods - 11.0% (continued)
AZZ, Inc.	3,769	$163,009
Babcock & Wilcox Enterprises, Inc. (a)(c)	4,200	10,374
Barnes Group, Inc.	13,191	783,809
Beacon Roofing Supply, Inc. (a)	4,738	198,522
Blue Bird Corp. (a)	25,620	480,375
BMC Stock Holdings, Inc. (a)	30,147	613,491
Briggs & Stratton Corp.	14,864	274,241
Builders FirstSource, Inc. (a)	55,261	1,082,010
Caesarstone Ltd. (b)	12,130	189,835
Chart Industries, Inc. (a)	3,156	203,341
Columbus McKinnon Corp.	20,120	833,572
Comfort Systems USA, Inc.	16,114	754,941
Commercial Vehicle Group, Inc.	23,214	184,087
Continental Building Products, Inc.	15,104	456,896
CSW Industrials, Inc. (a)	5,609	272,597
Cubic Corp.	7,703	535,744
Curtiss-Wright Corp.	7,677	976,898
DMC Global, Inc.	23,700	1,062,945
Ducommun, Inc. (a)	14,982	505,792
DXP Enterprises, Inc. (a)	5,001	195,139
Dycom Industries, Inc. (a)	3,910	364,256
EMCOR Group, Inc.	34,146	2,592,706
Encore Wire Corp.	6,251	302,548
Energy Recovery, Inc. (a)(c)	3,100	25,761
EnerSys	7,841	626,574
Engility Holdings, Inc. (a)	1,588	49,927
EnPro Industries, Inc.	1,030	75,870
EnviroStar, Inc. (c)	1,300	50,050
ESCO Technologies, Inc.	521	29,228
Esterline Technologies Corp. (a)	7,624	556,171
Evoqua Water Technologies Corp. (a)	5,720	110,339
Federal Signal Corp.	26,915	642,999
Foundation Building Materials, Inc. (a)	21,999	337,685
Franklin Electric Co., Inc.	6,947	321,299
FreightCar America, Inc.	28,305	484,582
Gencor Industries, Inc. (a)	22,101	345,881
Generac Holdings, Inc. (a)	5,556	278,300
Gibraltar Industries, Inc. (a)	5,852	232,032
Global Brass & Copper Holdings, Inc.	7,039	221,025
GMS, Inc. (a)	28,149	843,063
Graham Corp.	12,978	331,069
Granite Construction, Inc.	3,729	212,068
Griffon Corp.	4,798	108,915
Harsco Corp. (a)	35,710	874,895
HC2 Holdings, Inc. (a)	26,170	160,945
Hillenbrand, Inc.	30,902	1,441,578
Hurco Cos., Inc.	9,734	466,745
Huttig Building Products, Inc. (a)(c)	11,200	63,280
Hyster-Yale Materials Handling, Inc.	4,683	312,356
IES Holdings, Inc. (a)	8,830	155,850
Ingersoll-Rand PLC (b)	1,755	153,633
Insteel Industries, Inc.	15,339	479,804
JELD-WEN Holding, Inc.	4,883	133,648
Kadant, Inc.	8,948	872,877
Kaman Corp. (c)	19,708	1,394,735
KBR, Inc.	11,948	220,082
KLX, Inc. (a)	8,698	642,173

	SHARES	FAIR VALUE
Capital Goods - 11.0% (continued)
Kratos Defense & Security Solutions, Inc. (a)	591	$6,613
L3 Technologies, Inc.	6,033	1,196,525
Lawson Products, Inc. (a)	16,973	408,201
LB Foster Co. (a)	1,500	34,800
Lindsay Corp.	724	71,256
LSI Industries, Inc.	52,457	288,514
Lydall, Inc. (a)	1,050	43,995
Masonite International Corp. (a)(b)	5,430	358,923
MasTec, Inc. (a)	4,185	195,230
Meritor, Inc. (a)	8,084	167,743
Milacron Holdings Corp. (a)	2,400	47,304
Miller Industries, Inc.	10,916	290,911
Moog, Inc. - Class A	11,281	919,740
MRC Global, Inc. (a)	4,050	83,633
Mueller Industries, Inc.	17,010	513,702
Mueller Water Products, Inc. - Class A	7,132	84,942
MYR Group, Inc. (a)	12,332	481,441
National Presto Industries, Inc. (c)	3,939	444,713
NCI Building Systems, Inc. (a)	30,079	576,013
Nexeo Solutions, Inc. (a)	3,336	32,292
Northwest Pipe Co. (a)	1,000	21,050
NOW, Inc. (a)	1,121	15,761
NV5 Global, Inc. (a)	1,804	113,291
Omega Flex, Inc.	2,704	188,036
Orion Group Holdings, Inc. (a)	58,460	453,650
Patrick Industries, Inc. (a)	8,625	522,675
PGT Innovations, Inc. (a)	13,099	271,149
Powell Industries, Inc.	19,823	670,216
Preformed Line Products Co.	2,500	192,625
Primoris Services Corp.	37,642	981,327
Proto Labs, Inc. (a)	3,792	457,315
Quanex Building Products Corp.	15,506	260,501
Raven Industries, Inc.	7,359	278,170
RBC Bearings, Inc. (a)	800	100,568
REV Group, Inc.	2,886	48,947
Rexnord Corp. (a)	5,776	168,544
Rockwell Collins, Inc.	9,342	1,284,618
Rush Enterprises, Inc. - Class A (a)	23,204	998,468
Rush Enterprises, Inc. - Class B (a)	5,322	225,440
Simpson Manufacturing Co., Inc.	20,839	1,319,317
SiteOne Landscape Supply, Inc. (a)	9,510	719,432
Sparton Corp. (a)	22,170	411,254
SPX Corp. (a)	5,545	189,972
SPX FLOW, Inc. (a)	900	39,213
Standex International Corp.	342	34,115
Sterling Construction Co., Inc. (a)	7,500	95,325
Tennant Co.	3,323	261,852
The Eastern Co.	2,200	67,210
The Gorman-Rupp Co.	16,859	562,585
The Greenbrier Companies, Inc.	3,043	151,237
Thermon Group Holdings, Inc. (a)	17,744	409,177
Titan Machinery, Inc. (a)	31,052	561,731
TPI Composites, Inc. (a)	2,523	66,355
Trex Co., Inc. (a)	3,223	379,766
TriMas Corp. (a)	21,504	615,014
Triumph Group, Inc.	12,732	269,918

The accompanying Notes to the Financial Statements are an integral part of these Financial Statements.	(Continued)

Elements Portfolios	Annual Report	May 31, 2018

Schedule of Investments	as of May 31, 2018

ELEMENTS U.S. SMALL CAP PORTFOLIO

	SHARES	FAIR VALUE
Capital Goods - 11.0% (continued)
Tutor Perini Corp. (a)	5,577	$110,425
Twin Disc, Inc. (a)	1,000	27,720
Universal Forest Products, Inc.	15,013	552,178
Vectrus, Inc. (a)	13,417	430,283
Veritiv Corp. (a)	9,293	308,992
Vicor Corp. (a)	16,479	722,604
Wabash National Corp. (c)	14,698	294,107
Watts Water Technologies, Inc. - Class A	10,957	843,141
Wesco Aircraft Holdings, Inc. (a)	10,902	125,373
Woodward, Inc.	9,151	693,371

		58,005,208

Commercial & Professional Services - 7.2%
ABM Industries, Inc.	1,837	52,281
Acacia Research Corp. (a)	57,326	220,705
ACCO Brands Corp.	32,324	416,980
Advanced Disposal Services, Inc. (a)	2,391	55,902
ARC Document Solutions, Inc. (a)	103,133	201,109
ASGN, Inc. (a)	17,078	1,315,006
Barrett Business Services, Inc.	8,657	746,407
BG Staffing, Inc.	777	14,351
Brady Corp. - Class A	37,004	1,443,156
Casella Waste Systems, Inc. (a)	11,426	269,425
CBIZ, Inc. (a)	48,149	994,277
CECO Environmental Corp.	70,573	402,972
CompX International, Inc.	100	1,420
CRA International, Inc.	13,463	728,348
Deluxe Corp.	13,798	918,119
Ennis, Inc.	37,706	688,134
Essendant, Inc.	16,622	232,542
Exponent, Inc.	6,308	620,076
Franklin Covey Co. (a)	25,459	714,125
FTI Consulting, Inc. (a)	11,050	684,989
GP Strategies Corp. (a)	6,455	124,259
Healthcare Services Group, Inc.	24,180	874,107
Heidrick & Struggles International, Inc.	33,642	1,271,668
Heritage-Crystal Clean, Inc. (a)	25,178	511,113
Herman Miller, Inc.	36,990	1,211,423
Hill International, Inc. (a)	65,094	361,272
HNI Corp.	18,582	689,578
Hudson Technologies, Inc. (a)	3,600	7,920
Huron Consulting Group, Inc. (a)	2,294	92,907
ICF International, Inc.	18,794	1,327,796
InnerWorkings, Inc. (a)	67,084	589,668
Insperity, Inc.	14,002	1,288,184
Interface, Inc.	48,700	1,105,490
Kelly Services, Inc.	36,602	820,251
Kforce, Inc.	36,539	1,229,537
Kimball International, Inc. - Class B	64,851	1,053,829
Knoll, Inc.	30,886	623,897
Korn/Ferry International	11,030	603,120
LSC Communications, Inc.	6,380	80,771
Matthews International Corp. - Class A	6,098	335,390
McGrath RentCorp.	13,545	881,509
Mistras Group, Inc. (a)	10,224	196,812
MSA Safety, Inc.	12,710	1,182,030
Navigant Consulting, Inc. (a)	35,696	869,555
NL Industries, Inc. (a)	21,336	197,358

	SHARES	FAIR VALUE
Commercial & Professional Services - 7.2% (continued)
Quad Graphics, Inc.	24,204	$478,513
Resources Connection, Inc.	33,407	556,227
RPX Corp.	82,654	863,734
RR Donnelley & Sons Co.	3,622	22,601
SP Plus Corp. (a)	26,498	953,928
Steelcase, Inc. - Class A	48,061	692,078
Team, Inc. (a)	600	12,750
Tetra Tech, Inc.	19,013	1,044,764
The Brink’s Co.	9,703	768,963
TriNet Group, Inc. (a)	16,243	871,275
TrueBlue, Inc. (a)	34,743	896,369
UniFirst Corp. (a)	7,864	1,396,646
US Ecology, Inc.	1,328	80,477
Viad Corp.	9,919	524,715
VSE Corp.	7,176	354,566
WageWorks, Inc. (a)	300	14,235
Willdan Group, Inc. (a)	3,300	94,050

		37,875,659

Consumer Durables & Apparel - 6.0%
Acushnet Holdings Corp.	37,893	906,022
American Outdoor Brands Corp. (a)	7,482	94,198
AV Homes, Inc. (a)	23,466	430,601
Bassett Furniture Industries, Inc.	14,954	413,478
Beazer Homes USA, Inc. (a)	11,408	172,261
Callaway Golf Co.	54,533	1,032,855
Cavco Industries, Inc. (a)	1,528	317,213
Century Communities, Inc. (a)	4,244	127,744
Clarus Corp. (a)	300	2,205
Columbia Sportswear Co.	29,454	2,565,738
Crocs, Inc. (a)	72,353	1,290,778
CSS Industries, Inc.	7,090	114,503
Culp, Inc.	9,748	302,675
Deckers Outdoor Corp. (a)	14,467	1,637,086
Delta Apparel, Inc. (a)	400	7,536
Escalade, Inc.	6,351	91,454
Ethan Allen Interiors, Inc.	10,715	251,267
Flexsteel Industries, Inc.	11,305	421,337
Fossil Group, Inc. (a)(c)	47,626	1,042,057
G-III Apparel Group Ltd. (a)	21,649	907,093
GoPro, Inc. - Class A (a)(c)	13,791	76,402
Green Brick Partners, Inc. (a)	13,694	161,589
Hamilton Beach Brands Holding Co.	13,494	378,237
Helen of Troy Ltd. (a)(b)	12,547	1,126,721
Hooker Furniture Corp.	15,077	562,372
Hovnanian Enterprises, Inc. - Class A (a)	31,897	56,777
Installed Building Products, Inc. (a)	76	4,609
iRobot Corp. (a)(c)	4,793	299,131
JAKKS Pacific, Inc. (a)	4,464	12,053
Johnson Outdoors, Inc. - Class A	14,799	1,122,948
KB Home	10,908	287,317
La-Z-Boy, Inc.	31,401	979,711
Libbey, Inc.	10,435	67,932
Lifetime Brands, Inc.	14,096	153,646
M/I Homes, Inc. (a)	2,444	67,894
Malibu Boats, Inc. - Class A (a)	20,584	882,642
Marine Products Corp.	3,478	58,465
MCBC Holdings, Inc. (a)	25,614	755,357

The accompanying Notes to the Financial Statements are an integral part of these Financial Statements.	(Continued)

Elements Portfolios	Annual Report	May 31, 2018

Schedule of Investments	as of May 31, 2018

ELEMENTS U.S. SMALL CAP PORTFOLIO

	SHARES	FAIR VALUE
Consumer Durables & Apparel - 6.0% (continued)
MDC Holdings, Inc.	1,861	$58,770
Movado Group, Inc.	25,831	1,268,302
NACCO Industries, Inc. - Class A	7,247	277,922
Nautilus, Inc. (a)	26,366	394,172
Oxford Industries, Inc.	10,264	846,985
Perry Ellis International, Inc. (a)	31,591	868,752
Sequential Brands Group, Inc. (a)	9,701	19,984
Steven Madden Ltd.	36,487	1,928,338
Sturm Ruger & Co., Inc. (c)	2,336	143,080
Superior Uniform Group, Inc.	6,989	165,290
Taylor Morrison Home Corp. - Class A (a)	55,823	1,200,195
The New Home Co., Inc. (a)	2,595	26,184
TopBuild Corp. (a)	14,527	1,219,542
TRI Pointe Group, Inc. (a)	10,979	189,498
Unifi, Inc.	3,006	94,719
Vera Bradley, Inc. (a)	92,704	1,080,002
Vince Holding Corp. (a)(c)	7,127	79,965
Vista Outdoor, Inc. (a)	18,286	309,765
William Lyon Homes (a)	2,500	59,625
Wolverine World Wide, Inc.	41,222	1,382,174
ZAGG, Inc. (a)	40,904	621,741

		31,416,909

Consumer Services - 4.6%
Adtalem Global Education, Inc. (a)	34,206	1,633,336
American Public Education, Inc. (a)	16,601	707,203
Ascent Capital Group, Inc. - Class A (a)	14,228	27,887
Biglari Holdings, Inc. - Class A (a)	71	75,970
Biglari Holdings, Inc. - Class B (a)	717	154,291
BJ’s Restaurants, Inc.	7,002	392,112
Bloomin’ Brands, Inc.	40,348	856,185
Bojangles’, Inc. (a)	3,470	51,356
Bridgepoint Education, Inc. (a)	30,614	210,930
Brinker International, Inc. (c)	15,000	655,950
Caesars Entertainment Corp. (a)	71,758	871,860
Cambium Learning Group, Inc. (a)	629	6,296
Capella Education Co.	2,304	218,765
Career Education Corp. (a)	45,868	705,909
Carriage Services, Inc.	3,400	85,510
Carrols Restaurant Group, Inc. (a)	7,037	90,074
Century Casinos, Inc. (a)	35,721	303,271
Chegg, Inc. (a)	400	11,188
Churchill Downs, Inc.	790	236,526
Chuy’s Holdings, Inc. (a)	7,252	213,571
Collectors Universe, Inc.	9,391	139,926
Cracker Barrel Old Country Store, Inc. (c)	3,837	601,296
Dave & Buster’s Entertainment, Inc. (a)	100	4,164
Del Frisco’s Restaurant Group, Inc. (a)	25,290	335,092
Del Taco Restaurants, Inc. (a)	13,332	160,517
Denny’s Corp. (a)	34,219	521,840
DineEquity, Inc.	400	25,380
El Pollo Loco Holdings, Inc. (a)	5,564	58,978
Eldorado Resorts, Inc. (a)	3,706	167,511
Fiesta Restaurant Group, Inc. (a)	14,990	372,501
Golden Entertainment, Inc. (a)	1,312	40,042
Grand Canyon Education, Inc. (a)	5,077	564,055
Houghton Mifflin Harcourt Co. (a)	29,709	202,021
ILG, Inc.	9,579	327,985

	SHARES	FAIR VALUE
Consumer Services - 4.6% (continued)
International Speedway Corp. - Class A	17,828	$743,428
J Alexander’s Holdings, Inc. (a)	28,810	345,720
Jack in the Box, Inc.	700	56,469
K12, Inc. (a)	37,443	604,330
Laureate Education, Inc. - Class A (a)	1,800	29,214
Liberty Tax, Inc. - Class A	5,123	53,792
Luby’s, Inc. (a)	55,489	149,265
Marriott Vacations Worldwide Corp.	1,117	134,308
McDonald’s Corp.	2,755	440,828
MGM Resorts International	12,144	381,929
Monarch Casino & Resort, Inc. (a)	7,857	349,951
Norwegian Cruise Line Holdings Ltd. (a)(b)	10,530	551,140
Papa John’s International, Inc. (c)	3,099	159,134
Penn National Gaming, Inc. (a)	25,945	884,206
Pinnacle Entertainment, Inc. (a)	21,559	731,066
Potbelly Corp. (a)	51,893	690,177
RCI Hospitality Holdings, Inc.	1,400	44,730
Red Robin Gourmet Burgers, Inc. (a)	5,855	294,799
Regis Corp. (a)	68,830	1,190,071
Royal Caribbean Cruises Ltd. (b)	3,668	385,067
Ruth’s Hospitality Group, Inc.	34,024	903,337
Sonic Corp.	1,986	48,220
Speedway Motorsports, Inc.	27,480	458,916
Strayer Education, Inc.	4,319	472,067
Texas Roadhouse, Inc.	11,864	735,212
The Cheesecake Factory, Inc. (c)	17,869	925,793
The Habit Restaurants, Inc. - Class A (a)	78	686
The Marcus Corp.	200	6,310
Weight Watchers International, Inc. (a)	16,938	1,275,770

		24,075,433

Diversified Financials - 3.0%
Artisan Partners Asset Management, Inc.	10,500	339,150
B. Riley Financial, Inc.	1,315	27,878
Berkshire Hathaway, Inc. (a)	6,686	1,280,569
BrightSphere Investment Group PLC (b)	2,525	39,163
Cannae Holdings, Inc. (a)	41,052	820,630
Cohen & Steers, Inc.	11,445	445,554
Diamond Hill Investment Group, Inc.	131	25,668
Donnelley Financial Solutions, Inc. (a)	400	6,144
Enova International, Inc. (a)	23,455	788,088
Evercore Partners, Inc. - Class A	14,214	1,483,942
EZCORP, Inc. - Class A (a)	40,462	501,729
Financial Engines, Inc.	9,999	446,455
FirstCash, Inc.	6,953	630,985
GAIN Capital Holdings, Inc.	1,330	10,946
GAMCO Investors, Inc. - Class A	16,976	437,302
Green Dot Corp. - Class A (a)	16,063	1,144,810
Greenhill & Co., Inc.	3,351	88,299
Hamilton Lane, Inc.	2,500	116,900
Hennessy Advisors, Inc.	3,284	59,210
Houlihan Lokey, Inc.	26,545	1,297,785
Investment Technology Group, Inc.	9,653	211,787
Janus Henderson Group PLC (b)	4,907	151,577
Ladenburg Thalmann Financial Services, Inc.	22,519	80,393
Manning & Napier, Inc.	19,527	60,534
Marlin Business Services Corp.	23,042	676,283

The accompanying Notes to the Financial Statements are an integral part of these Financial Statements.	(Continued)

Elements Portfolios	Annual Report	May 31, 2018

Schedule of Investments	as of May 31, 2018

ELEMENTS U.S. SMALL CAP PORTFOLIO

	SHARES	FAIR VALUE
Diversified Financials - 3.0% (continued)
Medley Management, Inc. - Class A	207	$859
Moelis & Co.	20,843	1,234,948
NewStar Financial, Inc. (a)(d)(e)	4,220	2,279
On Deck Capital, Inc. (a)(c)	15,001	99,607
Oppenheimer Holdings, Inc. - Class A	2,670	75,160
PICO Holdings, Inc.	21,465	237,188
Piper Jaffray Cos.	4,207	314,684
PJT Partners, Inc. - Class A	1,256	69,419
Pzena Investment Management, Inc. - Class A	53,714	482,889
Regional Management Corp. (a)	1,454	51,893
Silvercrest Asset Management Group, Inc. - Class A	11,241	178,732
Stifel Financial Corp.	34	1,999
Sutherland Asset Management Corp.	200	3,120
Virtu Financial, Inc. - Class A	12,671	393,434
Virtus Investment Partners, Inc.	385	48,337
Waddell & Reed Financial, Inc. - Class A (c)	49,106	952,656
Westwood Holdings Group, Inc.	4,147	240,650
World Acceptance Corp. (a)	2,041	220,122

		15,779,757

Energy - 2.3%
Adams Resources & Energy, Inc.	7,716	340,816
Arch Coal, Inc.	4,493	369,145
Archrock, Inc.	2,240	25,872
C&J Energy Services, Inc. (a)	1,800	48,456
Cloud Peak Energy, Inc. (a)	22,320	80,798
CVR Energy, Inc. (c)	20,112	758,826
Dawson Geophysical Co. (a)	34,535	245,195
Delek US Holdings, Inc.	28,275	1,577,179
Diamond Offshore Drilling, Inc. (a)	100	1,816
Dorian LPG Ltd. (a)(b)	6,933	56,019
Dril-Quip, Inc. (a)	8,800	422,840
Ensco PLC (b)(c)	6,763	43,960
Era Group, Inc. (a)	13,101	169,396
Evolution Petroleum Corp.	24,790	235,505
Exterran Corp. (a)	3,423	94,338
Exxon Mobil Corp.	46,000	3,737,040
Fairmount Santrol Holdings, Inc. (a)	1,700	9,571
Frank’s International N.V. (b)	1,800	13,284
Hallador Energy Co.	6,700	50,183
Independence Contract Drilling, Inc. (a)	4,141	17,641
International Seaways, Inc. (a)(b)	3,183	66,525
Key Energy Services, Inc. (a)	400	6,772
Mammoth Energy Services, Inc. (a)	10,493	396,216
Matrix Service Co. (a)	32,130	623,322
McDermott International, Inc. (a)(b)	4,966	107,911
Natural Gas Services Group, Inc. (a)	10,769	248,225
Navios Maritime Acquisition Corp. (b)(c)	5,306	4,009
Oil States International, Inc. (a)	646	22,868
Overseas Shipholding Group, Inc. - Class A (a)	9,274	33,757
Pacific Ethanol, Inc. (a)	10,492	35,148
Par Pacific Holdings, Inc. (a)	11,754	209,339
Peabody Energy Corp.	10,693	462,686
Penn Virginia Corp. (a)	100	6,896

	SHARES	FAIR VALUE
Energy - 2.3% (continued)
ProPetro Holding Corp. (a)	1,600	$26,032
Renewable Energy Group, Inc. (a)(c)	32,620	582,267
REX American Resources Corp. (a)	6,652	505,685
RigNet, Inc. (a)(c)	27,053	320,578
Ring Energy, Inc. (a)	1,900	26,239
Rowan Cos. PLC (a)(b)	900	14,040
Select Energy Services, Inc. (a)	2,000	28,540
Teekay Tankers Ltd. - Class A (b)	21,513	23,879
Tellurian, Inc. (a)	400	4,476
TETRA Technologies, Inc. (a)	25,137	106,078

		12,159,368

Food & Staples Retailing - 1.6%
Ingles Markets, Inc. - Class A	14,092	404,440
Natural Grocers by Vitamin Cottage, Inc. (a)	37,563	386,148
Performance Food Group Co. (a)	59,199	2,116,364
PriceSmart, Inc.	4,123	349,012
Smart & Final Stores, Inc. (a)	74,768	343,933
SpartanNash Co.	29,505	730,544
SUPERVALU, Inc. (a)	15,954	294,990
The Andersons, Inc.	2,918	94,251
The Chefs’ Warehouse, Inc. (a)	32,712	889,766
United Natural Foods, Inc. (a)	29,836	1,359,925
Village Super Market, Inc. - Class A	14,034	407,547
Weis Markets, Inc.	18,271	996,318

		8,373,238

Food, Beverage & Tobacco - 1.3%
Alliance One International, Inc. (a)	4,870	101,783
Boston Beer Company, Inc. - Class A (a)	1,164	295,481
Calavo Growers, Inc.	1,653	145,464
Cal-Maine Foods, Inc. (a)	3,000	144,150
Coca-Cola Bottling Co.	1,807	230,230
Craft Brew Alliance, Inc. (a)	10,018	196,854
Darling Ingredients, Inc. (a)	42,568	799,853
Dean Foods Co.	62,704	600,077
Farmer Brothers Co. (a)	310	9,052
Fresh Del Monte Produce, Inc. (b)	9,281	416,810
Hostess Brands, Inc. (a)	4,010	54,656
J&J Snack Foods Corp.	4,375	619,587
John B Sanfilippo & Son, Inc.	5,975	405,225
Lancaster Colony Corp.	5,203	656,098
Landec Corp. (a)	30,769	433,843
Lifeway Foods, Inc. (a)	20,159	102,811
MGP Ingredients, Inc.	300	26,565
Sanderson Farms, Inc.	7,481	732,240
Seneca Foods Corp. - Class A (a)	4,363	118,237
Tootsie Roll Industries, Inc. (c)	4,906	142,765
Turning Point Brands, Inc.	1,600	43,328
Universal Corp.	6,386	422,434
Vector Group Ltd.	3,067	59,500

		6,757,043

Health Care Equipment & Services - 6.3%
Abaxis, Inc.	3,081	255,107
Aceto Corp.	14,811	39,101
Addus HomeCare Corp. (a)	4,133	236,614

The accompanying Notes to the Financial Statements are an integral part of these Financial Statements.	(Continued)

Elements Portfolios	Annual Report	May 31, 2018

Schedule of Investments	as of May 31, 2018

ELEMENTS U.S. SMALL CAP PORTFOLIO

	SHARES	FAIR VALUE
Health Care Equipment & Services - 6.3% (continued)
Amedisys, Inc. (a)	8,391	$640,653
American Renal Associates Holdings, Inc. (a)	18,662	269,479
AMN Healthcare Services, Inc. (a)	16,770	947,505
Analogic Corp.	5,994	501,398
AngioDynamics, Inc. (a)	39,208	824,544
Anika Therapeutics, Inc. (a)	8,167	332,070
AtriCure, Inc. (a)	1,100	26,081
Atrion Corp.	430	253,700
AxoGen, Inc. (a)	4,880	239,608
BioScrip, Inc. (a)	100	265
BioTelemetry, Inc. (a)	1,014	42,841
Cantel Medical Corp.	4,138	451,414
Cardiovascular Systems, Inc. (a)	1,100	33,110
Chemed Corp.	3,418	1,114,268
Civitas Solutions, Inc. (a)	22,646	364,601
Computer Programs & Systems, Inc.	1,000	32,550
CONMED Corp.	5,550	381,007
CorVel Corp. (a)	10,728	541,764
Cotiviti Holdings, Inc. (a)	219	7,470
Cross Country Healthcare, Inc. (a)	55,114	671,840
CryoLife, Inc. (a)	2,250	61,987
Cutera, Inc. (a)	13,884	583,128
Diplomat Pharmacy, Inc. (a)	56,590	1,332,129
Encompass Health Corp.	3,482	225,460
Express Scripts Holding Co. (a)	21,408	1,622,940
FONAR Corp. (a)	3,500	93,450
Genesis Healthcare, Inc. (a)	26,489	55,627
Glaukos Corp. (a)	7,310	276,099
Globus Medical, Inc. - Class A (a)	26,652	1,480,519
Haemonetics Corp. (a)	15,117	1,365,821
Halyard Health, Inc. (a)	7,249	397,970
HealthStream, Inc.	15,185	422,902
HMS Holdings Corp. (a)	4,227	91,430
ICU Medical, Inc. (a)	881	256,415
Inogen, Inc. (a)	2,420	442,110
Inovalon Holdings, Inc. (a)	2,100	21,840
Integra LifeSciences Holdings Corp. (a)	7,526	485,728
Invacare Corp.	14,442	238,293
InVivo Therapeutics Holdings Corp. (a)(c)	1	6
iRadimed Corp. (a)(c)	26,141	484,916
K2M Group Holdings, Inc. (a)	1,000	23,690
Kindred Healthcare, Inc. (a)	24,425	218,604
LeMaitre Vascular, Inc.	12,711	433,191
LHC Group, Inc. (a)	14,636	1,126,533
LivaNova PLC (a)(b)	7,305	687,035
Magellan Health, Inc. (a)	7,144	653,319
Masimo Corp. (a)	16,924	1,676,322
Meridian Bioscience, Inc.	37,535	555,518
Merit Medical Systems, Inc. (a)	1,200	61,560
Molina Healthcare, Inc. (a)	1,022	86,798
National HealthCare Corp.	7,318	485,915
National Research Corp. - Class A	15,594	537,213
Natus Medical, Inc. (a)	5,540	204,426
Neogen Corp. (a)	4,069	308,064
NuVasive, Inc. (a)	2,265	116,104
Omnicell, Inc. (a)	2,814	130,992

	SHARES	FAIR VALUE
Health Care Equipment & Services - 6.3% (continued)
OraSure Technologies, Inc. (a)	5,764	$98,046
Orthofix International N.V. (a)(b)	9,882	540,051
Owens & Minor, Inc.	56,431	919,825
PetIQ, Inc. (a)	1,500	28,725
Quality Systems, Inc. (a)	60,593	1,066,437
Quorum Health Corp. (a)	3,700	15,170
R1 RCM, Inc. (a)	4,900	38,857
RadNet, Inc. (a)	27,222	345,719
RTI Surgical, Inc. (a)	60,734	276,340
Sientra, Inc. (a)	1,100	19,866
Simulations Plus, Inc.	2,984	57,293
STAAR Surgical Co. (a)	9,776	290,836
Surgery Partners, Inc. (a)(c)	2,200	35,750
Surmodics, Inc. (a)	6,325	327,635
Tabula Rasa HealthCare, Inc. (a)	15,450	842,798
Tactile Systems Technology, Inc. (a)(c)	5,258	260,955
The Ensign Group, Inc.	14,442	528,722
The Providence Service Corp. (a)	8,251	594,072
Tivity Health, Inc. (a)	4,407	154,465
Triple-S Management Corp. - Class B (a)(b)	9,452	346,416
US Physical Therapy, Inc.	2,699	251,952
Utah Medical Products, Inc.	2,100	219,765
Varex Imaging Corp. (a)	3,323	122,818

		32,833,557

Household & Personal Products - 1.8%
Avon Products, Inc. (a)	10,608	19,094
Central Garden & Pet Co. (a)	16,155	659,609
Central Garden & Pet Co. - Class A (a)	19,710	749,177
HRG Group, Inc. (a)	49,481	627,419
Inter Parfums, Inc.	18,855	1,004,971
Lifevantage Corp. (a)	76,134	363,921
Medifast, Inc.	1,618	237,021
Natural Health Trends Corp.	14,488	319,316
Nature’s Sunshine Products, Inc. (a)	16,616	150,375
Oil-Dri Corp. of America	6,962	270,891
Procter & Gamble Co.	60,331	4,414,419
USANA Health Sciences, Inc. (a)	3,782	442,494
WD-40 Co.	1,159	159,420

		9,418,127

Insurance - 3.3%
Ambac Financial Group, Inc. (a)	480	8,894
American Equity Investment Life Holding Co.	22,355	792,261
AMERISAFE, Inc.	13,368	797,401
Atlas Financial Holdings, Inc. (a)(b)	1,380	14,835
Baldwin & Lyons, Inc. - Class B	24,575	572,598
Blue Capital Reinsurance Holdings Ltd. (b)	15,710	174,381
Citizens, Inc. (a)(c)	16,157	119,723
CNO Financial Group, Inc.	5,939	118,899
Crawford & Co. - Class B	21,804	173,560
Donegal Group, Inc. - Class A	36,419	509,138
eHealth, Inc. (a)	19,644	418,614
EMC Insurance Group, Inc.	16,187	417,139
Employers Holdings, Inc.	4,873	192,971
FBL Financial Group, Inc. - Class A	7,879	619,289

The accompanying Notes to the Financial Statements are an integral part of these Financial Statements.	(Continued)

Elements Portfolios	Annual Report	May 31, 2018

Schedule of Investments	as of May 31, 2018

ELEMENTS U.S. SMALL CAP PORTFOLIO

	SHARES	FAIR VALUE
Insurance - 3.3% (continued)
Federated National Holding Co.	2,962	$67,415
Hallmark Financial Services, Inc. (a)	26,890	265,135
Health Insurance Innovations, Inc. (a)(c)	6,377	203,426
Heritage Insurance Holdings, Inc. (c)	40,607	685,446
Horace Mann Educators Corp.	12,676	560,279
Independence Holding Co.	600	22,290
Infinity Property & Casualty Corp.	4,515	653,321
Investors Title Co.	316	58,460
James River Group Holdings Ltd. (b)	5,813	220,487
Kemper Corp.	14,306	1,108,000
Kingstone Cos., Inc.	3,600	62,820
Kinsale Capital Group, Inc.	11,357	601,467
Maiden Holdings Ltd. (b)	16,483	144,226
National General Holdings Corp.	49,556	1,356,843
National Western Life Group, Inc. - Class A	2,068	643,479
NI Holdings, Inc. (a)	700	11,438
Primerica, Inc.	1,106	108,775
RLI Corp.	12,296	807,601
Safety Insurance Group, Inc.	11,690	1,005,340
Selective Insurance Group, Inc.	11,653	662,473
State Auto Financial Corp.	4,202	130,346
Stewart Information Services Corp.	15,198	641,204
The Navigators Group, Inc.	11,237	660,736
Third Point Reinsurance Ltd. (a)(b)	71	948
Tiptree, Inc.	2,514	16,592
United Fire Group, Inc.	14,903	799,397
United Insurance Holdings Corp.	12,382	256,184
Universal Insurance Holdings, Inc.	20,320	724,408

		17,408,239

Materials - 3.6%
A Schulman, Inc.	8,896	389,200
AdvanSix, Inc. (a)	1,400	51,114
AgroFresh Solutions, Inc. (a)	32,008	226,297
American Vanguard Corp.	22,284	480,220
Ampco-Pittsburgh Corp.	300	3,270
Balchem Corp.	600	57,858
Boise Cascade Co.	18,749	894,327
Carpenter Technology Corp.	1,139	68,272
Century Aluminum Co. (a)	803	14,229
Chase Corp.	3,526	419,418
Codexis, Inc. (a)	400	6,000
Commercial Metals Co. (a)	24,637	582,419
Core Molding Technologies, Inc.	1,900	27,398
Ferro Corp. (a)	7,782	159,220
Ferroglobe PLC (a)(b)	28,709	293,693
Flotek Industries, Inc. (a)	1,900	5,947
Forterra, Inc. (a)(c)	1,940	16,820
FutureFuel Corp.	57,176	770,161
Gold Resource Corp.	91,982	573,968
Greif, Inc. - Class A	10,265	598,552
Greif, Inc. - Class B	2,257	142,981
Hawkins, Inc.	7,552	236,755
HB Fuller Co.	1,570	80,933
Ingevity Corp. (a)	800	60,912
Innophos Holdings, Inc.	1,131	53,756
Innospec, Inc. (a)	1,783	136,756
Intrepid Potash, Inc. (a)	700	3,136

	SHARES	FAIR VALUE
Materials - 3.6% (continued)
Kaiser Aluminum Corp.	1,912	$210,817
KapStone Paper and Packaging Corp.	9,165	315,276
Klondex Mines Ltd. (a)(b)	10,349	24,941
KMG Chemicals, Inc.	11,122	743,506
Kraton Corp. (a)	1,863	90,393
Kronos Worldwide, Inc.	8,639	213,729
Louisiana-Pacific Corp.	47,927	1,398,510
Materion Corp.	19,671	1,073,053
Minerals Technologies, Inc.	7,603	555,019
Monsanto Co.	17,905	2,282,171
Myers Industries, Inc.	37,408	733,197
Neenah Paper, Inc.	2,389	193,867
Olympic Steel, Inc.	120	2,776
OMNOVA Solutions, Inc. (a)	9,130	93,126
PolyOne Corp.	20,144	844,436
Quaker Chemical Corp.	2,600	397,410
Schnitzer Steel Industries, Inc. - Class A	6,449	200,886
Schweitzer-Mauduit International, Inc.	1,983	86,875
Sensient Technologies Corp.	9,376	630,536
Stepan Co.	6,869	499,376
SunCoke Energy, Inc. (a)	14,191	192,146
Trecora Resources (a)	8,657	120,765
Tredegar Corp.	48	1,145
UFP Technologies, Inc. (a)	7,925	242,505
United States Lime & Minerals, Inc.	4,491	354,789
Valhi, Inc.	10,199	65,580
Verso Corp. (a)	19,673	397,985
Warrior Met Coal, Inc. (c)	14,959	406,436
Worthington Industries, Inc.	7,516	360,392

		19,085,255

Media - 1.4%
Beasley Broadcast Group, Inc.	200	2,260
Entravision Communications Corp. - Class A	6,842	27,368
Eros International PLC (a)(b)	173	2,336
Gannett Co., Inc. (c)	103,614	1,095,200
Hemisphere Media Group, Inc. (a)	19,597	238,104
IMAX Corp. (a)(b)	500	10,450
MDC Partners, Inc. - Class A (a)(b)	9,910	41,126
Meredith Corp.	1,282	64,549
MSG Networks, Inc. - Class A (a)	25,661	495,257
National CineMedia, Inc.	36,154	267,901
New Media Investment Group, Inc.	55,283	923,226
Reading International, Inc. - Class A (a)	1,528	23,898
Saga Communications, Inc. - Class A	2,135	82,731
Salem Media Group, Inc.	35,178	133,676
Scholastic Corp.	24,259	1,091,412
Sinclair Broadcast Group, Inc. - Class A	1,600	43,840
The EW Scripps Co. - Class A	1,784	22,282
The New York Times Co. - Class A (c)	78,029	1,775,160
Townsquare Media, Inc. - Class A	19,675	122,575
Tronc, Inc. (a)	39,572	634,735
Urban One, Inc. (a)	38,771	79,481
World Wrestling Entertainment, Inc. - Class A	5,695	329,684

		7,507,251

The accompanying Notes to the Financial Statements are an integral part of these Financial Statements.	(Continued)

Elements Portfolios	Annual Report	May 31, 2018

Schedule of Investments	as of May 31, 2018

ELEMENTS U.S. SMALL CAP PORTFOLIO

	SHARES	FAIR VALUE
Pharmaceuticals, Biotechnology & Life Sciences - 1.4%
Amphastar Pharmaceuticals, Inc. (a)	4,618	$72,964
Biogen, Inc. (a)	1,053	309,540
Cambrex Corp. (a)	15,022	680,497
Corcept Therapeutics, Inc. (a)	29,204	540,274
Depomed, Inc. (a)	31,260	194,437
Enzo Biochem, Inc. (a)	3,078	20,007
Gilead Sciences, Inc.	29,295	1,974,483
Horizon Pharma PLC (a)(b)	6,300	102,690
Innoviva, Inc. (a)	11,610	171,712
Intersect ENT, Inc. (a)	9,274	395,536
Luminex Corp.	22,358	633,178
Madrigal Pharmaceuticals, Inc. (a)	39	10,359
Medpace Holdings, Inc. (a)	9,273	390,950
NeoGenomics, Inc. (a)(c)	32,067	371,977
Phibro Animal Health Corp. - Class A	16,646	752,399
Prestige Brands Holdings, Inc. (a)	2,200	73,546
Regeneron Pharmaceuticals, Inc. (a)	2,740	822,877
Supernus Pharmaceuticals, Inc. (a)	500	28,175
Titan Pharmaceuticals, Inc. (a)	27,898	26,503

		7,572,104

Real Estate - 0.5%
Altisource Portfolio Solutions, S.A. (a)(b)(c)	3,775	110,909
Forestar Group, Inc. (a)(c)	3,362	78,671
HFF, Inc. - Class A	12,147	409,597
Marcus & Millichap, Inc. (a)	23,252	871,020
Maui Land & Pineapple Co., Inc. (a)	1,417	17,146
Rafael Holdings, Inc. (a)	16,909	154,717
RE/MAX Holdings, Inc. - Class A	2,335	121,653
The RMR Group, Inc. - Class A	12,046	910,678

		2,674,391

Retailing - 10.4%
1-800-Flowers.com, Inc. - Class A (a)	71,699	903,407
Aaron’s, Inc.	38,979	1,550,585
Abercrombie & Fitch Co.	85,922	2,049,240
Amazon.com, Inc. (a)	4,091	6,666,775
American Eagle Outfitters, Inc.	134,816	2,992,915
America’s Car-Mart, Inc. (a)	14,733	919,339
Asbury Automotive Group, Inc. (a)	8,722	606,615
Ascena Retail Group, Inc. (a)	24,931	81,275
Barnes & Noble Education, Inc. (a)	94,711	600,468
Barnes & Noble, Inc.	54,769	320,399
Best Buy Co., Inc.	14,012	956,319
Big 5 Sporting Goods Corp. (c)	64,987	532,893
Big Lots, Inc.	18,567	759,576
Boot Barn Holdings, Inc. (a)	16,515	391,075
Build-A-Bear Workshop, Inc. (a)	65,652	525,216
Caleres, Inc.	29,582	1,048,978
Chico’s FAS, Inc.	92,626	783,616
Citi Trends, Inc.	34,104	1,023,461
Conn’s, Inc. (a)(c)	8,711	201,660
Core-Mark Holding Co., Inc.	28,858	563,308
Destination XL Group, Inc. (a)	92,509	157,265
Dillard’s, Inc. (c)	8,889	723,831
DSW, Inc. - Class A	59,048	1,410,066
Duluth Holdings, Inc. - Class B (a)	131	2,272
Express, Inc. (a)	103,273	878,853

	SHARES	FAIR VALUE
Retailing - 10.4% (continued)
Five Below, Inc. (a)	7,131	$504,233
Francesca’s Holdings Corp. (a)	70,285	415,384
Fred’s, Inc. - Class A (c)	17,459	24,617
FTD Companies, Inc. (a)	22,327	127,264
Funko, Inc. (a)(c)	1,600	15,904
Gaia, Inc. (a)	5,854	111,226
Genesco, Inc. (a)	17,243	753,519
GNC Holdings, Inc. (a)(c)	108,590	347,488
Group 1 Automotive, Inc.	2,850	200,241
Groupon, Inc. (a)	68,300	328,523
Guess, Inc.	34,341	673,084
Haverty Furniture Cos., Inc.	43,097	861,940
Hibbett Sports, Inc. (a)(c)	34,836	921,412
Home Depot, Inc.	20,000	3,731,000
J. Jill, Inc. (a)	32,405	254,055
J.C. Penney Co., Inc. (a)(c)	40,770	98,663
Kirkland’s, Inc. (a)	49,864	639,755
Kohl’s Corp.	9,731	649,544
Lands’ End, Inc. (a)	7,545	149,014
Liberty TripAdvisor Holdings, Inc. (a)	48,503	710,569
Lithia Motors, Inc. - Class A	2,582	252,391
Lumber Liquidators Holdings, Inc. (a)	12,578	266,150
MarineMax, Inc. (a)	670	15,712
Monro Muffler Brake, Inc.	15,701	880,826
Nutrisystem, Inc.	700	26,110
Office Depot, Inc.	33,213	78,383
Ollie’s Bargain Outlet Holdings, Inc. (a)	4,550	321,685
Overstock.com, Inc. (a)(c)	25,106	839,168
Party City Holdco, Inc. (a)	13,538	199,009
PetMed Express, Inc. (c)	6,357	228,661
Pier 1 Imports, Inc.	87,622	208,540
Rent-A-Center, Inc. (c)	55,285	524,655
Restoration Hardware Holdings, Inc. (a)(c)	6,159	601,919
Sears Hometown and Outlet Stores, Inc. (a)(c)	78,524	188,458
Shoe Carnival, Inc.	33,179	1,068,696
Shutterfly, Inc. (a)	7,173	675,266
Sleep Number Corp. (a)	11,525	322,354
Sonic Automotive, Inc. - Class A	14,172	301,864
Sportsman’s Warehouse Holdings, Inc. (a)(c)	53,957	279,497
Stage Stores, Inc. (c)	30,685	79,474
Stein Mart, Inc. (a)(c)	271,273	783,979
Tailored Brands, Inc.	64,565	2,118,378
The Buckle, Inc. (c)	34,213	863,878
The Cato Corp. - Class A	31,682	723,300
The Children’s Place, Inc.	9,109	1,172,784
The Container Store Group, Inc. (a)(c)	37,394	286,438
The Finish Line, Inc. - Class A (c)	43,758	595,546
Tile Shop Holdings, Inc.	17,144	123,437
Tilly’s, Inc. - Class A	35,516	488,700
Tuesday Morning Corp. (a)(c)	26,882	71,237
Vitamin Shoppe, Inc. (a)(c)	64,822	330,592
Weyco Group, Inc.	17,101	592,892
Winmark Corp.	1,023	146,494
Zumiez, Inc. (a)	38,524	934,207

		54,757,522

The accompanying Notes to the Financial Statements are an integral part of these Financial Statements.	(Continued)

Elements Portfolios	Annual Report	May 31, 2018

Schedule of Investments	as of May 31, 2018

ELEMENTS U.S. SMALL CAP PORTFOLIO

	SHARES	FAIR VALUE
Semiconductors & Semiconductor Equipment - 4.1%
Advanced Energy Industries, Inc. (a)	7,581	$496,783
Alpha & Omega Semiconductor, Ltd. (a)(b)	3,081	47,848
Ambarella, Inc. (a)(b)	275	13,436
Amkor Technology, Inc. (a)	4,416	40,186
Aquantia Corp. (a)	979	11,709
Axcelis Technologies, Inc. (a)	3,785	80,431
Broadcom, Inc.	8,690	2,190,488
Brooks Automation, Inc.	30,991	1,012,786
Cabot Microelectronics Corp.	7,468	845,153
CEVA, Inc. (a)	1,500	50,550
Cirrus Logic, Inc. (a)	26,406	989,697
Cohu, Inc.	24,724	593,870
Cree, Inc. (a)	4,500	209,790
CyberOptics Corp. (a)	2,200	37,730
Diodes, Inc. (a)	21,103	722,567
DSP Group, Inc. (a)	43,608	558,182
Entegris, Inc.	32,456	1,139,206
FormFactor, Inc. (a)	8,600	116,530
GSI Technology, Inc. (a)	3,500	26,670
Ichor Holdings Ltd. (a)(b)	7,187	178,813
Intel Corp.	89,200	4,923,840
Lattice Semiconductor Corp. (a)	7,341	42,211
Micron Technology, Inc. (a)	8,915	513,415
MKS Instruments, Inc.	14,323	1,607,041
Monolithic Power Systems, Inc.	973	128,251
Nanometrics, Inc. (a)	17,652	740,854
NVE Corp.	2,345	259,240
PDF Solutions, Inc. (a)	10,764	136,057
Photronics, Inc. (a)	45,118	392,527
Pixelworks, Inc. (a)	7,500	31,125
Power Integrations, Inc.	5,069	380,935
Rudolph Technologies, Inc. (a)	27,710	928,285
Sigma Designs, Inc. (a)	45,767	283,755
Silicon Laboratories, Inc. (a)	100	10,560
SMART Global Holdings, Inc. (a)(b)	4,090	182,128
Synaptics, Inc. (a)	4,896	205,828
Ultra Clean Holdings, Inc. (a)	6,822	120,204
Veeco Instruments, Inc. (a)	1	17
Xcerra Corp. (a)	82,846	1,140,789
Xperi Corp.	900	17,775

		21,407,262

Software & Services - 9.6%
8x8, Inc. (a)	14,875	278,162
A10 Networks, Inc. (a)	68,701	441,747
Actua Corp. (d)(e)	5,440	5,440
Acxiom Corp. (a)	7,139	209,101
ALJ Regional Holdings, Inc. (a)	26,627	43,402
Alphabet, Inc. - Class A (a)	5,352	5,887,200
Alteryx, Inc. (a)	4,200	142,884
Amber Road, Inc. (a)	1,900	17,176
American Software, Inc. - Class A	59,566	784,484
ANGI Homeservices, Inc. (a)(c)	121	1,822
Appfolio, Inc. - Class A (a)	8,962	530,550
Apptio, Inc. - Class A (a)	34,960	1,154,729
Aspen Technology, Inc. (a)	200	18,652
Blackbaud, Inc.	763	74,370
Blackhawk Network Holdings, Inc. (a)	17,245	776,025

	SHARES	FAIR VALUE
Software & Services - 9.6% (continued)
Blackline, Inc. (a)	2,307	$96,017
Blucora, Inc. (a)	15,770	598,471
Bottomline Technologies de, Inc. (a)	100	4,756
Brightcove, Inc. (a)	71,373	731,573
CACI International, Inc. - Class A (a)	8,702	1,450,188
Carbonite, Inc. (a)	13,368	518,678
Cardtronics PLC - Class A (a)(b)	6,719	172,410
Care.com, Inc. (a)	29,609	614,091
Cass Information Systems, Inc.	1,161	72,179
ChannelAdvisor Corp. (a)	20,472	302,986
Cimpress, N.V. (a)(b)	1,269	176,683
CommVault Systems, Inc. (a)	9,417	643,652
Convergys Corp.	71,597	1,692,553
CSG Systems International, Inc.	17,628	729,447
Dell Technologies, Inc. - Class V (a)	21,797	1,758,146
DHI Group, Inc. (a)	133,896	307,961
Ellie Mae, Inc. (a)	100	10,629
Endurance International Group Holdings, Inc. (a)	16,826	150,593
EPAM Systems, Inc. (a)	11,651	1,435,170
Everbridge, Inc. (a)	4,796	220,952
Everi Holdings, Inc. (a)	7,110	53,254
EVERTEC, Inc. (b)	18,104	394,667
ExlService Holdings, Inc. (a)	10,809	612,762
Facebook, Inc. (a)	10,704	2,052,813
Fair Isaac Corp. (a)	100	18,403
Forrester Research, Inc.	14,125	596,781
Glu Mobile, Inc. (a)	49,814	280,951
Imperva, Inc. (a)	500	24,250
Instructure, Inc. (a)	2,401	103,243
International Business Machines Corp.	18,878	2,667,650
J2 Global, Inc.	2,544	214,815
Limelight Networks, Inc. (a)	114,184	559,502
Liquidity Services, Inc. (a)	41,266	233,153
LivePerson, Inc. (a)	8,527	164,997
Majesco Entertainment Co. (a)	500	2,850
ManTech International Corp. - Class A	23,980	1,292,762
Marchex, Inc. - Class B	32,742	88,403
MAXIMUS, Inc.	28,681	1,746,673
MicroStrategy, Inc. - Class A (a)	2,461	318,872
Mitek Systems, Inc. (a)	448	3,875
MobileIron, Inc. (a)	15,271	65,665
Model N, Inc. (a)	5,765	102,905
MoneyGram International, Inc. (a)	3,598	23,855
Monotype Imaging Holdings, Inc.	1,819	39,290
New Relic, Inc. (a)	200	20,318
NIC, Inc.	45,914	704,780
Okta, Inc. (a)	5,518	310,167
Pegasystems, Inc.	10,628	657,342
Perficient, Inc. (a)	37,773	986,253
PFSweb, Inc. (a)	32,124	343,727
Presidio, Inc. (a)	2,935	39,270
Progress Software Corp.	14,744	558,503
Q2 Holdings, Inc. (a)	500	28,575
QAD, Inc. - Class A	16,258	842,977
QuinStreet, Inc. (a)	94,698	1,298,310
Rapid7, Inc. (a)	400	12,668

The accompanying Notes to the Financial Statements are an integral part of these Financial Statements.	(Continued)

Elements Portfolios	Annual Report	May 31, 2018

Schedule of Investments	as of May 31, 2018

ELEMENTS U.S. SMALL CAP PORTFOLIO

	SHARES	FAIR VALUE
Software & Services - 9.6% (continued)
RealNetworks, Inc. (a)	27,487	$97,579
RealPage, Inc. (a)	1,010	59,338
Reis, Inc.	9,550	206,280
RingCentral, Inc. - Class A (a)	9,066	686,750
Rosetta Stone, Inc. (a)	34,741	563,499
Sapiens International Corp N.V. (b)	6,641	61,695
Science Applications International Corp.	11,547	1,021,332
SecureWorks Corp. - Class A (a)	20,860	216,735
ServiceSource International, Inc. (a)	4,770	19,986
Shutterstock, Inc. (a)	3,822	181,125
SPS Commerce, Inc. (a)	700	52,101
Stamps.com, Inc. (a)	579	145,213
StarTek, Inc. (a)	4,807	32,640
Sykes Enterprises, Inc. (a)	18,518	521,282
Syntel, Inc. (a)	33,113	1,043,060
TechTarget, Inc. (a)	16,697	448,147
Telenav, Inc. (a)	22,078	118,117
The Hackett Group, Inc.	43,035	692,864
The Meet Group, Inc. (a)(c)	24,098	87,958
The Rubicon Project, Inc. (a)	121,827	286,293
The Trade Desk, Inc. - Class A (a)	3,339	285,585
TiVo Corp.	700	10,080
TTEC Holdings, Inc. (a)	15,236	537,831
Unisys Corp. (a)	5,060	60,973
Varonis Systems, Inc. (a)	1,486	115,388
VASCO Data Security International, Inc. (a)	4,031	87,271
Verint Systems, Inc. (a)	900	37,980
Virtusa Corp. (a)	18,330	889,922
Web.com Group, Inc. (a)	10,992	214,894
Workiva, Inc. (a)	10,242	266,292
XO Group, Inc. (a)	29,376	953,545
Yelp, Inc. (a)	6,800	291,380
Yext, Inc. (a)	1,600	24,624
Zendesk, Inc. (a)	2,700	150,903
Zix Corp. (a)	87,352	472,574

		50,459,396

Technology Hardware & Equipment - 6.0%
Acacia Communications, Inc. (a)(c)	6,803	220,009
ADTRAN, Inc.	14,163	197,574
Aerohive Networks, Inc. (a)	52,504	210,541
Agilysys, Inc. (a)	33,222	472,417
Anixter International, Inc. (a)	16,514	1,011,482
Applied Optoelectronics, Inc. (a)(c)	5,500	257,235
Avid Technology, Inc. (a)	40,775	207,952
AVX Corp.	100,579	1,537,853
Badger Meter, Inc.	12,842	561,838
Bel Fuse, Inc. - Class B	18,147	350,237
Belden, Inc.	3,144	173,737
Benchmark Electronics, Inc.	34,245	948,587
Black Box Corp.	3,704	8,890
CalAmp Corp. (a)	6,191	131,373
Calix, Inc. (a)	43,130	293,284
Ciena Corp. (a)	11,339	261,364
Cisco Systems, Inc.	9,933	424,238
Clearfield, Inc. (a)	2,069	22,345
Comtech Telecommunications Corp.	22,234	695,924
Control4 Corp. (a)	21,640	536,456

	SHARES	FAIR VALUE
Technology Hardware & Equipment - 6.0% (continued)
CPI Card Group, Inc. (c)	5,297	$14,090
Cray, Inc. (a)	6,296	156,770
CTS Corp. (a)	27,622	897,715
Daktronics, Inc.	73,336	587,421
Digi International, Inc. (a)	57,137	668,503
Eastman Kodak Co. (a)	2,106	10,741
Electro Scientific Industries, Inc. (a)	31,476	617,559
Electronics For Imaging, Inc. (a)	11,317	378,327
EMCORE Corp. (a)	27,068	138,047
ePlus, Inc. (a)	10,072	916,048
Extreme Networks, Inc. (a)	17,973	154,748
Fabrinet (a)(b)	6,151	216,085
FARO Technologies, Inc. (a)	3,900	209,235
Fitbit, Inc. (a)	29,888	162,292
II-VI, Inc. (a)(c)	4,482	196,984
Immersion Corp. (a)	700	10,619
Insight Enterprises, Inc. (a)	9,256	434,106
InterDigital, Inc.	8,106	639,158
Intevac, Inc. (a)	2,900	13,630
Iteris, Inc. (a)	9,100	46,683
Itron, Inc. (a)	4,289	244,902
KEMET Corp. (a)	2,348	46,913
Kimball Electronics, Inc. (a)	41,053	767,691
Knowles Corp. (a)	3,000	43,500
KVH Industries, Inc. (a)	38,730	427,967
Littelfuse, Inc.	1,321	286,723
Methode Electronics, Inc.	3,940	158,191
MTS Systems Corp.	2,885	151,174
Napco Security Technologies, Inc. (a)	1,100	13,035
NETGEAR, Inc. (a)	10,811	653,525
NetScout Systems, Inc. (a)	26,770	722,790
Novanta, Inc. (a)(b)	15,942	1,033,839
Oclaro, Inc. (a)	13,000	111,280
OSI Systems, Inc. (a)	200	13,716
Park Electrochemical Corp.	16,351	337,975
PC Connection, Inc.	27,872	824,732
PCM, Inc. (a)	6,600	80,520
Plantronics, Inc.	12,598	917,764
Plexus Corp. (a)	9,676	562,659
Pure Storage, Inc. - Class A	21,519	461,798
Quantenna Communications, Inc. (a)	13,849	221,584
Quantum Corp. (a)	20,373	61,526
Radisys Corp. (a)	83,499	62,098
Ribbon Communications, Inc. (a)	59,464	360,352
Rogers Corp. (a)	1,386	157,949
Sanmina Corp. (a)	7,005	201,744
ScanSource, Inc. (a)	11,323	443,295
Sierra Wireless, Inc. (a)(b)	1,075	17,630
Silicom Ltd. (a)(b)	671	26,592
SYNNEX Corp.	7,286	778,291
Systemax, Inc.	53,230	1,757,655
TTM Technologies, Inc. (a)	44,684	805,653
VeriFone Systems, Inc. (a)	3,300	75,042
Vishay Intertechnology, Inc. (a)	62,804	1,331,445
Vishay Precision Group, Inc.	20,662	775,858
Western Digital Corp.	19,267	1,608,987

		31,538,492

The accompanying Notes to the Financial Statements are an integral part of these Financial Statements.	(Continued)

Elements Portfolios	Annual Report	May 31, 2018

Schedule of Investments	as of May 31, 2018

ELEMENTS U.S. SMALL CAP PORTFOLIO

	SHARES	FAIR VALUE
Telecommunication Services - 0.4%
Boingo Wireless, Inc. (a)	2,731	$58,744
Consolidated Communications Holdings, Inc.	1	11
Frontier Communications Corp.	700	5,201
IDT Corp. - Class B	33,819	165,713
Ooma, Inc. (a)	7,615	90,238
Shenandoah Telecommunications Co.	100	3,190
Spok Holdings, Inc.	40,684	626,534
Vonage Holdings Corp. (a)	71,207	815,320

		1,764,951

Transportation - 1.3%
Arkansas Best Corp.	6,911	327,927
Costamare, Inc. (b)	200	1,458
Covenant Transportation Group, Inc. - Class A (a)	1,209	36,367
Daseke, Inc. (a)	300	2,856
Echo Global Logistics, Inc. (a)	10,841	301,380
Forward Air Corp.	17,142	1,016,863
Hawaiian Holdings, Inc.	13,098	484,626
Heartland Express, Inc.	8,420	157,286
Hub Group, Inc. - Class A (a)	11,231	560,988
Knight-Swift Transportation Holdings, Inc.	25,906	1,053,856
Marten Transport Ltd.	30,513	695,696
Park-Ohio Holdings Corp.	2,548	100,519
Radiant Logistics, Inc. (a)	126,097	510,693
Roadrunner Transportation Systems, Inc. (a)	50,815	91,975
Saia, Inc. (a)	2,134	175,842
Schneider National, Inc.	10,100	297,748
Universal Logistics Holdings, Inc.	5,188	129,181
Werner Enterprises, Inc.	14,069	551,505
YRC Worldwide, Inc. (a)	3,650	39,128

		6,535,894

Utilities - 0.7%
ALLETE, Inc.	6,923	531,825
American States Water Co.	6,190	348,373
Artesian Resources Corp.	1,558	60,762
Atlantic Power Corp. (a)(b)	57	117
Black Hills Corp.	100	5,816
California Water Service Group	128	5,152
Consolidated Water Co., Ltd. (b)	23,190	304,949
Duke Energy Corp.	20,046	1,546,749
Genie Energy Ltd. - Class B	14,936	83,343
MGE Energy, Inc.	2,029	121,030
NRG Yield, Inc. - Class A	15,720	274,628
NRG Yield, Inc. - Class C	10,125	177,188
Otter Tail Corp.	600	27,720
Portland General Electric Co.	861	36,730
Pure Cycle Corp. (a)	100	935
Spark Energy, Inc. - Class A (c)	5,169	51,690
The York Water Co.	1,064	34,846

		3,611,853

TOTAL COMMON STOCKS (Cost $430,486,037)		505,148,198

	SHARES	FAIR VALUE
REAL ESTATE INVESTMENT TRUSTS - 0.1%

Diversified Financials - 0.1%
Anworth Mortgage Asset Corp.	2,983	$15,124
Capstead Mortgage Corp.	117	1,071
Cherry Hill Mortgage Investment Corp.	100	1,798
Dynex Capital, Inc.	13,417	86,942
Exantas Capital Corp.	26,124	263,591
MTGE Investment Corp.	117	2,334
PennyMac Mortgage Investment Trust	6,800	127,296

		498,156

Real Estate (f) - 0.0%
Alexander & Baldwin, Inc.	1	21
Chesapeake Lodging Trust	38	1,225
CorePoint Lodging, Inc. (a)	5,578	155,557
Pebblebrook Hotel Trust	49	2,000
RLJ Lodging Trust	1	23
Xenia Hotels & Resorts, Inc.	11	277

		159,103

TOTAL REAL ESTATE INVESTMENT TRUSTS (Cost $506,200)		657,259

SHORT-TERM INVESTMENTS - 2.5%

Money Market Funds - 0.6%
Fidelity Institutional Money Market Funds - Government Portfolio - Institutional Class - 1.64% (g)	604,986	604,986
First American Government Obligations Fund - Class Z - 1.59% (g)	604,986	604,986
First American Treasury Obligations Fund - Class Z - 1.60% (g)	604,986	604,986
Morgan Stanley Institutional Liquidity Funds - Government Portfolio - Institutional Class - 1.66% (g)	604,986	604,986
Short-Term Investments Trust - Treasury Portfolio - Institutional Class - 1.64% (g)	604,986	604,986

		3,024,930

	PRINCIPAL AMOUNT	FAIR VALUE
U.S. Treasury Bills - 1.9%
1.704%, 06/28/2018 (h)	$10,000,000	9,987,062

TOTAL SHORT-TERM INVESTMENTS (Cost $13,011,992)		13,011,992

The accompanying Notes to the Financial Statements are an integral part of these Financial Statements.	(Continued)

Elements Portfolios	Annual Report	May 31, 2018

Schedule of Investments	as of May 31, 2018

ELEMENTS U.S. SMALL CAP PORTFOLIO

	SHARES	FAIR VALUE
INVESTMENTS PURCHASED WITH THE CASH PROCEEDS FROM SECURITIES LENDING - 4.0%
BlackRock Liquidity Funds FedFund Portfolio, 1.64% (g)	1,595,728	$1,595,728
Morgan Stanley Institutional Liquidity Funds - Prime Portfolio, 1.97% (g)	19,184,759	19,191,872

TOTAL INVESTMENTS PURCHASED WITH THE CASH PROCEEDS FROM SECURITIES LENDING (Cost $20,787,600)		20,787,600

TOTAL INVESTMENTS (Cost $464,791,829) - 102.8%		539,605,049

LIABILITIES IN EXCESS OF OTHER ASSETS - (2.8)%		(14,527,855)

TOTAL NET ASSETS - 100.0%		$525,077,194

Percentages are stated as a percent of net assets.

PLC - Public Limited Company

(a)	Non-income producing security.
(b)	Foreign issued security. Total foreign securities are $10,908,693, which represents 2.1% of net assets.
(c)	This security or a portion of this security was out on loan as of May 31, 2018. Total loaned securities had a market value of $20,296,203 as of May 31, 2018.
(d)	Value is determined using significant unobservable inputs.
(e)

Although security is restricted to resale, the Portfolio’s Adviser has determined this security to be liquid based upon procedures approved by the Board of Trustees. The aggregate value of these securities at May 31, 2018 was $7,719, which represents less than 0.01% of net assets.

(f)	Rounds to zero.
(g)	Rate shown is the 7-day effective yield.
(h)	Rate shown is the effective yield based on purchase price. The calculation assumes the security is held to maturity.

Open Futures Contracts

DESCRIPTION	NUMBER OF CONTRACTS PURCHASED	NOTIONAL VALUE	VALUE/ UNREALIZED APPRECIATION
FUTURES CONTRACTS PURCHASED
Russell 2000 Mini Index, June 2018 Settlement	906	$74,029,260	$933,671

TOTAL FUTURES CONTRACTS PURCHASED		$74,029,260	$933,671

Total Return Swaps

COUNTERPARTY (a)	REFERENCE ENTITY	PAY/RECEIVE TOTAL RETURN ON REFERENCE ENTITY	BASE FINANCING RATE (b)	TERMINATION DATE	PAYMENT FREQUENCY	NOTIONAL VALUE	NUMBER OF UNITS	UNREALIZED APPRECIATION (DEPRECIATION)
A	Alphabet, Inc. — Class A	Pay	1-Month LIBOR USD	6/4/2018	Term	$1,807,100	1,752	$(116,584)
A	Alphabet, Inc. — Class A	Pay	1-Month LIBOR USD	6/13/2018	Term	3,810,924	3,600	(143,881)
A	Amazon.com, Inc.	Pay	1-Month LIBOR USD	6/4/2018	Term	1,401,205	891	(48,061)
A	Amazon.com, Inc.	Pay	1-Month LIBOR USD	6/13/2018	Term	5,095,648	3,200	(112,189)
A	Berkshire Hathaway, Inc. — Class B	Pay	1-Month LIBOR USD	6/4/2018	Term	1,318,680	6,686	40,676
A	Best Buy Co., Inc.	Pay	1-Month LIBOR USD	6/4/2018	Term	1,079,485	14,012	125,266
B	Biogen, Inc.	Pay	1-Month LIBOR USD	7/25/2018	Term	273,043	1,053	(35,837)
A	Broadcom, Inc.	Pay	1-Month LIBOR USD	6/4/2018	Term	1,585,697	6,812	(128,318)
B	Broadcom, Inc.	Pay	1-Month LIBOR USD	7/25/2018	Term	438,419	1,878	(33,908)
B	Cisco Systems, Inc.	Pay	1-Month LIBOR USD	7/25/2018	Term	439,535	9,933	16,360
A	Citigroup, Inc.	Pay	1-Month LIBOR USD	6/4/2018	Term	870,309	12,615	26,671
A	Dell Technologies, Inc. — Class V	Pay	1-Month LIBOR USD	6/4/2018	Term	1,582,898	21,797	(172,168)
A	Duke Energy Corp.	Pay	1-Month LIBOR USD	6/4/2018	Term	1,613,703	20,046	52,252
A	Express Scripts Holding Co.	Pay	1-Month LIBOR USD	6/4/2018	Term	1,652,912	21,408	33,187
A	Exxon Mobil Corp.	Pay	1-Month LIBOR USD	6/13/2018	Term	3,592,140	46,000	(177,723)
A	Facebook, Inc. — Class A	Pay	1-Month LIBOR USD	6/4/2018	Term	1,858,107	10,704	(191,091)

The accompanying Notes to the Financial Statements are an integral part of these Financial Statements.	(Continued)

Elements Portfolios	Annual Report	May 31, 2018

Schedule of Investments	as of May 31, 2018

ELEMENTS U.S. SMALL CAP PORTFOLIO

COUNTERPARTY (a)	REFERENCE ENTITY	PAY/RECEIVE TOTAL RETURN ON REFERENCE ENTITY	BASE FINANCING RATE (b)	TERMINATION DATE	PAYMENT FREQUENCY	NOTIONAL VALUE	NUMBER OF UNITS	UNREALIZED APPRECIATION (DEPRECIATION)
B	General Motors Co.	Pay	1-Month LIBOR USD	7/25/2018	Term	$942,250	25,000	$(122,972)
A	Gilead Sciences, Inc.	Pay	1-Month LIBOR USD	6/4/2018	Term	1,724,926	23,354	154,223
B	Gilead Sciences, Inc.	Pay	1-Month LIBOR USD	7/25/2018	Term	439,693	5,941	40,333
A	Home Depot, Inc.	Pay	1-Month LIBOR USD	6/13/2018	Term	3,700,801	20,000	(45,755)
B	Ingersoll-Rand PLC	Pay	1-Month LIBOR USD	7/25/2018	Term	146,121	1,755	(7,158)
A	Intel Corp.	Pay	1-Month LIBOR USD	6/13/2018	Term	4,783,796	89,200	(133,522)
A	International Business Machines Corp.	Pay	1-Month LIBOR USD	6/4/2018	Term	2,765,250	18,878	73,341
A	JP Morgan Chase & Co.	Pay	1-Month LIBOR USD	6/4/2018	Term	1,432,155	13,091	34,074
A	Kohl’s Corp.	Pay	1-Month LIBOR USD	6/4/2018	Term	606,533	9,731	(41,831)
A	L3 Technologies, Inc.	Pay	1-Month LIBOR USD	6/4/2018	Term	1,190,311	6,033	(8,725)
B	McDonald’s Corp.	Pay	1-Month LIBOR USD	7/25/2018	Term	438,017	2,755	(1,751)
B	MGM Resorts International	Pay	1-Month LIBOR USD	7/25/2018	Term	439,249	12,144	58,382
B	Micron Technology, Inc.	Pay	1-Month LIBOR USD	7/25/2018	Term	437,013	8,915	(75,345)
A	Monsanto Co.	Pay	1-Month LIBOR USD	6/4/2018	Term	2,239,378	17,905	(38,436)
B	Norwegian Cruise Line Holdings Ltd.	Pay	1-Month LIBOR USD	7/25/2018	Term	597,578	10,530	47,882
A	Proctor & Gamble Co.	Pay	1-Month LIBOR USD	6/4/2018	Term	4,392,700	60,331	(13,173)
A	Regeneron Pharmeceuticals, Inc.	Pay	1-Month LIBOR USD	6/4/2018	Term	857,757	2,740	36,549
A	Rockwell Collins, Inc.	Pay	1-Month LIBOR USD	6/4/2018	Term	1,242,486	9,342	(42,798)
B	Royal Caribbean Cruises, Ltd.	Pay	1-Month LIBOR USD	7/25/2018	Term	439,096	3,668	55,091
A	Western Digital Corp.	Pay	1-Month LIBOR USD	6/4/2018	Term	1,558,315	19,267	(47,640)

						$58,793,230		$(944,579)

(a)	See Note 2.
(b)	The swaps accrue financing fees according to the relevant base financing rate, which resets periodically, plus a fixed spread.

The accompanying Notes to the Financial Statements are an integral part of these Financial Statements.

Elements Portfolios	Annual Report	May 31, 2018

Schedule of Investments	as of May 31, 2018

ELEMENTS INTERNATIONAL PORTFOLIO

	SHARES	FAIR VALUE
COMMON STOCKS - 92.4%

Australia - 3.0%
AGL Energy Ltd.	34,865	$582,705
Aristocrat Leisure Ltd.	21,235	482,413
Australia & New Zealand Banking Group Ltd.	83,776	1,723,911
BHP Billiton Ltd.	29,275	725,947
Caltex Australia Ltd.	26,724	594,581
CIMIC Group Ltd.	28,084	875,455
Coca-Cola Amatil Ltd.	93,713	629,332
Cochlear Ltd.	597	88,558
Flight Centre Travel Group Ltd.	25,779	1,201,308
Fortescue Metals Group Ltd.	154,666	548,573
Harvey Norman Holdings Ltd.	99,113	269,836
Macquarie Group Ltd.	1,976	170,850
Medibank Private Ltd.	407,998	904,050
Orica Ltd.	4,254	56,846
Origin Energy Ltd. (a)	29,685	215,514
Rio Tinto Ltd.	25,246	1,584,092
Sonic Healthcare Ltd.	5,689	101,363
South32 Ltd.	121,405	341,544
Tabcorp Holdings Ltd.	70,209	232,028
Telstra Corp., Ltd.	210,971	446,733
TPG Telecom Ltd.	38,987	164,226
Wesfarmers Ltd.	78,759	2,713,630
Woolworths Ltd.	136,206	2,931,554

		17,585,049

Austria - 0.6%
Andritz AG	17,841	890,590
Erste Group Bank AG	21,873	912,355
OMV AG	22,050	1,268,249
Raiffeisen Bank International AG (a)	14,706	465,730
voestalpine AG	2,851	153,182

		3,690,106

Belgium - 1.0%
Ageas N.V.	6,205	314,820
KBC Group N.V.	31,698	2,453,130
Proximus SADP	16,656	446,094
Solvay S.A. - Class A	11,816	1,588,543
UCB S.A.	5,867	462,968
Umicore S.A.	16,546	936,201

		6,201,756

Bermuda - 0.1%
Norwegian Cruise Line Holdings Ltd. (a)	10,530	551,140

Canada - 5.0%
Alimentation Couche-Tard, Inc. - Class B	9,142	381,727
BlackBerry Ltd. (a)	14,000	165,741
CAE, Inc.	3,500	73,720
Canadian Imperial Bank of Commerce	500	43,653
Canadian National Railway Co.	500	41,744
Canadian Tire Corp. Ltd. - Class A	8,300	1,056,736
Cenovus Energy, Inc.	38,700	408,311
CGI Group, Inc. - Class A (a)	24,051	1,478,563
CI Financial Corp.	4,100	79,496
Dollarama, Inc.	300	34,625
Empire Co., Ltd. - Class A	88,787	1,709,181

	SHARES	FAIR VALUE
Canada - 5.0% (continued)
Finning International, Inc.	24,300	$604,408
George Weston Ltd.	21,448	1,741,017
Gildan Activewear, Inc.	18,800	544,455
Great-West Lifeco, Inc.	52,200	1,324,928
Husky Energy, Inc.	1,400	20,202
Imperial Oil Ltd.	11,581	378,888
Industrial Alliance Insurance & Financial Services, Inc.	8,662	354,069
Intact Financial Corp.	1,500	113,431
Linamar Corp.	19,600	981,360
Loblaw Cos., Ltd.	40,882	2,114,097
Lundin Mining Corp.	9,700	60,821
Magna International, Inc.	33,600	2,154,484
Manulife Financial Corp.	63,533	1,198,532
Methanex Corp.	3,300	225,447
Metro, Inc. (a)	3,831	126,400
National Bank of Canada	5,300	253,514
Nutrien Ltd.	2,453	124,126
Onex Corp.	3,300	236,874
Power Corp of Canada	11,300	263,283
Power Financial Corp.	42,252	1,052,878
Royal Bank of Canada	44,700	3,378,529
Saputo, Inc.	20,000	695,048
Shopify, Inc. (a)	200	29,667
SNC-Lavalin Group, Inc.	100	4,362
Sun Life Financial, Inc.	29,748	1,229,520
Teck Resources Ltd. - Class B	31,000	840,868
The Bank of Nova Scotia	3,879	234,068
Toronto-Dominion Bank	48,600	2,837,436
Valeant Pharmaceuticals International, Inc. (a)	1,900	41,807
West Fraser Timber Co., Ltd.	15,300	1,111,923

		29,749,939

Cayman Islands - 0.4%
Sands China Ltd.	100,000	598,608
WH Group Ltd. (b) (Cost: $1,592,796; Original Acquisition Date: 05/25/2017)	1,721,500	1,766,890

		2,365,498

Curacao - 1.5%
Schlumberger Ltd.	128,533	8,826,361

Denmark - 2.0%
A.P. Moller - Maersk - Class A	32	44,984
A.P. Moller - Maersk - Class B	32	47,890
Carlsberg A/S - Class B	15,024	1,670,736
Chr Hansen Holding A/S	579	55,602
Coloplast A/S - Class B	5,712	542,970
Danske Bank A/S	364	12,086
DSV A/S	22,720	1,889,215
H. Lundbeck A/S	8,697	613,482
ISS A/S	55,315	1,890,562
Novo Nordisk A/S - Class B	62,326	2,960,819
Novozymes A/S	3,796	193,537
Pandora A/S	10,439	821,786
TDC A/S (a)	88,832	699,868
Tryg A/S	7,094	163,460
Vestas Wind Systems A/S	5,292	347,029

The accompanying Notes to the Financial Statements are an integral part of these Financial Statements.	(Continued)

Elements Portfolios	Annual Report	May 31, 2018

Schedule of Investments	as of May 31, 2018

ELEMENTS INTERNATIONAL PORTFOLIO

	SHARES	FAIR VALUE
Denmark - 2.0% (continued)
William Demant Holding A/S (a)	8,278	$301,389

		12,255,415

Finland - 1.4%
Kone OYJ - Class B	30,247	1,497,499
Neste OYJ	23,914	1,946,332
Nokian Renkaat OYJ	4,527	175,756
Orion OYJ - Class B	19,893	588,139
Stora Enso OYJ	91,639	1,875,311
UPM-Kymmene OYJ	54,170	1,989,104
Wartsila OYJ Abp	10,159	214,783

		8,286,924

Germany - 6.9%
adidas AG	6,298	1,425,407
Allianz SE	9,850	2,031,030
Axel Springer SE	4,800	348,468
BASF SE	35,033	3,450,468
Bayer AG	19,940	2,374,431
Beiersdorf AG	10,696	1,228,652
Brenntag AG	22,751	1,312,292
Commerzbank AG (a)	113,024	1,155,213
Continental AG	12,950	3,286,702
Covestro AG (b) (Cost: $2,202,498; Original Acquisition Date: 05/19/2017)	28,116	2,561,797
Deutsche Bank AG	1,694	18,134
Deutsche Boerse AG	1,014	135,611
Deutsche Lufthansa AG	30,234	821,768
Deutsche Post AG	47,985	1,821,455
Deutsche Telekom AG	32,076	495,727
Drillisch AG	5,300	366,799
E.ON SE	11	117
Evonik Industries AG	9,690	339,614
Fresenius Medical Care AG & Co.	9,235	922,204
Fresenius SE & Co.	28	2,153
GEA Group AG	2	74
HeidelbergCement AG	13,500	1,196,282
Henkel AG & Co.	22,657	2,554,673
Hochtief AG	13,148	2,416,256
Hugo Boss AG	13,529	1,215,934
Infineon Technologies AG	2,100	57,668
Innogy SE (b) (Cost: $257,861; Original Acquisition Date: 05/30/2017)	6,229	262,952
Lanxess AG	2,300	181,978
Man SE	3,248	353,506
Merck KGaA	20,724	2,116,009
Metro AG	52,119	701,906
OSRAM Licht AG	198	11,685
ProSiebenSat.1 Media SE	20,037	589,585
SAP SE	12,458	1,403,091
Siemens AG	7,302	951,804
Telefonica Deutschland Holding AG	118,723	501,873
Uniper SE	46,831	1,485,299
Volkswagen AG	1,772	329,583
Zalando SE (a)(b) (Cost: $253,702; Original Acquisition Date: 05/19/2017)	4,968	264,546

		40,692,746

	SHARES	FAIR VALUE
Hong Kong - 1.6%
BOC Hong Kong Holdings Ltd.	324,500	$1,632,181
CK Asset Holdings Ltd.	48,500	405,032
CLP Holdings Ltd.	58,500	614,596
First Pacific Co., Ltd.	2,000	1,010
Galaxy Entertainment Group Ltd.	63,000	554,640
Hang Lung Group Ltd.	7,000	21,688
Hang Seng Bank Ltd.	9,400	235,264
HK Electric Investments Ltd. (b) (Cost: $281,125; Original Acquisition Date: 05/23/2017)	306,000	295,731
HKT Trust & HKT Ltd.	283,000	355,410
Hong Kong & China Gas Co., Ltd.	44,000	95,145
I-CABLE Communications Ltd. (a)	9,655	204
Kerry Properties Ltd.	48,000	256,732
Li & Fung Ltd.	2,570,000	999,401
Minth Group Ltd.	2,000	9,205
NWS Holdings Ltd.	68,000	126,581
PCCW Ltd.	109,000	64,206
SJM Holdings Ltd.	792,000	1,137,026
Swire Pacific Ltd.	33,500	345,541
Techtronic Industries Co., Ltd.	119,500	716,860
The Wharf Holdings Ltd.	122,000	394,316
Wheelock & Co., Ltd.	49,000	369,224
Yue Yuen Industrial Holdings Ltd.	201,500	623,008

		9,253,001

Ireland - 0.0% (c)
Ingersoll-Rand PLC	1,755	153,633

Israel - 0.3%
Bank Hapoalim B.M.	75,959	524,399
Bezeq The Israeli Telecommunication Corp. Ltd.	334,083	408,613
Check Point Software Technologies Ltd. (a)	4,022	391,582
Frutarom Industries Ltd.	700	68,532
Israel Chemicals Ltd.	50,400	233,708
Nice Ltd. (a)	1,500	157,416
Taro Pharmaceutical Industries Ltd. (a)(d)	507	60,318

		1,844,568

Italy - 0.6%
EXOR N.V.	16,927	1,226,881
Intesa Sanpaolo S.p.A.	33,533	100,944
Leonardo S.p.A.	34,530	352,162
Luxottica Group S.p.A.	8,063	502,217
Poste Italiane S.p.A. (b) (Cost: $513,144; Original Acquisition Date: 05/19/2017)	70,474	603,404
Prysmian S.p.A.	27,525	765,835
Snam S.p.A.	1	4

		3,551,447

Japan - 29.4%
ABC-Mart, Inc.	9,900	609,735
Aeon Co., Ltd.	72,300	1,434,901
Air Water, Inc.	39,000	759,314
Aisin Seiki Co., Ltd.	19,600	987,342
Ajinomoto Co., Inc.	12,500	238,946
Alfresa Holdings Corp.	59,500	1,505,754

The accompanying Notes to the Financial Statements are an integral part of these Financial Statements.	(Continued)

Elements Portfolios	Annual Report	May 31, 2018

Schedule of Investments	as of May 31, 2018

ELEMENTS INTERNATIONAL PORTFOLIO

	SHARES	FAIR VALUE
Japan - 29.4% (continued)
Alps Electric Co., Ltd.	19,700	$467,939
Amada Holdings Co., Ltd.	61,500	669,357
ANA Holdings, Inc.	8,000	322,250
Aozora Bank Ltd.	9,800	388,270
Asahi Glass Co., Ltd.	4,000	163,993
Asahi Group Holdings Ltd.	5,000	261,801
Asahi Kasei Corp.	119,000	1,635,929
Asics Corp.	47,700	796,279
Astellas Pharma, Inc.	121,800	1,863,640
Bandai Namco Holdings, Inc.	27,400	1,166,172
Benesse Holdings, Inc.	20,400	742,602
Bridgestone Corp.	43,400	1,741,426
Brother Industries Ltd.	51,700	1,083,568
Calbee, Inc.	8,100	295,601
Canon, Inc.	85,700	2,925,861
Casio Computer Co., Ltd.	47,700	730,068
Chiba Bank Ltd.	10,000	77,217
Chugai Pharmaceutical Co., Ltd.	6,800	384,428
Coca-Cola Bottlers Japan, Inc.	22,100	931,457
Dai Nippon Printing Co., Ltd.	41,200	886,983
Daicel Corp.	38,200	432,618
Dai-ichi Life Holdings, Inc.	1,900	35,464
Daiichi Sankyo Co., Ltd.	31,100	999,168
Daikin Industries Ltd.	7,000	809,487
Daito Trust Construction Co., Ltd.	7,500	1,225,123
Daiwa House Industry Co., Ltd.	8,500	308,402
DeNA Co., Ltd.	34,400	662,165
Denso Corp.	39,400	1,915,944
Disco Corp.	900	170,014
Don Quijote Holdings Co., Ltd.	300	15,995
Eisai Co., Ltd.	200	14,482
FamilyMart UNY Holdings Co., Ltd.	4,500	467,436
FANUC Corp.	600	128,345
Fast Retailing Co., Ltd.	2,700	1,184,639
Fuji Electric Co., Ltd.	73,000	521,405
Fujifilm Holdings Corp.	38,000	1,460,826
Fujitsu Ltd.	222,000	1,360,550
Hakuhodo DY Holdings, Inc.	81,600	1,239,171
Hamamatsu Photonics KK	3,400	147,677
Hikari Tsushin, Inc.	4,700	835,575
Hino Motors Ltd.	48,500	544,363
Hirose Electric Co., Ltd.	1,470	191,478
Hisamitsu Pharmaceutical Co., Inc.	9,400	782,865
Hitachi Chemical Co., Ltd.	35,400	763,418
Hitachi Construction Machinery Co., Ltd.	20,800	768,635
Hitachi High-Technologies Corp.	24,600	1,122,756
Hitachi Ltd.	302,000	2,211,456
Hitachi Metals Ltd.	19,000	209,238
Honda Motor Co., Ltd.	18,500	586,197
Hoshizaki Corp.	5,900	592,793
Hoya Corp.	5,100	303,464
Idemitsu Kosan Co., Ltd.	9,800	329,264
IHI Corp.	7,000	263,501
Iida Group Holdings Co., Ltd.	54,900	1,049,199
Isetan Mitsukoshi Holdings Ltd.	72,300	893,241
Isuzu Motors Ltd.	38,100	510,989
Itochu Corp.	62,600	1,177,365

	SHARES	FAIR VALUE
Japan - 29.4% (continued)
J. Front Retailing Co., Ltd.	37,300	$588,036
Japan Airlines Co., Ltd.	23,600	915,060
Japan Airport Terminal Co., Ltd.	7,100	327,637
Japan Tobacco, Inc.	31,600	852,853
JFE Holdings, Inc.	19,500	403,677
JSR Corp.	38,500	751,703
JTEKT Corp.	16,700	243,626
JXTG Holdings, Inc.	55,600	359,252
Kajima Corp.	85,000	693,846
Kamigumi Co., Ltd.	37,700	825,494
Kaneka Corp.	88,000	906,007
Kansai Electric Power Co., Inc.	1,400	20,153
Kansai Paint Co., Ltd.	12,600	270,567
Kao Corp.	11,600	900,190
Kawasaki Heavy Industries Ltd.	11,500	349,382
KDDI Corp.	100,300	2,715,757
Keyence Corp.	500	307,165
Kikkoman Corp.	18,900	893,009
Kirin Holdings Co., Ltd.	71,100	2,022,839
Kobe Steel Ltd.	2,100	21,099
Koito Manufacturing Co., Ltd.	15,300	1,126,562
Komatsu Ltd.	26,300	867,198
Konami Holdings Corp.	4,200	197,288
Konica Minolta, Inc.	98,200	897,282
Kose Corp.	2,300	500,446
Kubota Corp.	27,800	468,423
Kuraray Co., Ltd.	44,600	683,852
Kurita Water Industries Ltd.	29,400	845,907
Kyocera Corp.	14,700	872,392
Kyowa Hakko Kirin Co., Ltd.	15,000	307,211
Kyushu Railway Co.	1,500	47,778
Lawson, Inc.	12,600	821,198
Lion Corp.	32,800	600,914
LIXIL Group Corp.	37,400	827,177
M3, Inc.	6,600	276,352
Mabuchi Motor Co., Ltd.	7,200	334,237
Makita Corp.	8,600	384,207
Marubeni Corp.	137,100	1,069,225
Maruichi Steel Tube Ltd.	7,900	261,796
Mazda Motor Corp.	73,700	928,152
McDonald’s Holdings Co. Japan Ltd.	1,600	80,599
Mebuki Financial Group, Inc.	11,600	42,226
Medipal Holdings Corp.	58,400	1,348,002
MEIJI Holdings Co., Ltd.	7,200	613,540
Minebea Mitsumi, Inc.	23,900	454,338
MISUMI Group, Inc.	30,900	894,747
Mitsubishi Chemical Holdings Corp.	144,000	1,334,302
Mitsubishi Corp.	40,700	1,133,995
Mitsubishi Electric Corp.	97,800	1,388,987
Mitsubishi Gas Chemical Co., Inc.	35,000	894,747
Mitsubishi Heavy Industries Ltd.	10,200	386,303
Mitsubishi Motors Corp.	109,700	830,931
Mitsubishi Tanabe Pharma Corp.	28,900	518,040
Mitsubishi UFJ Financial Group, Inc.	278,800	1,680,719
Mitsui & Co., Ltd.	17,700	311,908
Mitsui Chemicals, Inc.	11,100	321,414
Mitsui OSK Lines Ltd.	7,600	201,065

The accompanying Notes to the Financial Statements are an integral part of these Financial Statements.	(Continued)

Elements Portfolios	Annual Report	May 31, 2018

Schedule of Investments	as of May 31, 2018

ELEMENTS INTERNATIONAL PORTFOLIO

	SHARES	FAIR VALUE
Japan - 29.4% (continued)
Mizuho Financial Group, Inc.	864,300	$1,507,172
Murata Manufacturing Co., Ltd.	500	74,390
Nabtesco Corp.	13,200	431,971
NEC Corp.	14,100	397,913
Nexon Co., Ltd. (a)	22,400	370,845
NGK Spark Plug Co., Ltd.	11,200	306,807
NH Foods Ltd.	22,200	913,223
Nikon Corp.	60,000	973,480
Nintendo Co., Ltd.	200	82,732
Nippon Electric Glass Co., Ltd.	2,000	54,272
Nippon Express Co., Ltd.	9,200	692,632
Nippon Paint Holdings Co., Ltd.	8,600	360,096
Nippon Steel & Sumitomo Metal Corp.	14,300	300,039
Nippon Telegraph & Telephone Corp.	87,100	4,088,179
Nissan Chemical Industries Ltd.	6,900	324,751
Nissan Motor Co., Ltd.	41,100	408,223
Nisshin Seifun Group, Inc.	52,700	1,114,216
Nissin Foods Holdings Co., Ltd.	12,800	953,073
Nitori Holdings Co., Ltd.	800	137,629
Nitto Denko Corp.	13,900	1,093,626
NOK Corp.	43,800	823,779
Nomura Holdings, Inc.	5,000	25,927
Nomura Research Institute Ltd.	12,300	619,608
NSK Ltd.	69,900	796,122
NTT Data Corp.	37,600	420,639
NTT DOCOMO, Inc.	151,500	3,924,503
Obayashi Corp.	39,100	395,008
Obic Co., Ltd.	500	43,296
Oji Holdings Corp.	79,000	519,235
Olympus Corp.	7,100	251,928
Omron Corp.	23,700	1,248,343
Ono Pharmaceutical Co., Ltd.	2,500	62,037
Oracle Corp. (a)	4,000	304,821
Oriental Land Co., Ltd.	800	81,997
Osaka Gas Co., Ltd.	46,200	1,008,429
Otsuka Corp.	28,200	1,165,225
Otsuka Holdings Co., Ltd.	4,500	224,162
Panasonic Corp.	104,200	1,426,722
Park24 Co., Ltd.	4,100	110,730
Pola Orbis Holdings, Inc.	18,700	926,534
Rakuten, Inc.	37,700	253,540
Recruit Holdings Co., Ltd.	46,400	1,292,384
Resona Holdings, Inc.	76,400	426,228
Ricoh Co., Ltd.	28,500	258,317
Rinnai Corp.	8,500	812,612
Rohm Co., Ltd.	3,700	343,181
Ryohin Keikaku Co., Ltd.	2,400	816,289
Sankyo Co., Ltd.	2,600	103,130
Santen Pharmaceutical Co., Ltd.	15,000	261,571
Secom Co., Ltd.	9,900	738,871
Sega Sammy Holdings, Inc.	56,100	992,199
Seiko Epson Corp.	6,100	107,045
Sekisui Chemical Co., Ltd.	68,100	1,119,298
Sekisui House Ltd.	16,900	301,694
Seven & i Holdings Co., Ltd.	54,500	2,415,264
Shimadzu Corp.	23,600	651,910
Shimamura Co., Ltd.	10,300	1,052,866

	SHARES	FAIR VALUE
Japan - 29.4% (continued)
Shimano, Inc.	3,100	$438,562
Shimizu Corp.	58,000	567,817
Shin-Etsu Chemical Co., Ltd.	7,300	730,772
Shinsei Bank Ltd.	12,500	197,638
Shionogi & Co., Ltd.	8,700	456,973
Shiseido Co., Ltd.	9,700	769,152
Shizuoka Bank Ltd.	73,300	708,170
Showa Shell Sekiyu KK	62,000	825,261
SMC Corp.	800	304,674
Sohgo Security Services Co., Ltd.	3,000	137,473
Sompo Holdings, Inc.	13,000	565,482
Sony Corp.	22,800	1,081,473
Sony Financial Holdings, Inc.	15,000	275,911
Stanley Electric Co., Ltd.	22,900	782,033
Start Today Co., Ltd.	12,300	427,959
Subaru Corp.	52,200	1,597,886
Sumitomo Chemical Co., Ltd.	57,000	345,296
Sumitomo Corp.	51,800	870,198
Sumitomo Dainippon Pharma Co., Ltd.	49,600	1,031,804
Sumitomo Electric Industries Ltd.	38,800	586,539
Sumitomo Heavy Industries Ltd.	20,600	729,053
Sumitomo Metal Mining Co., Ltd.	3,500	134,035
Sumitomo Mitsui Financial Group, Inc.	18,800	778,199
Sumitomo Mitsui Trust Holdings, Inc.	17,000	709,785
Sumitomo Rubber Industries Ltd.	50,800	852,231
Sundrug Co., Ltd.	23,000	1,046,560
Suntory Beverage & Food Ltd.	22,400	996,608
Suzuken Co., Ltd.	29,700	1,332,316
Suzuki Motor Corp.	37,600	2,164,372
Sysmex Corp.	4,800	432,854
Taiheiyo Cement Corp.	6,600	244,501
Taisei Corp.	12,000	660,753
Taisho Pharmaceutical Holdings Co., Ltd.	4,700	499,876
Taiyo Nippon Sanso Corp.	18,800	278,928
Takashimaya Co., Ltd.	109,000	910,796
Teijin Ltd.	20,000	388,289
Temp Holdings Co., Ltd.	9,100	195,158
Terumo Corp.	100	5,938
The Bank of Kyoto, Ltd.	100	5,240
THK Co., Ltd.	17,400	619,001
Toho Co., Ltd.	15,800	549,009
Toho Gas Co., Ltd.	15,000	473,641
Tokyo Electron Ltd.	3,400	637,588
Tokyo Gas Co., Ltd.	16,000	436,090
Toppan Printing Co., Ltd.	89,000	726,497
Toray Industries, Inc.	17,200	140,860
Toshiba Corp. (a)	76,000	213,779
Tosoh Corp.	35,000	614,515
TOTO Ltd.	16,500	864,549
Toyo Seikan Group Holdings Ltd.	41,800	702,014
Toyo Suisan Kaisha Ltd.	15,300	546,403
Toyoda Gosei Co., Ltd.	23,600	622,406
Toyota Industries Corp.	1,900	111,081
Toyota Motor Corp.	35,000	2,226,732
Toyota Tsusho Corp.	21,600	746,574
Trend Micro, Inc.	7,700	437,432
Tsuruha Holdings, Inc.	9,000	1,339,431

The accompanying Notes to the Financial Statements are an integral part of these Financial Statements.	(Continued)

Elements Portfolios	Annual Report	May 31, 2018

Schedule of Investments	as of May 31, 2018

ELEMENTS INTERNATIONAL PORTFOLIO

	SHARES	FAIR VALUE
Japan - 29.4% (continued)
Unicharm Corp.	31,900	$991,441
USS Co., Ltd.	3,600	68,204
Yakult Honsha Co., Ltd.	4,600	302,762
Yamada Denki Co., Ltd.	189,500	982,470
Yamaguchi Financial Group, Inc.	1,000	12,070
Yamaha Corp.	8,900	464,696
Yamaha Motor Co., Ltd.	31,900	923,703
Yamato Holdings Co., Ltd.	12,700	364,708
Yamazaki Baking Co., Ltd.	57,900	1,256,092
Yaskawa Electric Corp.	13,900	562,210
Yokogawa Electric Corp.	46,700	853,852
Yokohama Rubber Co., Ltd.	13,000	283,219

		173,476,660

Liberia - 0.1%
Royal Caribbean Cruises Ltd.	3,668	385,067

Luxembourg - 0.4%
Millicom International Cellular S.A.	1,830	115,372
RTL Group S.A.	24,520	1,850,323
Tenaris S.A.	4,604	82,618

		2,048,313

Netherlands - 2.1%
ABN AMRO Group N.V. (b) (Cost: $180,578; Original Acquisition Date: 05/30/2017)	6,965	180,924
Aegon N.V.	97,086	604,489
AerCap Holdings N.V. (a)	3,200	176,992
Akzo Nobel N.V.	7,598	667,068
Altice N.V. - Class B (a)	1,534	5,409
ArcelorMittal USA	1,674	54,208
CNH Industrial N.V.	109,056	1,277,462
Heineken Holding N.V.	7,933	772,526
ING Groep N.V.	24	350
Koninklijke Ahold Delhaize N.V.	118,134	2,714,292
Koninklijke DSM N.V.	1,555	154,846
Koninklijke Philips N.V.	62,051	2,540,362
Randstad Holding N.V.	29,125	1,738,511
RELX N.V.	61,479	1,342,562
Wolters Kluwer N.V.	7,191	403,853

		12,633,854

Norway - 1.3%
DNB ASA	59,157	1,059,125
Marine Harvest ASA	49,965	999,581
Norsk Hydro ASA	194,577	1,220,818
Orkla ASA	46,846	422,505
Statoil ASA	51,913	1,365,915
Telenor ASA	134,552	2,771,547

		7,839,491

Portugal - 0.5%
EDP - Energias de Portugal S.A.	112,776	441,664
Galp Energia SGPS S.A.	77,987	1,449,151
Jeronimo Martins SGPS S.A.	76,571	1,203,975

		3,094,790

	SHARES	FAIR VALUE
Singapore - 0.8%
City Developments Ltd.	3,800	$31,817
ComfortDelGro Corp Ltd.	245,600	451,265
Genting Singapore PLC	1,430,100	1,345,876
Golden Agri-Resources Ltd.	163,100	38,374
Jardine Cycle & Carriage Ltd.	7,900	202,744
SATS Ltd.	95,100	366,521
Singapore Technologies Engineering Ltd.	148,000	384,688
Singapore Telecommunications Ltd.	373,200	914,289
United Overseas Bank Ltd.	8,300	174,450
Yangzijiang Shipbuilding Holdings Ltd.	698,300	503,312

		4,413,336

Spain - 2.8%
ACS Actividades de Construccion y Servicios, S.A.	57,160	2,372,868
Banco de Sabadell S.A.	734,771	1,235,212
Banco Santander S.A.	398,072	2,140,672
Bankinter S.A.	49,309	475,220
CaixaBank S.A.	40	170
Endesa S.A.	11,289	248,704
Ferrovial SA	49,300	1,004,558
Gas Natural SDG S.A.	6,896	169,216
Industria de Diseno Textil S.A.	56,433	1,781,921
International Consolidated Airlines Group S.A.	219,799	1,996,024
Mapfre S.A.	283,461	858,933
Repsol S.A.	143,157	2,728,752
Telefonica S.A.	187,331	1,652,779

		16,665,029

Sweden - 3.1%
Alfa Laval AB	23,999	599,220
Assa Abloy AB - Class B	6,993	150,341
Atlas Copco AB - Class A	40,911	1,623,618
Atlas Copco AB - Class B	57,574	2,082,537
Boliden AB	22,185	781,963
Electrolux AB - Class B	50,095	1,236,030
Essity AB	12,386	314,597
Getinge AB - B Shares	14,504	140,549
Hennes & Mauritz AB - Class B	112,596	1,696,517
Hexagon AB - Class B	873	49,168
Husqvarna AB - B Shares	70,706	694,946
ICA Gruppen AB	37,015	1,142,042
Industrivarden AB - Class C	17,253	362,311
L E Lundbergforetagen AB	6,816	220,113
Sandvik AB	45,875	795,872
Securitas AB - Class B	41,639	670,919
Skanska AB - Class B	46,409	854,339
SKF AB - Class B	39,081	758,878
Swedish Match AB	9,558	453,022
Tele2 AB	33,417	408,851
Telefonaktiebolaget LM Ericsson	198,832	1,442,017
Volvo AB - Class B	100,726	1,733,189

		18,211,039

Switzerland - 3.7%
Adecco Group AG	34,162	2,049,166
Aryzta AG (a)	1	15

The accompanying Notes to the Financial Statements are an integral part of these Financial Statements.	(Continued)

Elements Portfolios	Annual Report	May 31, 2018

Schedule of Investments	as of May 31, 2018

ELEMENTS INTERNATIONAL PORTFOLIO

	SHARES	FAIR VALUE
Switzerland - 3.7% (continued)
Barry Callebaut AG	589	$1,029,674
Chocoladefabriken, Lindt & Spruengli AG	32	204,708
Cie Financiere Richemont S.A.	14,293	1,310,095
Dufry AG	7,812	1,065,669
EMS-Chemie Holding AG	606	379,057
Geberit AG	53	22,897
Julius Baer Group Ltd.	1,353	78,934
Kuehne + Nagel International AG	6,735	1,015,443
Nestle S.A.	5,172	390,314
Pargesa Holding S.A.	5,913	516,848
Partners Group Holding AG	378	273,068
Roche Holding AG	27,400	5,867,259
Schindler Holding AG - REG	6,196	1,271,136
SGS S.A.	120	310,349
Sika AG	123	982,153
Sonova Holding AG	19	3,316
Straumann Holding AG	5	3,295
Swatch Group AG	22,021	1,956,106
Swatch Group AG - Class B	4,877	2,366,255
Swisscom AG	1,733	772,957

		21,868,714

United Kingdom - 0.2%
Coca-Cola European Partners Plc	28,514	1,082,677

United States - 23.6%
Adobe Systems, Inc. (a)	4,328	1,078,884
Affiliated Managers Group, Inc.	5,254	836,752
Aflac, Inc.	22,774	1,026,196
Allstate Corp.	9,621	899,371
Alphabet, Inc. - Class A (a)	4,384	4,822,400
Altice USA, Inc. (a)	3,713	62,608
Amazon.com, Inc. (a)	2,097	3,417,313
Apple, Inc.	22,634	4,229,616
Arrow Electronics, Inc. (a)	12,934	958,668
Berkshire Hathaway, Inc. (a)	15,289	2,928,302
Best Buy Co., Inc.	35,072	2,393,664
Biogen, Inc. (a)	1,053	309,540
Boeing Co.	2,849	1,003,304
Broadcom, Inc.	18,927	4,770,929
CA, Inc.	31,931	1,141,214
CBRE Group, Inc. (a)	25,060	1,157,522
Chevron Corp.	9,011	1,120,067
Church & Dwight Co., Inc.	16,168	759,088
Cisco Systems, Inc.	34,205	1,460,895
Citigroup, Inc.	31,565	2,105,070
Dell Technologies, Inc. - Class V (a)	54,556	4,400,487
Duke Energy Corp.	50,172	3,871,271
Electronic Arts, Inc. (a)	7,800	1,021,098
Exelixis, Inc. (a)	37,186	770,866
Express Scripts Holding Co. (a)	53,581	4,061,976
Exxon Mobil Corp.	11,364	923,211
Facebook, Inc. (a)	32,422	6,217,891
Fidelity National Financial, Inc.	28,698	1,060,678
FLIR Systems, Inc.	25,464	1,372,510
Fortune Brands Home & Security, Inc.	18,189	1,021,676
General Motors Co.	25,000	1,067,500
Gilead Sciences, Inc.	64,394	4,340,156

	SHARES	FAIR VALUE
United States - 23.6% (continued)
HP, Inc.	56,991	$1,255,512
Intel Corp.	22,528	1,243,546
International Business Machines Corp.	53,179	7,514,725
Johnson & Johnson	6,960	832,555
JPMorgan Chase & Co.	32,766	3,506,290
Kohl’s Corp.	24,355	1,625,696
L3 Technologies, Inc.	15,100	2,994,783
Lear Corp.	7,275	1,440,450
Leidos Holdings, Inc.	16,572	995,314
Lincoln National Corp.	14,551	964,586
LKQ Corp. (a)	30,719	975,943
ManpowerGroup, Inc.	9,296	836,640
McDonald’s Corp.	2,755	440,827
MGM Resorts International	12,144	381,929
Micron Technology, Inc. (a)	8,915	513,415
Microsoft Corp.	55,150	5,451,026
Monsanto Co.	44,814	5,711,992
Morgan Stanley	18,067	905,879
Oracle Corp.	19,892	929,354
PepsiCo., Inc.	9,134	915,684
Pfizer, Inc.	26,896	966,373
PG&E Corp.	21,200	918,596
Pinnacle West Capital Corp.	13,743	1,094,080
Procter & Gamble Co.	161,967	11,851,125
Regeneron Pharmaceuticals, Inc. (a)	6,850	2,057,192
Robert Half International, Inc.	22,231	1,415,670
Rockwell Collins, Inc.	23,381	3,215,121
Torchmark Corp.	13,338	1,131,463
Universal Health Services, Inc.	10,913	1,254,777
Walt Disney Co.	8,931	888,367
Waste Management, Inc.	50,659	4,190,006
Western Digital Corp.	48,223	4,027,103

		139,056,742

TOTAL COMMON STOCKS (Cost $526,268,871)		545,783,295

PREFERRED STOCKS - 0.0% (c)

Germany - 0.0% (c)
Henkel AG & Co.	18	2,223
Porsche Automobil Holding SE	600	44,246

TOTAL PREFERRED STOCKS (Cost $52,163)		46,469

REAL ESTATE INVESTMENT TRUSTS - 0.4%

United States - 0.4%
Park Hotels & Resorts, Inc.	34,760	1,119,967
Simon Property Group, Inc.	5,974	957,155

TOTAL REAL ESTATE INVESTMENT TRUSTS (Cost $1,985,794)		2,077,122

SHORT-TERM INVESTMENTS - 2.8%

Money Market Funds - 1.8%
Fidelity Institutional Money Market Funds - Government Portfolio - Institutional Class - 1.64% (e)	3,589,037	3,589,037

The accompanying Notes to the Financial Statements are an integral part of these Financial Statements.	(Continued)

Elements Portfolios	Annual Report	May 31, 2018

Schedule of Investments	as of May 31, 2018

ELEMENTS INTERNATIONAL PORTFOLIO

	SHARES	FAIR VALUE
Money Market Funds - 1.8% (continued)
Morgan Stanley Institutional Liquidity Funds - Government Portfolio - Institutional Class - 1.66% (e)	3,589,037	$3,589,037
Short-Term Investments Trust - Treasury Portfolio - Institutional Class - 1.64% (e)	3,589,037	3,589,037

		10,767,111

	PRINCIPAL AMOUNT	FAIR VALUE
U.S. Treasury Bills - 1.0%
1.727%, 07/05/2018 (f)	$6,000,000	5,990,100

TOTAL SHORT-TERM INVESTMENTS (Cost $16,757,265)		16,757,211

	SHARES	FAIR VALUE
INVESTMENTS PURCHASED WITH THE CASH PROCEEDS FROM SECURITIES LENDING - 0.1%
BlackRock Liquidity Funds FedFund Portfolio, 1.64% (e)	42,112	42,112
Morgan Stanley Institutional Liquidity Funds - Prime Portfolio, 1.97% (e)	364,868	364,868

TOTAL INVESTMENTS PURCHASED WITH THE CASH PROCEEDS FROM SECURITIES LENDING (Cost $406,980)		406,980

TOTAL INVESTMENTS (Cost $545,471,073) - 95.7%		565,071,077

OTHER ASSETS IN EXCESS OF LIABILITIES - 4.3%		25,413,441

TOTAL NET ASSETS - 100.0%		$590,484,518

Percentages are stated as a percent of net assets.

ADR - American Depository Receipt

PLC - Public Limited Company

(a)	Non-income producing security.
(b)

Although security is restricted as to resale, the Portfolio’s Adviser has determined this security to be liquid based upon procedures approved by the Board of Trustees. The aggregate value of these securities at May 31, 2018 was $5,936,244, which represents 1.0% of net assets.

(c)	Rounds to zero.
(d)	This security or a portion of this security was out on loan as of May 31, 2018. Total loaned securities had a market value of $404,498 as of May 31, 2018.
(e)	Rate shown is the 7-day effective yield.
(f)	Rate shown is the effective yield based on purchase price. The calculation assumes the security is held to maturity.

Open Futures Contracts

DESCRIPTION	NUMBER OF CONTRACTS PURCHASED	NOTIONAL AMOUNT	VALUE/ UNREALIZED DEPRECIATION
FUTURES CONTRACTS PURCHASED
Australian Dollar, June 2018 Settlement	65	$4,918,550	$(4,851)
British Pound, June 2018 Settlement	483	40,146,356	(2,183,973)
Euro FX, June 2018 Settlement	301	44,023,121	(2,794,065)
Mini MSCI EAFE Index, June 2018 Settlement	812	80,672,200	(1,199,912)

TOTAL FUTURES CONTRACTS PURCHASED		$169,760,227	$(6,182,801)

Securities Sold Short

DESCRIPTION	SHARES	FAIR VALUE
Securities Sold Short

Germany
Linde AG (a)	1,081	$223,871

TOTAL SECURITIES SOLD SHORT (Cost $224,275)		$223,871

(a)	Non-income producing security.

The accompanying Notes to the Financial Statements are an integral part of these Financial Statements.	(Continued)

Elements Portfolios	Annual Report	May 31, 2018

Schedule of Investments	as of May 31, 2018

ELEMENTS INTERNATIONAL PORTFOLIO

Total Return Swaps

COUNTERPARTY (a)	REFERENCE ENTITY	PAY/RECEIVE TOTAL RETURN ON REFERENCE ENTITY	BASE FINANCING RATE (b)	TERMINATION DATE	PAYMENT FREQUENCY	NOTIONAL VALUE	NUMBER OF UNITS	UNREALIZED APPRECIATION (DEPRECIATION)
A	Adobe Systems, Inc.	Pay	1-Month LIBOR USD	6/8/2018	Term	$978,344	4,328	$(99,028)
A	Affiliated Managers Group	Pay	1-Month LIBOR USD	6/13/2018	Term	857,873	5,254	20,714
A	Aflac, Inc.	Pay	1-Month LIBOR USD	6/8/2018	Term	1,012,304	22,774	(18,249)
A	AGL Energy, Ltd.	Receive	1-Month LIBOR AUD	6/1/2022	Term	8,072	371	96
B	Air Liquide S.A.	Receive	1-Month LIBOR EUR	6/1/2020	Term	273,559	2,474	(8,534)
B	Airbus SE	Receive	1-Month LIBOR EUR	6/1/2020	Term	466,555	6,359	186,466
A	Allstate Corp.	Pay	1-Month LIBOR USD	6/8/2018	Term	904,855	9,621	2,456
A	Alphabet, Inc. — Class A	Pay	1-Month LIBOR USD	6/4/2018	Term	4,521,877	4,384	(291,726)
A	Amazon.com, Inc.	Pay	1-Month LIBOR USD	6/4/2018	Term	2,226,830	1,416	(76,380)
A	Amazon.com, Inc.	Pay	1-Month LIBOR USD	6/8/2018	Term	1,070,583	681	(37,534)
B	Anglo American PLC	Receive	1-Month LIBOR GBP	6/1/2020	Term	659,411	62,114	663,027
A	Apple, Inc.	Pay	1-Month LIBOR USD	6/13/2018	Term	4,211,056	22,634	(29,342)
B	Arkema S.A.	Receive	1-Month LIBOR EUR	6/1/2020	Term	723,440	7,640	102,695
A	Arrow Electronics, Inc.	Pay	1-Month LIBOR USD	6/13/2018	Term	971,085	12,934	13,741
B	Ashtead Group PLC	Receive	1-Month LIBOR GBP	6/1/2020	Term	11,632	600	3,079
B	Associated British Foods PLC	Receive	1-Month LIBOR GBP	6/1/2020	Term	522,080	17,530	(74,884)
B	Atos SE	Receive	1-Month LIBOR EUR	6/1/2020	Term	601,602	4,742	(51,235)
B	Axa S.A.	Receive	1-Month LIBOR EUR	6/1/2020	Term	1,399,463	58,658	(103,155)
B	BAE Systems PLC	Receive	1-Month LIBOR GBP	6/1/2020	Term	18,851	3,156	2,387
B	Barratt Developments PLC	Receive	1-Month LIBOR GBP	6/1/2020	Term	808,867	133,264	(57,973)
B	Berkeley Group Holdings	Receive	1-Month LIBOR GBP	6/1/2020	Term	630,817	16,943	125,742
A	Berkshire Hathaway, Inc.	Pay	1-Month LIBOR USD	6/4/2018	Term	2,094,385	10,619	64,603
A	Berkshire Hathaway, Inc.	Pay	1-Month LIBOR USD	6/8/2018	Term	894,819	4,670	1,756
A	Best Buy Co., Inc.	Pay	1-Month LIBOR USD	6/4/2018	Term	2,701,947	35,072	313,540
B	BHP Billiton PLC	Receive	1-Month LIBOR GBP	6/1/2020	Term	745,298	60,310	441,522
A	BHP Billiton PLC	Receive	1-Month LIBOR AUD	6/1/2022	Term	194,945	5,753	(4,779)
B	Biogen, Inc.	Pay	1-Month LIBOR USD	7/25/2018	Term	273,043	1,053	(35,837)
B	BNP Paribas	Receive	1-Month LIBOR EUR	6/1/2020	Term	2,766,668	42,511	(474,157)
A	Boeing Co.	Pay	1-Month LIBOR USD	6/8/2018	Term	942,136	2,849	(64,584)
B	Bollore S.A.	Receive	1-Month LIBOR EUR	6/1/2020	Term	394,404	97,000	21,028
B	Bouygues S.A.	Receive	1-Month LIBOR EUR	6/1/2020	Term	1,757,260	46,735	181,164
A	Broadcom, Inc.	Pay	1-Month LIBOR USD	6/4/2018	Term	3,968,666	17,049	(321,154)
B	Broadcom, Inc.	Pay	1-Month LIBOR USD	7/25/2018	Term	438,419	1,878	(33,908)
B	BT Group PLC	Receive	1-Month LIBOR GBP	6/1/2020	Term	179,970	58,578	(70,689)
B	Bunzl PLC	Receive	1-Month LIBOR GBP	6/1/2020	Term	250,838	10,397	(13,195)
B	Burberry Group PLC	Receive	1-Month LIBOR GBP	6/1/2020	Term	800,809	44,842	182,095
A	CA, Inc.	Pay	1-Month LIBOR USD	6/13/2018	Term	1,103,535	31,931	(44,317)
A	Caltex Australia, Ltd.	Receive	1-Month LIBOR AUD	6/1/2022	Term	265,837	8,968	(1,527)
B	Capgemini SE	Receive	1-Month LIBOR EUR	6/1/2020	Term	118,569	1,207	20,147
A	Capita PLC	Pay	1-Month LIBOR USD	6/13/2018	Term	1,164,789	25,060	8,855
B	Carnival PLC	Receive	1-Month LIBOR GBP	6/1/2020	Term	951,798	19,397	5,134
B	Carrefour S.A.	Receive	1-Month LIBOR EUR	6/1/2020	Term	1,765,715	81,237	(561,070)
B	Casino Guichard Perrachon S.A.	Receive	1-Month LIBOR EUR	6/1/2020	Term	1,444,484	29,015	(373,623)
B	Centrica PLC	Receive	1-Month LIBOR GBP	6/1/2020	Term	800,359	425,127	(192,524)
A	Chevron Corp.	Pay	1-Month LIBOR USD	6/8/2018	Term	1,135,476	9,011	7,071
B	Christian Dior SE	Receive	1-Month LIBOR EUR	6/1/2020	Term	1,529,079	6,025	803,482
A	Church & Dwight Co., Inc.	Pay	1-Month LIBOR USD	6/13/2018	Term	771,699	16,168	10,147
A	Cimic Group, Ltd.	Receive	1-Month LIBOR AUD	6/1/2022	Term	142,967	3,363	(3,295)

The accompanying Notes to the Financial Statements are an integral part of these Financial Statements.	(Continued)

Elements Portfolios	Annual Report	May 31, 2018

Schedule of Investments	as of May 31, 2018

ELEMENTS INTERNATIONAL PORTFOLIO

COUNTERPARTY (a)	REFERENCE ENTITY	PAY/RECEIVE TOTAL RETURN ON REFERENCE ENTITY	BASE FINANCING RATE (b)	TERMINATION DATE	PAYMENT FREQUENCY	NOTIONAL VALUE	NUMBER OF UNITS	UNREALIZED APPRECIATION (DEPRECIATION)
A	Cisco Systems, Inc.	Pay	1-Month LIBOR USD	6/8/2018	Term	$1,078,648	24,272	$43,657
B	Cisco Systems, Inc.	Pay	1-Month LIBOR USD	7/25/2018	Term	439,535	9,933	16,360
A	Citigroup, Inc.	Pay	1-Month LIBOR USD	6/4/2018	Term	2,177,669	31,565	66,736
A	Coca-Cola Amatil, Ltd.	Receive	1-Month LIBOR AUD	6/1/2022	Term	197,393	22,943	4,783
B	Coca-Cola HBC AG	Receive	1-Month LIBOR GBP	6/1/2020	Term	685,503	30,432	132,998
B	Compagnie De Saint Gobain	Receive	1-Month LIBOR EUR	6/1/2020	Term	504,913	10,706	(49,410)
B	Compass Group PLC	Receive	1-Month LIBOR GBP	6/1/2020	Term	1,159,396	67,572	(28,200)
B	Credit Agricole S.A.	Receive	1-Month LIBOR EUR	6/1/2020	Term	328,708	21,900	(70,517)
B	CRH PLC	Receive	1-Month LIBOR EUR	6/1/2020	Term	1,368,687	43,052	18,349
B	Dassault Aviation S.A.	Receive	1-Month LIBOR EUR	6/1/2020	Term	396,297	311	140,003
B	Dassault Systemes S.A.	Receive	1-Month LIBOR EUR	6/1/2020	Term	108,244	1,138	33,858
B	DCC PLC	Receive	1-Month LIBOR GBP	6/1/2020	Term	305,878	4,164	(3,789)
A	Dell Technologies, Inc. — Class V	Pay	1-Month LIBOR USD	6/4/2018	Term	3,961,857	54,556	(430,922)
B	Diageo PLC	Receive	1-Month LIBOR GBP	6/1/2020	Term	18,049	700	1,799
B	Direct Line Insurance Group PLC	Receive	1-Month LIBOR GBP	6/1/2020	Term	481,263	133,846	33,284
A	Duke Energy Corp.	Pay	1-Month LIBOR USD	6/4/2018	Term	4,038,846	50,172	130,779
B	EDF	Receive	1-Month LIBOR EUR	6/1/2020	Term	1,036,629	108,939	330,864
B	Eiffage S.A.	Receive	1-Month LIBOR EUR	6/1/2020	Term	1,316,138	16,356	332,233
A	Electronic Arts, Inc.	Pay	1-Month LIBOR USD	6/13/2018	Term	966,342	7,800	(53,439)
B	Engie S.A.	Receive	1-Month LIBOR EUR	6/1/2020	Term	1,959,445	142,345	48,620
B	Eutelsat Communications S.A.	Receive	1-Month LIBOR EUR	6/1/2020	Term	323,358	13,947	(93,903)
A	Exelixis, Inc.	Pay	1-Month LIBOR USD	6/13/2018	Term	805,821	37,186	36,053
A	Express Scripts Holding Co.	Pay	1-Month LIBOR USD	6/4/2018	Term	4,136,989	53,581	83,062
A	Exxon Mobil Corp.	Pay	1-Month LIBOR USD	6/8/2018	Term	869,801	11,364	(61,385)
A	Facebook, Inc.	Pay	1-Month LIBOR USD	6/4/2018	Term	4,650,650	26,791	(478,280)
A	Facebook, Inc.	Pay	1-Month LIBOR USD	6/8/2018	Term	979,907	5,631	(98,492)
B	Ferguson PLC	Receive	1-Month LIBOR GBP	6/1/2020	Term	722,164	14,064	141,623
A	Fidelity National Financial	Pay	1-Month LIBOR USD	6/13/2018	Term	1,080,193	28,698	20,987
A	FLIR Systems, Inc.	Pay	1-Month LIBOR USD	6/13/2018	Term	1,403,576	25,464	28,905
A	Fortune Brands Home & Security, Inc.	Pay	1-Month LIBOR USD	6/13/2018	Term	1,008,034	18,189	(15,905)
B	Fresnillo PLC	Receive	1-Month LIBOR GBP	6/1/2020	Term	151,880	9,613	(30,275)
B	G4S PLC	Receive	1-Month LIBOR GBP	6/1/2020	Term	377,413	116,504	(73,511)
B	General Motors Co.	Pay	1-Month LIBOR USD	7/25/2018	Term	942,250	25,000	(122,972)
A	Gilead Sciences, Inc.	Pay	1-Month LIBOR USD	6/4/2018	Term	4,317,339	58,453	386,006
B	Gilead Sciences, Inc.	Pay	1-Month LIBOR USD	7/25/2018	Term	439,693	5,941	40,333
B	Glaxosmithkline PLC	Receive	1-Month LIBOR GBP	6/1/2020	Term	694,916	47,200	52,640
B	Glencore PLC	Receive	1-Month LIBOR GBP	6/1/2020	Term	292,623	94,637	78,948
B	Hargreaves Lansdown PLC	Receive	1-Month LIBOR GBP	6/1/2020	Term	36,057	2,400	13,160
B	Hermes International	Receive	1-Month LIBOR EUR	6/1/2020	Term	810,442	1,768	315,233
A	HP, Inc.	Pay	1-Month LIBOR USD	6/13/2018	Term	1,251,522	56,991	(2,283)
B	HSBC Holdings PLC	Receive	1-Month LIBOR GBP	6/1/2020	Term	2,576,866	380,628	377,711
B	Icade S.A.	Receive	1-Month LIBOR EUR	6/1/2020	Term	243,204	3,271	33,313
B	Iliad S.A.	Receive	1-Month LIBOR EUR	6/1/2020	Term	12,079	57	(4,484)
B	Imerys S.A.	Receive	1-Month LIBOR EUR	6/1/2020	Term	488,439	6,330	(19,515)
B	Ingersoll-Rand PLC	Pay	1-Month LIBOR USD	7/25/2018	Term	146,121	1,755	(7,158)
A	Intel Corp.	Pay	1-Month LIBOR USD	6/8/2018	Term	1,177,764	22,528	(70,720)
B	Intercontinental Hotels Group	Receive	1-Month LIBOR GBP	6/1/2020	Term	938	22	172

The accompanying Notes to the Financial Statements are an integral part of these Financial Statements.	(Continued)

Elements Portfolios	Annual Report	May 31, 2018

Schedule of Investments	as of May 31, 2018

ELEMENTS INTERNATIONAL PORTFOLIO

COUNTERPARTY (a)	REFERENCE ENTITY	PAY/RECEIVE TOTAL RETURN ON REFERENCE ENTITY	BASE FINANCING RATE (b)	TERMINATION DATE	PAYMENT FREQUENCY	NOTIONAL VALUE	NUMBER OF UNITS	UNREALIZED APPRECIATION (DEPRECIATION)
A	International Business Machines Corp.	Pay	1-Month LIBOR USD	6/4/2018	Term	$6,921,034	47,249	$174,252
A	International Business Machines Corp.	Pay	1-Month LIBOR USD	6/8/2018	Term	842,001	5,930	5,333
B	Intertek Group PLC	Receive	1-Month LIBOR GBP	6/1/2020	Term	10,858	200	137
A	Johnson & Johnson	Pay	1-Month LIBOR USD	6/13/2018	Term	853,366	6,960	15,710
B	Johnson Matthey PLC	Receive	1-Month LIBOR GBP	6/1/2020	Term	349,989	11,076	57,972
A	JPMorgan Chase & Co.	Pay	1-Month LIBOR USD	6/4/2018	Term	3,584,600	32,766	85,285
B	Kering	Receive	1-Month LIBOR EUR	6/1/2020	Term	211,143	774	196,242
B	Kingfisher PLC	Receive	1-Month LIBOR GBP	6/1/2020	Term	1,038,926	315,393	(69,120)
A	Kohl’s Corp.	Pay	1-Month LIBOR USD	6/4/2018	Term	1,518,047	24,355	(104,696)
A	L3 Technologies, Inc.	Pay	1-Month LIBOR USD	6/4/2018	Term	2,979,230	15,100	(21,837)
A	Lear Corp.	Pay	1-Month LIBOR USD	6/13/2018	Term	1,392,362	7,275	(46,190)
B	Legrand S.A.	Receive	1-Month LIBOR EUR	6/1/2020	Term	472,817	7,751	38,093
A	Leidos Holdings, Inc.	Pay	1-Month LIBOR USD	6/13/2018	Term	1,019,675	16,572	25,751
A	Lincoln National Corp.	Pay	1-Month LIBOR USD	6/13/2018	Term	995,288	14,551	32,059
A	LKQ Corp.	Pay	1-Month LIBOR USD	6/13/2018	Term	937,851	30,719	(36,813)
B	L’Oreal S.A.	Receive	1-Month LIBOR EUR	6/1/2020	Term	1,162,819	6,088	120,730
B	LVMH Moet Hennessy Louis Vuitton SE	Receive	1-Month LIBOR EUR	6/1/2020	Term	1,293,417	5,682	486,570
A	ManpowerGroup, Inc.	Pay	1-Month LIBOR USD	6/13/2018	Term	892,230	9,296	47,418
B	Marks & Spencer Group PLC	Receive	1-Month LIBOR GBP	6/1/2020	Term	53,212	13,815	(13,648)
B	McDonald’s Corp.	Pay	1-Month LIBOR USD	7/25/2018	Term	438,017	2,755	(1,751)
A	Medibank Private, Ltd.	Receive	1-Month LIBOR AUD	6/1/2022	Term	384,951	132,989	3,537
B	Meggitt PLC	Receive	1-Month LIBOR GBP	6/1/2020	Term	269,047	53,136	(7,193)
B	Melrose Industries PLC	Receive	1-Month LIBOR GBP	6/1/2020	Term	916,377	392,377	11,376
B	MGM Resorts International	Pay	1-Month LIBOR USD	7/25/2018	Term	439,248	12,144	58,382
B	Michelin	Receive	1-Month LIBOR EUR	6/1/2020	Term	1,679,000	14,478	(38,513)
B	Micron Technology, Inc.	Pay	1-Month LIBOR USD	7/25/2018	Term	437,013	8,915	(75,345)
A	Microsoft Corp.	Pay	1-Month LIBOR USD	6/8/2018	Term	1,043,613	11,094	(74,469)
A	Microsoft Corp.	Pay	1-Month LIBOR USD	6/13/2018	Term	4,221,005	44,056	(127,735)
B	Mondi PLC	Receive	1-Month LIBOR GBP	6/1/2020	Term	1,097,597	54,836	146,794
A	Monsanto Co.	Pay	1-Month LIBOR USD	6/4/2018	Term	5,604,887	44,814	(96,201)
A	Morgan Stanley	Pay	1-Month LIBOR USD	6/8/2018	Term	922,862	18,067	18,409
B	Natixis	Receive	1-Month LIBOR EUR	6/1/2020	Term	236,365	38,129	15,575
B	Next PLC	Receive	1-Month LIBOR GBP	6/1/2020	Term	765,296	17,413	381,251
B	Norwegian Cruise Line Holdings	Pay	1-Month LIBOR USD	7/25/2018	Term	597,578	10,530	47,882
B	Old Mutual PLC	Receive	1-Month LIBOR GBP	6/1/2020	Term	363,725	188,254	129,436
A	Oracle Corp.	Pay	1-Month LIBOR USD	6/8/2018	Term	896,334	19,892	(31,636)
B	Orange S.A.	Receive	1-Month LIBOR EUR	6/1/2020	Term	191,005	13,250	6,872
A	P G & E Corp.	Pay	1-Month LIBOR USD	6/13/2018	Term	906,724	21,200	(10,636)
A	Park Hotels & Resorts, Inc.	Pay	1-Month LIBOR USD	6/13/2018	Term	1,035,848	34,760	(82,707)
B	Pearson PLC	Receive	1-Month LIBOR GBP	6/1/2020	Term	280,447	43,353	151,074
A	PepsiCo., Inc.	Pay	1-Month LIBOR USD	6/8/2018	Term	891,478	9,134	(31,299)
B	Persimmon PLC	Receive	1-Month LIBOR GBP	6/1/2020	Term	866,047	34,238	214,877
A	Pfizer, Inc.	Pay	1-Month LIBOR USD	6/8/2018	Term	934,905	26,896	(39,168)
A	Pinnacle West Capital Corp.	Pay	1-Month LIBOR USD	6/13/2018	Term	1,076,077	13,743	(16,536)
A	Procter & Gamble Co.	Pay	1-Month LIBOR USD	6/4/2018	Term	10,994,456	151,002	(32,970)

The accompanying Notes to the Financial Statements are an integral part of these Financial Statements.	(Continued)

Elements Portfolios	Annual Report	May 31, 2018

Schedule of Investments	as of May 31, 2018

ELEMENTS INTERNATIONAL PORTFOLIO

COUNTERPARTY (a)	REFERENCE ENTITY	PAY/RECEIVE TOTAL RETURN ON REFERENCE ENTITY	BASE FINANCING RATE (b)	TERMINATION DATE	PAYMENT FREQUENCY	NOTIONAL VALUE	NUMBER OF UNITS	UNREALIZED APPRECIATION (DEPRECIATION)
A	Procter & Gamble Co.	Pay	1-Month LIBOR USD	6/8/2018	Term	$782,462	10,965	$(18,638)
B	Prudential PLC	Receive	1-Month LIBOR GBP	6/1/2020	Term	884,843	50,678	64,149
B	Publicis Groupe	Receive	1-Month LIBOR EUR	6/1/2020	Term	1,057,645	16,525	(80,262)
B	Puma SE	Receive	1-Month LIBOR EUR	6/1/2020	Term	16,003	64	20,121
B	Randgold Resources Ltd.	Receive	1-Month LIBOR GBP	6/1/2020	Term	42,250	580	(9,457)
A	Regeneron Pharmaceuticals	Pay	1-Month LIBOR USD	6/4/2018	Term	2,144,393	6,850	91,373
B	RELX PLC	Receive	1-Month LIBOR GBP	6/1/2020	Term	809,443	48,419	(2,986)
B	Remy Cointreau	Receive	1-Month LIBOR EUR	6/1/2020	Term	29,984	300	9,820
B	Renault S.A.	Receive	1-Month LIBOR EUR	6/1/2020	Term	1,064,281	12,851	17,656
B	Rexel S.A.	Receive	1-Month LIBOR EUR	6/1/2020	Term	1,164,390	77,391	(200,536)
B	Rio Tinto PLC	Receive	1-Month LIBOR GBP	6/1/2020	Term	656,102	20,459	329,289
A	Rio Tinto, Ltd.	Receive	1-Month LIBOR AUD	6/1/2022	Term	118,187	1,400	(1,541)
A	Robert Half International, Inc.	Pay	1-Month LIBOR USD	6/13/2018	Term	1,395,218	22,231	(24,775)
A	Rockwell Collins, Inc.	Pay	1-Month LIBOR USD	6/4/2018	Term	3,109,673	23,381	(107,114)
B	Rolls-Royce Holdings PLC	Receive	1-Month LIBOR GBP	6/1/2020	Term	—	1,563,349	2,078
B	Rolls-Royce Holdings PLC	Receive	1-Month LIBOR GBP	6/1/2020	Term	191,446	22,019	(15,555)
B	Royal Bank Of Scotland Group	Receive	1-Month LIBOR GBP	6/1/2020	Term	643,980	231,707	(12,172)
B	Royal Caribbean Cruises Ltd.	Pay	1-Month LIBOR USD	7/25/2018	Term	439,096	3,668	55,091
B	Royal Dutch Shell PLC—A Shares	Receive	1-Month LIBOR GBP	6/1/2020	Term	4,264,814	193,286	1,250,902
B	Royal Dutch Shell PLC—B Shares	Receive	1-Month LIBOR GBP	6/1/2020	Term	3,576,596	158,387	1,088,656
B	Royal Mail PLC	Receive	1-Month LIBOR GBP	6/1/2020	Term	1,378,447	313,589	353,848
B	Safran S.A.	Receive	1-Month LIBOR EUR	6/1/2020	Term	919,347	11,677	345,924
B	Sainsbury PLC	Receive	1-Month LIBOR GBP	6/1/2020	Term	483,455	173,748	93,704
B	Sanofi	Receive	1-Month LIBOR EUR	6/1/2020	Term	3,507,558	43,041	(803,743)
A	Schlumberger Ltd.	Pay	1-Month LIBOR USD	6/13/2018	Term	8,938,185	128,533	124,009
B	Schneider Electric SE	Receive	1-Month LIBOR EUR	6/1/2020	Term	1,657,592	24,420	169,755
B	Schroders PLC	Receive	1-Month LIBOR GBP	6/1/2020	Term	392,891	12,400	24,761
B	Scor SE	Receive	1-Month LIBOR EUR	6/1/2020	Term	803,709	22,909	(57,918)
A	Simon Property Group, Inc.	Pay	1-Month LIBOR USD	6/8/2018	Term	950,105	5,974	(17,231)
B	Sky PLC	Receive	1-Month LIBOR GBP	6/1/2020	Term	62,815	6,576	35,635
B	Smith & Nephew PLC	Receive	1-Month LIBOR GBP	6/1/2020	Term	181,314	13,052	(1,993)
B	Smith’s Group PLC	Receive	1-Month LIBOR GBP	6/1/2020	Term	199,749	12,597	34,016
B	Societe BIC S.A.	Receive	1-Month LIBOR EUR	6/1/2020	Term	319,667	3,329	(38,974)
B	Societe Generale S.A.	Receive	1-Month LIBOR EUR	6/1/2020	Term	294,838	6,661	(40,934)
B	Sodexo S.A.	Receive	1-Month LIBOR EUR	6/1/2020	Term	645,061	6,255	(138,979)
A	Sonic Healthcare, Ltd.	Receive	1-Month LIBOR AUD	6/1/2022	Term	175,848	7,300	(2,929)
B	SSE PLC	Receive	1-Month LIBOR GBP	6/1/2020	Term	239,452	16,401	(8,908)
B	Stmicroelectronics N.V.	Receive	1-Month LIBOR EUR	6/1/2020	Term	122,348	8,352	57,119
B	Suez S.A.	Receive	1-Month LIBOR EUR	6/1/2020	Term	1,140,850	71,738	(303,359)
B	Taylor Wimpey PLC	Receive	1-Month LIBOR GBP	6/1/2020	Term	942,117	471,706	59,444
A	Telstra Corp., Ltd.	Receive	1-Month LIBOR AUD	6/1/2022	Term	334,636	120,368	1,792
B	Tesco PLC	Receive	1-Month LIBOR GBP	6/1/2020	Term	425,588	214,683	138,087
B	Thales S.A.	Receive	1-Month LIBOR EUR	6/1/2020	Term	1,376,226	14,299	242,766
A	Torchmark Corp.	Pay	1-Month LIBOR USD	6/13/2018	Term	1,134,264	13,338	4,347

The accompanying Notes to the Financial Statements are an integral part of these Financial Statements.	(Continued)

Elements Portfolios	Annual Report	May 31, 2018

Schedule of Investments	as of May 31, 2018

ELEMENTS INTERNATIONAL PORTFOLIO

COUNTERPARTY (a)	REFERENCE ENTITY	PAY/RECEIVE TOTAL RETURN ON REFERENCE ENTITY	BASE FINANCING RATE (b)	TERMINATION DATE	PAYMENT FREQUENCY	NOTIONAL VALUE	NUMBER OF UNITS	UNREALIZED APPRECIATION (DEPRECIATION)
B	Total S.A.	Receive	1-Month LIBOR EUR	6/1/2020	Term	$2,513,265	56,928	$620,569
B	Travis Perkins PLC	Receive	1-Month LIBOR GBP	6/1/2020	Term	490,248	31,389	(80,072)
B	Tui AG	Receive	1-Month LIBOR GBP	6/1/2020	Term	393,840	27,575	125,259
B	Unilever PLC	Receive	1-Month LIBOR GBP	6/1/2020	Term	204,200	4,752	(3,969)
A	Universal Health Services, Inc.	Pay	1-Month LIBOR USD	6/13/2018	Term	1,265,362	10,913	11,219
B	Valeo S.A.	Receive	1-Month LIBOR EUR	6/1/2020	Term	386,832	6,081	(65,245)
B	Veolia Environnement	Receive	1-Month LIBOR EUR	6/1/2020	Term	342,903	17,324	4,678
B	Vinci S.A.	Receive	1-Month LIBOR EUR	6/1/2020	Term	371,342	4,814	47,977
B	Vodafone Group PLC	Receive	1-Month LIBOR GBP	6/1/2020	Term	94	41	(13)
A	Walt Disney Co.	Pay	1-Month LIBOR USD	6/8/2018	Term	882,026	8,931	(4,978)
A	Waste Management, Inc.	Pay	1-Month LIBOR USD	6/4/2018	Term	4,169,236	50,659	(12,659)
B	Wendel	Receive	1-Month LIBOR EUR	6/1/2020	Term	387,015	2,857	(67,433)
A	Wesfarmers, Ltd.	Receive	1-Month LIBOR AUD	6/1/2022	Term	757,283	16,872	8,581
A	Western Digital Corp.	Pay	1-Month LIBOR USD	6/4/2018	Term	3,900,276	48,223	(119,238)
B	Wm Morrison Supermarkets PLC	Receive	1-Month LIBOR GBP	6/1/2020	Term	668,662	271,000	26,592
A	Woolworths Ltd.	Receive	1-Month LIBOR AUD	6/1/2022	Term	1,904,360	66,895	7,982
B	WPP PLC	Receive	1-Month LIBOR GBP	6/1/2020	Term	606,361	39,041	(156,342)

						$237,225,489		$5,947,357

(a)	See Note 2.
(b)	The swaps accrue financing fees according to the relevant base financing rate, which resets periodically, plus a fixed spread.

The accompanying Notes to the Financial Statements are an integral part of these Financial Statements.

Elements Portfolios	Annual Report	May 31, 2018

Schedule of Investments	as of May 31, 2018

ELEMENTS INTERNATIONAL SMALL CAP PORTFOLIO

	SHARES	FAIR VALUE
COMMON STOCKS - 90.7%

Australia - 2.7%
Accent Group Ltd.	125,886	$151,371
Adelaide Brighton Ltd.	2,966	14,692
ALS Ltd.	2,515	14,246
Altium Ltd.	3,549	56,148
ARB Corp. Ltd.	6,355	103,233
Australian Pharmaceutical Industries Ltd.	133,614	136,917
Automotive Holdings Group Ltd.	90,781	190,856
Bapcor Ltd.	1,614	8,178
Bega Cheese Ltd.	16,858	92,430
Blackmores Ltd.	100	11,532
Breville Group Ltd.	11,280	99,125
Cabcharge Australia Ltd.	52,542	83,841
Carsales.com Ltd.	7,700	85,193
Cleanaway Waste Management Ltd.	15,072	18,579
Collins Foods Ltd.	850	3,548
Costa Group Holdings Ltd.	26,796	155,834
CSR Ltd.	82,064	311,547
Downer EDI Ltd.	23,158	122,943
DuluxGroup Ltd.	16,082	90,607
FlexiGroup Ltd.	56,330	94,571
GDI Property Group	471	468
GrainCorp Ltd.	13,600	82,383
Greencross Ltd.	12,057	41,032
GUD Holdings Ltd.	3,761	36,663
GWA Group Ltd.	62,090	167,632
Hansen Technologies Ltd.	9,253	31,489
IDP Education Ltd.	6,652	48,696
Infigen Energy Ltd. (a)	18,068	10,180
Inghams Group Ltd.	15,009	44,948
InvoCare Ltd.	2,249	22,451
JB Hi-Fi Ltd.	7,946	144,160
Magellan Financial Group Ltd.	1,791	31,274
McMillan Shakespeare Ltd.	4,100	52,556
Metcash Ltd.	196,427	430,790
Michael Hill International Ltd.	20,083	14,580
Mineral Resources Ltd.	21,059	294,311
Monadelphous Group Ltd.	24,198	265,530
Myer Holdings Ltd.	282,125	91,744
Nanosonics Ltd. (a)	10,625	21,374
Northern Star Resources Ltd.	3,965	18,801
Nufarm Ltd.	6,879	49,369
Orora Ltd.	23,329	60,691
OZ Minerals Ltd.	22,528	167,643
Pact Group Holdings Ltd.	8,048	34,449
Perpetual Ltd.	3,918	113,779
Platinum Asset Management Ltd.	22,866	104,965
Primary Health Care Ltd.	17,106	48,512
Regis Resources Ltd.	26,745	95,871
Sandfire Resources N.L.	30,820	202,544
Seven West Media Ltd.	43,243	26,816
Sigma Healthcare Ltd.	354,946	210,717
Sims Metal Management Ltd.	1,231	14,849
Sirtex Medical Ltd.	3,449	76,684
Southern Cross Media Group, Ltd.	93,111	91,188
St. Barbara Ltd.	98,891	357,480
Super Retail Group Ltd.	46,468	298,352

	SHARES	FAIR VALUE
Australia - 2.7% (continued)
Virtus Health Ltd.	3,023	$12,642
Vita Group Ltd.	104,752	77,238
Whitehaven Coal Ltd.	87,513	348,117
WiseTech Global Ltd.	8,382	93,182
WPP Aunz Ltd.	13,977	10,623

		6,192,164

Austria - 1.3%
DO & CO AG	527	31,051
EVN AG	6,228	123,191
FACC AG (a)	4,285	83,456
Kapsch TrafficCom AG	2,367	102,384
Lenzing AG	3,140	350,745
Oesterreichische Post AG	12,020	559,266
Porr AG	3,577	132,141
S&T AG	5,105	121,747
Telekom Austria AG	22,377	198,290
UNIQA Insurance Group AG	50,410	595,797
Vienna Insurance Group AG Wiener Versicherung Gruppe	3,203	92,039
Wienerberger AG	14,735	393,094
Zumtobel Group AG	17,628	145,904

		2,929,105

Belgium - 1.6%
Ackermans & van Haaren N.V.	1,986	338,971
AGFA-Gevaert N.V. (a)	96,538	346,020
Balta Group N.V. (b) (Cost: $30,606; Original Acquisition Date: 01/22/2018)	4,040	25,693
Barco N.V.	2,697	334,209
Bekaert, S.A.	816	30,526
Bpost, S.A.	1	18
Cie d’Entreprises Cfe, S.A.	1,915	241,334
D’ieteren, S.A.	15,422	667,794
Econocom Group SE	5,660	35,003
Euronav N.V.	8,153	75,106
EVS Broadcast Equipment, S.A.	2,246	53,958
Fagron N.V.	6,200	102,053
Greenyard N.V.	12,192	218,356
Ion Beam Applications, S.A. (a)	412	10,847
KBC Ancora	706	39,584
Kinepolis Group N.V.	445	29,185
Melexis N.V.	1,762	176,633
Orange Belgium, S.A.	17,723	349,736
Recticel, S.A.	4,169	48,737
Sioen Industries N.V.	1,428	48,579
Sofina, S.A.	1,505	253,707
Tessenderlo Group, S.A. (a)	4,062	159,555
Van de Velde N.V.	861	33,065

		3,618,669

Bermuda - 0.9%
BW Offshore Ltd. (a)	6,200	35,612
Emperor International Holdings Ltd.	26,000	7,890
Esprit Holdings Ltd. (a)	402,100	129,706
G-Resources Group Ltd. (a)	2,235,000	18,807
Johnson Electric Holdings Ltd.	67,000	205,018
Man Wah Holdings Ltd.	135,200	119,631

The accompanying Notes to the Financial Statements are an integral part of these Financial Statements.	(Continued)

Elements Portfolios	Annual Report	May 31, 2018

Schedule of Investments	as of May 31, 2018

ELEMENTS INTERNATIONAL SMALL CAP PORTFOLIO

	SHARES	FAIR VALUE
Bermuda - 0.9% (continued)
NewOcean Energy Holdings Ltd. (a)	260,000	$55,029
Norwegian Cruise Line Holdings Ltd. (a)	24,636	1,289,448
VTech Holdings Ltd.	26,400	322,629

		2,183,770

Canada - 5.3%
Aecon Group, Inc.	13,342	154,144
Ag Growth International, Inc.	235	10,452
AGF Management Ltd.	14,159	74,038
Aritzia, Inc. (a)	9,300	98,982
ATS Automation Tooling Systems, Inc. (a)	9,974	155,925
AutoCanada, Inc.	9,743	127,667
Badger Daylightling Ltd.	2,200	49,494
Bird Construction, Inc.	1,248	7,007
BRP, Inc.	11,824	550,802
Callidus Capital Corp.	650	3,188
Canaccord Genuity Group, Inc.	17,777	88,021
Canadian Western Bank	1,386	36,066
Canfor Corp. (a)	27,165	680,277
Canfor Pulp Products, Inc.	24,200	422,557
Cascades, Inc.	3,762	36,239
Celestica, Inc. (a)	25,271	304,242
Centerra Gold, Inc. (a)	69,721	366,189
Cogeco Communications, Inc.	1,800	94,470
Cogeco, Inc.	1,600	80,518
Colliers International Group, Inc.	5,491	396,135
Corby Spirit and Wine Ltd.	1,400	22,675
Corus Entertainment, Inc. - B Shares	10,157	48,803
Cott Corp.	24,661	388,573
Descartes Systems Group, Inc. (a)	2,600	77,583
Dorel Industries, Inc. - Class B	6,161	104,299
Dundee Corp. - Class A (a)	6,500	9,174
Endeavour Mining Corp. (a)	1,500	26,018
Enerflex Ltd.	1,700	19,234
Enghouse Systems Ltd.	2,426	125,229
Equitable Group, Inc.	2,363	99,597
Exco Technologies Ltd.	27,211	197,272
First National Financial Corp.	200	4,237
FirstService Corp.	1,000	70,369
Genworth MI Canada, Inc.	14,798	457,772
Gluskin Sheff + Associates, Inc.	20,577	260,585
Great Canadian Gaming Corp. (a)	3,300	132,626
Home Capital Group, Inc. (a)	1,789	19,427
Hudbay Minerals, Inc.	14,420	92,641
Interfor Corp. (a)	16,049	319,222
Just Energy Group, Inc.	38,503	142,835
Kirkland Lake Gold Ltd.	5,200	95,610
Labrodor Iron Ore Royalty Corp.	2,000	36,989
Lucara Diamond Corp.	31,500	49,803
Magellan Aerospace Corp.	6,300	84,301
Maple Leaf Foods, Inc.	25,019	583,121
Martinrea International, Inc.	14,200	170,299
Medical Facilities Corp.	7,100	77,538
Morneau Shepell, Inc.	900	17,804
NFI Group, Inc.	4,291	179,933
Norbord, Inc.	9,564	398,832
North West Co., Inc.	6,687	144,715
OceanaGold Corp.	55,947	137,645

	SHARES	FAIR VALUE
Canada - 5.3% (continued)
Parkland Fuel Corp.	7	$171
Pason Systems, Inc.	800	12,414
PENGROWTH ENERGY Corp. (a)	13,200	9,773
Premier Gold Mines Ltd. (a)	47,300	98,496
Premium Brands Holdings Corp.	1,000	89,496
Pretium Resources, Inc. (a)	1	7
Quebecor, Inc. - Class B	5,391	103,987
Recipe Unlimited Corp.	1,600	33,873
Rogers Sugar, Inc.	2,900	12,100
Russel Metals, Inc.	6,899	155,954
ShawCor Ltd.	6,700	133,473
Silvercorp Metals, Inc.	20,677	60,439
Sleep Country Canada Holdings, Inc. (b) (Cost: $13,344; Acquisition Date: 12/18/2017)	500	12,294
Spin Master Corp. (a)(b) (Cost: $578,913; Original Acquisition Date: 05/05/2017)	16,414	634,229
Sprott, Inc.	29,719	71,513
SSR Mining, Inc. (a)	4,100	41,961
Stantec, Inc.	20,200	509,596
Stars Group, Inc. (a)	2,100	71,101
Stella-Jones, Inc.	6,800	245,390
Superior Plus Corp.	10,491	100,088
Tahoe Resources, Inc.	4,100	21,471
Taseko Mines Co., Ltd. (a)	17,450	18,573
TFI International, Inc.	2,392	72,631
TMX Group Rg	1,000	62,710
Toromont Industries Ltd.	3,852	172,933
TransAlta Corp.	3,400	17,490
Transcontinental, Inc. - Class A	14,935	336,573
Uni-Select, Inc.	6,624	102,430
Wajax Corp.	4,800	92,772
Western Forest Products, Inc.	184,372	395,306
Winpak Ltd.	5,513	187,891
WSP Global, Inc.	2,021	106,272

		12,314,581

Cayman Islands - 0.3%
Goodbaby International Holdings Ltd.	293,000	180,809
Hutchison Telecommunications Hong Kong Holdings Ltd.	710,000	253,468
Microport Scientific Corp.	25,000	34,106
SITC International Holdings Co., Ltd.	177,000	207,619

		676,002

Denmark - 1.8%
Alm. Brand A/S	6,951	70,420
Ambu A/S	500	15,031
Bang & Olufsen A/S (a)	7,642	164,684
Bavarian Nordic A/S (a)	300	9,236
Dampskibsselskabet Norden A/S (a)	1,433	26,762
Dfds A/S	5,806	345,078
FLSmidth & Co. A/S	6,049	405,506
GN Store Nord A/S	11,599	442,889
IC Group A/S	2,147	54,158
Matas A/S	12,588	128,912
Nilfisk Holding A/S (a)	3,896	177,462
NKT A/S (a)	122	3,472

The accompanying Notes to the Financial Statements are an integral part of these Financial Statements.	(Continued)

Elements Portfolios	Annual Report	May 31, 2018

Schedule of Investments	as of May 31, 2018

ELEMENTS INTERNATIONAL SMALL CAP PORTFOLIO

	SHARES	FAIR VALUE
Denmark - 1.8% (continued)
NNIT A/S (b) (Cost: $5,876; Original Acquisition Date: 05/22/2017)	189	$4,779
Per Aarsleff Holding A/S	3,485	123,709
Rockwool International A/S - B Shares	2,089	736,292
Royal Unibrew A/S	2,502	179,594
Scandinavian Tobacco Group A/S (b) (Cost: $260,675; Original Acquisition Date: 05/22/2017)	15,443	228,128
Schouw & Co. AB	504	45,360
SimCorp A/S	2,204	178,455
Solar A/S - B Shares	2,647	169,214
Sydbank A/S	11,590	393,212
Topdanmark A/S	7,135	320,516

		4,222,869

Faroe Islands - 0.1%
Bakkafrost P/F	4,049	212,082

Finland - 2.3%
Amer Sports OYJ	14,794	477,337
Atria OYJ	4,384	57,811
Cargotec OYJ - B Shares	6,597	338,256
Caverion OYJ (a)	19,666	165,071
Cramo OYJ	844	18,944
DNA OYJ	9,484	223,296
Ferratum OYJ	96	2,671
Finnair OYJ	21,495	266,866
F-Secure OYJ	8,413	37,865
Kesko OYJ - B Shares	21,579	1,264,367
Konecranes OYJ	10,584	442,835
Lehto Group OYJ	4,960	59,260
Metsa Board OYJ	20,489	234,376
Oriola OYJ - Class B	13,891	48,149
Outokumpu OYJ	37,070	233,843
Ponsse OYJ	262	9,250
Ramirent OYJ	6,912	71,754
Sanoma OYJ	30,548	313,729
Stockmann OYJ (a)	2,411	11,246
Technopolis OYJ	2,018	9,413
Tieto OYJ	9,573	333,499
Tokmanni Group Corp.	23,336	193,421
Uponor OYJ	4,999	81,641
Valmet OYJ	21,513	395,855
YIT OYJ	31,195	188,177

		5,478,932

Germany - 5.0%
ADVA Optical Networking SE (a)	17,109	123,007
Amadeus Fire AG	86	9,551
AURELIUS Equity Opportunities SE & Co. KGaA	1,966	131,120
Aurubis AG	6,654	540,161
BAUER AG	376	10,154
BayWa AG	2,804	96,209
Bechtle AG	2,953	260,122
bet-at-home.com AG	610	54,696
Borussia Dortmund GmbH & Co. KGaA	7,447	51,321
CANCOM SE	2,776	315,440

	SHARES	FAIR VALUE
Germany - 5.0% (continued)
Carl Zeiss Meditec AG	3,713	$256,750
Ceconomy AG	52,600	515,177
CENTROTEC Sustainable AG	4,634	76,601
CEWE Stiftung & Co. KGaA	1,527	151,022
comdirect bank AG	193	2,744
CTS Eventim AG & Co KGaA	282	13,615
Deutsche Pfandbriefbank AG (b) (Cost: $133,078; Original Acquisition Date: 05/09/2017)	10,264	156,588
Deutz AG	31,573	256,895
Diebold Nixdorf AG	4,353	301,260
DMG Mori AG	5,622	327,632
Draegerwerk AG & Co. KGaA	981	57,342
Duerr AG	32	3,214
Elmos Semiconductor AG	692	21,357
Freenet AG	4,964	142,467
Gerresheimer AG	494	38,491
Gerry Weber International AG	5,519	48,390
Gesco AG	1,168	39,257
Grammer AG	2,445	191,793
H&R GmbH & Co. KGaA	5,965	78,799
Hamburger Hafen und Logistik AG	7,600	185,335
Hapag-Lloyd AG (a)(b) (Cost: $33,656; Original Acquisition Date: 02/05/2018)	810	34,184
Heidelberger Druckmaschinen AG (a)	66,566	235,012
Hornbach Baumarkt AG	4,807	156,787
Hypoport AG (a)	191	34,565
Indus Holding AG	2,255	147,890
Isra Vision AG	2,050	104,369
Jenoptik AG	3,943	162,993
Kloeckner & Co. SE	21,094	252,516
Koenig & Bauer AG	1,077	82,531
Krones AG	4,752	611,638
LEONI AG	1,102	66,295
Manz AG (a)	514	20,881
MLP AG	23,725	151,991
Nemetschek SE	519	62,979
Nordex SE (a)	4,975	60,952
Norma Group SE	400	30,606
OHB SE	2,883	109,705
Pfeiffer Vacuum Technology AG	862	151,157
Rational AG	354	221,405
Rheinmetall AG	6,398	816,018
Rhoen Klinikum AG	299	9,221
RIB Software SE	1,080	27,524
Salzgitter AG	11,208	573,372
SLM Solutions Group AG (a)	332	13,390
SMA Solar Technology AG	4,416	265,869
Software AG	2,700	129,034
STADA Arzneimittel AG	4,625	437,953
Suedzucker AG	39,987	716,858
Surteco SE	1,297	40,863
Takkt AG	13,213	261,665
VERBIO Vereinigte BioEnergie AG	15,987	98,026
Vossloh AG	580	28,139
VTG AG	2,009	127,529
Wacker Chemie AG	2,998	487,166

The accompanying Notes to the Financial Statements are an integral part of these Financial Statements.	(Continued)

Elements Portfolios	Annual Report	May 31, 2018

Schedule of Investments	as of May 31, 2018

ELEMENTS INTERNATIONAL SMALL CAP PORTFOLIO

	SHARES	FAIR VALUE
Germany - 5.0% (continued)
Wacker Neuson SE	5,829	$177,310
XING AG	82	25,787
zooplus AG (a)	599	114,912

		11,505,602

Hong Kong - 1.9%
Cafe de Coral Holdings Ltd.	38,000	97,868
Chong Hing Bank Ltd.	4,000	7,701
Chow Sang Sang Holdings International Ltd.	86,000	177,412
CITIC Telecom International Holdings Ltd.	176,000	50,265
Dah Sing Banking Group Ltd.	44,800	102,815
Dah Sing Financial Holdings Ltd.	24,400	161,149
Fairwood Holdings Ltd	35,000	139,229
Giordano International Ltd.	654,000	446,106
Global Brands Group Holding Ltd. (a)	366,000	15,166
Good Resources Holdings Ltd. (a)	220,000	5,386
Hopewell Holdings Ltd.	88,500	304,659
Leyou Technologies Holdings Ltd. (a)	70,000	21,063
Liu Chong Hing Investment Ltd.	100,000	160,649
Luk Fook Holdings International Ltd.	135,000	615,342
Melco International Development Ltd.	142,000	515,083
Pacific Textiles Holdings Ltd.	194,000	167,949
Regal Hotels International Holdings Ltd.	32,000	21,950
Sa Sa International Holdings Ltd.	534,000	382,635
SmarTone Telecommunications Holdings Ltd.	281,500	315,841
Sun Hung Kai & Co., Ltd.	260,000	161,439
Texwinca Holdings Ltd.	408,000	208,599
The United Laboratories International Holdings Ltd. (a)	162,000	188,372
VST Holdings Ltd.	128,000	70,012
Xinyi Glass Holdings Ltd.	86,000	118,202

		4,454,892

Ireland - 0.2%
Ingersoll-Rand PLC	4,106	359,439
Origin Enterprises PLC	1,906	12,032

		371,471

Israel - 1.7%
Caesarstone Ltd. (c)	18,902	295,816
Delek Automotive Systems Ltd.	3,236	20,307
Delek Group Ltd.	100	15,137
Delta-Galil Industries Ltd.	1,144	37,066
Electra Ltd.	93	24,263
First International Bank Of Israel Ltd.	17,870	394,471
Formula Systems 1985 Ltd.	236	8,812
Harel Insurance Investments & Financial Services Ltd.	3,322	25,264
IDI Insurance Co., Ltd.	178	11,005
Israel Corp. Ltd.	625	128,340
Israel Discount Bank Ltd. - Class A	99,058	298,723
Ituran Location and Control Ltd.	4,514	148,962
J.O.E.L. Jerusalem Oil Exploration Ltd. (a)	458	24,180
Matrix IT Ltd.	11,090	129,729
Naphtha Israel Petroleum Corp. Ltd.	2,708	17,465
Nova Measuring Instruments Ltd. (a)	2,627	78,852

	SHARES	FAIR VALUE
Israel - 1.7% (continued)
Oil Refineries Ltd.	630,039	$277,307
Orbotech Ltd. (a)	4,032	258,209
Partner Communications Co., Ltd. (a)	57,281	227,533
Paz Oil Co., Ltd.	876	122,624
Radware Ltd. (a)	5,417	126,379
Rami Levy Chain Stores Ltd.	2,062	102,673
Shikun & Binui Ltd.	4,387	7,372
Shufersal Ltd.	76,608	508,249
SodaStream International Ltd. (a)	4,045	336,787
Strauss Group Ltd.	8,496	181,110
Tower Semiconductor Ltd. (a)	2,158	56,784

		3,863,419

Italy - 3.5%
A2A S.p.A.	80,667	136,928
ACEA S.p.A.	853	13,303
Arnoldo Mondadori Editore S.p.A. (a)	35,032	50,046
Ascopiave S.p.A.	26,614	93,494
ASTM S.p.A.	8,916	205,545
Autogrill S.p.A.	18,003	223,512
Banca Generali S.p.A.	800	19,453
Banco BPM S.p.A. (a)	40,361	104,724
Biesse S.p.A.	6,969	306,493
Brembo S.p.A.	7,973	114,086
Brunello Cucinelli S.p.A.	944	37,797
Buzzi Unicem S.p.A.	630	8,175
Cementir Holding S.p.A.	5,864	44,902
CIR-Compagnie Industriali Riunite S.p.A.	105,049	134,842
Credito Valtellinese S.p.A. (a)	1,019	113
Danieli & C Officine Meccaniche S.p.A.	6,475	150,937
Danieli & C Officine Meccaniche S.p.A. - Risparmio	1,164	19,677
De’ Longhi S.p.A.	1,504	42,585
DeA Capital S.p.A.	10,980	15,968
DiaSorin S.p.A.	3,496	337,584
Enav S.p.A. (b) (Cost: $228,935; Original Acquisition Date: 05/08/2017)	49,915	240,530
ERG S.p.A.	3,065	63,780
Fincantieri S.p.A.	270,395	427,688
FinecoBank Banca Fineco S.p.A.	8,111	81,110
GEDI Gruppo Editoriale S.p.A. (a)	7,287	3,016
GEOX S.P.A.	26,410	78,421
Hera S.p.A.	97,629	302,680
Industria Macchine Automatiche S.p.A.	209	20,182
Interpump Group S.p.A.	100	3,135
Iren S.p.A.	63,813	158,451
Italimobiliare S.p.A.	933	22,523
Juventus Football Club S.p.A. (a)	57,635	39,753
La Doria S.p.A.	3,472	47,408
Maire Tecnimont S.p.A.	58,124	263,508
MARR S.p.A.	4,098	109,229
Mediaset S.p.A. (a)	171,419	571,129
Moncler S.p.A.	20,702	950,395
OVS S.p.A. (b) (Cost: $259,667; Original Acquisition Date: 05/08/2017)	45,862	161,166
Piaggio & C. S.p.A.	92,097	217,269
Rai Way S.p.A. (b) (Cost: $24,429; Original Acquisition Date: 05/30/2017)	4,816	23,478

The accompanying Notes to the Financial Statements are an integral part of these Financial Statements.	(Continued)

Elements Portfolios	Annual Report	May 31, 2018

Schedule of Investments	as of May 31, 2018

ELEMENTS INTERNATIONAL SMALL CAP PORTFOLIO

	SHARES	FAIR VALUE
Italy - 3.5% (continued)
Reply S.p.A.	688	$41,221
Safilo Group S.p.A. (a)(c)	19,971	102,260
Saipem S.p.A. (a)	166,078	708,656
Salini Impregilo S.p.A. (c)	37,788	93,034
Salvatore Ferragamo S.p.A.	20,243	584,288
Saras S.p.A.	70,591	158,281
Societa Iniziative Autostradali e Servizi S.p.A.	8,862	143,176
Sogefi S.p.A. (a)	43,838	147,596
Technogym S.p.A. (b) (Cost: $155,692; Original Acquisition Date: 05/08/2017)	18,036	211,270
Tod’S S.p.A.	300	19,640
Zignago Vetro S.p.A.	1,294	12,480

		8,066,917

Japan - 29.6%
Achilles Corp.	4,600	96,030
Adastria Co., Ltd.	13,500	192,228
ADEKA Corp.	8,700	156,989
Advantest Corp.	2,000	47,010
Aeon Delight Co., Ltd.	6,700	239,275
Aeon Fantasy Co., Ltd.	100	6,481
Ai Holdings Corp.	1,700	40,256
Aica Kogyo Co., Ltd.	4,300	160,877
Aichi Bank	400	18,201
AICHI Corp.	6,900	45,605
AICHI STEEL Corp.	900	36,154
Aida Engineering Ltd.	3,500	41,922
Ain Holdings, Inc.	2,800	198,189
Aisan Industry Co., Ltd.	6,500	61,006
Akebono Brake Industry Co., Ltd. (a)	2,800	5,508
Alpen Co., Ltd.	9,000	197,150
Alpine Electronics, Inc.	9,600	183,466
Amano Corp.	4,800	119,752
Amuse, Inc.	3,800	107,938
Anest Iwata Corp.	4,500	45,420
Anicom Holdings, Inc.	1,700	64,696
Anritsu Corp.	5,900	79,129
AOI Electronics Co., Ltd.	200	6,609
AOKI Holdings, Inc.	11,600	185,647
Aoyama Trading Co., Ltd.	2,200	78,062
Arata Corp.	3,000	187,250
Arcland Sakamoto Co., Ltd.	9,600	147,550
Arcland Service Holdings Co., Ltd.	3,700	82,819
Arcs Co., Ltd.	10,800	293,268
Ariake Japan Co., Ltd.	1,000	86,869
AS ONE Corp.	1,200	84,497
Asahi Co., Ltd.	8,500	103,374
Asahi Diamond Industrial Co., Ltd.	14,200	113,563
Asahi Holdings, Inc.	2,700	49,714
Asahi Intecc Co., Ltd.	500	17,971
ASKA Pharmaceutical Co., Ltd.	5,200	61,328
ASKUL Corp.	4,900	143,237
ATEAM, Inc.	4,800	100,161
Atom Corp.	11,700	114,220
Autobacs Seven Co., Ltd.	11,200	204,263
Avex Group Holdings, Inc.	5,500	76,647
Awa Bank Ltd.	12,000	76,555

	SHARES	FAIR VALUE
Japan - 29.6% (continued)
Axial Retailing, Inc.	4,500	$169,807
Azbil Corp.	5,900	289,075
Bando Chemical Industries Ltd.	7,600	90,891
Bank of Iwate Ltd.	200	7,731
Bank of Saga Ltd.	400	8,740
Belc Co., Ltd.	2,300	120,301
Belluna Co., Ltd.	4,300	55,497
Benefit One, Inc.	1,200	32,641
Bic Camera, Inc.	19,800	313,058
BML, Inc.	6,800	170,336
Broadleaf Co., Ltd.	11,600	62,593
BRONCO BILLY Co., Ltd.	800	31,144
Bunka Shutter Co., Ltd.	11,500	104,550
Canon Electronics, Inc.	5,700	124,495
Canon Marketing Japan, Inc.	17,900	384,047
Capcom Co., Ltd.	5,600	131,731
Cawachi Ltd.	5,100	114,203
Central Glass Co., Ltd.	1,600	35,578
Chiyoda Co., Ltd.	7,000	164,922
Chiyoda Corp.	12,700	110,440
Chiyoda Integre Co., Ltd.	2,400	52,287
Chofu Seisakusho Co., Ltd.	400	9,181
Chori Co., Ltd.	6,300	116,288
Chudenko Corp.	4,300	115,341
Chugoku Marine Paints Ltd.	8,500	83,136
CI Takiron Corp.	7,000	43,885
Ci:z Holdings Co., Ltd.	2,300	130,873
Citizen Watch Co., Ltd.	22,300	148,619
CKD Corp.	3,900	81,130
Clarion Co., Ltd.	16,000	41,770
Cleanup Corp.	12,400	102,816
CMIC Holdings Co., Ltd.	700	14,073
CMK Corp.	200	1,272
Coco Kara Fine, Inc.	3,900	289,672
Colopl, Inc.	5,700	40,817
Colowide Co., Ltd.	4,100	114,952
COMSYS Holdings Corp.	6,500	172,979
Conexio Corp.	9,600	186,379
COOKPAD, Inc.	3,300	17,898
Corona Corp.	7,900	91,792
Cosel Co., Ltd.	3,900	49,617
Cosmos Pharmaceutical Corp.	1,600	345,048
Create Restaurants Holdings, Inc.	9,100	120,458
Create SD Holdings Co., Ltd.	8,300	247,585
Crooz, Inc. (a)	3,400	60,977
CyberAgent, Inc.	5,900	308,599
D.A. Consortium Holdings, Inc.	4,100	105,039
Dai-Dan Co., Ltd.	200	4,484
Daido Steel Co., Ltd.	1,300	61,185
Daihen Corp.	6,000	42,635
Daiho Corp.	5,000	28,037
Daiichi Jitsugyo Co., Ltd.	3,000	93,211
DAIICHIKOSHO Co., Ltd.	2,200	102,735
Daiken Corp.	3,300	77,385
Daikokutenbussan Co., Ltd.	2,500	128,005
Daikyo, Inc.	6,800	161,710
Daikyonishikawa Corp.	5,800	93,943

The accompanying Notes to the Financial Statements are an integral part of these Financial Statements.	(Continued)

Elements Portfolios	Annual Report	May 31, 2018

Schedule of Investments	as of May 31, 2018

ELEMENTS INTERNATIONAL SMALL CAP PORTFOLIO

	SHARES	FAIR VALUE
Japan - 29.6% (continued)
Dainichiseika Color & Chemicals Manufacturing Co., Ltd.	1,000	$34,793
Daiseki Co., Ltd.	1,700	54,773
Daisyo Corp.	6,200	99,396
Daiwa Industries Ltd.	1,000	11,693
Daiwabo Holdings Co., Ltd.	3,400	190,651
DCM Holdings Co., Ltd.	14,100	141,668
Denka Co., Ltd.	1,400	51,413
Denki Kogyo Co., Ltd.	2,300	64,908
Denyo Co., Ltd.	3,700	66,698
Descente Ltd.	8,600	165,541
Dexerials Corp.	1,300	13,014
DIC Corp.	6,000	196,075
Digital Arts, Inc.	100	5,359
Dip Corp.	2,600	64,125
DMG Mori Co., Ltd.	1,400	23,551
Doshisha Co., Ltd.	5,200	118,976
Doutor Nichires Holdings Co., Ltd.	8,800	179,745
Dowa Holdings Co., Ltd.	1,600	50,669
DTS Corp.	4,200	167,753
Duskin Co., Ltd.	5,900	143,073
DyDo Group Holdings, Inc.	3,200	183,261
Eagle Industry Co., Ltd.	4,400	72,764
Earth Chemical Co., Ltd.	1,900	99,205
Ebara Corp.	3,300	113,908
EDION Corp.	21,900	226,076
Ehime Bank Ltd.	600	6,812
Eiken Chemical Co., Ltd.	2,800	63,343
Eizo Corp.	1,400	60,100
Elecom Co., Ltd.	1,400	36,202
Elematec Corp.	3,200	75,304
En-Japan, Inc.	1,900	93,790
Enplas Corp.	1,400	41,182
EPS Holdings, Inc.	3,100	61,496
Exedy Corp.	4,200	132,426
Ezaki Glico Co., Ltd.	2,800	145,424
F@N Communications, Inc.	8,200	55,554
Fancl Corp.	3,100	143,338
FCC Co., Ltd.	6,200	170,979
Feed One Co., Ltd.	34,000	79,386
FIELDS Corp.	3,700	31,665
Foster Electric Co., Ltd.	7,800	119,669
FP Corp.	600	34,803
France Bed Holdings Co., Ltd.	10,700	97,277
Fudo Tetra Corp.	47,600	81,386
Fuji Co., Ltd.	7,900	167,317
Fuji Machine Manufacturing Co., Ltd.	5,400	110,547
Fuji Oil Holdings, Inc.	5,900	214,230
Fuji Pharma Co., Ltd.	1,700	62,587
Fuji Seal International, Inc.	1,500	59,084
Fuji Soft, Inc.	3,800	155,444
Fujibo Holdings, Inc.	1,900	69,426
Fujicco Co., Ltd.	2,500	61,291
Fujikura Ltd.	6,600	45,017
Fujimi, Inc.	2,200	54,077
Fujimori Kogyo Co., Ltd.	2,000	69,495
Fujitec Co., Ltd.	11,500	152,650

	SHARES	FAIR VALUE
Japan - 29.6% (continued)
Fujitsu General Ltd.	9,700	$151,138
Fujiya Co., Ltd.	4,800	116,442
Fukuda Corp.	1,200	74,459
Fukuda Denshi Co., Ltd.	1,500	111,550
Fukui Computer Holdings, Inc.	600	10,446
Fukushima Industries Corp.	2,500	110,654
Fullcast Holdings Co., Ltd.	1,200	31,129
Funai Soken Holdings, Inc.	2,250	54,831
Furukawa Electric Co., Ltd.	1,800	69,660
Fuso Chemical Co., Ltd.	1,600	41,020
Futaba Corp.	4,800	87,277
Futaba Industrial Co., Ltd.	4,600	33,067
Future Corp.	6,900	91,653
Gecoss Corp.	6,500	64,471
Genky DrugStores Co., Ltd. (a)	2,400	97,955
Geo Holdings Corp.	16,100	229,397
Glory Ltd.	2,500	74,114
Godo Steel Ltd.	900	18,954
Goldwin, Inc.	1,000	82,824
Gree, Inc.	17,400	99,168
GS Yuasa Corp.	13,000	61,663
G-Tekt Corp.	3,900	66,861
GungHo Online Entertainment, Inc.	30,200	80,230
Gunze Ltd.	1,600	102,955
Gurunavi, Inc.	15,700	133,497
H2O Retailing Corp.	13,400	227,634
Halows Co., Ltd.	2,800	68,028
Hamakyorex Co., Ltd.	2,800	94,462
Hanwa Co., Ltd.	1,400	59,135
Harmonic Drive Systems, Inc.	100	4,780
Haseko Corp.	11,300	171,809
Hazama Ando Corp.	11,700	102,497
Hearts United Group Co., Ltd.	1,800	26,805
Heiwa Corp.	400	9,189
Heiwado Co., Ltd.	10,600	256,657
Hibiya Engineering Ltd.	4,300	85,854
Hiramatsu, Inc.	1,200	5,946
HIS Co., Ltd.	1,000	34,564
Hisaka Works Ltd.	6,100	60,672
Hitachi Maxell Ltd.	7,300	120,252
Hitachi Transport System Ltd.	1,500	40,470
Hitachi Zosen Corp.	5,900	30,263
Hodogaya Chemical Co., Ltd.	300	10,176
Hogy Medical Co., Ltd.	300	13,637
Hokuetsu Bank Ltd.	1,000	20,720
Hokuetsu Kishu Paper Co., Ltd.	4,800	26,033
Hokuhoku Financial Group, Inc.	3,800	53,969
Hokuto Corp.	700	13,082
Horiba Ltd.	200	16,657
Hosiden Corp.	6,400	61,656
House Foods Group, Inc.	6,300	231,070
Hyakugo Bank Ltd.	300	1,255
Ibiden Co., Ltd.	2,600	40,463
Ichibanya Co., Ltd.	2,100	90,536
Ichiyoshi Securities Co., Ltd.	6,100	72,279
Icom, Inc.	4,000	100,234
Idec Corp.	1,400	35,275

The accompanying Notes to the Financial Statements are an integral part of these Financial Statements.	(Continued)

Elements Portfolios	Annual Report	May 31, 2018

Schedule of Investments	as of May 31, 2018

ELEMENTS INTERNATIONAL SMALL CAP PORTFOLIO

	SHARES	FAIR VALUE
Japan - 29.6% (continued)
IDOM, Inc.	7,600	$51,000
Inaba Denki Sangyo Co., Ltd.	4,200	183,775
Inabata & Co., Ltd.	11,100	160,707
Ines Corp.	1,400	13,835
Infocom Corp.	3,700	90,098
Infomart Corp.	100	1,030
Information Services International-Dentsu Ltd.	3,400	105,483
Investors Cloud Co., Ltd.	2,500	49,202
Iriso Electronics Co., Ltd.	300	18,642
Ishihara Sangyo Kaisha Ltd. (a)	2,400	26,496
Ito En Ltd.	6,300	259,158
Itochu Enex Co., Ltd.	19,600	198,549
Itochu Techno-Solutions Corp.	10,000	181,551
Itochu-Shokuhin Co., Ltd.	1,900	108,811
Itoham Yonekyu Holdings, Inc.	23,500	222,287
Itoki Corp.	10,000	58,464
Iwatani Corp.	5,500	194,903
Iyo Bank Ltd.	8,400	57,681
Izumi Co., Ltd.	4,600	285,425
JAC Recruitment Co., Ltd.	2,700	53,759
Jafco Co., Ltd.	1,400	57,591
Japan Aviation Electronics Industry Ltd.	6,000	100,106
Japan Cash Machine Co., Ltd.	7,000	75,672
Japan Lifeline Co., Ltd.	1,600	40,917
Japan Material Co., Ltd.	900	14,610
Japan Pulp & Paper Co., Ltd.	1,100	49,497
JCR Pharmaceuticals Co., Ltd.	100	6,370
JCU Corp.	200	4,718
Jeol Ltd.	2,000	20,867
Jimoto Holdings, Inc.	6,600	11,103
JINS, Inc.	1,100	61,479
J-Oil Mills, Inc.	1,200	43,848
Joshin Denki Co., Ltd.	5,400	192,600
Joyful Honda Co., Ltd.	2,200	75,939
JSP Corp.	2,900	90,371
Justsystems Corp.	2,100	45,365
JVC Kenwood Corp.	18,600	61,724
K&O Energy Group, Inc.	3,500	57,945
Kadokawa Dwango Corp.	5,000	52,811
Kaga Electronics Co., Ltd.	6,600	169,088
Kagome Co., Ltd.	5,900	205,010
Kaken Pharmaceutical Co., Ltd.	600	33,258
Kameda Seika Co., Ltd.	1,700	91,888
Kamei Corp.	7,200	105,301
Kanamoto Co., Ltd.	2,900	101,034
Kandenko Co., Ltd.	16,200	177,957
Kanematsu Corp.	13,600	210,904
Kanematsu Electronics Ltd.	3,700	121,593
Kansai Super Market Ltd.	6,300	70,827
Kanto Denka Kogyo Co., Ltd.	600	6,221
Kappa Create Co., Ltd.	8,200	107,188
Kasai Kogyo Co., Ltd.	7,100	94,897
Katakura Industries Co., Ltd.	1,200	14,561
Kato Sangyo Co., Ltd.	7,600	265,128
KATO WORKS Co., Ltd.	300	7,766
Kawasaki Kisen Kaisha Ltd. (a)	5,900	121,487

	SHARES	FAIR VALUE
Japan - 29.6% (continued)
Keihin Corp.	10,600	$206,670
Keiyo Co., Ltd.	3,600	17,771
Kenko Mayonnaise Co., Ltd.	2,800	107,846
Kewpie Corp.	2,800	67,719
Key Coffee, Inc.	4,500	89,847
KH Neochem Co., Ltd.	300	8,105
Kinden Corp.	16,000	263,713
Kintetsu Department Store Co., Ltd. (a)	2,100	77,023
Kintetsu World Express, Inc.	5,900	120,348
Kisoji Co., Ltd.	4,000	106,301
Kissei Pharmaceutical Co., Ltd.	2,700	73,168
Kitz Corp.	10,700	95,703
KLab, Inc.	900	13,709
KNT-CT Holdings Co., Ltd. (a)	6,700	94,109
Koa Corp.	2,200	46,129
Koatsu Gas Kogyo Co., Ltd.	8,600	75,656
Kobayashi Pharmaceutical Co., Ltd.	1,800	159,011
Kobe Bussan Co., Ltd.	800	38,976
Kohnan Shoji Co., Ltd.	5,000	121,202
Kokuyo Co., Ltd.	13,400	251,408
Komeri Co., Ltd.	5,400	137,898
Komori Corp.	4,100	50,843
Konishi Co., Ltd.	5,400	90,939
Konoike Transport Co., Ltd.	3,500	56,947
Koshidaka Holdings Co., Ltd.	6,000	95,307
Kotobuki Spirits Co., Ltd.	1,500	80,388
K’s Holdings Corp.	27,400	332,472
Kumagai Gumi Co., Ltd.	2,900	97,835
Kumiai Chemical Industry Co., Ltd.	1,300	8,150
Kura Corp.	2,700	205,010
Kurabo Industries Ltd.	42,000	144,395
Kureha Corp.	700	46,973
Kusuri no Aoki Holdings Co., Ltd.	1,900	139,376
KYB Corp.	2,700	127,076
Kyodo Printing Co., Ltd.	1,100	29,435
Kyoei Steel Ltd.	700	13,378
Kyokuto Kaihatsu Kogyo Co., Ltd.	6,700	104,517
Kyokuto Securities Co., Ltd.	600	8,064
KYORIN Holdings, Inc.	6,600	137,721
Kyowa Exeo Corp.	5,000	130,992
Kyudenko Corp.	4,200	202,693
Laox Co., Ltd. (a)	5,200	20,793
Lasertec Corp.	700	23,905
Leopalace21 Corp.	18,500	127,545
LIFE Corp.	4,200	105,980
Lifull Co., Ltd.	4,200	30,037
Link And Motivation, Inc.	900	11,889
Lintec Corp.	5,700	164,526
Lixil Viva Corp.	6,000	104,353
M&A Capital Partners Co., Ltd. (a)	200	19,488
Macnica Fuji Electronics Holdings, Inc.	10,000	167,486
Maeda Corp.	600	6,514
Maeda Kosen Co., Ltd.	5,100	89,075
Maeda Road Construction Co., Ltd.	5,300	105,186
Makino Milling Machine Co., Ltd.	2,000	17,870
Mandom Corp.	3,800	124,006
Mani, Inc.	1,200	56,147

The accompanying Notes to the Financial Statements are an integral part of these Financial Statements.	(Continued)

Elements Portfolios	Annual Report	May 31, 2018

Schedule of Investments	as of May 31, 2018

ELEMENTS INTERNATIONAL SMALL CAP PORTFOLIO

	SHARES	FAIR VALUE
Japan - 29.6% (continued)
Mars Engineering Corp.	1,900	$47,070
Marudai Food Co., Ltd.	16,000	73,687
Maruha Nichiro Corp.	3,100	118,403
Marusan Securities Co., Ltd.	5,200	48,040
Maruwa Co., Ltd.	1,200	95,969
Maruzen Showa Unyu Co., Ltd.	6,000	29,673
Marvelous, Inc.	5,800	49,744
Matsuda Sangyo Co., Ltd.	6,500	102,055
Matsumotokiyoshi Holdings Co., Ltd.	8,900	430,335
Matsuya Co., Ltd.	5,400	74,012
Matsuya Foods Co., Ltd.	4,100	140,768
Max Co., Ltd.	6,400	84,423
MCJ Co., Ltd.	10,500	171,035
Megmilk Snow Brand Co., Ltd.	9,700	268,392
Meidensha Corp.	3,000	11,252
Meiko Network Japan Co., Ltd.	5,000	58,740
Meitec Corp.	2,300	106,136
Melco Holdings, Inc.	3,600	138,990
Menicon Co., Ltd.	3,200	84,806
Metawater Co., Ltd.	1,800	48,547
Micronics Japan Co., Ltd.	1,600	16,796
Milbon Co., Ltd.	1,700	82,355
Mimasu Semiconductor Industry Co., Ltd.	1,400	23,796
Ministop Co., Ltd.	8,200	169,073
Miraca Holdings, Inc.	2,000	65,083
Mirait Holdings Corp.	7,900	123,963
Miroku Jyoho Service Co., Ltd.	2,800	79,018
Misawa Homes Co., Ltd.	8,200	73,041
Mitsuba Corp.	900	9,183
Mitsubishi Nichiyu Forklift Co., Ltd.	9,300	99,425
Mitsubishi Pencil Co., Ltd.	3,800	78,875
Mitsubishi Research Institute, Inc.	2,500	112,033
Mitsubishi Shokuhin Co., Ltd.	5,500	147,530
Mitsubishi Steel Manufacturing Co., Ltd.	1,600	33,358
Mitsuboshi Belting Ltd.	4,000	48,499
Mitsui High-Tec, Inc.	4,300	58,580
Mitsui Home Co., Ltd.	7,000	47,295
Mitsui Mining & Smelting Co., Ltd.	200	8,770
Mitsui Sugar Co., Ltd.	2,100	70,557
Mitsui-Soko Holdings Co., Ltd. (a)	6,000	18,532
Miura Co., Ltd.	3,700	98,363
Miyazaki Bank Ltd.	100	3,194
Mizuno Corp.	4,500	164,016
Mochida Pharmaceutical Co., Ltd.	1,200	85,379
Modec, Inc.	2,200	59,800
MonotaRO Co., Ltd.	100	4,026
Morinaga & Co., Ltd.	2,000	99,278
Morinaga Milk Industry Co., Ltd.	3,800	149,331
Morita Holdings Corp.	1,700	34,270
MOS FOOD SERVICES, Inc.	1,600	48,021
MTI Ltd.	3,600	21,014
Musashi Seimitsu Industry Co., Ltd.	100	3,677
Musashino Bank Ltd.	1,200	38,277
Nachi-Fujikoshi Corp.	100	4,798
Nagaileben Co., Ltd.	100	2,622
Nagase & Co., Ltd.	12,700	212,124
Nagatanien Holdings Co., Ltd.	1,000	13,743

	SHARES	FAIR VALUE
Japan - 29.6% (continued)
Nakanishi, Inc.	2,700	$57,085
Nakayama Steel Works Ltd.	4,100	25,817
NEC Networks & System Integration Corp.	6,900	157,555
NET One Systems Co., Ltd.	13,800	225,423
Neturen Co., Ltd.	10,400	94,741
NHK Spring Co., Ltd.	13,800	136,116
Nichias Corp.	15,000	188,629
Nichicon Corp.	6,300	78,471
Nichiden Corp.	4,800	92,836
Nichiha Corp.	2,600	103,847
NichiiGakkan Co., Ltd.	9,400	101,963
Nichirei Corp.	3,800	103,082
Nifco, Inc.	2,700	93,198
Nihon Chouzai Co., Ltd.	1,100	30,072
Nihon Kohden Corp.	5,200	144,358
Nihon M&A Center, Inc.	500	16,454
NIHON NOHYAKU Co., Ltd.	3,100	19,634
Nihon Parkerizing Co., Ltd.	6,400	95,190
Nihon Trim Co., Ltd.	1,300	53,836
Nihon Unisys Ltd.	12,100	303,988
Nippo Corp.	7,700	148,996
Nippon Beet Sugar Manufacturing Co., Ltd.	4,800	99,499
Nippon Ceramic Co., Ltd.	1,100	27,170
Nippon Chemi-Con Corp.	900	34,003
Nippon Denko Co., Ltd.	10,400	31,262
Nippon Densetsu Kogyo Co., Ltd.	5,200	113,527
Nippon Flour Mills Co., Ltd.	7,400	123,396
Nippon Gas Co., Ltd.	1,600	83,541
Nippon Kanzai Co., Ltd.	7,400	149,585
Nippon Kayaku Co., Ltd.	7,300	80,257
Nippon Koei Co., Ltd.	1,100	30,942
Nippon Light Metal Holdings Co., Ltd.	22,200	51,834
Nippon Seiki Co., Ltd.	5,700	103,170
Nippon Shinyaku Co., Ltd.	1,300	93,331
Nippon Shokubai Co., Ltd.	200	15,425
Nippon Signal Co., Ltd.	6,700	61,959
Nippon Soda Co., Ltd.	15,000	83,146
Nippon Steel & Sumikin Bussan Corp.	2,900	149,818
Nippon Suisan Kaisha Ltd.	32,200	157,766
Nishimatsu Construction Co., Ltd.	2,700	77,934
Nishimatsuya Chain Co., Ltd.	15,600	169,788
Nishi-Nippon Financial Holdings, Inc.	3,800	44,223
Nishio Rent All Co., Ltd.	600	19,828
Nissan Shatai Co., Ltd.	10,600	95,101
Nisshinbo Holdings, Inc.	8,200	99,499
Nissin Corp.	4,300	103,878
Nissin Electric Co., Ltd.	11,100	104,587
Nissin Kogyo Co., Ltd.	8,000	141,637
Nitta Corp.	1,400	53,601
Nittetsu Mining Co., Ltd.	1,700	84,074
Nitto Boseki Co., Ltd.	4,600	105,586
Nitto Kogyo Corp.	6,300	119,242
Nitto Kohki Co., Ltd.	2,200	54,077
Nittoku Engineering Co., Ltd.	100	3,231
Noevir Holdings Co., Ltd.	1,900	141,122
NOF Corp.	2,800	85,196
Nohmi Bosai Ltd.	6,900	167,894

The accompanying Notes to the Financial Statements are an integral part of these Financial Statements.	(Continued)

Elements Portfolios	Annual Report	May 31, 2018

Schedule of Investments	as of May 31, 2018

ELEMENTS INTERNATIONAL SMALL CAP PORTFOLIO

	SHARES	FAIR VALUE
Japan - 29.6% (continued)
Nojima Corp.	7,300	$180,109
Nomura Co., Ltd.	5,900	127,399
Noritake Co., Ltd.	1,100	55,210
Noritz Corp.	7,000	122,066
NS Solutions Corp.	6,700	182,489
NS United Kaiun Kaisha Ltd.	4,800	91,954
NSD Co., Ltd.	4,600	100,005
NTN Corp.	12,800	54,596
NuFlare Technology, Inc.	900	67,675
Obara Group, Inc.	300	17,484
Ohsho Food Service Corp.	1,500	82,456
Oiles Corp.	4,800	102,588
Okabe Co., Ltd.	7,400	66,051
OKAMOTO INDUSTRIES, Inc.	2,000	21,051
Okamura Corp.	11,500	173,158
Oki Electric Industry Co., Ltd.	11,900	135,972
Okuma Corp.	2,000	117,112
Okumura Corp.	2,100	69,978
Okuwa Co., Ltd.	9,000	89,764
Onward Holdings Co., Ltd.	21,700	177,733
Optex Group Co., Ltd.	3,300	92,522
Organo Corp.	2,500	70,782
Osaka Soda Co., Ltd.	2,600	75,406
Osaki Electric Co., Ltd.	12,700	97,481
OSG Corp.	500	10,466
OSJB Holdings Corp.	25,400	67,712
Outsourcing, Inc.	900	17,266
Oyo Corp.	8,200	109,977
Pacific Industrial Co., Ltd.	2,000	28,294
PAL Group Holdings Co., Ltd.	5,500	140,957
PALTAC Corp.	1,900	112,304
Paramount Bed Holdings Co., Ltd.	1,000	45,549
Parco Co., Ltd.	3,000	36,016
Pasona Group, Inc.	12,500	194,650
PC Depot Corp.	15,900	84,919
Penta-Ocean Construction Co., Ltd.	12,000	78,209
Pepper Food Service Co., Ltd.	700	33,010
PIA Corp.	100	5,589
Pigeon Corp.	3,900	191,800
Pilot Corp.	600	31,824
Piolax, Inc.	3,400	85,981
Pioneer Corp. (a)	14,100	20,090
Plenus Co., Ltd.	6,300	107,312
Press Kogyo Co., Ltd.	21,600	118,935
Prestige International, Inc.	5,000	73,126
Prima Meat Packers Ltd.	25,000	150,067
Proto Corp.	4,300	64,034
Qol Co., Ltd.	2,400	51,338
Raito Kogyo Co., Ltd.	9,400	92,717
Relia, Inc.	8,800	125,223
Relo Group, Inc.	6,400	165,611
Rengo Co., Ltd.	1,400	12,432
Right On Co., Ltd.	9,200	86,093
Riken Corp.	1,000	50,742
Riken Keiki Co., Ltd.	800	19,672
Riken Vitamin Co., Ltd.	100	3,971
Ringer Hut Co., Ltd.	4,000	96,521

	SHARES	FAIR VALUE
Japan - 29.6% (continued)
Riso Kagaku Corp.	5,100	$114,063
Rock Field Co., Ltd.	8,200	147,063
Rohto Pharmaceutical Co., Ltd.	3,200	103,397
Rokko Butter Co., Ltd.	100	2,173
Roland DG Corp.	4,200	92,891
Royal Holdings Co., Ltd.	7,500	204,210
Ryobi Ltd.	1,800	54,520
Ryosan Co., Ltd.	3,600	131,544
Ryoyo Electro Corp.	5,700	94,419
S Foods, Inc.	4,100	169,224
S.T. Corp.	3,400	83,668
Sac’s Bar Holdings, Inc.	8,900	85,167
Saint Marc Holdings Co., Ltd.	5,000	129,843
Saizeriya Co., Ltd.	7,900	182,422
Sakai Chemical Industry Co., Ltd.	3,200	81,923
Sakai Moving Service Co., Ltd.	1,600	92,366
Sakata INX Corp.	5,600	78,967
Sakata Seed Corp.	1,300	48,876
San ju San Financial Group, Inc. (a)	2,500	52,857
San-A Co., Ltd.	1,500	76,251
San-Ai Oil Co., Ltd.	14,000	200,377
Sangetsu Corp.	6,700	140,670
Sanken Electric Co., Ltd.	2,000	11,858
Sanki Engineering Co., Ltd.	6,800	67,884
Sankyo Tateyama, Inc.	4,000	56,736
Sankyu, Inc.	3,400	186,901
Sanrio Co., Ltd.	3,700	68,296
Sanwa Holdings Corp.	7,600	83,206
Sanyo Chemical Industries Ltd.	1,900	91,695
Sanyo Denki Co., Ltd.	1,200	100,382
Sanyo Special Steel Co., Ltd.	3,500	90,054
Sapporo Holdings Ltd.	1,800	46,330
Sato Holdings Corp.	4,300	116,211
Sawai Pharmaceutical Co., Ltd.	300	13,196
SCREEN Holdings Co., Ltd.	3,600	306,439
SCSK Corp.	3,100	142,483
SEIKAGAKU Corp.	3,000	42,552
Seiko Holdings Corp.	400	9,556
Seino Holdings Co., Ltd.	14,000	263,823
Seiren Co., Ltd.	6,500	119,621
Sekisui Jushi Corp.	4,000	83,578
Sekisui Plastics Co., Ltd.	8,000	93,689
Senko Group Holdings Co., Ltd.	6,500	52,103
Senshukai Co., Ltd. (a)	23,200	109,192
Septeni Holdings Co., Ltd.	5,000	11,399
Seria Co., Ltd.	2,000	96,705
Shibuya Corp.	1,100	36,958
Shikoku Bank Ltd.	400	5,181
Shikoku Chemicals Corp.	4,200	58,685
Shikoku Electric Power Co., Inc.	300	3,924
SHIMA SEIKI MFG., Ltd.	300	17,043
Shimachu Co., Ltd.	5,800	179,409
Shindengen Eletric Mfg. Co., Ltd.	400	22,687
Shin-Etsu Polymer Co., Ltd.	16,400	164,173
Shinko Electric Industries Co., Ltd.	9,300	78,651
Shinko Plantech Co., Ltd.	11,700	104,002
Shinmaywa Industries Ltd.	15,600	180,687

The accompanying Notes to the Financial Statements are an integral part of these Financial Statements.	(Continued)

Elements Portfolios	Annual Report	May 31, 2018

Schedule of Investments	as of May 31, 2018

ELEMENTS INTERNATIONAL SMALL CAP PORTFOLIO

	SHARES	FAIR VALUE
Japan - 29.6% (continued)
Shinnihon Corp.	7,300	$85,760
Ship Healthcare Holdings, Inc.	2,600	94,884
Shizuoka Gas Co., Ltd.	13,200	125,951
Shoei Foods Corp.	2,300	98,419
Showa Corp.	15,100	271,088
Showa Denko K.K.	5,600	242,203
Showa Sangyo Co., Ltd.	4,000	105,860
Siix Corp.	4,400	84,493
Sinanen Holdings Co., Ltd.	2,800	67,307
Sinko Industries Ltd.	3,600	65,789
Sintokogio Ltd.	8,700	82,693
SKY Perfect JSAT Holdings, Inc.	800	3,611
Skylark Co., Ltd.	13,400	201,274
SMK Corp.	6,000	22,338
Sodick Co., Ltd.	200	2,041
Sogo Medical Co., Ltd.	3,100	67,964
Sojitz Corp.	16,300	58,137
Solasto Corp.	900	30,156
Square Enix Holdings Co., Ltd.	5,400	268,548
Star Micronics Co., Ltd.	1,600	26,886
Starts Corp., Inc.	1,200	30,776
Starzen Co., Ltd.	1,100	61,985
Studio Alice Co., Ltd.	4,200	97,293
Sugi Holdings Co., Ltd.	5,200	312,139
Sumitomo Bakelite Co., Ltd.	23,000	234,049
Sumitomo Densetsu Co., Ltd.	6,400	116,487
Sumitomo Forestry Co., Ltd.	5,300	81,119
Sumitomo Mitsui Construction Co., Ltd.	16,360	109,483
Sumitomo Osaka Cement Co., Ltd.	3,000	14,092
Sumitomo Riko Co., Ltd.	6,900	71,991
Sumitomo Seika Chemicals Co., Ltd.	1,500	68,874
Sumitomo Warehouse Co., Ltd.	1,000	6,416
Sushiro Global Holdings Ltd.	1,100	68,153
Systena Corp.	10,000	112,883
Tachi-S Co., Ltd.	4,700	84,206
Tadano Ltd.	6,500	89,567
Taihei Dengyo Kaisha Ltd.	1,400	37,965
Taiho Kogyo Co., Ltd.	1,800	23,082
Taikisha Ltd.	4,000	125,753
Taiyo Holdings Co., Ltd.	500	20,545
Taiyo Yuden Co., Ltd.	2,200	49,588
Takamatsu Construction Group Co., Ltd.	3,900	109,165
Takara Holdings, Inc.	11,500	136,898
Takara Standard Co., Ltd.	7,600	123,307
Takasago International Corp.	1,400	44,400
Takasago Thermal Engineering Co., Ltd.	4,400	79,518
Takeuchi Manufacturing Co., Ltd.	3,100	71,070
Takuma Co., Ltd.	11,600	134,144
Tamron Co., Ltd.	5,600	108,721
Tanseisha Co., Ltd.	9,600	123,105
Tatsuta Electric Wire and Cable Co., Ltd.	17,000	94,701
Tayca Corp.	1,900	44,642
TechnoPro Holdings, Inc.	1,700	110,171
TEIKOKU SEN-I Co., Ltd.	1,900	40,520
Tekken Corp.	700	19,208
Tenma Corp.	3,500	61,226
T-Gaia Corp.	12,600	353,845

	SHARES	FAIR VALUE
Japan - 29.6% (continued)
The Japan Steel Works Ltd.	1,900	$53,620
The Japan Wool Textile Co., Ltd.	9,400	92,026
The Nippon Road Co., Ltd.	900	47,571
The Nisshin Oillio Group Ltd.	4,600	131,507
The Oita Bank Ltd.	600	21,372
The Pack Corp.	3,200	111,633
TIS, Inc.	4,700	221,207
TKC Corp.	2,300	92,076
Toa Corp.	2,200	52,601
Toagosei Co., Ltd.	12,400	144,763
Tocalo Co., Ltd.	2,400	29,232
Tochigi Bank Ltd.	2,000	7,207
Toda Corp.	10,000	88,064
Toei Animation Co., Ltd.	300	9,749
TOEI Co., Ltd.	300	32,514
Toenec Corp.	1,000	30,565
Toho Holdings Co., Ltd.	7,300	179,371
Toho Zinc Co., Ltd.	200	7,878
Tokai Carbon Co., Ltd.	4,600	94,423
Tokai Corp.	6,100	126,839
Tokai Holdings Corp.	8,900	91,548
Tokai Rika Co., Ltd.	5,200	97,418
Token Corp.	2,800	267,169
Tokuyama Corp.	1,900	67,854
Tokyo Base Co., Ltd. (a)	900	8,025
Tokyo Broadcasting System Holdings, Inc.	9,700	205,708
Tokyo Ohka Kogyo Co., Ltd.	2,700	102,505
Tokyo Seimitsu Co., Ltd.	2,500	95,716
Tokyo Steel Manufacturing Co., Ltd.	7,000	56,947
Tokyu Construction Co., Ltd.	11,500	116,602
Tomy Co., Ltd.	7,400	65,711
TOPCON Corp.	600	10,452
Toppan Forms Co., Ltd.	18,200	189,219
Topre Corp.	3,400	94,701
Topy Industries Ltd.	1,500	43,227
Toridoll Holdings Corp.	2,800	84,423
Torii Pharmaceutical Co., Ltd.	4,300	111,112
Tosei Corp.	700	8,822
Toshiba Machine Co., Ltd.	17,000	95,169
Toshiba Plant Systems & Services Corp.	9,700	216,586
Toshiba TEC Corp.	40,000	241,577
Tosho Printing Co., Ltd.	1,400	13,925
Totetsu Kogyo Co., Ltd.	2,700	85,379
Toyo Construction Co., Ltd.	3,600	15,851
Toyo Corp.	200	1,669
Toyo Ink SC Holdings Co., Ltd.	17,000	95,326
Toyo Kanetsu K.K.	1,100	38,374
Toyo Kohan Co., Ltd.	21,500	141,508
Toyo Tanso Co., Ltd.	3,400	116,891
Toyo Tire & Rubber Co., Ltd.	2,800	43,447
Toyobo Co., Ltd.	2,900	48,224
Toyota Boshoku Corp.	12,500	237,625
TPR Co., Ltd.	2,900	74,963
Trancom Co., Ltd.	1,600	120,017
Transcosmos, Inc.	6,600	156,893
Trusco Nakayama Corp.	4,200	105,169
Trust Tech, Inc.	1,700	51,101

The accompanying Notes to the Financial Statements are an integral part of these Financial Statements.	(Continued)

Elements Portfolios	Annual Report	May 31, 2018

Schedule of Investments	as of May 31, 2018

ELEMENTS INTERNATIONAL SMALL CAP PORTFOLIO

	SHARES	FAIR VALUE
Japan - 29.6% (continued)
TS Tech Co., Ltd.	11,400	$501,963
TSI Holdings Co., Ltd.	18,300	128,185
Tsubakimoto Chain Co.	13,000	101,696
Tsugami Corp.	4,000	41,734
Tsukishima Kikai Co., Ltd.	2,700	44,899
Tsukui Corp.	7,000	54,309
Tsumura & Co.	1,200	43,738
Tsurumi Manufacturing Co., Ltd.	3,200	56,743
Tsutsumi Jewelry Co., Ltd.	2,100	34,052
TV Asahi Holdings Corp.	9,800	210,261
Ube Industries Ltd.	1,400	39,831
UKC Holdings Corp.	1,500	30,569
Ulvac, Inc.	300	13,361
Union Tool Co.	200	7,060
Unipres Corp.	6,800	144,707
United Arrows Ltd.	1,600	59,126
United Super Markets Holdings, Inc.	24,000	314,823
United, Inc.	700	23,422
Unitika Ltd. (a)	500	2,873
Ushio, Inc.	2,500	32,174
UT Group Co., Ltd. (a)	100	3,603
Valor Holdings Co., Ltd.	10,500	253,849
Vector, Inc.	200	4,057
Vital KSK Holdings, Inc.	9,800	99,635
VT Holdings Co., Ltd.	1,700	8,126
Wacoal Holdings Corp.	7,600	226,355
Wacom Co., Ltd.	14,900	83,550
Wakita & Co., Ltd.	9,900	107,295
Warabeya Nichiyo Holdings Co., Ltd.	5,500	139,137
Watami Co., Ltd.	11,300	140,958
Welcia Holdings Co., Ltd.	8,100	437,818
World Holdings Co.	3,800	131,167
Wowow, Inc.	2,200	66,737
Xebio Holdings Co., Ltd.	9,900	166,995
Yahagi Construction Co., Ltd.	10,000	81,353
YAMABIKO Corp.	7,600	100,323
YA-MAN Ltd.	2,800	67,075
Yamato Kogyo Co., Ltd.	4,800	149,579
Yamazen Corp.	16,800	172,656
Yaoko Co., Ltd.	100	5,322
Yellow Hat Ltd.	5,300	156,878
Yodogawa Steel Works Ltd.	3,900	100,238
Yokogawa Bridge Holdings Corp.	2,800	64,373
Yondoshi Holdings, Inc.	3,000	77,547
Yonex Co., Ltd.	15,100	111,600
Yorozu Corp.	600	9,812
Yoshinoya Holdings Co., Ltd.	10,700	209,702
Yuasa Trading Co., Ltd.	4,800	162,155
Yume No Machi Souzou Iinkai Co., Ltd.	2,100	39,940
Yumeshin Holdings Co., Ltd.	2,300	22,728
Yurtec Corp.	9,000	73,383
Yushin Precision Equipment Co., Ltd.	3,800	48,240
Zenkoku Hosho Co., Ltd.	100	4,817
ZENRIN Co., Ltd.	1,950	46,175
Zensho Holdings Co., Ltd.	11,500	287,222
Zeon Corp.	7,000	88,928
ZERIA Pharmaceutical Co., Ltd.	3,900	80,448

	SHARES	FAIR VALUE
Japan - 29.6% (continued)
ZIGExN Co., Ltd. (a)	200	$1,719
Zojirushi Corp.	10,600	160,289

		68,206,152

Liberia - 0.4%
Royal Caribbean Cruises Ltd.	8,581	900,833

Luxembourg - 0.4%
Aperam, S.A.	13,582	629,402
SAF-Holland, S.A.	3,260	59,643
Senvion, S.A. (a)	4,481	55,528
Subsea 7, S.A.	9,729	148,384

		892,957

Netherlands - 1.6%
Aalberts Industries N.V.	12,417	607,640
Accell Group N.V.	5,948	125,302
Arcadis N.V.	12,486	252,815
ASR Nederland N.V.	7,206	304,954
BE Semiconductor Industries N.V.	376	12,642
Brunel International N.V.	11,263	208,959
Corbion N.V.	2,344	73,548
ForFarmers N.V.	12,920	174,301
IMCD N.V.	1,385	85,895
InterXion Holding N.V. (a)	800	51,088
Kendrion N.V.	2,831	119,475
Koninklijke BAM Groep N.V.	9,483	44,344
Philips Lighting N.V. (b) (Cost: $1,133,771; Original Acquisition Date: 05/12/2017)	34,504	985,425
PostNL N.V.	18,893	65,730
SBM Offshore N.V.	1,079	17,060
SIF Holding N.V.	3,072	65,362
TKH Group N.V.	4,006	269,283
TomTom N.V. (a)	16,712	161,220
Wessanen	2,093	43,431

		3,668,474

Netherlands Antilles (d) - 0.0%
Sapiens International Corp. N.V.	1,518	14,040

Norway - 1.3%
Aker ASA	329	23,441
Aker BP ASA	4,799	175,358
Aker Solutions ASA (a)	17,243	113,117
Atea ASA	11,347	172,229
Austevoll Seafood ASA	47,295	566,428
B2Holding ASA	17,443	39,138
Borregaard ASA	3,680	40,835
Europris ASA (b) (Cost: $146,868; Original Acquisition Date: 05/26/2017)	42,234	134,712
Grieg Seafood ASA	14,655	164,232
Kongsberg Automotive ASA (a)	114,385	148,456
Leroy Seafood Group ASA	55,237	366,145
Nordic Semiconductor ASA (a)	3,001	19,988
Norway Royal Salmon ASA	6,179	141,511
Salmar ASA	9,429	411,374
TGS-Nopec Geophysical Co. ASA	16,472	553,784
Wallenius Wilhelmsen Logistics (a)	5,500	27,659

		3,098,407

The accompanying Notes to the Financial Statements are an integral part of these Financial Statements.	(Continued)

Elements Portfolios	Annual Report	May 31, 2018

Schedule of Investments	as of May 31, 2018

ELEMENTS INTERNATIONAL SMALL CAP PORTFOLIO

	SHARES	FAIR VALUE
Portugal - 0.5%
Altri, SGPS, S.A.	14,181	$130,968
Banco Comercial Portugues, S.A. - Class R (a)	329,436	96,743
Corticeira Amorim SGPS, S.A.	5,895	78,150
CTT-Correios de Portugal, S.A.	1,583	5,256
Mota-Engil SGPS, S.A.	35,501	134,882
Nos SGPS, S.A.	43,442	233,106
REN Redes Energeticas Nacionais SGPS, S.A.	3,921	10,900
Semapa-Sociedade de Investimento e Gestao S.A.	9,915	249,788
Sonae SGPS, S.A.	107,982	133,431
The Navigator Company, S.A.	20,958	130,834

		1,204,058

Singapore - 0.6%
Best World International Ltd.	124,900	121,276
Bumitama Agri Ltd.	87,700	45,853
China Aviation Oil Singapore Corp. Ltd.	100,900	122,842
COSCO Shipping International Singapore Co., Ltd. (a)	197,000	63,271
First Resources Ltd.	78,300	95,327
Indofood Agri Resources Ltd.	73,800	13,780
M1 Ltd.	123,300	163,927
NetLink NBN Trust	283,400	166,164
Sheng Siong Group Ltd.	134,300	101,313
Silverlake Axis Ltd.	29,900	12,060
Venture Corp., Ltd.	37,300	587,840

		1,493,653

Spain - 2.8%
Acerinox S.A.	42,724	575,381
Applus Services, S.A.	19,510	258,415
Atresmedia Corp de Medios de Comunicacion S.A.	41,773	376,269
Cia de Distribucion Integral Logista Holdings S.A.	8,584	212,944
CIE Automotive, S.A.	18,463	702,345
Codere S.A. (a)	919	9,723
Construcciones y Auxiliar de Ferrocarriles, S.A.	8,328	388,945
Corp Financiera Alba, S.A.	486	28,010
Distribuidora Internacional de Alimentacion S.A.	121,953	415,017
Ebro Foods, S.A.	4,734	115,223
Ence Energia y Celulosa, S.A.	14,812	116,709
Faes Farma, S.A.	14,905	60,028
Fomento de Construcciones y Contratas, S.p.A. (a)	27,237	338,154
Global Dominion Access, S.A. (a)(b) (Cost: $24,620; Original Acquisition Date: 05/30/2017)	5,344	29,738
Grupo Catalana Occidente, S.A.	9,856	435,535
Indra Sistemas, S.A. (a)	462	5,860
Liberbank, S.A. (a)	490,222	244,710
Mediaset Espana Comunicacion, S.A.	38,082	343,156
Melia Hotels International, S.A.	4,338	59,436
Miquel y Costas & Miquel, S.A.	3,251	121,998

	SHARES	FAIR VALUE
Spain - 2.8% (continued)
NH Hotel Group, S.A.	81,325	$609,415
Obrascon Huarte Lain, S.A. (a)	29,650	111,473
Papeles y Cartones de Europa, S.A.	12,587	218,661
Pharma Mar S.A. (a)	4,020	6,758
Sacyr, S.A.	6,100	17,143
Saeta Yield, S.A.	452	6,425
Tecnicas Reunidas, S.A. (c)	6,270	185,447
Telepizza Group S.A. (a)(b) (Cost: $94,264; Original Acquisition Date: 01/19/2018)	15,387	104,151
Tubacex, S.A. (a)	8,559	29,167
Viscofan, S.A.	1,489	99,133
Zardoya Otis, S.A.	30,637	293,154

		6,518,523

Sweden - 3.9%
AcadeMedia AB (a)(b) (Cost: $69,648; Original Acquisition Date: 05/10/2017)	10,781	70,047
Ahlsell AB (b) (Cost: $153,891; Original Acquisition Date: 08/23/2017)	23,770	144,602
Attendo AB (b) (Cost: $125,478; Original Acquisition Date: 05/10/2017)	11,024	102,626
Axfood AB	47,338	877,345
B&B Tools AB - B Shares	14,220	141,892
Betsson AB	39,488	261,624
Bilia AB	18,457	147,336
BillerudKorsnas AB	500	7,597
BioGaia AB - B Shares	1,598	72,026
Bossard Holding AG	438	88,747
Bravida Holding AB (b) (Cost: $146,782; Original Acquisition Date: 05/30/2017)	20,866	169,997
Bufab AB	267	3,579
Byggmax Group AB	23,892	128,412
Camurus AB (a)	895	10,757
CAPIO AB (b) (Cost: $20,232; Acquisition Date: 05/30/2017)	3,409	14,940
Clas Ohlson AB - B Shares	35,267	307,318
Cloetta AB - B Shares	5,233	17,113
Com Hem Holding AB	1,223	20,691
Dometic Group AB (b) (Cost: $118,468; Original Acquisition Date: 05/30/2017)	14,717	150,773
Dustin Group AB (b) (Cost: $113,641; Original Acquisition Date: 05/10/2017)	13,561	125,321
Elekta AB	1,850	22,550
Granges AB	22,547	291,198
Gunnebo AB	4,211	13,847
Haldex AB	2,976	31,720
Hexpol AB	11,609	122,684
Holmen AB	18,848	444,426
Indutrade AB	4,955	122,595
Intrum Justitia AB	4,589	107,036
JM AB	14,026	266,553
KappAhl AB	45,710	123,979
LeoVegas AB (b) (Cost: $100,028; Original Acquisition Date: 06/21/2017)	11,583	98,505
Lindab International AB	6,029	48,469
Loomis AB - Class B	1,006	38,442
Mekonomen AB	8,717	124,739
Modern Times Group MTG AB	880	34,046

The accompanying Notes to the Financial Statements are an integral part of these Financial Statements.	(Continued)

Elements Portfolios	Annual Report	May 31, 2018

Schedule of Investments	as of May 31, 2018

ELEMENTS INTERNATIONAL SMALL CAP PORTFOLIO

	SHARES	FAIR VALUE
Sweden - 3.9% (continued)
Momentum Group AB (a)	1,782	$22,914
Mycronic AB	9,540	105,470
NCC AB - B Shares	1,465	26,919
New Wave Group AB	22,201	133,421
Nobia AB	44,612	365,734
Nobina AB (b) (Cost: $95,059; Original Acquisition Date: 05/10/2017)	15,503	103,979
Nolato AB	200	17,371
Paradox Interactive AB	3,099	80,294
Peab AB	10,338	83,111
Ratos AB - B Shares	88,543	291,157
RaySearch Laboratories AB (a)	1,250	15,875
Rexidor Hotel Group AB (a)	10,074	29,757
SAS AB (a)	46,724	99,815
Scandi Standard AB	3,937	26,205
Scandic Hotels Group AB (b) (Cost: $132,217; Original Acquisition Date: 05/10/2017)	10,657	103,862
SSAB AB - A Shares	47,873	258,606
SSAB AB - B Shares	83,573	357,448
Svenska Cellulosa AB SCA	135,797	1,504,082
Sweco AB	9,611	221,010
Swedish Orphan Biovitrum AB (a)	2,600	52,890
Thule Group AB (b) (Cost: $9,331; Acquisition Date: 08/24/2017)	485	12,044
Trelleborg AB - B Shares	9,771	213,887
Vitrolife AB	2,000	29,935
Volati AB	4,741	25,965

		8,935,283

Switzerland - 3.3%
ALSO Holding AG	1,023	127,252
APG SGA, S.A.	214	83,594
Aryzta AG (a)	2,257	33,640
Ascom Holding AG	782	15,869
Autoneum Holding AG	603	148,058
Banque Cantonale Vaudoise	29	22,597
Bell Food Group AG	356	119,558
BKW Energie AG	3,194	201,569
Bobst Group, S.A.	2,238	243,873
Bucher Industries AG	989	356,425
Burkhalter Holding AG	480	42,565
Cembra Money Bank AG	846	68,240
Comet Holding AG	128	16,896
Conzzeta AG	162	196,583
Daetwyler Holding AG	624	120,925
dormakaba Holding AG	382	298,438
EDAG Engineering Group AG	4,669	100,541
EFG International AG	3,433	25,636
Emmi AG	467	403,460
Feintool International Holding AG	260	30,390
Flughafen Zurich AG	231	48,469
Forbo Holding AG (a)	92	122,001
Georg Fischer AG	376	486,404
Gurit Holding AG	153	129,001
Huber + Suhner AG	2,342	146,613
Implenia AG	3,685	285,460
Inficon Holding AG	247	138,963

	SHARES	FAIR VALUE
Switzerland - 3.3% (continued)
Kardex AG	1,326	$203,151
Komax Holding AG	179	50,598
Kudelski, S.A.	2,600	27,171
Logitech International, S.A.	6,073	247,825
Mobilezone Holding AG	22,387	241,678
OC Oerlikon Corp. AG	1,652	26,684
Oriflame Holding AG	10,945	368,594
Orior AG	2,090	186,819
Panalpina Welttransport Holding AG	2,688	333,273
Rieter Holding AG	1,105	197,994
Schmolz + Bickenbach AG (a)	81,185	63,591
Schweiter Technologies AG	128	143,377
SFS Group AG	1,335	150,350
Siegfried Holding AG	129	50,194
St Galler Kantonalbank AG	61	32,740
Sulzer AG	962	110,294
Sunrise Communications Group AG (b) (Cost: $160,259; Original Acquisition Date: 05/30/2017)	1,944	158,680
Swissquote Group Holding, S.A.	386	24,830
Tecan Group AG	794	187,705
u-blox Holding AG	221	40,787
Valiant Holding AG	157	17,236
Valora Holding AG	1,352	423,186
VAT Group AG (b) (Cost: $67,621; Original Acquisition Date: 08/29/2017)	528	75,643
Vontobel Holding AG	1,879	126,017
Walter Meier AG	742	22,058
Ypsomed Holding AG	187	24,779
Zehnder Group AG	3,411	147,605

		7,695,879

United Kingdom - 0.3%
Dialog Semiconductor PLC (a)	14,876	325,728
Rhi Magnesita N.V. (a)	4,818	326,644
Torm PLC	1,000	7,673

		660,045

United States - 17.4%
Alphabet, Inc. - Class A (a)	1,809	1,989,900
Amazon.com, Inc. (a)	348	567,108
B Communications Ltd. (a)	1,215	12,270
Berkshire Hathaway, Inc. (a)	2,609	499,702
Best Buy Co., Inc.	14,471	987,646
Biogen, Inc. (a)	2,464	724,317
Broadcom, Inc.	11,427	2,880,404
Cellcom Israel Ltd. (a)	8,163	57,248
Cisco Systems, Inc.	23,240	992,580
Citigroup, Inc.	13,025	868,637
Dell Technologies, Inc. - Class V (a)	22,510	1,815,657
Duke Energy Corp.	20,701	1,597,289
Express Scripts Holding Co. (a)	22,108	1,676,007
Facebook, Inc. (a)	11,054	2,119,936
General Motors Co.	21,000	896,700
Gilead Sciences, Inc.	38,017	2,562,346
International Business Machines Corp.	19,495	2,754,838
JPMorgan Chase & Co.	13,519	1,446,668
Kenon Holdings Ltd.	969	15,440

The accompanying Notes to the Financial Statements are an integral part of these Financial Statements.	(Continued)

Elements Portfolios	Annual Report	May 31, 2018

Schedule of Investments	as of May 31, 2018

ELEMENTS INTERNATIONAL SMALL CAP PORTFOLIO

	SHARES	FAIR VALUE
United States - 17.4% (continued)
Kohl’s Corp.	10,049	$670,771
L3 Technologies, Inc.	6,230	1,235,596
McDonald’s Corp.	6,446	1,031,424
MGM Resorts International	28,413	893,589
Micron Technology, Inc. (a)	20,858	1,201,212
Monsanto Co.	18,490	2,356,735
Procter & Gamble Co.	62,304	4,558,784
Regeneron Pharmaceuticals, Inc. (a)	2,740	822,877
Rockwell Collins, Inc.	9,647	1,326,559
Western Digital Corp.	19,897	1,661,598

		40,223,838

TOTAL COMMON STOCKS (Cost $199,615,689)		209,602,617

PREFERRED STOCKS - 0.1%

Germany - 0.1%
Biotest AG - Vorzugsaktien	1,021	29,840
Draegerwerk AG & Co. KGaA	448	31,319
Sartorius AG	606	88,768

TOTAL PREFERRED STOCKS (Cost $139,172)		149,927

REAL ESTATE INVESTMENT TRUSTS (d) - 0.0%

Australia (d) - 0.0%
Growthpoint Properties Australia Ltd.	9,859	26,468

TOTAL REAL ESTATE INVESTMENT TRUSTS (Cost $25,112)		26,468

RIGHTS (d) - 0.0%

Switzerland (d) - 0.0%
Bell Food Group AG	356	11,208

TOTAL RIGHTS (Cost $19,538)		11,208

SHORT-TERM INVESTMENTS - 4.2%

Money Market Funds - 2.0%
Fidelity Institutional Money Market Funds - Government Portfolio - Institutional Class - 1.64% (e)	1,522,545	1,522,545
Morgan Stanley Institutional Liquidity Funds - Government Portfolio - Institutional Class - 1.66% (e)	1,522,544	1,522,544
Short-Term Investments Trust - Treasury Portfolio - Institutional Class - 1.64% (e)	1,522,544	1,522,544

		4,567,633

	PRINCIPAL AMOUNT	FAIR VALUE
U.S. Treasury Bills - 2.2%
1.737%, 07/12/2018 (f)	$5,000,000	$4,990,234

TOTAL SHORT-TERM INVESTMENTS (Cost $9,557,867)		9,557,867

	SHARES	FAIR VALUE
INVESTMENTS PURCHASED WITH THE CASH PROCEEDS FROM SECURITIES LENDING - 0.4%
BlackRock Liquidity Funds FedFund Portfolio, 1.64% (e)	79,048	79,048
Morgan Stanley Institutional Liquidity Funds - Prime Portfolio, 1.97% (e)	684,895	684,895

TOTAL INVESTMENTS PURCHASED WITH THE CASH PROCEEDS FROM SECURITIES LENDING (Cost $763,943)		763,943

TOTAL INVESTMENTS (Cost $210,121,321) - 95.4%		220,112,030

OTHER ASSETS IN EXCESS OF LIABILITIES - 4.6%		10,683,752

TOTAL NET ASSETS - 100.0%		$230,795,782

Percentages are stated as a percent of net assets.

PLC	- Public Limited Company
(a)	Non-income producing security.
(b)

Although security is restricted as to resale, the Portfolio’s Adviser has determined this security to be liquid based upon procedures approved by the Board of Trustees. The aggregate value of these securities as of May 31, 2018 was $4,317,384, which represents 1.9% of net assets.

(c)	This security or a portion of this security was out on loan as of May 31, 2018. Total loaned securities had a market value of $669,203 as of May 31, 2018.
(d)	Rounds to zero.
(e)	Rate shown is the 7-day effective yield.
(f)	Rate shown is the effective yield based on purchase price. The calculation assumes the security is held to maturity.

The accompanying Notes to the Financial Statements are an integral part of these Financial Statements.	(Continued)

Elements Portfolios	Annual Report	May 31, 2018

Schedule of Investments	as of May 31, 2018

ELEMENTS INTERNATIONAL SMALL CAP PORTFOLIO

Open Futures Contracts

DESCRIPTION	NUMBER OF CONTRACTS PURCHASED	NOTIONAL AMOUNT	VALUE/ UNREALIZED DEPRECIATION
FUTURES CONTRACTS PURCHASED
British Pound, June 2018 Settlement	224	$18,618,600	$(1,012,857)
Euro FX, June 2018 Settlement	51	7,459,069	(492,630)
Mini MSCI EAFE Index, June 2018 Settlement	275	27,321,250	(232,647)

TOTAL FUTURES CONTRACTS PURCHASED		$53,398,919	$(1,738,134)

Total Return Swaps

COUNTERPARTY (a)	REFERENCE ENTITY	PAY/RECEIVE TOTAL RETURN ON REFERENCE ENTITY	BASE FINANCING RATE (b)	TERMINATION DATE	PAYMENT FREQUENCY	NOTIONAL VALUE	NUMBER OF UNITS	UNREALIZED APPRECIATION (DEPRECIATION)
B	888 Holdings PLC	Receive	1-Month LIBOR GBP	6/1/2020	Term	$259,182	94,554	$41,681
B	AA PLC	Receive	1-Month LIBOR GBP	6/1/2020	Term	81,609	58,875	(10,661)
B	Abcam PLC	Receive	1-Month LIBOR GBP	6/1/2020	Term	63,906	6,574	21,345
B	Acacia Mining PLC	Receive	1-Month LIBOR GBP	6/1/2020	Term	19,180	11,401	(6,145)
A	Accent Group Ltd.	Receive	1-Month LIBOR AUD	6/1/2022	Term	131,791	84,788	2,282
B	Advanced Medical Solutions	Receive	1-Month LIBOR GBP	6/1/2020	Term	40,788	14,485	8,380
A	Advanced Medical Solutions	Receive	1-Month LIBOR GBP	6/1/2022	Term	6,071	2,130	1,152
B	Air France KLM S.A.	Receive	1-Month LIBOR EUR	6/1/2020	Term	310,377	28,440	(136,897)
B	Akwel S.A.	Receive	1-Month LIBOR EUR	6/1/2020	Term	190,951	5,234	(53,714)
A	Alphabet, Inc. — Class A	Pay	1-Month LIBOR USD	6/4/2018	Term	1,865,893	(1,809)	(120,377)
B	Alten S.A.	Receive	1-Month LIBOR EUR	6/1/2020	Term	247,600	3,160	30,639
A	Amazon.com, Inc.	Pay	1-Month LIBOR USD	6/4/2018	Term	547,272	(348)	(18,771)
A	ARB Corp. Ltd.	Receive	1-Month LIBOR AUD	6/1/2022	Term	2,558	117	(34)
B	Ascential PLC	Receive	1-Month LIBOR GBP	6/1/2020	Term	31,080	9,277	12,177
B	Ashmore Group PLC	Receive	1-Month LIBOR GBP	6/1/2020	Term	33,807	7,900	(5,965)
B	ASOS PLC	Receive	1-Month LIBOR GBP	6/1/2020	Term	271,449	4,270	12,016
A	ASOS PLC	Receive	1-Month LIBOR GBP	6/1/2022	Term	63	1	4
B	Assystem S.A.	Receive	1-Month LIBOR EUR	6/1/2020	Term	71,884	2,168	(9,644)
A	Assystem S.A.	Receive	1-Month LIBOR EUR	6/1/2022	Term	6,621	189	(1,154)
B	Aubay S.A.	Receive	1-Month LIBOR EUR	6/1/2020	Term	2,617	73	247
A	Automotive Groups Holdings Ltd.	Receive	1-Month LIBOR AUD	6/1/2022	Term	233,602	83,354	(1,425)
B	Aveva Group PLC	Receive	1-Month LIBOR GBP	6/1/2020	Term	67,892	3,414	63,916
A	Aveva Group PLC	Receive	1-Month LIBOR GBP	6/1/2022	Term	801	41	788
B	B&M European Value Retail S.A.	Receive	1-Month LIBOR GBP	6/1/2020	Term	27,318	7,600	4,310
A	Bega Cheese Ltd.	Receive	1-Month LIBOR AUD	6/1/2022	Term	2,118	290	(12)
B	Bellway PLC	Receive	1-Month LIBOR GBP	6/1/2020	Term	161,015	4,861	1,524
B	Beneteau	Receive	1-Month LIBOR EUR	6/1/2020	Term	247,036	15,335	45,078
A	Beneteau	Receive	1-Month LIBOR EUR	6/1/2022	Term	6,425	440	2,086
A	Berkshire Hathaway, Inc.	Pay	1-Month LIBOR USD	6/4/2018	Term	514,573	(2,609)	15,872
A	Best Buy Co., Inc.	Pay	1-Month LIBOR USD	6/4/2018	Term	1,114,846	(14,471)	129,369
B	Biffa PLC	Receive	1-Month LIBOR GBP	6/1/2020	Term	11,044	5,102	147
B	Biogen, Inc.	Pay	1-Month LIBOR USD	7/25/2018	Term	638,915	(2,464)	(83,858)
A	Blackmores Ltd.	Receive	1-Month LIBOR AUD	6/1/2022	Term	10,954	85	1,517
B	Bodycote PLC	Receive	1-Month LIBOR GBP	6/1/2020	Term	130,326	15,004	31,686
B	Boiron S.A.	Receive	1-Month LIBOR EUR	6/1/2020	Term	92,552	1,131	(13,172)
A	Boiron S.A.	Receive	1-Month LIBOR EUR	6/1/2022	Term	1,962	22	(426)
B	Bonduelle SCA	Receive	1-Month LIBOR EUR	6/1/2020	Term	102,433	3,051	(1,980)
A	Bonduelle SCA	Receive	1-Month LIBOR EUR	6/1/2022	Term	7,351	217	(197)

The accompanying Notes to the Financial Statements are an integral part of these Financial Statements.	(Continued)

Elements Portfolios	Annual Report	May 31, 2018

Schedule of Investments	as of May 31, 2018

ELEMENTS INTERNATIONAL SMALL CAP PORTFOLIO

COUNTERPARTY (a)	REFERENCE ENTITY	PAY/RECEIVE TOTAL RETURN ON REFERENCE ENTITY	BASE FINANCING RATE (b)	TERMINATION DATE	PAYMENT FREQUENCY	NOTIONAL VALUE	NUMBER OF UNITS	UNREALIZED APPRECIATION (DEPRECIATION)
B	Boohoo.com PLC	Receive	1-Month LIBOR GBP	6/1/2020	Term	$26,746	13,477	$750
B	Bourbon Corp. S.A.	Receive	1-Month LIBOR EUR	6/1/2020	Term	30,810	3,028	(15,863)
B	Bovis Homes Group PLC	Receive	1-Month LIBOR GBP	6/1/2020	Term	186,785	17,645	52,055
A	Bovis Homes Group PLC	Receive	1-Month LIBOR GBP	6/1/2022	Term	734	80	405
B	Brewin Dolphin Holdings PLC	Receive	1-Month LIBOR GBP	6/1/2020	Term	96,507	28,667	16,982
B	Britvic PLC	Receive	1-Month LIBOR GBP	6/1/2020	Term	28,322	3,591	1,228
A	Broadcom, Inc.	Pay	1-Month LIBOR USD	6/4/2018	Term	1,637,375	(7,034)	(132,500)
B	Broadcom, Inc.	Pay	1-Month LIBOR USD	7/25/2018	Term	1,025,546	(4,393)	(79,318)
B	Brown Group PLC	Receive	1-Month LIBOR GBP	6/1/2020	Term	94,394	35,271	(25,591)
A	Brown Group PLC	Receive	1-Month LIBOR GBP	6/1/2022	Term	32	12	(8)
B	BTG PLC	Receive	1-Month LIBOR GBP	6/1/2020	Term	13,846	1,837	(3,914)
B	C&C Group PLC	Receive	1-Month LIBOR EUR	6/1/2020	Term	22,250	6,450	(1,953)
B	Card Factory PLC	Receive	1-Month LIBOR GBP	6/1/2020	Term	59,532	23,629	(14,150)
B	Centamin PLC	Receive	1-Month LIBOR GBP	6/1/2020	Term	453,762	275,011	(108,352)
B	Central Asia Metals Ltd.	Receive	1-Month LIBOR GBP	6/1/2020	Term	14,781	4,800	(825)
B	CGG S.A.	Receive	1-Month LIBOR EUR	6/1/2020	Term	—	7,028	3,647
B	Chargeurs S.A.	Receive	1-Month LIBOR EUR	6/1/2020	Term	2,450	100	(15)
B	Cherming Group PLC	Receive	1-Month LIBOR GBP	6/1/2020	Term	33,504	18,514	5,241
A	Cherming Group PLC	Receive	1-Month LIBOR GBP	6/1/2022	Term	50	28	8
B	Cineworld Group Plc	Receive	1-Month LIBOR GBP	6/1/2020	Term	49,971	7,549	(41,249)
B	Cisco Systems, Inc.	Pay	1-Month LIBOR USD	7/25/2018	Term	1,028,370	(23,240)	38,276
A	Citigroup, Inc.	Pay	1-Month LIBOR USD	6/4/2018	Term	898,595	(13,025)	27,538
B	Civitas Social Housing PLC — C Shares	Receive	1-Month LIBOR GBP	6/1/2020	Term	2,340	2,139	(110)
B	Civitas Social Housing PLC — C Shares	Receive	1-Month LIBOR GBP	6/1/2020	Term	3,082	3,082	(145)
B	Clinigen Group PLC	Receive	1-Month LIBOR GBP	6/1/2020	Term	39,629	4,465	(2,176)
B	Close Brothers Group PLC	Receive	1-Month LIBOR GBP	6/1/2020	Term	61,584	3,866	(4,456)
B	CMC Markets PLC	Receive	1-Month LIBOR GBP	6/1/2020	Term	41,556	32,824	26,931
A	CMC Markets PLC	Receive	1-Month LIBOR GBP	6/1/2022	Term	5,240	4,094	3,287
B	Coface S.A.	Receive	1-Month LIBOR EUR	6/1/2020	Term	75,401	9,375	13,759
B	Compagnie Des Alpes	Receive	1-Month LIBOR EUR	6/1/2020	Term	95,823	3,610	19,784
A	Compagnie Des Alpes	Receive	1-Month LIBOR EUR	6/1/2022	Term	9,181	365	2,601
B	Compagnie Plastic Omnium S.A.	Receive	1-Month LIBOR EUR	6/1/2020	Term	149,742	4,461	33,735
B	Costain Group PLC	Receive	1-Month LIBOR GBP	6/1/2020	Term	94,035	19,957	(965)
A	Costain Group PLC	Receive	1-Month LIBOR GBP	6/1/2022	Term	9,056	1,936	10
B	Countrywide PLC	Receive	1-Month LIBOR GBP	6/1/2020	Term	1,080	799	(464)
B	Crest Nicholson Holdings	Receive	1-Month LIBOR GBP	6/1/2020	Term	254	41	(83)
A	Crest Nicholson Holdings	Receive	1-Month LIBOR GBP	6/1/2022	Term	150	24	(49)
A	CSR Ltd.	Receive	1-Month LIBOR AUD	6/1/2022	Term	342,367	66,040	(644)
B	CVS Group PLC	Receive	1-Month LIBOR GBP	6/1/2020	Term	52,447	3,849	(20,773)
B	CYBG PLC	Receive	1-Month LIBOR GBP	6/1/2020	Term	15,479	5,700	1,075
B	Dart Group PLC	Receive	1-Month LIBOR GBP	6/1/2020	Term	36,099	5,791	14,128
A	Dart Group PLC	Receive	1-Month LIBOR GBP	6/1/2022	Term	340	55	138
A	Debenhams PLC	Receive	1-Month LIBOR GBP	6/1/2022	Term	15	30	(10)
B	Dechra Pharmeceuticals PLC	Receive	1-Month LIBOR GBP	6/1/2020	Term	18,881	910	8,727
A	Dell Technologies, Inc. — Class V	Pay	1-Month LIBOR USD	6/4/2018	Term	1,634,676	(22,510)	(177,800)
B	Derichebourg	Receive	1-Month LIBOR EUR	6/1/2020	Term	142,180	23,527	(21,234)
A	Derichebourg	Receive	1-Month LIBOR EUR	6/1/2022	Term	5,156	817	(963)

The accompanying Notes to the Financial Statements are an integral part of these Financial Statements.	(Continued)

Elements Portfolios	Annual Report	May 31, 2018

Schedule of Investments	as of May 31, 2018

ELEMENTS INTERNATIONAL SMALL CAP PORTFOLIO

COUNTERPARTY (a)	REFERENCE ENTITY	PAY/RECEIVE TOTAL RETURN ON REFERENCE ENTITY	BASE FINANCING RATE (b)	TERMINATION DATE	PAYMENT FREQUENCY	NOTIONAL VALUE	NUMBER OF UNITS	UNREALIZED APPRECIATION (DEPRECIATION)
B	Devoteam S.A.	Receive	1-Month LIBOR EUR	6/1/2020	Term	$60,636	857	$33,690
A	Devoteam S.A.	Receive	1-Month LIBOR EUR	6/1/2022	Term	5,546	78	3,039
B	DFS Furniture PLC	Receive	1-Month LIBOR GBP	6/1/2020	Term	50,348	23,743	11,375
B	Dialight PLC	Receive	1-Month LIBOR GBP	6/1/2020	Term	39,119	3,892	(25,670)
A	Dialight PLC	Receive	1-Month LIBOR GBP	6/1/2022	Term	2,823	277	(1,878)
B	Diploma PLC	Receive	1-Month LIBOR GBP	6/1/2020	Term	204,850	18,283	36,165
B	Direct Energie	Receive	1-Month LIBOR EUR	6/1/2020	Term	32,924	658	(5,920)
B	Dixons Carphone PLC	Receive	1-Month LIBOR GBP	6/1/2020	Term	84,223	42,124	(8,767)
B	Drax Group PLC	Receive	1-Month LIBOR GBP	6/1/2020	Term	135,030	41,346	5,000
B	DS Smith PLC	Receive	1-Month LIBOR GBP	6/1/2020	Term	42,034	8,479	7,224
A	Duke Energy Corp.	Pay	1-Month LIBOR USD	6/4/2018	Term	1,666,431	(20,701)	53,960
A	Duluxgroup, Ltd.	Receive	1-Month LIBOR AUD	6/1/2022	Term	7,591	973	(134)
B	Dunlem Group PLC	Receive	1-Month LIBOR GBP	6/1/2020	Term	158,844	26,065	(17,678)
B	EI Group PLC	Receive	1-Month LIBOR GBP	6/1/2020	Term	80,510	56,703	391
B	Electrocomponents PLC	Receive	1-Month LIBOR GBP	6/1/2020	Term	255,998	45,601	90,562
B	Elementis PLC	Receive	1-Month LIBOR GBP	6/1/2020	Term	69,214	23,215	204
A	Elementis PLC	Receive	1-Month LIBOR GBP	6/1/2022	Term	9	3	—
B	Elior Group	Receive	1-Month LIBOR EUR	6/1/2020	Term	56,189	3,912	(561)
B	Elis S.A.	Receive	1-Month LIBOR EUR	6/1/2020	Term	27,165	1,437	(255)
B	Emis Group PLC	Receive	1-Month LIBOR GBP	6/1/2020	Term	55,084	5,810	(122)
A	Emis Group PLC	Receive	1-Month LIBOR GBP	6/1/2022	Term	56	6	1
B	Entertainment One Ltd.	Receive	1-Month LIBOR GBP	6/1/2020	Term	19,342	7,814	5,341
B	Equiniti Group PLC	Receive	1-Month LIBOR GBP	6/1/2020	Term	30,516	11,280	(1,448)
B	Eramet	Receive	1-Month LIBOR EUR	6/1/2020	Term	85,682	1,052	86,747
B	Essentra PLC	Receive	1-Month LIBOR GBP	6/1/2020	Term	37,121	6,972	(4,064)
B	Esure Group PLC	Receive	1-Month LIBOR GBP	6/1/2020	Term	17,798	6,200	(3,562)
B	Euronext N.V.	Receive	1-Month LIBOR EUR	6/1/2020	Term	105,849	2,237	22,166
B	Evraz PLC	Receive	1-Month LIBOR GBP	6/1/2020	Term	237,587	122,399	585,337
A	Evraz PLC	Receive	1-Month LIBOR GBP	6/1/2022	Term	64,247	33,462	161,028
A	Express Scripts Holding Co.	Pay	1-Month LIBOR USD	6/4/2018	Term	1,706,959	(22,108)	34,272
A	Facebook, Inc.	Pay	1-Month LIBOR USD	6/4/2018	Term	1,918,864	(11,054)	(197,339)
B	Fenner PLC	Receive	1-Month LIBOR GBP	6/1/2020	Term	191,033	46,428	123,846
B	Ferrexpo PLC	Receive	1-Month LIBOR GBP	6/1/2020	Term	367,092	189,014	75,451
A	Ferrexpo PLC	Receive	1-Month LIBOR GBP	6/1/2022	Term	115	67	48
B	Fevertree Drinks PLC	Receive	1-Month LIBOR GBP	6/1/2020	Term	19,722	962	12,175
B	Firstgroup PLC	Receive	1-Month LIBOR GBP	6/1/2020	Term	142,142	103,204	(67,493)
B	FNAC Darty S.A.	Receive	1-Month LIBOR EUR	6/1/2020	Term	200,693	2,799	59,615
B	Forterra PLC	Receive	1-Month LIBOR GBP	6/1/2020	Term	60,189	21,098	7,285
A	Forterra PLC	Receive	1-Month LIBOR GBP	6/1/2022	Term	11,911	4,529	3,014
B	Foxtons Group PLC	Receive	1-Month LIBOR GBP	6/1/2020	Term	1,252	1,575	(298)
B	Galliford Try PLC	Receive	1-Month LIBOR GBP	6/1/2020	Term	132,037	10,523	(29,682)
A	Galliford Try PLC	Receive	1-Month LIBOR GBP	6/1/2022	Term	363	29	(80)
B	Gaztransport Et Techniga S.A.	Receive	1-Month LIBOR EUR	6/1/2020	Term	160,862	3,871	53,829
A	Gaztransport Et Techniga S.A.	Receive	1-Month LIBOR EUR	6/1/2022	Term	25,397	691	14,135
B	General Motors Co.	Pay	1-Month LIBOR USD	7/25/2018	Term	796,530	(21,000)	(98,296)
A	Gilead Sciences, Inc.	Pay	1-Month LIBOR USD	6/4/2018	Term	1,781,355	(24,118)	159,268
B	Gilead Sciences, Inc.	Pay	1-Month LIBOR USD	7/25/2018	Term	1,028,665	(13,899)	94,359
B	GL Events S.A.	Receive	1-Month LIBOR EUR	6/1/2020	Term	54,377	2,303	6,776
A	GL Events S.A.	Receive	1-Month LIBOR EUR	6/1/2022	Term	6,631	296	1,359
B	GO-AHEAD Group PLC	Receive	1-Month LIBOR GBP	6/1/2020	Term	147,472	8,270	(6,811)
A	GO-AHEAD Group PLC	Receive	1-Month LIBOR GBP	6/1/2022	Term	37	2	(2)
B	Grafton Group PLC	Receive	1-Month LIBOR GBP	6/1/2020	Term	27,559	3,577	(163)
A	Graincorp. Ltd.	Receive	1-Month LIBOR AUD	6/1/2022	Term	366,189	47,611	11,460

The accompanying Notes to the Financial Statements are an integral part of these Financial Statements.	(Continued)

Elements Portfolios	Annual Report	May 31, 2018

Schedule of Investments	as of May 31, 2018

ELEMENTS INTERNATIONAL SMALL CAP PORTFOLIO

COUNTERPARTY (a)	REFERENCE ENTITY	PAY/RECEIVE TOTAL RETURN ON REFERENCE ENTITY	BASE FINANCING RATE (b)	TERMINATION DATE	PAYMENT FREQUENCY	NOTIONAL VALUE	NUMBER OF UNITS	UNREALIZED APPRECIATION (DEPRECIATION)
A	Greencross Ltd.	Receive	1-Month LIBOR AUD	6/1/2022	Term	$223,683	53,554	$13,081
B	Greene King PLC	Receive	1-Month LIBOR GBP	6/1/2020	Term	11,455	2,251	2,193
B	Greggs PLC	Receive	1-Month LIBOR GBP	6/1/2020	Term	244,552	22,586	(4,114)
A	Greggs PLC	Receive	1-Month LIBOR GBP	6/1/2022	Term	23,498	2,194	227
B	Groupe Crit S.A.	Receive	1-Month LIBOR EUR	6/1/2020	Term	44,190	553	5,944
A	Groupe Crit S.A.	Receive	1-Month LIBOR EUR	6/1/2022	Term	6,970	94	1,661
B	Guerbet S.A.	Receive	1-Month LIBOR EUR	6/1/2020	Term	41,730	577	(11,389)
B	Halfords Group PLC	Receive	1-Month LIBOR GBP	6/1/2020	Term	338,665	96,841	(5,493)
A	Halfords Group PLC	Receive	1-Month LIBOR GBP	6/1/2022	Term	6,491	1,793	(237)
B	Hastings Group Holdings PLC	Receive	1-Month LIBOR GBP	6/1/2020	Term	3,379	1,300	78
B	Haulotte Group S.A.	Receive	1-Month LIBOR EUR	6/1/2020	Term	34,400	2,326	4,279
A	Haulotte Group S.A.	Receive	1-Month LIBOR EUR	6/1/2022	Term	2,889	196	387
B	Hays PLC	Receive	1-Month LIBOR GBP	6/1/2020	Term	548,322	315,492	55,202
B	Hikma Pharmaceuticals PLC	Receive	1-Month LIBOR GBP	6/1/2020	Term	136,477	13,580	65,086
B	Hochschild Mining PLC	Receive	1-Month LIBOR GBP	6/1/2020	Term	75,071	26,636	(22,906)
B	Hostelworld Group PLC	Receive	1-Month LIBOR GBP	6/1/2020	Term	6,162	1,761	(378)
A	Hostelworld Group PLC	Receive	1-Month LIBOR GBP	6/1/2022	Term	1,101	313	(73)
B	Hotel Chocolat group Ltd.	Receive	1-Month LIBOR GBP	6/1/2020	Term	1,945	602	490
B	Howden Joinery Group PLC	Receive	1-Month LIBOR GBP	6/1/2020	Term	379,286	83,122	58,213
A	Howden Joinery Group PLC	Receive	1-Month LIBOR GBP	6/1/2022	Term	1,624	353	226
B	Ibstock PLC	Receive	1-Month LIBOR GBP	6/1/2020	Term	5,177	2,100	1,132
B	ID Logistics Group	Receive	1-Month LIBOR EUR	6/1/2020	Term	37,568	279	6,557
A	ID Logistics Group	Receive	1-Month LIBOR EUR	6/1/2022	Term	6,467	48	1,129
B	IG Group Holdings PLC	Receive	1-Month LIBOR GBP	6/1/2020	Term	114,587	16,295	36,876
B	Inchcape PLC	Receive	1-Month LIBOR GBP	6/1/2020	Term	695,776	88,887	(44,795)
A	Inchcape PLC	Receive	1-Month LIBOR GBP	6/1/2022	Term	282	33	(45)
B	Indivior PLC	Receive	1-Month LIBOR GBP	6/1/2020	Term	101,695	31,653	65,865
A	Indivior PLC	Receive	1-Month LIBOR GBP	6/1/2022	Term	347	109	232
B	Ingersoll-Rand PLC	Pay	1-Month LIBOR USD	7/25/2018	Term	341,866	(4,106)	(16,747)
A	Inghams Group PLC	Receive	1-Month LIBOR AUD	6/1/2022	Term	119,329	30,800	1,989
B	Inmarsat PLC	Receive	1-Month LIBOR GBP	6/1/2020	Term	4,724	1,400	849
A	International Business Machines Corp.	Pay	1-Month LIBOR USD	6/4/2018	Term	2,855,628	(19,495)	75,738
B	Interparfums S.A.	Receive	1-Month LIBOR EUR	6/1/2020	Term	55,440	1,727	16,487
A	Interparfums S.A.	Receive	1-Month LIBOR EUR	6/1/2022	Term	3,109	102	1,170
B	Iomart Group PLC	Receive	1-Month LIBOR GBP	6/1/2020	Term	15,746	5,251	7,191
A	Iomart Group PLC	Receive	1-Month LIBOR GBP	6/1/2022	Term	9	3	4
B	Ipsos S.A.	Receive	1-Month LIBOR EUR	6/1/2020	Term	298,394	9,156	(33,868)
B	Irish Continental Group PLC	Receive	1-Month LIBOR EUR	6/1/2020	Term	16,815	3,044	23
B	Jackpotjoy PLC	Receive	1-Month LIBOR GBP	6/1/2020	Term	66,303	8,413	8,444
B	Jacquet Metal Service S.A.	Receive	1-Month LIBOR EUR	6/1/2020	Term	96,994	3,850	9,839
A	Jacquet Metal Service S.A.	Receive	1-Month LIBOR EUR	6/1/2022	Term	4,071	157	305
B	Janus Henderson Group PLC	Receive	1-Month LIBOR USD	6/1/2020	Term	133,877	4,418	(106)
A	JB Hi-Fi Ltd.	Receive	1-Month LIBOR AUD	6/1/2022	Term	690,552	28,541	(4,607)
B	JD Sports Fashion PLC	Receive	1-Month LIBOR GBP	6/1/2020	Term	555,684	131,808	(76,074)
B	John Menzies PLC	Receive	1-Month LIBOR GBP	6/1/2020	Term	58,598	8,299	(6,213)
A	John Menzies PLC	Receive	1-Month LIBOR GBP	6/1/2022	Term	6,636	923	(709)
A	JP Morgan Chase & Co.	Pay	1-Month LIBOR USD	6/4/2018	Term	1,478,979	(13,519)	35,188

The accompanying Notes to the Financial Statements are an integral part of these Financial Statements.	(Continued)

Elements Portfolios	Annual Report	May 31, 2018

Schedule of Investments	as of May 31, 2018

ELEMENTS INTERNATIONAL SMALL CAP PORTFOLIO

COUNTERPARTY (a)	REFERENCE ENTITY	PAY/RECEIVE TOTAL RETURN ON REFERENCE ENTITY	BASE FINANCING RATE (b)	TERMINATION DATE	PAYMENT FREQUENCY	NOTIONAL VALUE	NUMBER OF UNITS	UNREALIZED APPRECIATION (DEPRECIATION)
B	Jupiter Fund Management PLC	Receive	1-Month LIBOR GBP	6/1/2020	Term	$64,558	12,500	$(6,530)
B	Just Eat PLC	Receive	1-Month LIBOR GBP	6/1/2020	Term	69,711	9,732	15,817
B	Kainos Group PLC	Receive	1-Month LIBOR GBP	6/1/2020	Term	8,362	3,543	8,248
A	Kainos Group PLC	Receive	1-Month LIBOR GBP	6/1/2022	Term	1,347	524	1,074
B	Kaufman & Broad S.A.	Receive	1-Month LIBOR EUR	6/1/2020	Term	106,552	2,710	6,860
B	KAZ Minerals PLC	Receive	1-Month LIBOR GBP	6/1/2020	Term	14,243	1,700	3,927
B	KCom Group PLC	Receive	1-Month LIBOR GBP	6/1/2020	Term	38,816	41,649	2,940
A	KCom Group PLC	Receive	1-Month LIBOR GBP	6/1/2022	Term	4,275	4,647	407
B	Keller Group PLC	Receive	1-Month LIBOR GBP	6/1/2020	Term	61,793	6,483	9,765
B	Kier Group PLC	Receive	1-Month LIBOR GBP	6/1/2020	Term	82,586	7,722	986
B	Kingspan Group PLC	Receive	1-Month LIBOR EUR	6/1/2020	Term	14,313	500	6,605
A	Kohl’s Corp.	Pay	1-Month LIBOR USD	6/4/2018	Term	626,354	(10,049)	(43,198)
A	L3 Technologies, Inc.	Pay	1-Month LIBOR USD	6/4/2018	Term	1,229,179	(6,230)	(9,009)
B	Latecoere S.A.	Receive	1-Month LIBOR EUR	6/1/2020	Term	94,638	19,918	4,371
B	LISI S.A.	Receive	1-Month LIBOR EUR	6/1/2020	Term	138,552	3,596	(18,015)
A	LISI S.A.	Receive	1-Month LIBOR EUR	6/1/2022	Term	1,606	42	(195)
B	LNA Sante S.A.	Receive	1-Month LIBOR EUR	6/1/2020	Term	12,115	200	(1,786)
B	Luceco PLC	Receive	1-Month LIBOR GBP	6/1/2020	Term	2,766	4,396	284
B	M6 Metropole Television	Receive	1-Month LIBOR EUR	6/1/2020	Term	342,701	16,233	(42,337)
A	Magellan Financial Group LTD	Receive	1-Month LIBOR AUD	6/1/2022	Term	785	33	(17)
B	Maisons Du Monde S.A.	Receive	1-Month LIBOR EUR	6/1/2020	Term	138,029	4,051	2,913
B	Majestic Wine PLC	Receive	1-Month LIBOR GBP	6/1/2020	Term	34,747	9,097	4,936
A	Majestic Wine PLC	Receive	1-Month LIBOR GBP	6/1/2022	Term	6,147	1,698	1,408
B	Manitou BF S.A.	Receive	1-Month LIBOR EUR	6/1/2020	Term	44,170	1,581	14,333
A	Manitou BF S.A.	Receive	1-Month LIBOR EUR	6/1/2022	Term	3,247	119	1,183
B	Marshalls PLC	Receive	1-Month LIBOR GBP	6/1/2020	Term	194,561	48,179	19,385
A	Marshalls PLC	Receive	1-Month LIBOR GBP	6/1/2022	Term	27,811	7,131	4,525
B	McCarthy & Stone PLC	Receive	1-Month LIBOR GBP	6/1/2020	Term	11,932	8,200	(1,676)
B	McDonald’s Corp.	Pay	1-Month LIBOR USD	7/25/2018	Term	1,024,850	(6,446)	(4,097)
B	Mersen S.A.	Receive	1-Month LIBOR EUR	6/1/2020	Term	77,026	2,854	32,508
A	Mersen S.A.	Receive	1-Month LIBOR EUR	6/1/2022	Term	16,872	659	8,624
A	Metcash Ltd.	Receive	1-Month LIBOR AUD	6/1/2022	Term	642,604	194,986	(58,501)
B	Metro Bank PLC	Receive	1-Month LIBOR GBP	6/1/2020	Term	72,211	2,132	(2,002)
B	MGM Resorts International	Pay	1-Month LIBOR USD	7/25/2018	Term	1,027,698	(28,413)	136,594
B	Micron Technology, Inc.	Pay	1-Month LIBOR USD	7/25/2018	Term	1,022,459	(20,858)	(176,281)
A	Mineral Resources Ltd.	Receive	1-Month LIBOR AUD	6/1/2022	Term	46,325	2,558	715
B	Mitie Group PLC	Receive	1-Month LIBOR GBP	6/1/2020	Term	284,634	109,698	(118,959)
B	Moneysupermarket.com Group PLC	Receive	1-Month LIBOR GBP	6/1/2020	Term	220,140	67,156	(3,668)
A	Moneysupermarket.com Group PLC	Receive	1-Month LIBOR GBP	6/1/2022	Term	71	21	(4)
A	Monsanto Co.	Pay	1-Month LIBOR USD	6/4/2018	Term	2,312,544	(18,490)	(39,692)
B	Morgan Advanced Materials PLC	Receive	1-Month LIBOR GBP	6/1/2020	Term	23,479	7,767	4,939
B	National Express Group PLC	Receive	1-Month LIBOR GBP	6/1/2020	Term	42,185	11,435	6,434
B	Naturex S.A.	Receive	1-Month LIBOR EUR	6/1/2020	Term	86	1	56
B	Neopost S.A.	Receive	1-Month LIBOR EUR	6/1/2020	Term	218,708	6,392	(70,711)
B	Nex Group PLC	Receive	1-Month LIBOR GBP	6/1/2020	Term	363,826	54,907	268,581
B	Nexans S.A.	Receive	1-Month LIBOR EUR	6/1/2020	Term	35,259	800	(5,003)
B	Nexity S.A.	Receive	1-Month LIBOR EUR	6/1/2020	Term	58,589	1,121	(3,263)
A	Northern Star Resources Ltd.	Receive	1-Month LIBOR AUD	6/1/2022	Term	1,319	212	8

The accompanying Notes to the Financial Statements are an integral part of these Financial Statements.	(Continued)

Elements Portfolios	Annual Report	May 31, 2018

Schedule of Investments	as of May 31, 2018

ELEMENTS INTERNATIONAL SMALL CAP PORTFOLIO

COUNTERPARTY (a)	REFERENCE ENTITY	PAY/RECEIVE TOTAL RETURN ON REFERENCE ENTITY	BASE FINANCING RATE (b)	TERMINATION DATE	PAYMENT FREQUENCY	NOTIONAL VALUE	NUMBER OF UNITS	UNREALIZED APPRECIATION (DEPRECIATION)
B	Northgate PLC	Receive	1-Month LIBOR GBP	6/1/2020	Term	$23,384	5,037	$(2,277)
B	Norwegian Cruise Line Holdings Ltd.	Pay	1-Month LIBOR USD	7/25/2018	Term	1,398,093	(24,636)	112,025
B	Ocado Group PLC	Receive	1-Month LIBOR GBP	6/1/2020	Term	586	200	1,604
B	Oeneo S.A.	Receive	1-Month LIBOR EUR	6/1/2020	Term	656	62	(11)
B	Onesavings Bank PLC	Receive	1-Month LIBOR GBP	6/1/2020	Term	10,355	2,600	492
B	Origin Enterprises PLC	Receive	1-Month LIBOR EUR	6/1/2020	Term	72,560	12,239	(6,320)
A	Origin Enterprises PLC	Receive	1-Month LIBOR EUR	6/1/2022	Term	3,932	574	(838)
B	Oxford Instruments PLC	Receive	1-Month LIBOR GBP	6/1/2020	Term	27,315	2,585	(4,722)
A	Pact Group Holdings Ltd.	Receive	1-Month LIBOR AUD	6/1/2022	Term	60,845	10,631	(513)
B	Pagegroup PLC	Receive	1-Month LIBOR GBP	6/1/2020	Term	349,169	70,923	49,000
A	Pagegroup PLC	Receive	1-Month LIBOR GBP	6/1/2022	Term	224	47	46
B	Paragon Banking Group Plc	Receive	1-Month LIBOR GBP	6/1/2020	Term	118,475	25,432	10,059
B	Pendragon PLC	Receive	1-Month LIBOR GBP	6/1/2020	Term	18,724	63,579	(2,182)
B	Permanent tsb Group Holdings PLC	Receive	1-Month LIBOR EUR	6/1/2020	Term	590	236	(203)
B	Petrofac Ltd.	Receive	1-Month LIBOR GBP	6/1/2020	Term	125,255	27,520	52,705
B	Pets at Home Group PLC	Receive	1-Month LIBOR GBP	6/1/2020	Term	227,287	146,429	(50,426)
A	Pets at Home Group PLC	Receive	1-Month LIBOR GBP	6/1/2022	Term	27,594	17,355	(6,325)
B	Phoenix Group Holdings	Receive	1-Month LIBOR GBP	6/1/2020	Term	145,587	18,652	(1,496)
B	Photo-Me International PLC	Receive	1-Month LIBOR GBP	6/1/2020	Term	10,272	6,300	(3,932)
B	Pierre et Vacances S.A.	Receive	1-Month LIBOR EUR	6/1/2020	Term	8,266	181	(2,061)
A	Pierre et Vacances S.A.	Receive	1-Month LIBOR EUR	6/1/2022	Term	765	16	(221)
B	Plastiques du Val de Loire S.A.	Receive	1-Month LIBOR EUR	6/1/2020	Term	49,666	2,345	(7,278)
A	Platinum Asset Management Ltd.	Receive	1-Month LIBOR AUD	6/1/2022	Term	148,292	24,391	(186)
B	Playtech PLC	Receive	1-Month LIBOR GBP	6/1/2020	Term	74,186	9,562	1,699
B	Plus 500 Ltd.	Receive	1-Month LIBOR GBP	6/1/2020	Term	116,342	23,556	386,755
A	Plus 500 Ltd.	Receive	1-Month LIBOR GBP	6/1/2022	Term	20,947	4,310	71,241
B	Polypipe Group PLC	Receive	1-Month LIBOR GBP	6/1/2020	Term	75,127	18,247	(4,326)
A	Procter & Gamble Co.	Pay	1-Month LIBOR USD	6/4/2018	Term	4,536,354	(62,304)	(13,604)
B	PZ Cussons PLC	Receive	1-Month LIBOR GBP	6/1/2020	Term	8,680	3,582	(206)
B	Qinetiq Group PLC	Receive	1-Month LIBOR GBP	6/1/2020	Term	15,468	6,400	2,272
B	Rank Group PLC	Receive	1-Month LIBOR GBP	6/1/2020	Term	31,838	14,473	(5,451)
B	Redcentric PLC	Receive	1-Month LIBOR GBP	6/1/2020	Term	54,453	64,752	13,474
A	Redcentric PLC	Receive	1-Month LIBOR GBP	6/1/2022	Term	2,919	3,394	619
B	Redde PLC	Receive	1-Month LIBOR GBP	6/1/2020	Term	127,602	79,146	21,587
A	Redde PLC	Receive	1-Month LIBOR GBP	6/1/2022	Term	6,017	3,478	572
B	Redrow PLC	Receive	1-Month LIBOR GBP	6/1/2020	Term	263,251	46,185	30,860
A	Redrow PLC	Receive	1-Month LIBOR GBP	6/1/2022	Term	449	78	47
A	Regeneron Pharmaceuticals, Inc.	Pay	1-Month LIBOR USD	6/4/2018	Term	857,757	(2,740)	36,549
B	Renishaw PLC	Receive	1-Month LIBOR GBP	6/1/2020	Term	96,556	2,532	52,836
B	Restaurant Group PLC	Receive	1-Month LIBOR GBP	6/1/2020	Term	159,165	50,764	1,024
A	Restaurant Group PLC	Receive	1-Month LIBOR GBP	6/1/2022	Term	66	21	4
B	RHI Magnesita N.V.	Receive	1-Month LIBOR GBP	6/1/2020	Term	4,141	100	1,266
B	Rightmove PLC	Receive	1-Month LIBOR GBP	6/1/2020	Term	4,341	100	798
A	Rockwell Collins, Inc.	Pay	1-Month LIBOR USD	6/4/2018	Term	1,283,051	(9,647)	(44,195)
B	Rotork PLC	Receive	1-Month LIBOR GBP	6/1/2020	Term	49,837	20,753	26,663
A	Rotork PLC	Receive	1-Month LIBOR GBP	6/1/2022	Term	118	49	62

The accompanying Notes to the Financial Statements are an integral part of these Financial Statements.	(Continued)

Elements Portfolios	Annual Report	May 31, 2018

Schedule of Investments	as of May 31, 2018

ELEMENTS INTERNATIONAL SMALL CAP PORTFOLIO

COUNTERPARTY (a)	REFERENCE ENTITY	PAY/RECEIVE TOTAL RETURN ON REFERENCE ENTITY	BASE FINANCING RATE (b)	TERMINATION DATE	PAYMENT FREQUENCY	NOTIONAL VALUE	NUMBER OF UNITS	UNREALIZED APPRECIATION (DEPRECIATION)
B	Royal Caribbean Cruises Ltd.	Pay	1-Month LIBOR USD	7/25/2018	Term	$1,027,232	(8,581)	$128,882
B	RPS Group PLC	Receive	1-Month LIBOR GBP	6/1/2020	Term	63,762	23,483	(685)
A	RPS Group PLC	Receive	1-Month LIBOR GBP	6/1/2022	Term	143	53	1
B	Rubis SCA	Receive	1-Month LIBOR EUR	6/1/2020	Term	150,570	2,910	32,836
A	Rubis SCA	Receive	1-Month LIBOR EUR	6/1/2022	Term	105	2	21
B	Saga PLC	Receive	1-Month LIBOR GBP	6/1/2020	Term	24,844	20,818	3,554
A	Sandfire Resources NL	Receive	1-Month LIBOR AUD	6/1/2022	Term	335,150	39,106	3,526
B	Sartorius Stedim Biotech	Receive	1-Month LIBOR EUR	6/1/2020	Term	108,532	1,636	35,850
B	Savills PLC	Receive	1-Month LIBOR GBP	6/1/2020	Term	136,608	15,098	16,343
B	Senior PLC	Receive	1-Month LIBOR GBP	6/1/2020	Term	126,649	43,572	14,306
B	Showroomprive	Receive	1-Month LIBOR EUR	6/1/2020	Term	14,629	605	(12,393)
B	SIG PLC	Receive	1-Month LIBOR GBP	6/1/2020	Term	341,905	227,755	(47,542)
A	Sigma Healthcare Ltd.	Receive	1-Month LIBOR AUD	6/1/2022	Term	80,466	104,155	980
B	Smurfit Kappa Group PLC	Receive	1-Month LIBOR EUR	6/1/2020	Term	62,794	2,333	25,404
B	Softcat PLC	Receive	1-Month LIBOR GBP	6/1/2020	Term	128,993	29,949	140,484
B	Solutions 30 SE	Receive	1-Month LIBOR EUR	6/1/2020	Term	49,648	1,363	6,248
B	Sopra Steria Group	Receive	1-Month LIBOR EUR	6/1/2020	Term	103,596	732	25,112
B	Spectris PLC	Receive	1-Month LIBOR GBP	6/1/2020	Term	175,322	6,818	23,330
A	Spectris PLC	Receive	1-Month LIBOR GBP	6/1/2022	Term	205	8	31
B	SPIE S.A.	Receive	1-Month LIBOR EUR	6/1/2020	Term	108,716	4,398	(39,691)
B	Spirax-Sarco Engineering PLC	Receive	1-Month LIBOR GBP	6/1/2020	Term	70,903	1,272	10,846
B	Sports Direct International PLC	Receive	1-Month LIBOR GBP	6/1/2020	Term	216,647	57,386	20,880
B	SRP Group S.A.	Receive	1-Month LIBOR GBP	6/1/2020	Term	69,322	13,703	30,685
A	St. Barbara Ltd.	Receive	1-Month LIBOR AUD	6/1/2022	Term	14,262	3,176	694
B	Staffline Group PLC	Receive	1-Month LIBOR GBP	6/1/2020	Term	25,701	2,090	(6,405)
B	Stagecoach Group PLC	Receive	1-Month LIBOR GBP	6/1/2020	Term	66,340	39,567	(7,207)
B	Stallergenes Greer PLC	Receive	1-Month LIBOR EUR	6/1/2020	Term	1,762	48	(604)
B	Stock Spirits Group PLC	Receive	1-Month LIBOR GBP	6/1/2020	Term	92,674	41,121	11,120
A	Stock Spirits Group PLC	Receive	1-Month LIBOR GBP	6/1/2022	Term	1,530	950	1,088
A	Super Retail Group Ltd.	Receive	1-Month LIBOR AUD	6/1/2022	Term	245,828	29,708	4,824
B	Stockland Corp. Ltd.	Receive	1-Month LIBOR GBP	6/1/2020	Term	122,713	8,309	(25,858)
A	SuperDry PLC	Receive	1-Month LIBOR GBP	6/1/2022	Term	47	3	(14)
B	Synergie S.A.	Receive	1-Month LIBOR EUR	6/1/2020	Term	49,756	1,135	5,639
A	Synergie S.A.	Receive	1-Month LIBOR EUR	6/1/2022	Term	2,057	50	422
B	Synthomer PLC	Receive	1-Month LIBOR GBP	6/1/2020	Term	40,298	8,088	4,971
B	Talktalk Telecom Group PLC	Receive	1-Month LIBOR GBP	6/1/2020	Term	281,019	178,792	(103,384)
A	Talktalk Telecom Group PLC	Receive	1-Month LIBOR GBP	6/1/2022	Term	3,214	1,859	(1,391)
B	Tarkett S.A.	Receive	1-Month LIBOR EUR	6/1/2020	Term	34,168	888	(15,104)
B	Tate & Lyle PLC	Receive	1-Month LIBOR GBP	6/1/2020	Term	6,467	1,200	2,370
B	Technicolor S.A.	Receive	1-Month LIBOR EUR	6/1/2020	Term	159,474	45,474	(106,910)
B	Ted Baker PLC	Receive	1-Month LIBOR GBP	6/1/2020	Term	5,146	200	(255)
B	Telecom Plus PLC	Receive	1-Month LIBOR GBP	6/1/2020	Term	95,461	7,389	(21,792)
B	Television Francaise 1 S.A.	Receive	1-Month LIBOR EUR	6/1/2020	Term	30,854	2,500	(8,013)
B	Telford Homes PLC	Receive	1-Month LIBOR GBP	6/1/2020	Term	30,666	7,481	5,616
B	Telit Communications PLC	Receive	1-Month LIBOR GBP	6/1/2020	Term	147,988	43,341	(104,699)
A	Telit Communications PLC	Receive	1-Month LIBOR GBP	6/1/2022	Term	19,894	5,604	(14,539)

The accompanying Notes to the Financial Statements are an integral part of these Financial Statements.	(Continued)

Elements Portfolios	Annual Report	May 31, 2018

Schedule of Investments	as of May 31, 2018

ELEMENTS INTERNATIONAL SMALL CAP PORTFOLIO

COUNTERPARTY (a)	REFERENCE ENTITY	PAY/RECEIVE TOTAL RETURN ON REFERENCE ENTITY	BASE FINANCING RATE (b)	TERMINATION DATE	PAYMENT FREQUENCY	NOTIONAL VALUE	NUMBER OF UNITS	UNREALIZED APPRECIATION (DEPRECIATION)
B	Thomas Cook Group PLC	Receive	1-Month LIBOR GBP	6/1/2020	Term	$37,546	31,485	$(2,882)
B	TP ICAP PLC	Receive	1-Month LIBOR GBP	6/1/2020	Term	26,223	4,988	(6,525)
B	Trigano S.A.	Receive	1-Month LIBOR EUR	6/1/2020	Term	64,496	659	56,282
A	Trigano S.A.	Receive	1-Month LIBOR EUR	6/1/2022	Term	10,580	107	9,021
B	UDG Healthcare PLC	Receive	1-Month LIBOR GBP	6/1/2020	Term	64,439	7,807	8,105
B	Ultra Electronics Holdings PLC	Receive	1-Month LIBOR GBP	6/1/2020	Term	47,751	3,151	4,692
B	Vedanta Resources PLC	Receive	1-Month LIBOR GBP	6/1/2020	Term	200,253	27,332	(3,632)
B	Vesuvius PLC	Receive	1-Month LIBOR GBP	6/1/2020	Term	49,862	8,941	9,683
B	Vicat S.A.	Receive	1-Month LIBOR EUR	6/1/2020	Term	263,031	4,162	(17,054)
B	Victrex PLC	Receive	1-Month LIBOR GBP	6/1/2020	Term	100,718	5,213	68,632
A	Victrex PLC	Receive	1-Month LIBOR GBP	6/1/2022	Term	20	1	12
B	Virbac S.A.	Receive	1-Month LIBOR EUR	6/1/2020	Term	132,652	1,009	(9,011)
B	Virgin Money Holdings (UK) PLC	Receive	1-Month LIBOR GBP	6/1/2020	Term	28,602	10,056	8,145
A	Virtus Health Ltd.	Receive	1-Month LIBOR AUD	6/1/2022	Term	4,411	763	(146)
B	Watkins Jones PLC	Receive	1-Month LIBOR GBP	6/1/2020	Term	10,972	5,590	1,848
A	Western Digital Corp.	Pay	1-Month LIBOR USD	6/4/2018	Term	1,609,269	(19,897)	(49,199)
B	Wetherspoon PLC	Receive	1-Month LIBOR GBP	6/1/2020	Term	44,981	4,389	11,511
B	WH Smith PLC	Receive	1-Month LIBOR GBP	6/1/2020	Term	456,378	23,609	6,780
A	WH Smith PLC	Receive	1-Month LIBOR GBP	6/1/2022	Term	1,107	62	152
A	Whitehaven Coal Ltd.	Receive	1-Month LIBOR AUD	6/1/2022	Term	720,726	155,186	71,832
B	William Hill PLC	Receive	1-Month LIBOR GBP	6/1/2020	Term	406,903	141,762	74,344
B	Worldline S.A.	Receive	1-Month LIBOR EUR	6/1/2020	Term	86,839	2,467	40,691

						$69,497,929		$2,119,535

(a)	See Note 2.
(b)	The swaps accrue financing fees according to the relevant base financing rate, which resets periodically, plus a fixed spread.

The accompanying Notes to the Financial Statements are an integral part of these Financial Statements.

Elements Portfolios	Annual Report	May 31, 2018

Schedule of Investments	as of May 31, 2018

ELEMENTS EMERGING MARKETS PORTFOLIO

	SHARES	FAIR VALUE
COMMON STOCKS - 91.4%

Bermuda - 0.3%
Haier Electronics Group Co., Ltd.	206,000	$740,667
Sihuan Pharmaceutical Holdings Group Ltd.	374,000	96,800

		837,467

Cayman Islands - 1.8%
3SBIO, Inc. (a)(b) (Cost: $16,147; Acquisition Date: 10/31/2017)	9,000	25,761
58.com, Inc. - ADR (a)	100	8,122
Autohome, Inc. - ADR	2,900	326,888
China Medical System Holdings Ltd.	61,000	146,994
China Mengniu Dairy Co., Ltd.	226,000	821,221
Ctrip.com International Ltd. - ADR (a)	2,800	126,252
ENN Energy Holdings Ltd.	14,000	144,138
JD.com, Inc. - ADR (a)	2,200	77,396
Kingsoft Corp. Ltd.	116,000	366,050
Momo, Inc. - ADR (a)	400	18,368
NetEase, Inc. - ADR	900	205,488
New Oriental Education & Technology Group, Inc. - ADR	600	59,682
SINA Corp. (a)	1,800	163,476
Sino Biopharmaceutical Ltd.	571,000	1,444,390
Vipshop Holdings Ltd. - ADR (a)	13,600	158,848
Want Want China Holdings Ltd.	932,000	924,490
Weibo Corp. - ADR (a)(c)	400	40,764
YY, Inc. - ADR (a)	100	11,653

		5,069,981

China - 6.2%
Agricultural Bank of China Ltd.	950,000	491,764
Anhui Conch Cement Co., Ltd.	195,500	1,198,943
AviChina Industry & Technology Co., Ltd.	357,000	238,510
Bank of China Ltd.	2,576,000	1,346,593
Bank of Communications Co., Ltd.	342,000	270,785
Beijing Capital International Airport Co., Ltd.	162,000	239,596
CGN Power Co., Ltd. (b) (Cost: $6,480; Acquisition Date: 10/31/2017)	22,000	6,255
China Cinda Asset Management Co., Ltd.	502,000	181,773
China Communications Constrcution Co., Ltd.	100,000	107,354
China Construction Bank Corp.	880,000	888,617
China Merchants Bank Co., Ltd.	119,000	490,068
China National Building Material Co., Ltd	548,000	627,428
China Pacific Insurance Group Co., Ltd.	7,000	30,256
China Petroleum & Chemical Corp.	454,000	443,974
China Railway Construction Corp. Ltd.	16,500	18,702
China Railway Group Ltd.	135,000	108,954
China Shenhua Energy Co., Ltd.	70,500	184,268
China Southern Airlines Co., Ltd.	286,000	282,966
China Vanke Co., Ltd.	60,100	214,938
CNOOC Ltd.	1,197,000	2,014,535
Fuyao Glass Industry Group Co., Ltd. (b) (Cost: $435,071; Original Acquisition Date: 07/25/2017)	128,800	477,055
Great Wall Motor Co., Ltd.	212,500	207,266
Guangzhou Automobile Group Co., Ltd.	154,000	261,143
Huaneng Power International, Inc.	180,000	139,076

	SHARES	FAIR VALUE
China - 6.2% (continued)
Industrial & Commercial Bank of China Ltd.	66,000	$54,697
Jiangsu Expressway Co., Ltd.	190,000	286,822
Jiangxi Copper Co., Ltd.	228,000	331,395
PetroChina Co., Ltd.	366,000	302,853
PICC Property & Casualty Co., Ltd.	266,000	468,702
Ping An Insurance Group Co of China Ltd.	121,000	1,186,365
Shanghai Fosun Pharmaceutical Group Co., Ltd.	42,000	269,087
Sinopec Shanghai Petrochemical Co., Ltd.	1,006,000	742,648
Sinopharm Group Co., Ltd.	95,600	424,783
The People’s Insurance Co. Group of China Ltd.	433,000	204,818
Tsingtao Brewery Co., Ltd.	134,000	849,118
Weichai Power Co., Ltd.	232,000	311,179
Yanzhou Coal Mining Co., Ltd.	234,000	337,730
Zhejiang Expressway Co., Ltd.	136,000	136,118
Zhuzhou CRRC Times Electric Co., Ltd.	62,400	314,259
Zijin Mining Group Co., Ltd.	436,000	181,778
ZTE Corp. (a)(b)(d)	24,800	70,828

		16,943,999

Curacao - 3.0%
Schlumberger Ltd.	122,197	8,391,268

Hong Kong - 6.2%
Air China Ltd.	586,000	679,154
Aluminum Corp of China Ltd. (a)	166,000	87,411
ANTA Sports Products Ltd.	85,000	489,851
Beijing Enterprises Holdings Ltd.	25,500	140,940
China CITIC Bank Corp. Ltd.	523,000	355,415
China Communications Services Corp. Ltd.	132,000	84,991
China Mobile Ltd.	290,500	2,592,692
China Overseas Land & Investment Ltd.	82,000	274,442
China Resources Beer Holdings Co., Ltd.	220,000	1,068,696
China Resources Gas Group Ltd.	94,000	357,150
China Taiping Insurance Holdings Co., Ltd.	141,400	507,498
China Telecom Corp. Ltd.	1,300,000	606,640
China Unicom Hong Kong Ltd.	48,000	65,239
CITIC Ltd.	312,000	463,831
Country Garden Holdings Co., Ltd.	153,000	300,023
CRRC Corp. Ltd.	615,000	549,667
CSPC Pharmaceutical Group Ltd.	134,000	419,433
Dongfeng Motor Group Co., Ltd.	378,000	431,342
Fosun International Ltd.	70,000	153,866
Geely Automobile Holdings Ltd.	241,000	683,681
GOME Electrical Appliances Holding Ltd. (a)	2,890,000	324,255
Guangdong Investment Ltd.	132,000	222,491
Haitian International Holdings Ltd.	103,000	292,196
Hengan International Group Co., Ltd.	19,000	180,959
Kunlun Energy Co., Ltd.	208,000	189,351
Lenovo Group Ltd.	940,000	498,572
Longfor Properties Co., Ltd.	62,500	187,264
New China Life Insurance Co., Ltd.	9,300	42,212
Nine Dragons Paper Holdings Ltd.	168,000	267,320
Shandong Weigao Group Medical Polymer Co., Ltd.	184,000	158,354
Shanghai Industrial Holdings Ltd.	46,000	122,284
Shanghai Pharmaceuticals Holding Co., Ltd.	146,500	452,956

The accompanying Notes to the Financial Statements are an integral part of these Financial Statements.	(Continued)

Elements Portfolios	Annual Report	May 31, 2018

Schedule of Investments	as of May 31, 2018

ELEMENTS EMERGING MARKETS PORTFOLIO

	SHARES	FAIR VALUE
Hong Kong - 6.2% (continued)
Shenzhou International Group Holdings Ltd.	35,000	$409,654
Sino-Ocean Group Holding Ltd.	389,500	263,203
Sun Art Retail Group Ltd.	1,074,000	1,265,269
Sunac China Holdings Ltd.	52,000	197,904
Tingyi Cayman Islands Holding Corp.	564,000	1,262,730
TravelSky Technology Ltd.	116,000	339,428

		16,988,364

Mexico - 0.2%
America Movil S.A.B de C.V.	69,035	53,547
Cemex S.A.B de C.V. (a)	3,900	2,323
Coca-Cola Femsa S.A.B de C.V.	66,657	389,655
Grupo Aeroportuario del Pacifico S.A.B de C.V.	3,900	33,262
Grupo Aeroportuario del Sureste S.A.B de C.V.	545	8,648
Grupo Financiero Banorte S.A.B de C.V.	1,100	5,827
Grupo Televisa S.A.B	5,600	18,742
Infraestructura Energetica Nova S.A.B de C.V.	2,200	9,183
Mexichem S.A.B de C.V.	2,800	7,895
Wal-Mart de Mexico S.A.B de C.V.	38,400	96,709

		625,791

Russian Federation - 0.1%
Mobil’nye Tlesistemy PAO - ADR	13,100	125,498

South Africa - 2.9%
Anglo American Platinum Ltd.	3,595	94,885
AngloGold Ashanti Ltd.	4,087	34,667
Barclays Africa Group Ltd.	9,700	123,197
Bid Corp. Ltd.	12,894	257,191
Capitec Bank Holdings Ltd.	510	35,033
Discovery Ltd.	2,800	33,906
Imperial Holdings Ltd.	23,425	375,610
Investec Ltd.	12,609	91,254
Kumba Iron Ore Ltd.	10,738	244,764
Liberty Holdings Ltd.	6,923	66,059
Mondi Ltd.	26,613	733,206
Mr Price Group Ltd.	20,847	411,044
Netcare Ltd.	9,270	21,562
Pick n Pay Stores Ltd.	73,786	435,877
Pioneer Foods Group Ltd.	13,120	110,793
PSG Group Ltd.	600	10,264
Rand Merchant Investment Holdings Ltd.	11,170	33,694
RMB Holdings Ltd.	41,808	238,532
Sanlam Ltd.	90,563	541,030
Sappi Ltd.	31,961	208,964
Shoprite Holdings Ltd.	26,047	478,933
Standard Bank Group Ltd.	77,986	1,270,565
Telkom S.A. SOC Ltd.	5,071	20,650
The Bidvest Group Ltd.	28,704	455,476
The Foschini Group Ltd.	13,248	191,737
The SPAR Group Ltd.	31,009	469,520
Tiger Brands Ltd.	11,526	304,131
Truworths International Ltd.	40,073	264,677
Vodacom Group Ltd.	158	1,781
Woolworths Holdings Ltd.	92,870	425,612

		7,984,614

	SHARES	FAIR VALUE
United States - 69.2%
Adobe Systems, Inc. (a)	24,492	$6,105,366
Affiliated Managers Group, Inc.	4,995	795,504
Aflac, Inc.	34,160	1,539,250
Align Technology, Inc. (a)	9,000	2,987,550
Allstate Corp.	14,431	1,349,010
Alphabet, Inc. - Class A (a)	2,684	2,952,400
Amazon.com, Inc. (a)	5,948	9,692,980
Apple, Inc.	36,519	6,824,306
Arrow Electronics, Inc. (a)	12,297	911,454
Autodesk, Inc. (a)	37,000	4,776,700
Automatic Data Processing, Inc.	42,500	5,525,850
Berkshire Hathaway, Inc. (a)	14,700	2,815,491
Best Buy Co., Inc.	7,071	482,596
Biogen, Inc. (a)	7,500	2,204,700
Boeing Co.	4,273	1,504,780
Broadcom, Inc.	17,500	4,411,225
CA, Inc.	30,357	1,084,959
CBRE Group, Inc. (a)	93,825	4,333,777
Chevron Corp.	13,516	1,680,039
Church & Dwight Co., Inc.	15,371	721,668
Cisco Systems, Inc.	36,408	1,554,986
Citigroup, Inc.	66,365	4,425,882
Colgate-Palmolive Co.	31,000	1,955,790
Dell Technologies, Inc. - Class V (a)	10,999	887,179
Dollar General Corp.	25,000	2,187,000
Dr. Pepper Snapple Group, Inc.	41,000	4,891,300
Duke Energy Corp.	10,116	780,550
eBay, Inc. (a)	131,000	4,941,320
Electronic Arts, Inc. (a)	7,800	1,021,098
Exelixis, Inc. (a)	35,353	732,868
Express Scripts Holding Co. (a)	10,803	818,975
Exxon Mobil Corp.	40,045	3,253,256
Facebook, Inc. (a)	35,946	6,893,724
Fidelity National Financial, Inc.	27,283	1,008,380
FLIR Systems, Inc.	24,209	1,304,865
Fortune Brands Home & Security, Inc.	17,292	971,292
Gilead Sciences, Inc.	60,000	4,044,000
Home Depot, Inc.	10,000	1,865,500
HP, Inc.	54,182	1,193,629
Intel Corp.	78,391	4,327,183
Intercontinental Exchange, Inc.	59,500	4,217,955
International Business Machines Corp.	18,420	2,602,930
IQVIA Holdings, Inc. (a)	49,000	4,847,570
Johnson & Johnson	26,960	3,224,955
JP Morgan Chase & Co.	40,239	4,305,975
Kohl’s Corp.	4,910	327,742
L3 Technologies, Inc.	18,544	3,677,832
Lear Corp.	6,917	1,369,566
Leidos Holdings, Inc.	15,755	946,245
Lincoln National Corp.	13,834	917,056
LKQ Corp. (a)	29,204	927,811
ManpowerGroup, Inc.	8,838	795,420
Microsoft Corp.	58,526	5,784,710
Mohawk Industries, Inc. (a)	15,000	3,060,600
Monsanto Co.	9,035	1,151,601
Morgan Stanley	27,100	1,358,794
Oracle Corp.	29,839	1,394,078

The accompanying Notes to the Financial Statements are an integral part of these Financial Statements.	(Continued)

Elements Portfolios	Annual Report	May 31, 2018

Schedule of Investments	as of May 31, 2018

ELEMENTS EMERGING MARKETS PORTFOLIO

	SHARES	FAIR VALUE
United States - 69.2% (continued)
PepsiCo., Inc.	13,701	$1,373,525
Pfizer, Inc.	40,344	1,449,560
PG&E Corp.	91,200	3,951,696
Pinnacle West Capital Corp.	13,065	1,040,105
Praxair, Inc.	21,000	3,281,460
Procter & Gamble Co.	46,892	3,431,088
Raytheon Co.	16,500	3,456,750
Regeneron Pharmaceuticals, Inc. (a)	1,370	411,438
Robert Half International, Inc.	21,135	1,345,877
Rockwell Collins, Inc.	28,714	3,948,462
Torchmark Corp.	12,681	1,075,729
Universal Health Services, Inc.	10,375	1,192,918
Valero Energy Corp.	43,000	5,211,600
Walt Disney Co.	13,396	1,332,500
Waste Management, Inc.	10,214	844,800
Western Digital Corp.	49,500	4,133,745
Yum China Holdings, Inc.	15,055	591,662

		190,742,137

Virgin Islands (UK) - 1.5%
Michael Kors Holdings Ltd. (a)	72,000	4,132,080

TOTAL COMMON STOCKS (Cost $243,537,827)		251,841,199

REAL ESTATE INVESTMENT TRUSTS - 0.9%

United States - 0.9%
Park Hotels & Resorts, Inc.	33,047	1,064,775
Simon Property Group, Inc.	8,960	1,435,571

TOTAL REAL ESTATE INVESTMENT TRUSTS (Cost $2,426,739)		2,500,346

SHORT-TERM INVESTMENTS - 5.9%

Money Market Funds - 3.7%
Fidelity Institutional Money Market Funds - Government Portfolio - Institutional Class - 1.64% (e)	3,440,826	3,440,826
Morgan Stanley Institutional Liquidity Funds - Government Portfolio - Institutional Class - 1.66% (e)	3,415,181	3,415,181
Short-Term Investments Trust - Treasury Portfolio - Institutional Class - 1.64% (e)	3,440,826	3,440,826

		10,296,833

	PRINCIPAL AMOUNT	FAIR VALUE
U.S. Treasury Bills - 2.2%
1.722%, 06/28/2018 (f)	$6,000,000	5,992,363

TOTAL SHORT-TERM INVESTMENTS (Cost $16,289,196)		16,289,196

	SHARES	FAIR VALUE
INVESTMENTS PURCHASED WITH THE CASH PROCEEDS FROM SECURITIES LENDING - 0.0% (g)
BlackRock Liquidity Funds FedFund Portfolio, 1.64% (e)	4,466	$4,276
Morgan Stanley Institutional Liquidity Funds - Prime Portfolio, 1.97% (e)	38,699	37,047

TOTAL INVESTMENTS PURCHASED WITH THE CASH PROCEEDS FROM SECURITIES LENDING (Cost $41,323)		41,323

TOTAL INVESTMENTS (Cost $262,295,085) - 98.2%		270,672,064

OTHER ASSETS IN EXCESS OF LIABILITIES - 1.8%		4,897,831

TOTAL NET ASSETS - 100.0%		$275,569,895

Percentages are stated as a percent of net assets.

ADR - American Depository Receipt

(a)	Non-income producing security.
(b)

Although security is restricted as to resale, the Portfolio’s Adviser has determined this security to be liquid based upon procedures approved by the Board of Trustees. The aggregate value of these securities as of May 31, 2018 was $579,899, which represents 0.2% of net assets.

(c)	This security or a portion of this security was out on loan as of May 31, 2018. Total loaned securities had a market value of $40,356 as of May 31, 2018.
(d)	Value is determined using significant unobservable inputs.
(e)	Rate shown is the 7-day effective yield.
(f)	Rate shown is the effective yield based on purchase price. The calculation assumes the security is held to maturity.
(g)	Rounds to zero.

The accompanying Notes to the Financial Statements are an integral part of these Financial Statements.	(Continued)

Elements Portfolios	Annual Report	May 31, 2018

Schedule of Investments	as of May 31, 2018

ELEMENTS EMERGING MARKETS PORTFOLIO

Open Futures Contracts

DESCRIPTION	NUMBER OF CONTRACTS PURCHASED	NOTIONAL VALUE	VALUE/ UNREALIZED APPRECIATION (DEPRECIATION)
FUTURES CONTRACTS PURCHASED
Mini MSCI Emerging Markets Index, June 2018 Settlement	2,593	$145,428,405	$(11,025,729)
FTSE China A50 Index, June 2018 Settlement	125	1,538,438	6,987

TOTAL FUTURES CONTRACTS PURCHASED		$146,966,843	$(11,018,742)

Total Return Swaps

COUNTERPARTY (a)	REFERENCE ENTITY	PAY/RECEIVE TOTAL RETURN ON REFERENCE ENTITY	BASE FINANCING RATE (b)	TERMINATION DATE	PAYMENT FREQUENCY	NOTIONAL VALUE	NUMBER OF UNITS	UNREALIZED APPRECIATION (DEPRECIATION)
A	Acer, Inc.	Receive	1-Month LIBOR USD	6/1/2022	Term	$211,947	430,000	$136,354
A	Adobe Systems, Inc.	Pay	1-Month LIBOR USD	6/8/2018	Term	1,467,517	6,492	(148,635)
A	Adobe Systems, Inc.	Pay	1-Month LIBOR USD	7/5/2018	Term	4,453,200	18,000	(33,840)
A	Advantech Co., Ltd.	Receive	1-Month LIBOR USD	6/1/2022	Term	52,844	7,000	(6,428)
A	Affiliated Managers Group, Inc.	Pay	1-Month LIBOR USD	6/13/2018	Term	815,584	4,995	19,642
A	Aflac, Inc.	Pay	1-Month LIBOR USD	6/8/2018	Term	1,518,412	34,160	(27,469)
A	Align Technology, Inc.	Pay	1-Month LIBOR USD	7/5/2018	Term	2,983,050	9,000	(4,500)
A	Allstate Corp.	Pay	1-Month LIBOR USD	6/8/2018	Term	1,357,236	14,431	3,599
A	Alphabet, Inc. — Class A	Pay	1-Month LIBOR USD	6/4/2018	Term	911,802	884	(58,883)
A	Alphabet, Inc. —Class A	Pay	1-Month LIBOR USD	6/13/2018	Term	1,905,462	1,800	(72,061)
A	Amazon.com, Inc.	Pay	1-Month LIBOR USD	6/4/2018	Term	1,613,508	1,026	(55,447)
A	Amazon.com, Inc.	Pay	1-Month LIBOR USD	6/8/2018	Term	1,606,661	1,022	(56,430)
A	Amazon.com, Inc.	Pay	1-Month LIBOR USD	6/13/2018	Term	2,547,824	1,600	(56,256)
A	Amazon.com, Inc.	Pay	1-Month LIBOR USD	7/5/2018	Term	3,737,247	2,300	(10,879)
A	Ambev S.A.	Receive	1-Month LIBOR USD	6/1/2022	Term	72,119	12,000	(6,579)
A	Amorepacific Corp.	Receive	1-Month LIBOR USD	6/1/2022	Term	195,502	771	39,201
A	Amorepacific Corp. —Preference Shares	Receive	1-Month LIBOR USD	6/1/2022	Term	39,341	245	(2,944)
A	Amorepacific Group	Receive	1-Month LIBOR USD	6/1/2022	Term	403,645	3,461	(5,918)
A	Apple, Inc.	Pay	1-Month LIBOR USD	6/13/2018	Term	4,003,610	21,519	(12,441)
A	Apple, Inc.	Pay	1-Month LIBOR USD	7/5/2018	Term	2,812,500	15,000	9,450
A	Arrow Electronics, Inc.	Pay	1-Month LIBOR USD	6/13/2018	Term	923,259	12,297	13,005
A	ASE Technology Holding Co.	Receive	1-Month LIBOR USD	6/1/2022	Term	450,936	178,500	780
A	Asia Cement Corp.	Receive	1-Month LIBOR USD	6/1/2022	Term	1,740	2,000	480
A	Asustek Computer, Inc.	Receive	1-Month LIBOR USD	6/1/2022	Term	493,598	56,000	16,688
A	AU Optronics Corp.	Receive	1-Month LIBOR USD	6/1/2022	Term	148,566	377,000	14,145
A	Autodesk, Inc.	Pay	1-Month LIBOR USD	7/5/2018	Term	4,786,690	37,000	9,990
A	Automatic Data Processing	Pay	1-Month LIBOR USD	7/5/2018	Term	5,551,775	42,500	25,925
A	Banco Bradesco S.A.	Receive	1-Month LIBOR USD	6/1/2022	Term	63,862	7,260	(12,509)
A	Banco Santander Brasil	Receive	1-Month LIBOR USD	6/1/2022	Term	16,124	2,000	2,621
A	Berkshire Hathaway, Inc. — Class B	Pay	1-Month LIBOR USD	6/4/2018	Term	1,517,882	7,696	46,722
A	Berkshire Hathaway, Inc. — Class B	Pay	1-Month LIBOR USD	6/8/2018	Term	1,342,036	7,004	2,549
A	Best Buy Co., Ltd.	Pay	1-Month LIBOR USD	6/4/2018	Term	544,750	7,071	63,179
A	Biogen, Inc.	Pay	1-Month LIBOR USD	7/5/2018	Term	2,208,000	7,500	3,300

The accompanying Notes to the Financial Statements are an integral part of these Financial Statements.	(Continued)

Elements Portfolios	Annual Report	May 31, 2018

Schedule of Investments	as of May 31, 2018

ELEMENTS EMERGING MARKETS PORTFOLIO

COUNTERPARTY (a)	REFERENCE ENTITY	PAY/RECEIVE TOTAL RETURN ON REFERENCE ENTITY	BASE FINANCING RATE (b)	TERMINATION DATE	PAYMENT FREQUENCY	NOTIONAL VALUE	NUMBER OF UNITS	UNREALIZED APPRECIATION (DEPRECIATION)
A	BNK Financial Group, Inc.	Receive	1-Month LIBOR USD	6/1/2022	Term	$247,122	25,500	$(22,497)
A	Boeing Co.	Pay	1-Month LIBOR USD	6/8/2018	Term	1,413,038	4,273	(96,954)
A	Braskem S.A.	Receive	1-Month LIBOR USD	6/1/2022	Term	30,733	2,600	2,494
A	Broadcom, Inc.	Pay	1-Month LIBOR USD	7/5/2018	Term	4,364,500	17,500	(46,725)
A	Bumrungrad Hospital PCL	Receive	1-Month LIBOR USD	6/1/2022	Term	29,810	4,700	(1,809)
A	CA, Inc.	Pay	1-Month LIBOR USD	6/13/2018	Term	1,049,138	30,357	(42,198)
A	Catcher Technology Co., Ltd.	Receive	1-Month LIBOR USD	6/1/2022	Term	391,567	32,000	(18,481)
A	Cathay Financial Holding Co.	Receive	1-Month LIBOR USD	6/1/2022	Term	324,466	201,000	29,058
A	CBRE Group, Inc. —Class A	Pay	1-Month LIBOR USD	6/13/2018	Term	1,107,386	23,825	8,349
A	CBRE Group, Inc. —Class A	Pay	1-Month LIBOR USD	7/5/2018	Term	3,295,600	70,000	62,300
A	CCR S.A.	Receive	1-Month LIBOR USD	6/1/2022	Term	15,725	3,000	(7,130)
A	Celltrion, Inc.	Receive	1-Month LIBOR USD	6/1/2022	Term	1,998	20	2,986
A	Chang HWA Commercial Bank	Receive	1-Month LIBOR USD	6/1/2022	Term	647,325	1,187,350	39,524
A	Cheil Worldwide, Inc.	Receive	1-Month LIBOR USD	6/1/2022	Term	487,908	28,413	41,885
A	Chevron Corp.	Pay	1-Month LIBOR USD	6/8/2018	Term	1,703,151	13,516	10,498
A	Chicony Electronics Co., Ltd.	Receive	1-Month LIBOR USD	6/1/2022	Term	403,576	161,000	(30,455)
A	China Steel Corp.	Receive	1-Month LIBOR USD	6/1/2022	Term	55,849	68,000	(3,185)
A	Chunghwa Telecom Co., Ltd.	Receive	1-Month LIBOR USD	6/1/2022	Term	480,213	141,000	24,186
A	Church & Dwight Co., Inc.	Pay	1-Month LIBOR USD	6/13/2018	Term	733,658	15,371	9,600
A	CIA Brasileira de Dis	Receive	1-Month LIBOR USD	6/1/2022	Term	4,267	200	(21)
A	CIA Saneamento Basico De	Receive	1-Month LIBOR USD	6/1/2022	Term	255,686	24,500	(57,853)
A	Cisco Systems, Inc.	Pay	1-Month LIBOR USD	6/8/2018	Term	1,617,972	36,408	65,383
A	Citigroup, Inc.	Pay	1-Month LIBOR USD	6/4/2018	Term	439,121	6,365	15,465
A	Citigroup, Inc.	Pay	1-Month LIBOR USD	7/5/2018	Term	4,000,800	60,000	(600)
A	CJ Cheiljedang Corp.	Receive	1-Month LIBOR USD	6/1/2022	Term	172,029	535	(55)
A	CJ Corp.	Receive	1-Month LIBOR USD	6/1/2022	Term	458,227	2,844	(73,171)
A	CJ E&M Corp.	Receive	1-Month LIBOR USD	6/1/2022	Term	76,261	1,145	18,791
A	Colagate-Palmolive Co.	Pay	1-Month LIBOR USD	7/5/2018	Term	1,996,090	31,000	40,300
A	Compal Electronics	Receive	1-Month LIBOR USD	6/1/2022	Term	506,065	717,000	(43,449)
A	Cosan S.A. Industria Comerico	Receive	1-Month LIBOR USD	6/1/2022	Term	5,561	500	(291)
A	Coway Co., Ltd.	Receive	1-Month LIBOR USD	6/1/2022	Term	304,511	3,594	(10,691)
A	CP All PCL	Receive	1-Month LIBOR USD	6/1/2022	Term	203,164	95,000	36,807
A	CPRL Energia S.A.	Receive	1-Month LIBOR USD	6/1/2022	Term	157,510	18,500	(44,695)
A	CTBC Financial Holding Co., Ltd.	Receive	1-Month LIBOR USD	6/1/2022	Term	1,906	3,000	219
A	Daelim Industrial Co., Ltd.	Receive	1-Month LIBOR USD	6/1/2022	Term	103,607	1,326	(836)
A	Daewood Engineering & Construction Co., Ltd.	Receive	1-Month LIBOR USD	6/1/2022	Term	125,700	20,932	(2,485)
A	DB Insurance Co., Ltd.	Receive	1-Month LIBOR USD	6/1/2022	Term	325,546	4,682	(64,543)
A	Dell Technologies, Inc.	Pay	1-Month LIBOR USD	6/4/2018	Term	798,747	10,999	(86,930)
A	Delta Electronics Thailand PCL	Receive	1-Month LIBOR USD	6/1/2022	Term	178,483	70,200	(35,624)

The accompanying Notes to the Financial Statements are an integral part of these Financial Statements.	(Continued)

Elements Portfolios	Annual Report	May 31, 2018

Schedule of Investments	as of May 31, 2018

ELEMENTS EMERGING MARKETS PORTFOLIO

COUNTERPARTY (a)	REFERENCE ENTITY	PAY/RECEIVE TOTAL RETURN ON REFERENCE ENTITY	BASE FINANCING RATE (b)	TERMINATION DATE	PAYMENT FREQUENCY	NOTIONAL VALUE	NUMBER OF UNITS	UNREALIZED APPRECIATION (DEPRECIATION)
A	Delta Electronics, Inc.	Receive	1-Month LIBOR USD	6/1/2022	Term	$505,386	94,000	$(166,577)
A	Dollar General Corp.	Pay	1-Month LIBOR USD	7/5/2018	Term	2,413,000	25,000	226,000
A	Dongsuh Companies, Inc.	Receive	1-Month LIBOR USD	6/1/2022	Term	70,377	2,900	(294)
A	Doosan Bobcat, Inc.	Receive	1-Month LIBOR USD	6/1/2022	Term	346,514	10,983	(963)
A	Doosan Heavy Industries Construction Co., Ltd.	Receive	1-Month LIBOR USD	6/1/2022	Term	76,025	4,348	1,398
A	Dr. Pepper Snapple Group, Inc.	Pay	1-Month LIBOR USD	7/5/2018	Term	4,945,830	41,000	54,530
A	Duke Energy Corp.	Pay	1-Month LIBOR USD	6/4/2018	Term	814,338	10,116	26,316
A	E.Sun Financial Holding Co.	Receive	1-Month LIBOR USD	6/1/2022	Term	1,916	3,222	336
A	Ebay, Inc.	Pay	1-Month LIBOR USD	7/5/2018	Term	4,958,350	131,000	17,030
A	Eclat Textile Company Ltd.	Receive	1-Month LIBOR USD	6/1/2022	Term	23,067	2,000	948
A	EDP — Energias Do Brasil S.A.	Receive	1-Month LIBOR USD	6/1/2022	Term	236,103	51,100	(50,116)
A	Electronics Arts, Inc.	Pay	1-Month LIBOR USD	6/13/2018	Term	966,342	7,800	(53,500)
A	E-Mart, Inc.	Receive	1-Month LIBOR USD	6/1/2022	Term	469,144	2,189	32,800
A	Engie Brasil Energia S.A.	Receive	1-Month LIBOR USD	6/1/2022	Term	112,906	10,000	(9,258)
A	Eva Airways Corp.	Receive	1-Month LIBOR USD	6/1/2022	Term	51,216	108,150	3,076
A	Evergreen Marine Corp. Ltd.	Receive	1-Month LIBOR USD	6/1/2022	Term	33,729	59,035	(5,091)
A	Exelixis, Inc.	Pay	1-Month LIBOR USD	6/13/2018	Term	766,100	35,353	34,228
A	Express Scripts Holding Co.	Pay	1-Month LIBOR USD	6/4/2018	Term	834,100	10,803	16,693
A	Exxon Mobil Corp.	Pay	1-Month LIBOR USD	6/8/2018	Term	1,304,624	17,045	(111,015)
A	Exxon Mobil Corp.	Pay	1-Month LIBOR USD	6/13/2018	Term	1,796,070	23,000	(70,115)
A	Facebook, Inc. —Class A	Pay	1-Month LIBOR USD	6/8/2018	Term	1,469,773	8,446	(147,823)
A	Facebook, Inc. —Class A	Pay	1-Month LIBOR USD	7/5/2018	Term	5,160,925	27,500	(113,025)
A	Far Eastern New Century Corp	Receive	1-Month LIBOR USD	6/1/2022	Term	155,685	192,000	24,384
A	Far EastOne Telecomm Co., Ltd.	Receive	1-Month LIBOR USD	6/1/2022	Term	456,489	189,000	16,845
A	Feng Tay Enterprise Co., Ltd.	Receive	1-Month LIBOR USD	6/1/2022	Term	304,788	67,000	(13,123)
A	Fidelity National Financial, Inc.	Pay	1-Month LIBOR USD	6/13/2018	Term	1,026,932	27,283	19,887
A	Flir Systems, Inc.	Pay	1-Month LIBOR USD	6/13/2018	Term	1,334,400	24,209	27,396
A	Formosa Chemicals & Fibre Corp.	Receive	1-Month LIBOR USD	6/1/2022	Term	407,766	134,000	98,923
A	Formosa Petrochemical Corp.	Receive	1-Month LIBOR USD	6/1/2022	Term	1,104,489	318,000	164,675
A	Formosa Plastics Corp.	Receive	1-Month LIBOR USD	6/1/2022	Term	30,188	10,000	5,114
A	Formosa Taffeta Co.	Receive	1-Month LIBOR USD	6/1/2022	Term	68,734	69,000	6,878
A	Fortune Brands Home & Security, Inc.	Pay	1-Month LIBOR USD	6/13/2018	Term	958,323	17,292	(15,182)
A	Foxconn Technology Co., Ltd.	Receive	1-Month LIBOR USD	6/1/2022	Term	21,125	7,000	(4,303)
A	Giant Manufacturing Co., Ltd.	Receive	1-Month LIBOR USD	6/1/2022	Term	310,271	61,000	(46,369)
A	Gilead Sciences, Inc.	Pay	1-Month LIBOR USD	7/5/2018	Term	4,061,400	60,000	17,400
A	Glow Energy PCL	Receive	1-Month LIBOR USD	6/1/2022	Term	215,374	85,400	18,027

The accompanying Notes to the Financial Statements are an integral part of these Financial Statements.	(Continued)

Elements Portfolios	Annual Report	May 31, 2018

Schedule of Investments	as of May 31, 2018

ELEMENTS EMERGING MARKETS PORTFOLIO

COUNTERPARTY (a)	REFERENCE ENTITY	PAY/RECEIVE TOTAL RETURN ON REFERENCE ENTITY	BASE FINANCING RATE (b)	TERMINATION DATE	PAYMENT FREQUENCY	NOTIONAL VALUE	NUMBER OF UNITS	UNREALIZED APPRECIATION (DEPRECIATION)
A	GS Engineering & Construction Corp.	Receive	1-Month LIBOR USD	6/1/2022	Term	$31,146	1,207	$23,488
A	GS Holdings Corp.	Receive	1-Month LIBOR USD	6/1/2022	Term	221,744	3,491	(32,229)
A	GS Retail Co., Ltd.	Receive	1-Month LIBOR EUR	6/1/2022	Term	534,584	13,656	(60,126)
A	Hana Financial Group	Receive	1-Month LIBOR USD	6/1/2022	Term	617,707	13,769	(87,344)
A	Hankook Tire Co., Ltd.	Receive	1-Month LIBOR USD	6/1/2022	Term	521,927	9,296	(159,229)
A	Hanon Systems	Receive	1-Month LIBOR USD	6/1/2022	Term	367,572	35,239	(35,696)
A	Hanssem Co., Ltd.	Receive	1-Month LIBOR USD	6/1/2022	Term	82,906	700	(9,789)
A	Hanwha Chemical Cop.	Receive	1-Month LIBOR USD	6/1/2022	Term	134,767	4,446	(29,501)
A	Hanwha Corp.	Receive	1-Month LIBOR USD	6/1/2022	Term	316,318	7,458	(69,739)
A	Hanwha Life Insurance Co., Ltd.	Receive	1-Month LIBOR USD	6/1/2022	Term	277,010	41,281	(61,887)
A	Home Depot, Inc.	Pay	1-Month LIBOR USD	6/13/2018	Term	1,850,400	10,000	(22,995)
A	Home Product Center PCL	Receive	1-Month LIBOR USD	6/1/2022	Term	21,309	71,300	11,436
A	Hon Hai Preceision Industry	Receive	1-Month LIBOR USD	6/1/2022	Term	1,685,999	439,000	(461,121)
A	Hotai Motor Co., Ltd.	Receive	1-Month LIBOR USD	6/1/2022	Term	12,168	1,000	(3,275)
A	Hotel Shilla Co., Ltd.	Receive	1-Month LIBOR USD	6/1/2022	Term	487,893	8,051	432,669
A	HP, Inc.	Pay	1-Month LIBOR USD	6/13/2018	Term	1,189,837	54,182	(2,246)
A	Hua Nan Financial Holdings Co.	Receive	1-Month LIBOR USD	6/1/2022	Term	1,758	3,150	148
A	Hyosung Corp.	Receive	1-Month LIBOR USD	6/1/2022	Term	107,235	727	(13,257)
A	Hypera S.A.	Receive	1-Month LIBOR USD	6/1/2022	Term	461,926	50,900	(70,154)
A	Hyundai Department Store Co.	Receive	1-Month LIBOR USD	6/1/2022	Term	480,051	5,579	97,451
A	Hyundai Development Co.	Receive	1-Month LIBOR USD	6/1/2022	Term	306,451	8,274	49,900
A	Hyundai Engineering & Construction Co.	Receive	1-Month LIBOR USD	6/1/2022	Term	680,854	17,641	520,912
A	Hyundai Glovis Co., Ltd.	Receive	1-Month LIBOR USD	6/1/2022	Term	444,548	3,164	(51,199)
A	Hyundai Heavy Industries Co., Ltd.	Receive	1-Month LIBOR USD	6/1/2022	Term	841,218	6,306	(184,666)
A	Hyundai Heavy Industries Holdings Co.	Receive	1-Month LIBOR USD	6/1/2022	Term	468,853	1,200	(39,013)
A	Hyundai Marine & Fire Industries Co.	Receive	1-Month LIBOR USD	6/1/2022	Term	300,267	7,465	(63,013)
A	Hyundai Mobis Co., Ltd.	Receive	1-Month LIBOR USD	6/1/2022	Term	822,172	3,762	(66,950)
A	Hyundai Motor Co.	Receive	1-Month LIBOR USD	6/1/2022	Term	92,099	707	(1,040)
A	Hyundai Motor Co. —Preference Shares	Receive	1-Month LIBOR USD	6/1/2022	Term	4,013	43	(425)
A	Hyundai Steel Co.	Receive	1-Month LIBOR USD	6/1/2022	Term	187,840	3,516	12,176
A	IBM Common Stock	Pay	1-Month LIBOR USD	6/4/2018	Term	1,395,368	9,526	22,954
A	IBM Common Stock	Pay	1-Month LIBOR USD	6/8/2018	Term	1,262,859	8,894	7,919
A	Indorama Ventures PCL	Receive	1-Month LIBOR USD	6/1/2022	Term	120,232	104,300	69,574
A	ING Life Insurance Korea Ltd.	Receive	1-Month LIBOR USD	6/1/2022	Term	48,801	1,000	(11,819)
A	Innolux Corp.	Receive	1-Month LIBOR USD	6/1/2022	Term	476,570	999,000	(98,687)
A	Intel Corp.	Pay	1-Month LIBOR USD	6/8/2018	Term	1,766,593	33,791	(106,189)
A	Intel Corp.	Pay	1-Month LIBOR USD	6/13/2018	Term	2,391,898	44,600	(66,913)
A	Intercontinental Exchange, Inc.	Pay	1-Month LIBOR USD	7/5/2018	Term	4,263,770	59,500	45,815
A	Inventec Corp.	Receive	1-Month LIBOR USD	6/1/2022	Term	96,222	121,000	(110)
A	Iqvia Holdings, Inc.	Pay	1-Month LIBOR USD	7/5/2018	Term	4,923,520	49,000	75,950
A	IRPC PCL	Receive	1-Month LIBOR USD	6/1/2022	Term	242,677	933,600	(51,618)
A	Itau Unibanco Holdings	Receive	1-Month LIBOR USD	6/1/2022	Term	41,110	1,100	1,557

The accompanying Notes to the Financial Statements are an integral part of these Financial Statements.	(Continued)

Elements Portfolios	Annual Report	May 31, 2018

Schedule of Investments	as of May 31, 2018

ELEMENTS EMERGING MARKETS PORTFOLIO

COUNTERPARTY (a)	REFERENCE ENTITY	PAY/RECEIVE TOTAL RETURN ON REFERENCE ENTITY	BASE FINANCING RATE (b)	TERMINATION DATE	PAYMENT FREQUENCY	NOTIONAL VALUE	NUMBER OF UNITS	UNREALIZED APPRECIATION (DEPRECIATION)
A	Itausa-Investimentos Itau	Receive	1-Month LIBOR USD	6/1/2022	Term	$7,058	2,354	$779
A	JBS S.A.	Receive	1-Month LIBOR USD	6/1/2022	Term	131,360	53,200	(6,441)
A	Johnson & Johnson	Pay	1-Month LIBOR USD	6/13/2018	Term	853,366	6,960	21,920
A	Johnson & Johnson	Pay	1-Month LIBOR USD	7/5/2018	Term	2,419,400	20,000	27,000
A	JP Morgan Chase & Co.	Pay	1-Month LIBOR USD	6/4/2018	Term	4,402,147	40,239	104,451
A	Kai Motors Corp.	Receive	1-Month LIBOR USD	6/1/2022	Term	763,524	23,772	(77,045)
A	Kakao Corp.	Receive	1-Month LIBOR USD	6/1/2022	Term	2,035	21	(58)
A	Kangwon Land, Inc.	Receive	1-Month LIBOR USD	6/1/2022	Term	337,877	11,960	(39,025)
A	Kasikornbank PCL	Receive	1-Month LIBOR USD	6/1/2022	Term	711,391	118,400	(2,327)
A	KCE Electronics	Receive	1-Month LIBOR USD	6/1/2022	Term	100,575	76,800	(22,435)
A	Kepco Plant Service & Engineering	Receive	1-Month LIBOR USD	6/1/2022	Term	278,165	6,859	(18,269)
A	Kohl’s Corp.	Pay	1-Month LIBOR USD	6/4/2018	Term	306,040	4,910	(21,127)
A	Korea Electric Power Corp.	Receive	1-Month LIBOR USD	6/1/2022	Term	273,915	7,032	(58,602)
A	Korea Gas Corp.	Receive	1-Month LIBOR USD	6/1/2022	Term	105,082	2,505	33,047
A	Korea Zinc Co., Ltd.	Receive	1-Month LIBOR USD	6/1/2022	Term	571,259	1,288	(81,533)
A	Korean Air Lines Co., Ltd.	Receive	1-Month LIBOR EUR	6/1/2022	Term	75,215	2,375	(5,855)
A	Kroton Educacional S.A.	Receive	1-Month LIBOR USD	6/1/2022	Term	99,163	19,900	(39,352)
A	Krung Thai Bank	Receive	1-Month LIBOR USD	6/1/2022	Term	128,689	233,300	522
A	KT&G Corp.	Receive	1-Month LIBOR USD	6/1/2022	Term	702,921	7,296	(52,009)
A	Kumho Petrochemical Co., Ltd.	Receive	1-Month LIBOR USD	6/1/2022	Term	193,982	2,142	14,056
A	L3 Technologies, Inc.	Pay	1-Month LIBOR USD	6/4/2018	Term	600,581	3,044	(2,006)
A	L3 Technologies, Inc.	Pay	1-Month LIBOR USD	7/5/2018	Term	3,084,965	15,500	10,850
A	Lear Corp.	Pay	1-Month LIBOR USD	6/13/2018	Term	1,323,845	6,917	(44,000)
A	Leidos Holdings, Inc.	Pay	1-Month LIBOR USD	6/13/2018	Term	969,405	15,755	24,420
A	LG Chem Ltd.	Receive	1-Month LIBOR USD	6/1/2022	Term	750,232	2,360	(12,493)
A	LG Chem Ltd. —Preference Shares	Receive	1-Month LIBOR USD	6/1/2022	Term	20,735	89	(4,413)
A	LG Corp.	Receive	1-Month LIBOR USD	6/1/2022	Term	607,457	8,380	(40,146)
A	LG Display Corp.	Receive	1-Month LIBOR USD	6/1/2022	Term	467,967	16,931	(121,788)
A	LG Electronics, Inc.	Receive	1-Month LIBOR USD	6/1/2022	Term	712,450	10,841	209,133
A	LG Household & Healthcare	Receive	1-Month LIBOR USD	6/1/2022	Term	407,698	435	130,536
A	LG Household & Healthcare —Preference Shares	Receive	1-Month LIBOR USD	6/1/2022	Term	84,590	155	20,314
A	LG Innotek Co., Ltd.	Receive	1-Month LIBOR USD	6/1/2022	Term	231,016	1,562	(26,538)
A	Lincoln National Corp.	Pay	1-Month LIBOR USD	6/13/2018	Term	946,246	13,834	30,420
A	Lite-On Technology Corp.	Receive	1-Month LIBOR USD	6/1/2022	Term	439,272	285,000	(66,741)
A	LKQ Corp.	Pay	1-Month LIBOR USD	6/13/2018	Term	891,598	29,204	(35,054)
A	Lojas Renner S.A.	Receive	1-Month LIBOR USD	6/1/2022	Term	69,726	7,300	(11,832)
A	Lotte Chemical Corp.	Receive	1-Month LIBOR USD	6/1/2022	Term	522,153	1,464	(20,300)
A	Lotte Corp.	Receive	1-Month LIBOR USD	6/1/2022	Term	177,906	3,429	5,206
A	Lotte Shopping Co.	Receive	1-Month LIBOR USD	6/1/2022	Term	579,510	2,704	(16,906)
A	M Dias Branco S.A.	Receive	1-Month LIBOR USD	6/1/2022	Term	173,126	10,900	(50,735)
A	ManPowerGroup, Inc.	Pay	1-Month LIBOR USD	6/13/2018	Term	848,271	8,838	45,028
A	Mediatek, Inc.	Receive	1-Month LIBOR USD	6/1/2022	Term	108,717	12,000	13,978
A	Medy-Tox, Inc.	Receive	1-Month LIBOR USD	6/1/2022	Term	2,210	4	548
A	Mega Financial Holding Co., Ltd.	Receive	1-Month LIBOR USD	6/1/2022	Term	742,450	915,000	55,430
A	Michael Kors Holdings Ltd.	Pay	1-Month LIBOR USD	7/5/2018	Term	4,349,520	72,000	217,440

The accompanying Notes to the Financial Statements are an integral part of these Financial Statements.	(Continued)

Elements Portfolios	Annual Report	May 31, 2018

Schedule of Investments	as of May 31, 2018

ELEMENTS EMERGING MARKETS PORTFOLIO

COUNTERPARTY (a)	REFERENCE ENTITY	PAY/RECEIVE TOTAL RETURN ON REFERENCE ENTITY	BASE FINANCING RATE (b)	TERMINATION DATE	PAYMENT FREQUENCY	NOTIONAL VALUE	NUMBER OF UNITS	UNREALIZED APPRECIATION (DEPRECIATION)
A	Microsoft Corp.	Pay	1-Month LIBOR USD	6/8/2018	Term	$1,565,419	16,641	$(101,639)
A	Microsoft Corp.	Pay	1-Month LIBOR USD	6/13/2018	Term	4,013,002	41,885	(121,695)
A	Micro-Star International Co.	Receive	1-Month LIBOR USD	6/1/2022	Term	380,143	153,000	261,387
A	Mohawk Industries, Inc.	Pay	1-Month LIBOR USD	7/5/2018	Term	3,128,550	15,000	67,950
A	Monsanto Co.	Pay	1-Month LIBOR USD	6/4/2018	Term	1,130,007	9,035	(19,468)
A	Morgan Stanley	Pay	1-Month LIBOR USD	6/8/2018	Term	1,384,268	27,100	27,525
A	MSCI Emerging Markets Index	Receive	1-Month LIBOR USD	6/20/2022	Term	14,010,321	21,593	(10,068)
A	Nan Ya Plastics Corp.	Receive	1-Month LIBOR USD	6/1/2022	Term	516,193	207,000	52,589
A	Natura Cosmeticos S.A.	Receive	1-Month LIBOR USD	6/1/2022	Term	339,980	42,300	43,279
A	Naver Corp.	Receive	1-Month LIBOR USD	6/1/2022	Term	111,191	150	(20,156)
A	NCSoft Corp.	Receive	1-Month LIBOR USD	6/1/2022	Term	375,959	1,131	(6,355)
A	NetMarble Corp.	Receive	1-Month LIBOR USD	6/1/2022	Term	40,899	300	2,535
A	NH Investment & Securities Co.	Receive	1-Month LIBOR USD	6/1/2022	Term	31,157	2,521	6,294
A	Nien Made Enterprise Co., Ltd.	Receive	1-Month LIBOR USD	6/1/2022	Term	92,757	8,000	(30,056)
A	Novatek Microelectronics Corp.	Receive	1-Month LIBOR USD	6/1/2022	Term	366,085	99,000	74,908
A	OCI Co., Ltd.	Receive	1-Month LIBOR USD	6/1/2022	Term	122,888	1,093	11,152
A	Odontoprev S.A.	Receive	1-Month LIBOR USD	6/1/2022	Term	106,814	26,100	(8,818)
A	Oracle Corp.	Pay	1-Month LIBOR USD	6/8/2018	Term	1,344,545	29,839	(47,540)
A	Orion Corp.	Receive	1-Month LIBOR USD	6/1/2022	Term	96,592	1,245	51,812
A	Ottogi Corp.	Receive	1-Month LIBOR USD	6/1/2022	Term	302,631	437	22,307
A	Park Hotels & Resorts, Inc.	Pay	1-Month LIBOR USD	6/13/2018	Term	984,801	33,047	(78,694)
A	Pegatron Corp.	Receive	1-Month LIBOR USD	6/1/2022	Term	707,223	226,000	(230,334)
A	Pepsico, Inc.	Pay	1-Month LIBOR USD	6/8/2018	Term	1,337,218	13,701	(47,034)
A	Petrobras — Petroleo Bras	Receive	1-Month LIBOR USD	6/1/2022	Term	364,704	84,400	133,788
A	Pfizer, Inc.	Pay	1-Month LIBOR USD	6/8/2018	Term	1,402,357	40,344	(58,841)
A	PG&E Corp.	Pay	1-Month LIBOR USD	6/13/2018	Term	906,724	21,200	(10,693)
A	PG&E Corp.	Pay	1-Month LIBOR USD	7/5/2018	Term	3,016,300	70,000	(16,800)
A	Pinnacle West Capital Corp.	Pay	1-Month LIBOR USD	6/13/2018	Term	1,022,990	13,065	(15,785)
A	Porto Segura S.A.	Receive	1-Month LIBOR USD	6/1/2022	Term	494,586	46,400	56,033
A	Posco — ADR	Receive	1-Month LIBOR USD	6/1/2022	Term	908,862	2,989	33,797
A	Posco Daewood Corp.	Receive	1-Month LIBOR USD	6/1/2022	Term	95,843	4,755	5,199
A	Pou Chen	Receive	1-Month LIBOR USD	6/1/2022	Term	272,776	204,000	(28,063)
A	Praxair, Inc.	Pay	1-Month LIBOR USD	7/5/2018	Term	3,286,290	21,000	4,830
A	President Chain Store Corp.	Receive	1-Month LIBOR USD	6/1/2022	Term	624,172	72,000	109,087
A	Procter & Gamble Co.	Pay	1-Month LIBOR USD	6/4/2018	Term	2,216,700	30,445	(6,791)
A	Procter & Gamble Co.	Pay	1-Month LIBOR USD	6/8/2018	Term	1,173,658	16,447	(28,030)
A	PTT Exploration and Production PCL	Receive	1-Month LIBOR USD	6/1/2022	Term	288,398	102,900	147,512
A	PTT Global Chemical PCL	Receive	1-Month LIBOR USD	6/1/2022	Term	455,949	196,500	106,050
A	PTT PCL	Receive	1-Month LIBOR USD	6/1/2022	Term	1,118,751	890,000	362,655
A	Qualicorp S.A.	Receive	1-Month LIBOR USD	6/1/2022	Term	188,519	17,900	(93,006)
A	Quanta Computer, Inc.	Receive	1-Month LIBOR USD	6/1/2022	Term	601,284	254,000	(162,150)
A	Raia Drogasil S.A.	Receive	1-Month LIBOR USD	6/1/2022	Term	65,919	3,000	(16,341)
A	Raytheon Co.	Pay	1-Month LIBOR USD	7/5/2018	Term	3,503,280	16,500	46,530
A	Realtek Semiconductor Corp.	Receive	1-Month LIBOR USD	6/1/2022	Term	349,650	94,000	13,137

The accompanying Notes to the Financial Statements are an integral part of these Financial Statements.	(Continued)

Elements Portfolios	Annual Report	May 31, 2018

Schedule of Investments	as of May 31, 2018

ELEMENTS EMERGING MARKETS PORTFOLIO

COUNTERPARTY (a)	REFERENCE ENTITY	PAY/RECEIVE TOTAL RETURN ON REFERENCE ENTITY	BASE FINANCING RATE (b)	TERMINATION DATE	PAYMENT FREQUENCY	NOTIONAL VALUE	NUMBER OF UNITS	UNREALIZED APPRECIATION (DEPRECIATION)
A	Regeneron Pharmaceuticals, Inc.	Pay	1-Month LIBOR USD	6/4/2018	Term	$428,879	1,370	$18,247
A	Robert Half International, Inc.	Pay	1-Month LIBOR USD	6/13/2018	Term	1,326,433	21,135	(23,638)
A	Robinson PCL	Receive	1-Month LIBOR USD	6/1/2022	Term	130,872	81,000	29,272
A	Rockwell Collins, Inc.	Pay	1-Month LIBOR USD	6/4/2018	Term	626,962	4,714	(20,081)
A	Rockwell Collins, Inc.	Pay	1-Month LIBOR USD	7/5/2018	Term	3,311,280	24,000	11,040
A	S-1 Corp.	Receive	1-Month LIBOR USD	6/1/2022	Term	502,436	5,953	(13,097)
A	Samsung C&T Corp.	Receive	1-Month LIBOR USD	6/1/2022	Term	91,933	779	(1,804)
A	Samsung Electronics Co.	Receive	1-Month LIBOR USD	6/1/2022	Term	7,485,596	175,150	797,121
A	Samsung Electronics Co. — Preference Shares	Receive	1-Month LIBOR USD	6/1/2022	Term	62,631	1,800	5,656
A	Samsung Fire & Marine Insurance Co., Ltd.	Receive	1-Month LIBOR USD	6/1/2022	Term	591,930	2,295	(54,194)
A	Samsung Heavy Industries Co., Ltd.	Receive	1-Month LIBOR USD	6/1/2022	Term	193,967	27,185	(6,099)
A	Samsung Life Insurance Co., Ltd.	Receive	1-Month LIBOR USD	6/1/2022	Term	337,152	3,123	(40,201)
A	Samsung SDS Co., Ltd.	Receive	1-Month LIBOR USD	6/1/2022	Term	797,992	4,894	152,865
A	Shinhan Financial Group Ltd.	Receive	1-Month LIBOR USD	6/1/2022	Term	26,470	560	(3,636)
A	Shlumberger Ltd.	Pay	1-Month LIBOR USD	6/13/2018	Term	8,497,579	122,197	117,358
A	Siam Cement PCL	Receive	1-Month LIBOR USD	6/1/2022	Term	667,102	44,400	(43,234)
A	Siam Commercial Bank PCL	Receive	1-Month LIBOR USD	6/1/2022	Term	370,053	81,700	(23,845)
A	Simon Property Group, Inc.	Pay	1-Month LIBOR USD	6/8/2018	Term	1,424,998	8,960	(25,933)
A	Sinopac Financial Holdings Ltd.	Receive	1-Month LIBOR USD	6/1/2022	Term	270,268	892,170	63,366
A	SK Holdings Co., Ltd.	Receive	1-Month LIBOR USD	6/1/2022	Term	386,872	1,572	14,652
A	SK Hynix, Inc.	Receive	1-Month LIBOR USD	6/1/2022	Term	1,297,949	20,789	495,880
A	SK Innovation Co., Ltd.	Receive	1-Month LIBOR USD	6/1/2022	Term	811,368	5,000	151,554
A	SK Telecom	Receive	1-Month LIBOR USD	6/1/2022	Term	902,759	3,835	(106,640)
A	S-Oil Corp.	Receive	1-Month LIBOR USD	6/1/2022	Term	7,960	81	257
A	Standard Foods Corp.	Receive	1-Month LIBOR USD	6/1/2022	Term	55,774	21,840	(11,316)
A	Suzano Papel E Celulose S.A.	Receive	1-Month LIBOR USD	6/1/2022	Term	25,027	1,800	14,112
A	Synnex Technology International Corp.	Receive	1-Month LIBOR USD	6/1/2022	Term	354,226	318,000	156,948
A	Taiwan Cement Corp.	Receive	1-Month LIBOR USD	6/1/2022	Term	131,171	115,000	33,898
A	Taiwan Mobile Co., Ltd.	Receive	1-Month LIBOR USD	6/1/2022	Term	220,021	62,000	3,473
A	Taiwan Semiconductor Manufacturing Co., Ltd.	Receive	1-Month LIBOR USD	6/1/2022	Term	56,562	8,000	2,132
A	Teco Electric & Machinery Co., Ltd.	Receive	1-Month LIBOR USD	6/1/2022	Term	348,858	375,000	(53,109)
A	Thai Oil PCL	Receive	1-Month LIBOR USD	6/1/2022	Term	341,330	124,400	28,545
A	Thai Union Group PCL	Receive	1-Month LIBOR USD	6/1/2022	Term	51,927	81,000	(7,681)
A	Tim Particpacoes S.A.	Receive	1-Month LIBOR USD	6/1/2022	Term	244,186	71,600	18,211
A	TMB Bank PCL	Receive	1-Month LIBOR USD	6/1/2022	Term	31,287	439,500	2,976
A	Torchmark Corp.	Pay	1-Month LIBOR USD	6/13/2018	Term	1,078,392	12,681	4,065
A	Ultrapar Participcoes S.A.	Receive	1-Month LIBOR USD	6/1/2022	Term	332,717	14,300	(15,950)
A	Uni-President Enterprises Co.	Receive	1-Month LIBOR USD	6/1/2022	Term	549,230	279,000	128,530

The accompanying Notes to the Financial Statements are an integral part of these Financial Statements.	(Continued)

Elements Portfolios	Annual Report	May 31, 2018

Schedule of Investments	as of May 31, 2018

ELEMENTS EMERGING MARKETS PORTFOLIO

COUNTERPARTY (a)	REFERENCE ENTITY	PAY/RECEIVE TOTAL RETURN ON REFERENCE ENTITY	BASE FINANCING RATE (b)	TERMINATION DATE	PAYMENT FREQUENCY	NOTIONAL VALUE	NUMBER OF UNITS	UNREALIZED APPRECIATION (DEPRECIATION)
A	Universal Health Services, Inc. —Class B	Pay	1-Month LIBOR USD	6/13/2018	Term	$1,202,981	10,375	$10,590
A	Vale S.A.	Receive	1-Month LIBOR USD	6/1/2022	Term	431,170	42,673	161,494
A	Valero Energy Corp.	Pay	1-Month LIBOR USD	7/5/2018	Term	5,255,030	43,000	43,430
A	Walt Disney Co.	Pay	1-Month LIBOR USD	6/8/2018	Term	1,322,989	13,396	(7,551)
A	Waste Management, Inc.	Pay	1-Month LIBOR USD	6/4/2018	Term	840,612	10,214	(2,607)
A	WEG S.A.	Receive	1-Month LIBOR USD	6/1/2022	Term	88,847	19,240	(496)
A	Western Digital Corp.	Pay	1-Month LIBOR USD	7/5/2018	Term	4,283,235	49,500	149,490
A	Wistron Corp.	Receive	1-Month LIBOR USD	6/1/2022	Term	416,426	442,484	(84,230)
A	WPG Holdings Ltd.	Receive	1-Month LIBOR USD	6/1/2022	Term	275,960	211,000	27,739
A	Yuhan Corp.	Receive	1-Month LIBOR USD	6/1/2022	Term	264,659	1,342	30,198
A	Zhen Ding Technology Holdings Ltd.	Receive	1-Month LIBOR USD	6/1/2022	Term	95,237	41,000	(4,281)

						$282,936,696		$1,764,950

Swaps on Futures
COUNTERPARTY (a)	REFERENCE ENTITY	PAY/RECEIVE TOTAL RETURN ON REFERENCE ENTITY	BASE FINANCING RATE (b)	TERMINATION DATE	PAYMENT FREQUENCY	NOTIONAL VALUE	NUMBER OF UNITS	UNREALIZED DEPRECIATION
B	RTS Index Future —June 2018 Expiration	Receive	N/A	6/21/2018	Term	$4,995,732	1,949	$(488,084)

						$4,995,732		$(488,084)

(a)	See Note 2.
(b)	The swaps accrue financing fees according to the relevant base financing rate, which resets periodically, plus a fixed spread.

Open Forward Currency Contracts

COUNTERPARTY (a)	FORWARD SETTLEMENT DATE	CURRENCY TO BE RECEIVED	AMOUNT OF CURRENCY TO BE RECEIVED IN LOCAL CURRENCY	CURRENCY TO BE DELIVERED	AMOUNT OF CURRENCY TO BE DELIVERED IN LOCAL CURRENCY	UNREALIZED APPRECIATION (DEPRECIATION)
B	06/20/2018	Indian Rupee	876,539,000	U.S. Dollars	13,194,623	$(234,843)
B	06/20/2018	U.S. Dollars	12,968,472	Indian Rupee	876,539,000	8,691

TOTAL OPEN FORWARD CURRENCY CONTRACTS						$(226,152)

(a)	See Note 2.

The accompanying Notes to the Financial Statements are an integral part of these Financial Statements.

Elements Portfolios	Annual Report	May 31, 2018

Statement of Assets and Liabilities	May 31, 2018

	ELEMENTS U.S. PORTFOLIO	ELEMENTS U.S. SMALL CAP PORTFOLIO
ASSETS:
Investments, at fair value(1)(2)	$935,161,515	$539,605,049
Unrealized appreciation of swap contracts	2,829,955	794,287
Dividends and interest receivable	1,381,891	525,972
Receivable for fund shares sold	1,239,435	382,741
Receivable for investments sold	4,471,373	3,136,028
Securities lending income receivable	11,185	46,744
Receivable from Adviser	2,746	6,917
Cash	—	128,771
Collateral held at broker for futures	2,522,285	1,531,553
Collateral segregated for swaps	890,000	1,706,060
Other assets	3,072	10,005
Total assets	948,513,457	547,874,127
LIABILITIES:
Unrealized depreciation of swap contracts	2,622,105	1,738,866
Due to broker	378,800	—
Payable for fund shares redeemed	145,133	52,663
Payable to custodian	15,008	—
Accrued distribution fees	78,101	44,739
Payable to Chief Compliance Officer compensation	5,168	5,168
Payable for securities on loan	13,693,547	20,787,600
Other accrued expenses	231,330	167,897
Total liabilities	17,169,192	22,796,933
Total net assets	$931,344,265	$525,077,194

NET ASSETS CONSIST OF:
Capital stock	$825,182,433	$450,599,846
Accumulated net investment income	5,397,854	2,902,854
Accumulated net realized loss	(3,078,708)	(3,227,818)
Unrealized appreciation (depreciation) on:
Investments	104,755,203	74,813,220
Futures contracts	(1,120,367)	933,671
Swap contracts	207,850	(944,579)
Total net assets	$931,344,265	$525,077,194

Net Assets	$931,344,265	$525,077,194
Shares outstanding	81,470,340	45,995,425
Net asset value, offering and redemption price per share	$11.43	$11.42

(1) Cost of Investments	$830,406,312	$464,791,829
(2) Fair value of securities out on loan	13,247,851	20,296,203

The accompanying Notes to the Financial Statements are an integral part of these Financial Statements.	(Continued)

Elements Portfolios	Annual Report	May 31, 2018

Statement of Assets and Liabilities	May 31, 2018

	ELEMENTS INTERNATIONAL PORTFOLIO	ELEMENTS INTERNATIONAL SMALL CAP PORTFOLIO
ASSETS:
Investments, at fair value(1)(2)	$565,071,077	$220,112,030
Unrealized appreciation on swap contracts	14,061,632	5,302,206
Dividends and interest receivable	2,339,177	785,775
Receivable for swaps sold	616,363	649,624
Receivable for investments sold	4,769,548	1,849,548
Receivable for fund shares sold	1,045,056	407,325
Receivable from Adviser	—	24,500
Securities lending income receivable	33	553
Cash	645,184	553,089
Collateral held at broker for futures	4,651,200	1,309,078
Foreign currencies, at value(4)	2,208,655	7,962,191
Foreign currency collateral held at broker for futures, at value(5)	1,558,934	—
Foreign currency collateral held at broker for swaps, at value(6)	466,757	350,004
Collateral segregated for swaps	11,011,002	3,127,047
Spot trade receivable	3,100,000	1,099,958
Other assets	22,023	16,384
Total assets	611,566,641	243,549,312
LIABILITIES:
Unrealized depreciation on swap contracts	8,114,275	3,182,671
Spot trade payable	3,100,423	1,100,140
Securities sold short, at fair value(3)	223,871	—
Payable for swaps purchased	109,932	27,247
Payable for investments purchased	8,543,952	5,630,550
Payable for fund shares redeemed	242,282	18,750
Due to broker	—	1,835,221
Payable to Adviser	57,011	—
Payable to Chief Compliance Officer compensation	5,168	5,168
Payable to Trustees	1,401	552
Payable to custodian	17,848	24,366
Payable for securities on loan	406,980	763,943
Accrued distribution fees	50,806	19,731
Other accrued expenses	208,174	145,191
Total liabilities	21,082,123	12,753,530
Total net assets	$590,484,518	$230,795,782

NET ASSETS CONSIST OF:
Capital stock	$556,104,588	$215,815,609
Accumulated net investment income	6,848,710	1,828,313
Accumulated net realized gain	8,210,933	2,792,422
Unrealized appreciation (depreciation) on:
Investments	19,600,004	9,990,709
Securities sold short	404	—
Foreign currency translation	(44,677)	(12,672)
Futures contracts	(6,182,801)	(1,738,134)
Swap contracts	5,947,357	2,119,535
Total net assets	$590,484,518	$230,795,782

Net Assets	$590,484,518	$230,795,782
Shares outstanding	53,553,262	20,339,326
Net asset value, offering and redemption price per share	$11.03	$11.35

(1) Cost of Investments	$545,471,073	$210,121,321
(2) Fair value of securities out on loan	404,498	669,203
(3) Proceeds from securities sold short	224,275	—
(4) Cost of foreign currencies	2,202,181	7,963,180
(5) Cost of foreign currencies	1,553,031	—
(6) Cost of foreign currencies	482,624	348,732

The accompanying Notes to the Financial Statements are an integral part of these Financial Statements.	(Continued)

Elements Portfolios	Annual Report	May 31, 2018

Statement of Assets and Liabilities	May 31, 2018

ELEMENTS EMERGING MARKETS PORTFOLIO
ASSETS:
Investments, at fair value(1)(2)	$270,672,064
Unrealized appreciation on forward currency contracts	8,691
Unrealized appreciation on swap contracts	8,278,841
Dividends and interest receivable	584,861
Receivable for investments sold	15,640,451
Receivable for swaps sold	1,742,977
Receivable for fund shares sold	478,421
Receivable from Adviser	6,260
Securities lending income receivable	17
Foreign currencies, at value(3)	1,499,144
Foreign currency collateral held at broker for futures, at value(4)	1,003
Collateral segregated for swaps	6,964,076
Collateral held at broker for futures	6,877,280
Other assets	82,321
Total assets	312,836,407
LIABILITIES:
Unrealized depreciation on forward currency contracts	234,843
Unrealized depreciation on swap contracts	7,001,975
Payable for investments purchased	24,153,800
Payable for swaps purchased	5,520,598
Due to broker	56,040
Payable to custodian	11,298
Payable to Chief Compliance Officer compensation	5,168
Payable for fund shares redeemed	77,780
Payable for securities on loan	41,323
Accrued distribution fees	23,476
Other accrued expenses	140,211
Total liabilities	37,266,512
Total net assets	$275,569,895

NET ASSETS CONSIST OF:
Capital stock	$266,807,790
Accumulated net investment income	1,747,324
Accumulated net realized gain	8,616,134
Unrealized appreciation (depreciation) on:
Investments	8,376,979
Foreign currency translation	(10,304)
Forward foreign currency contracts	(226,152)
Futures contracts	(11,018,742)
Swap contracts	1,276,866
Total net assets	$275,569,895

Net Assets	$275,569,895
Shares outstanding	25,921,589
Net asset value, offering and redemption price per share	$10.63

(1) Cost of Investments	$262,295,085
(2) Fair value of securities out on loan	40,356
(3) Cost of foreign currencies	1,503,320
(4) Cost of foreign currencies	967

The accompanying Notes to the Financial Statements are an integral part of these Financial Statements.

Elements Portfolios	Annual Report	May 31, 2018

Statement of Operations	For the Year Ended May 31, 2018

	ELEMENTS U.S. PORTFOLIO	ELEMENTS U.S. SMALL CAP PORTFOLIO
INVESTMENT INCOME:
Dividend income	$12,306,109	$6,667,165
Interest income	572,541	413,877
Securities lending income	106,869	677,563
Total investment income	12,985,519	7,758,605
EXPENSES:
Advisory fees (See Note 4)	2,473,872	2,539,926
Distribution (12b-1) fees	824,624	507,985
Legal fees	261,145	164,812
Fund accounting and administration fees	186,154	210,317
Federal and state registration fees	72,875	42,398
Transfer agency fees and expenses	67,964	48,344
Audit and tax related fees	67,117	61,661
Offering costs	54,627	46,364
Chief Compliance Officer compensation	49,107	49,107
Custody fees	42,383	27,577
Trustees fees and expenses	4,724	2,772
Other expenses	119,613	91,080
Total expenses before Adviser waiver	4,224,205	3,792,343
Expenses waived by Adviser (See Note 4)	(2,968,107)	(3,025,254)
Total net expenses	1,256,098	767,089
Net investment income	11,729,421	6,991,516
NET REALIZED AND UNREALIZED GAIN (LOSS):
Net realized gain (loss) on:
Investments	(4,763,430)	(8,499,638)
Futures contracts	3,772,940	3,965,977
Swap contracts	(2,070,903)	1,405,729
Net change in unrealized appreciation (depreciation) on:
Investments	96,802,468	77,995,649
Futures contracts	(1,104,790)	976,298
Swap contracts	207,850	(944,579)
Net realized and unrealized gain	92,844,135	74,899,436
Net increase in net assets resulting from operations	$104,573,556	$81,890,952

The accompanying Notes to the Financial Statements are an integral part of these Financial Statements.	(Continued)

Elements Portfolios	Annual Report	May 31, 2018

Statement of Operations	For the Year Ended May 31, 2018

	ELEMENTS INTERNATIONAL PORTFOLIO	ELEMENTS INTERNATIONAL SMALL CAP PORTFOLIO
INVESTMENT INCOME:
Dividend income	$10,351,368	$3,322,856
Interest income	657,738	265,583
Securities lending income	33	553
Total investment income	11,009,139	3,588,992
EXPENSES:
Advisory fees (See Note 4)	2,323,793	1,029,544
Distribution (12b-1) fees	516,398	187,190
Fund accounting and administration fees	282,875	323,678
Custody fees	228,139	202,102
Legal fees	157,147	55,140
Federal and state registration fees	71,646	41,152
Transfer agency fees and expenses	68,292	16,724
Audit and tax related fees	67,289	67,489
Chief Compliance Officer compensation	49,107	49,107
Offering costs	48,128	47,752
Trustees fees and expenses	1,504	592
Other expenses	90,106	64,637
Total expenses before Adviser waiver	3,904,424	2,085,107
Expenses waived by Adviser (See Note 4)	(2,845,052)	(1,699,169)
Total net expenses	1,059,372	385,938
Net investment income	9,949,767	3,203,054
NET REALIZED AND UNREALIZED GAIN (LOSS):
Net realized gain (loss) on:
Investments	(33,338)	(549,559)
Foreign currency translation	2,561,773	1,132,919
Futures contracts	5,292,297	2,343,036
Swap contracts	4,198,382	2,214,002
Net change in unrealized appreciation (depreciation) on:
Investments	19,776,530	10,158,446
Securities sold short	404	—
Foreign currency translation	(1,199,917)	(824,324)
Futures contracts	(6,385,881)	(1,755,907)
Swap contracts	6,044,954	2,066,655
Net realized and unrealized gain	30,255,204	14,785,268
Net increase in net assets resulting from operations	$40,204,971	$17,988,322

The accompanying Notes to the Financial Statements are an integral part of these Financial Statements.	(Continued)

Elements Portfolios	Annual Report	May 31, 2018

Statement of Operations	For the Year Ended May 31, 2018

ELEMENTS EMERGING MARKETS PORTFOLIO(1)
INVESTMENT INCOME:
Dividend income	$2,525,539
Interest income	1,028,258
Securities lending income	17
Total investment income	3,553,814
EXPENSES:
Advisory fees (See Note 4)	1,387,503
Distribution (12b-1) fees	231,251
Fund accounting and administration fees	190,859
Legal fees	77,007
Audit and tax related fees	62,062
Custody fees	60,784
Offering costs	52,682
Chief Compliance Officer compensation	49,107
Transfer agency fees and expenses	42,236
Federal and state registration fees	36,191
Other expenses	87,573
Total expenses before Adviser waiver	2,277,255
Expenses waived by Adviser (See Note 4)	(1,765,869)
Total net expenses	511,386
Net investment income	3,042,428
NET REALIZED AND UNREALIZED GAIN (LOSS):
Net realized gain (loss) on:
Investments	951,559
Foreign currency translation	(3,162)
Forward currency contracts	(8,378)
Futures contracts	23,259,955
Swap contracts	(1,887,361)
Net change in unrealized appreciation (depreciation) on:
Investments	8,376,979
Foreign currency translation	(10,304)
Forward currency contracts	(226,152)
Futures contracts	(11,018,742)
Swap contracts	1,276,866
Net realized and unrealized gain	20,711,260
Net increase in net assets resulting from operations	$23,753,688

(1)	The Portfolio commenced operations on June 1, 2017.

The accompanying Notes to the Financial Statements are an integral part of these Financial Statements.

Elements Portfolios	Annual Report	May 31, 2018

Statement of Changes in Net Assets

	ELEMENTS U.S. PORTFOLIO		ELEMENTS U.S. SMALL CAP PORTFOLIO
	YEAR ENDED MAY 31, 2018	PERIOD ENDED MAY 31, 2017(1)	YEAR ENDED MAY 31, 2018	PERIOD ENDED MAY 31, 2017(1)
OPERATIONS:
Net investment income	$11,729,421	$1,400,467	$6,991,516	$724,819
Net realized gain (loss) on:
Investments	(4,763,430)	77,593	(8,499,638)	227,496
Futures contracts	3,772,940	322,338	3,965,977	477,815
Swap contracts	(2,070,903)	—	1,405,729	—
Net change in unrealized appreciation (depreciation) on:
Investments	96,802,468	7,952,735	77,995,649	(3,182,429)
Futures contracts	(1,104,790)	(15,577)	976,298	(42,627)
Swap contracts	207,850	—	(944,579)	—
Net increase (decrease) in net assets resulting from operations	104,573,556	9,737,556	81,890,952	(1,794,926)

DISTRIBUTIONS TO SHAREHOLDERS:
From net investment income	(7,729,315)	—	(4,813,383)	—
From net realized gain	(419,965)	—	(805,295)	—
Total distributions	(8,149,280)	—	(5,618,678)	—

CAPITAL SHARE TRANSACTIONS:
Proceeds from shares sold	274,412,617	608,890,382	116,390,890	425,844,395
Proceeds from shares issued to holders in reinvestment of dividends	7,685,699	—	4,316,415	—
Cost of shares redeemed	(63,253,906)	(2,552,359)	(95,015,674)	(936,180)
Net increase in net assets from capital share transactions	218,844,410	606,338,023	25,691,631	424,908,215
Total increase in net assets	315,268,686	616,075,579	101,963,905	423,113,289

NET ASSETS:
Beginning of year	616,075,579	—	423,113,289	—
End of year	$931,344,265	$616,075,579	$525,077,194	$423,113,289

Accumulated net investment income	$5,397,854	$1,400,467	$2,902,854	$724,819

(1)	The Portfolio commenced operations on April 3, 2017.

The accompanying Notes to the Financial Statements are an integral part of these Financial Statements.	(Continued)

Elements Portfolios	Annual Report	May 31, 2018

Statement of Changes in Net Assets

	ELEMENTS INTERNATIONAL PORTFOLIO		ELEMENTS INTERNATIONAL SMALL CAP PORTFOLIO
	YEAR ENDED MAY 31, 2018	PERIOD ENDED MAY 31, 2017(1)	YEAR ENDED MAY 31, 2018	PERIOD ENDED MAY 31, 2017(1)
OPERATIONS:
Net investment income	$9,949,767	$115,457	$3,203,054	$51,696
Net realized gain (loss) on:
Investments	(33,338)	—	(549,559)	—
Foreign currency translation	2,561,773	2,062,311	1,132,919	236,266
Futures contracts	5,292,297	775,599	2,343,036	677,673
Swap contracts	4,198,382	—	2,214,002	—
Net change in unrealized appreciation (depreciation) on:
Investments	19,776,530	(176,526)	10,158,446	(167,737)
Foreign currency translation	(1,199,917)	1,155,240	(824,324)	811,652
Futures contracts	(6,385,881)	203,080	(1,755,907)	17,773
Securities sold short	404	—	—	—
Swap contracts	6,044,954	(97,597)	2,066,655	52,880
Net increase in net assets resulting from operations	40,204,971	4,037,564	17,988,322	1,680,203

DISTRIBUTIONS TO SHAREHOLDERS:
From net investment income	(7,854,166)	—	(2,802,025)	—
From net realized gain	(2,008,439)	—	(1,886,327)	—
Total distributions	(9,862,605)	—	(4,688,352)	—

CAPITAL SHARE TRANSACTIONS:
Proceeds from shares sold	250,594,918	373,924,019	94,827,677	135,785,017
Proceeds from shares issued to holders in reinvestment of dividends	9,158,096	—	4,394,257	—
Cost of shares redeemed	(73,973,111)	(3,599,334)	(12,990,482)	(6,200,860)
Net increase in net assets from capital share transactions	185,779,903	370,324,685	86,231,452	129,584,157
Total increase in net assets	216,122,269	374,362,249	99,531,422	131,264,360

NET ASSETS:
Beginning of year	374,362,249	—	131,264,360	—
End of year	$590,484,518	$374,362,249	$230,795,782	$131,264,360

Accumulated net investment income	$6,848,710	$2,177,768	$1,828,313	$287,962

(1)	The Portfolio commenced operations on May 1, 2017.

The accompanying Notes to the Financial Statements are an integral part of these Financial Statements.	(Continued)

Elements Portfolios	Annual Report	May 31, 2018

Statement of Changes in Net Assets

ELEMENTS EMERGING MARKETS PORTFOLIO
YEAR ENDED MAY 31, 2018(1)
OPERATIONS:
Net investment income	$3,042,428
Net realized gain (loss) on:
Investments	951,559
Foreign currency translation	(3,162)
Forward foreign currency contracts	(8,378)
Futures contracts	23,259,955
Swap contracts	(1,887,361)
Net change in unrealized appreciation (depreciation) on:
Investments	8,376,979
Foreign currency translation	(10,304)
Forward foreign currency contracts	(226,152)
Futures contracts	(11,018,742)
Swap contracts	1,276,866
Net increase in net assets resulting from operations	23,753,688

DISTRIBUTIONS TO SHAREHOLDERS:
From net investment income	(1,283,564)
From net realized gain	(13,708,019)
Total distributions	(14,991,583)

CAPITAL SHARE TRANSACTIONS:
Proceeds from shares sold	278,569,475
Proceeds from shares issued to holders in reinvestment of dividends	14,277,937
Cost of shares redeemed	(26,039,622)
Net increase in net assets from capital share transactions	266,807,790
Total increase in net assets	275,569,895

NET ASSETS:
Beginning of year	—
End of year	$275,569,895

Accumulated net investment income	$1,747,324

(1)	The Portfolio commenced operations on June 1, 2017

The accompanying Notes to the Financial Statements are an integral part of these Financial Statements.

Elements Portfolios	Annual Report	May 31, 2018

[Intentionally Left Blank]

Financial Highlights	May 31, 2018

	PER SHARE DATA:
	Income (loss) from Investment Operations
	Net Asset Value, Beginning of Period	Net Investment Income(4)	Net Realized and Unrealized Gains (Losses)	Total Income (Loss) from Investment Operations
Elements U.S. Portfolio
Year Ended May 31, 2018	$10.12	0.16	1.26	1.42
Period Ended May 31, 2017(1)	$10.00	0.03	0.09	0.12
Elements U.S. Small Cap Portfolio
Year Ended May 31, 2018	$9.81	0.15	1.58	1.73
Period Ended May 31, 2017(1)	$10.00	0.02	(0.21)	(0.19)
Elements International Portfolio
Year Ended May 31, 2018	$10.29	0.21	0.73	0.94
Period Ended May 31, 2017(2)	$10.00	0.01	0.28	0.29
Elements International Small Cap Portfolio
Year Ended May 31, 2018	$10.36	0.19	1.08	1.27
Period Ended May 31, 2017(2)	$10.00	0.01	0.35	0.36
Elements Emerging Markets Portfolio
Year Ended May 31, 2018(3)	$10.00	0.14	1.19	1.33
(1)	The Portfolio commenced operations on April 3, 2017.
(2)	The Portfolio commenced operations on May 1, 2017.
(3)	The Portfolio commenced operations on June 1, 2017.
(4)	Net investment income per share has been calculated based on average shares outstanding during the period. Net investment income per share is net of fees and expenses that were waived or reimbursed by the Adviser.
(5)	Results shown reflect the reinvestment of all dividends, are net of fees and expenses, and reflect waivers of all of the Portfolio’s investment management fees and partial reimbursement of the Portfolio’s expenses by Stone Ridge. Stone Ridge has contractually agreed to waive its management fee and reimburse expenses as necessary to limit total annualized expenses, other than certain excluded expenses, of the Portfolios to 0.15% (for the Elements U.S. Portfolio and Elements U.S. Small Cap Portfolio) or 0.20% (for the Elements International Portfolio, Elements International Small Cap Portfolio and Elements Emerging Markets Portfolio) for the fiscal year ended May 31, 2018 and for the period from June 1, 2018 through September 27, 2018. Fee waivers and expense reimbursement may be discontinued after that date. In the absence of fee waivers and reimbursements, returns for the Portfolio would have been lower. Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.
(6)	Not annualized.
(7)	Annualized.
(8)	Turnover calculation for the Portfolio’s single stock factor investing. Calculated as the lesser of notional bought or sold in equities and single-name equity derivatives, divided by average net assets for the period. Excludes activity that the Adviser believes contributes minimal transaction costs and activity in other products such as index derivatives.

The accompanying Notes to the Financial Statements are an integral part of these Financial Statements.

Elements Portfolios	Annual Report	May 31, 2018

Financial Highlights	May 31, 2018

						SUPPLEMENT DATA AND RATIOS:
Distributions to Shareholders
Net Investment Income	Net Realized Gains	Total Distributions	Net Asset Value, End of Period	Total Return(5)		Net Assets, End of Period (000’s)	Ratio of Expenses to Average Net Assets (Before Expense Reimbursement/ Recoupment)		Ratio of Expenses to Average Net Assets (After Expense Reimbursement/ Recoupment)		Ratio of Net Investment Income (Loss) to Average Net Assets (Before Expense Reimbursement/ Recoupment)		Ratio of Net Investment Income to Average Net Assets (After Expense Reimbursement/ Recoupment)		Portfolio Turnover Rate		Portfolio Turnover Rate(8)

(0.10)	(0.01)	(0.11)	$11.43	14.02%		$931,344	0.51%		0.15%		1.06%		1.42%		21.56%		14.17%
—	—	—	$10.12	1.20	%(6)	$616,076	0.66	%(7)	0.00	%(7)	1.16	%(7)	1.82	%(7)	0.40	%(6)	N/A

(0.10)	(0.02)	(0.12)	$11.42	17.65%		$525,077	0.75%		0.15%		0.78%		1.38%		25.19%		21.06%
—	—	—	$9.81	(1.90	)%(6)	$423,113	0.91	%(7)	0.00	%(7)	0.37	%(7)	1.28	%(7)	0.01	%(6)	N/A

(0.16)	(0.04)	(0.20)	$11.03	9.22%		$590,485	0.76%		0.21%		1.38%		1.93%		20.84%		13.52%
—	—	—	$10.29	2.90	%(6)	$374,362	1.23	%(7)	0.00	%(7)	(0.59	)%(7)	0.64	%(7)	0.00	%(6)	N/A

(0.17)	(0.11)	(0.28)	$11.35	12.34%		$230,796	1.11%		0.21%		0.81%		1.71%		19.19%		9.84%
—	—	—	$10.36	3.60	%(6)	$131,264	2.65	%(7)	0.00	%(7)	(1.60	)%(7)	1.05	%(7)	0.00	%(6)	N/A

(0.06)	(0.64)	(0.70)	$10.63	13.46%		$275,570	0.98%		0.22%		0.56%		1.32%		60.28%		4.49%

The accompanying Notes to the Financial Statements are an integral part of these Financial Statements.

Elements Portfolios	Annual Report	May 31, 2018

Notes to Financial Statements	May 31, 2018

1. Organization

Stone Ridge Trust (the “Trust”) is an open-end management investment company, organized as a Delaware statutory trust and registered under the Investment Company Act of 1940, as amended (the “1940 Act”). Currently, the Trust consists of a number of different funds, each having distinct investment management objectives, strategies, risks and policies. Included in this report are the Elements U.S. Portfolio, the Elements U.S. Small Cap Portfolio, the Elements International Portfolio, the Elements International Small Cap Portfolio and the Elements Emerging Markets Portfolio, each a “Portfolio” and collectively the “Elements Portfolios.”

Each Portfolio is classified as non-diversified under the 1940 Act. The Elements U.S. Portfolio and the Elements U.S. Small Cap Portfolio commenced operations on April 3, 2017. The Elements International Portfolio and the Elements International Small Cap Portfolio commenced operations on May 1, 2017. The Elements Emerging Markets Portfolio commenced operations on June 1, 2017. Each Portfolio offers one class of shares with no front-end or back-end sales charges and a 0.10% 12b-1 fee to investors. No Portfolio charges redemption fees. Each Portfolio has an unlimited number of authorized shares.

The investment objective of each Portfolio is to seek long-term capital appreciation. The Elements U.S. Portfolio seeks to achieve its investment objective by investing in a broad and diverse group of securities of U.S. companies. The Elements U.S. Small Cap Portfolio seeks to achieve its investment objective by investing in a broad and diverse group of securities of U.S. small capitalization companies. The Elements International Portfolio seeks to achieve its investment objective by investing in a broad and diverse group of securities of companies associated with countries with developed markets. The Elements International Small Cap Portfolio seeks to achieve its investment objective by investing in a broad and diverse group of securities of small capitalization companies associated with countries with developed markets. The Elements Emerging Markets Portfolio seeks to achieve its investment objective by investing in a broad and diverse group of securities of companies associated with countries with emerging or frontier markets.

2. Summary of Significant Accounting Policies

The following is a summary of significant accounting policies consistently followed by the Elements Portfolios in the preparation of their financial statements. The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (“GAAP”). The Elements Portfolios are investment companies and apply specific accounting and financial reporting requirements under Financial Accounting Standards Board (“FASB”) Accounting Standards Topic 946, Financial Services – Investment Companies.

Effective October 13, 2016, the U.S. Securities and Exchange Commission (“SEC”) approved a final rule, Investment Company Report Modernization. The SEC adopted new rules and forms as well as amendments to its rules and forms to modernize the reporting and disclosure of information by registered investment companies. As of May 31, 2018, the Elements Portfolios have adopted the new rules, forms and amendments. The updates to Regulation S-X have been incorporated in the Elements Portfolios’ financial statements and have no impact on the Elements Portfolios’ net assets or results of operations.

(a) Investment Valuation and Fair Value Measurement

The Board of Trustees (“Board”) has approved procedures pursuant to which each Portfolio values its investments (the “Valuation Procedures”). The Board has established an Adviser Valuation Committee comprised of employees of Stone Ridge Asset Management LLC (the “Adviser”) to which the Board has delegated responsibility for overseeing the implementation of the Valuation Procedures and fair value determinations made on behalf of the Board.

Listed below is a summary of certain of the methods generally used currently to value investments of each Portfolio under the Valuation Procedures:

Short-term debt instruments, such as commercial paper, bankers’ acceptances and U.S. Treasury Bills, having a maturity of 60 days or less, are generally valued at amortized cost, which approximates fair value.

Other debt securities, including corporate and government debt securities (of U.S. or foreign issuers) and municipal debt securities in each case having a remaining maturity in excess of 60 days, loans, mortgage-backed securities, collateralized mortgage obligations and other asset-backed securities are valued by an independent pricing service at an evaluated (or estimated) mean between the closing bid and asked prices.

Elements Portfolios	Annual Report	May 31, 2018

Notes to Financial Statements	May 31, 2018

For investments in open-end management companies that are registered under the 1940 Act, the value of the shares of such funds is calculated based upon the net asset value (“NAV”) per share of such funds. The prospectuses for such funds explain the circumstances under which they will use fair value pricing and its effects.

Equity securities are valued at the last sale, official close or if there are no reported sales at the mean between the bid and asked price on the primary exchange on which they are traded. The values of the Portfolios’ investments in publicly traded foreign equity securities generally will be the closing or final trading prices in the local trading markets but may be adjusted based on values determined by a pricing service using pricing models designed to estimate changes in the values of those securities between the times in which the trading in those securities is substantially completed and the close of the New York Stock Exchange (“NYSE”).

Exchange-traded derivatives, such as options and futures contracts, are valued at the settlement price on the exchange or mean of the bid and asked prices.

Total return swaps on exchange-traded underliers or indices are generally valued on the basis of funding accruals and underlying instruments’ total returns. Other non-exchange traded derivatives, such as forward currency contracts, are generally valued on the basis of valuations provided by a pricing service.

If market quotations are not readily available or available market quotations or other information are deemed to be unreliable by the Adviser Valuation Committee, and if the valuation of the applicable instrument is not covered by the valuation methods described above or if the valuation methods are described above, but such methods are deemed unreliable by the Adviser Valuation Committee, then such instruments will be valued as determined in good faith by the Adviser Valuation Committee. In these circumstances, a Portfolio determines fair value in a manner that seeks to reflect the market value of the security on the valuation date based on consideration by the Adviser Valuation Committee of any information or factors it deems appropriate. For purposes of determining the fair value of securities, the Adviser Valuation Committee may generally consider, without limitation: (i) indications or quotes from brokers or other third-party sources; (ii) valuations provided by a third-party pricing agent; (iii) internal models that take into consideration different factors determined to be relevant by the Adviser; or (iv) any combination of the above.

Fair value pricing may require subjective determinations about the value of a portfolio instrument. Fair values may differ from quoted or published prices, or from prices that are used by others, for the same investments. Also, the use of fair value pricing may not always result in adjustments to the prices of securities or other assets or liabilities held by a Portfolio. It is possible that the fair value determined for a security may be materially different than the value that could be realized upon the sale of such security. Thus, fair valuation may have an unintended dilutive or accretive effect on the value of shareholders’ investments in a Portfolio.

Investments initially valued in currencies other than the U.S. dollar are converted to U.S. dollars using exchange rates obtained from pricing services. As a result, the NAV of a Portfolio’s shares may be affected by changes in the value of currencies in relation to the U.S. dollar. International markets are sometimes open on days when U.S. markets are closed, which means that the value of foreign securities owned by a Portfolio could change on days when Portfolio shares cannot be bought or sold. The value of investments traded in markets outside the U.S. or denominated in currencies other than the U.S. dollar may be affected significantly on a day that the NYSE is closed, and the NAV of a Portfolio’s shares may change on days when an investor is not able to purchase, redeem or exchange shares. The calculation of a Portfolio’s NAV may not take place contemporaneously with the determination of the prices of foreign securities used in NAV calculations.

The Elements Portfolios adhere to authoritative fair valuation accounting standards that set out a hierarchy for measuring fair valuation inputs. These standards require additional disclosures about the various inputs and valuation techniques used to develop the measurements of fair value and a discussion of changes in valuation techniques and related inputs during the period. The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to significant unobservable inputs (Level 3 measurements). The three levels of the fair value hierarchy are as follows:

Level 1 Inputs: quoted prices (unadjusted) in active markets for identical assets or liabilities that the Elements Portfolios can access at the measurement date;

Elements Portfolios	Annual Report	May 31, 2018

Notes to Financial Statements	May 31, 2018

Level 2 Inputs: inputs other than quoted prices included within Level 1 that are observable for the asset or liability, either directly or indirectly including inputs in markets that are not considered to be active or in active markets for similar assets or liabilities, observable inputs other than quoted prices and inputs that are not directly observable but are corroborated by observable market data;

Level 3 Inputs: significant unobservable inputs for the asset or liability.

Inputs are used in applying the various valuation techniques and broadly refer to the assumptions that market participants use to make valuation decisions, including assumptions about risk. A financial instrument’s level within the fair value hierarchy is based on the lowest level of any input that is significant to the fair value measurement. However, the determination of what constitutes “observable” requires significant judgment by the Adviser. The Adviser considers observable data to be that market data which is readily available, regularly distributed or updated, reliable and verifiable, not proprietary, and provided by independent sources that are actively involved in the relevant market. The categorization of a financial instrument within the hierarchy is based upon the pricing transparency of the instrument and does not necessarily correspond to the Adviser’s perceived risk of that instrument.

Transfers between levels are recognized at the end of the reporting period. There were transfers between levels 1 and 3 during the reporting period. The transfers from Level 1 to Level 3 occurred because quoted prices were no longer available for the securities. The following tables summarize the inputs used to value the Elements Portfolios’ investments as of May 31, 2018.

DESCRIPTION	LEVEL 1	LEVEL 2	LEVEL 3	TOTAL
Elements U.S. Portfolio (1)
Assets
Common Stocks	$901,506,286	$—	$—	$901,506,286
Real Estate Investment Trusts	904,559	—	—	904,559
Money Market Funds	5,077,963	—	—	5,077,963
U.S. Treasury Bills	—	13,979,160	—	13,979,160
Investments Purchased with the Cash Proceeds from Securities Lending	13,693,547	—	—	13,693,547

Total Assets	$921,182,355	$13,979,160	$—	$935,161,515
Other Financial Instruments *
Unrealized depreciation on futures contracts	$(1,120,367)	$—	$—	$(1,120,367)
Unrealized appreciation on swap contracts	—	2,829,955	—	2,829,955
Unrealized depreciation on swap contracts	—	(2,622,105)	—	(2,622,105)

Total	$(1,120,367)	$207,850	$—	$(912,517)

Elements U.S. Small Cap Portfolio
Assets
Common Stocks	$505,140,479	$—	$7,719	$505,148,198
Real Estate Investment Trusts	657,259	—	—	657,259
Money Market Funds	3,024,930	—	—	3,024,930
U.S. Treasury Bills	—	9,987,062	—	9,987,062
Investments Purchased with the Cash Proceeds from Securities Lending	20,787,600	—	—	20,787,600

Total Assets	$529,610,268	$9,987,062	$7,719	$539,605,049
Other Financial Instruments *
Unrealized appreciation on futures contracts	$933,671	$—	$—	$933,671
Unrealized appreciation on swap contracts	—	794,287	—	794,287
Unrealized depreciation on swap contracts	—	(1,738,866)	—	(1,738,866)

Total	$933,671	$(944,579)	$—	$(10,908)

Elements Portfolios	Annual Report	May 31, 2018

Notes to Financial Statements	May 31, 2018

DESCRIPTION	LEVEL 1	LEVEL 2	LEVEL 3	TOTAL
Elements International Portfolio (1)
Assets
Common Stocks	$545,783,295	$—	$—	$545,783,295
Preferred Stocks	46,469	—	—	46,469
Real Estate Investment Trusts	2,077,122	—	—	2,077,122
Money Market Funds	10,767,111	—	—	10,767,111
U.S. Treasury Bills	—	5,990,100	—	5,990,100
Investments Purchased with the Cash Proceeds from Securities Lending	406,980	—	—	406,980

Total Assets	$559,080,977	$5,990,100	$—	$565,071,077
Liabilities
Securities Sold Short	$223,871	$—	$—	$223,871

Total Liabilities	$223,871	$—	$—	$223,871
Other Financial Instruments *
Unrealized depreciation on futures contracts	$(6,182,801)	$—	$—	$(6,182,801)
Unrealized appreciation on swap contracts	—	14,061,632	—	14,061,632
Unrealized depreciation on swap contracts	—	(8,114,275)	—	(8,114,275)

Total	$(6,182,801)	$5,947,357	$—	$(235,444)

Elements International Small Cap Portfolio (1)
Assets
Common Stocks	$209,602,617	$—	$—	$209,602,617
Preferred Stocks	149,927	—	—	149,927
Real Estate Investment Trusts	26,468	—	—	26,468
Rights	11,208	—	—	11,208
Money Market Funds	4,567,633	—	—	4,567,633
U.S. Treasury Bills	—	4,990,234	—	4,990,234
Investments Purchased with the Cash Proceeds from Securities Lending	763,943	—	—	763,943

Total Assets	$215,121,796	$4,990,234	$—	$220,112,030
Other Financial Instruments *
Unrealized depreciation on futures contracts	$(1,738,134)	$—	$—	$(1,738,134)
Unrealized appreciation on swap contracts	—	5,302,206	—	5,302,206
Unrealized depreciation on swap contracts	—	(3,182,671)	—	(3,182,671)

Total	$(1,738,134)	$2,119,535	$—	$381,401

Elements Emerging Markets Portfolio
Assets
Common Stocks	$251,770,371	$—	$70,828	$251,841,199
Real Estate Investment Trusts	2,500,346	—	—	2,500,346
Money Market Funds	10,296,833	—	—	10,296,833
U.S. Treasury Bills	—	5,992,363	—	5,992,363
Investments Purchased with the Cash Proceeds from Securities Lending	41,323	—	—	41,323

Total Assets	$264,608,873	$5,992,363	$70,828	$270,672,064

Elements Portfolios	Annual Report	May 31, 2018

Notes to Financial Statements	May 31, 2018

DESCRIPTION	LEVEL 1	LEVEL 2	LEVEL 3	TOTAL
Other Financial Instruments *
Unrealized appreciation on futures contracts	$6,987	$—	$—	$6,987
Unrealized depreciation on futures contracts	(11,025,729)	—	—	(11,025,729)
Unrealized appreciation on swap contracts	—	8,278,841	—	8,278,841
Unrealized depreciation on swap contracts	—	(7,001,975)	—	(7,001,975)
Unrealized appreciation on forward currency contracts	—	8,691	—	8,691
Unrealized depreciation on forward currency contracts	—	(234,843)	—	(234,843)

Total	$(11,018,742)	$1,050,714	$—	$(9,968,028)

*

Other financial instruments are derivatives, such as futures contracts, swap contracts and forward currency contracts. These instruments are reflected at the unrealized appreciation (depreciation) on the instrument.

(1)	The Elements Portfolios measure Level 3 activity as of the beginning and end of each financial reporting period.

Below is a reconciliation that details the activity of securities in Level 3 during the year ended May 31, 2018:

	ELEMENTS U.S. SMALL CAP PORTFOLIO	ELEMENTS EMERGING MARKETS PORTFOLIO
	COMMON STOCKS	COMMON STOCKS
Beginning Balance—June 1, 2017	$—	$—
Acquisitions	1,260	66,005
Dispositions	(7,826)	—
Realized gains	19,352	—
Return of capital	(192,677)	—
Change in unrealized appreciation	7,850	4,823
Transfers in/(out) of Level 3	179,760	—
Ending Balance—May 31, 2018	$7,719	$70,828

As of May 31, 2018, the change in unrealized appreciation (depreciation) on positions still held in the Elements International Small Cap Portfolio and Elements Emerging Markets Portfolio were $7,850 and $4,823, respectively.

Unobservable inputs used to value a Portfolio’s investment in equity securities or equity swaps potentially include the analytical data relating to the security and issuer from the issuer’s financial statements, press releases and public filings, relevant material news events and other factors deemed relevant by the Adviser Valuation Committee. Significant changes in any of these inputs could impact the fair value measurement of the position.

Derivative Transactions — All of the Elements Portfolios engaged in futures and swap transactions while the Elements Emerging Markets Portfolio also engaged in forward currency transactions. These transactions were for speculative purposes, to maintain liquidity, hedge equity and foreign exchange rate exposure or to earn an enhanced return during the year ended May 31, 2018.

Futures Contracts — All of the Elements Portfolios engage in transactions in futures contracts and options on futures contracts. Futures contracts are standardized, exchange-traded contracts that obligate a purchaser to take delivery, and a seller to make delivery, of a specific amount of an asset at a specified future date at a specified price. A futures contract on an index is an agreement pursuant to which two parties agree to take or make delivery of an amount of cash equal to the difference between the value of the index at the close of the last trading day of the contract and the price at which the index contract originally was written. Although the value of an index might be a function of the value of certain specified securities, physical delivery of these securities is not always made. A currency future is an agreement pursuant to which two parties agree to take or make delivery of an amount of cash equal to the difference between the value of the specified currencies at the close of the last trading day of the contract and the price at which the currency contract originally was written. The Elements Portfolios are also authorized to purchase or sell call and put options on futures contracts. Each Portfolio may maintain margin for non-U.S. futures transactions directly with its broker or the clearinghouse.

Elements Portfolios	Annual Report	May 31, 2018

Notes to Financial Statements	May 31, 2018

The average notional amount of futures contracts during the year ended May 31, 2018, were as follows:

	ELEMENTS U.S. PORTFOLIO	ELEMENTS U.S. SMALL CAP PORTFOLIO	ELEMENTS INTERNATIONAL PORTFOLIO	ELEMENTS INTERNATIONAL SMALL CAP PORTFOLIO	ELEMENTS EMERGING MARKETS PORTFOLIO
Long futures contracts
Equity index contracts	$55,576,585	$44,509,636	$99,732,980	$42,049,910	$133,073,513
Total long futures contracts	$55,576,585	$44,509,636	$99,732,980	$42,049,910	$133,073,513

Total Return Swaps — All of the Elements Portfolios enter into total return swaps. In a swap transaction, two parties generally agree to exchange the returns (or differentials in rates of return) earned or realized on a particular predetermined reference instrument or instruments, which can be adjusted for an interest rate factor. The gross returns to be exchanged or “swapped” between the parties are generally calculated with respect to a “notional amount” (i.e., the return on or increase in value of a particular dollar amount invested in a particular security or other asset or in a “basket” of securities representing a particular index). Other types of swap agreements may calculate the obligations of the parties to the agreement on a “net basis.” Consequently, a party’s current obligations (or rights) under a swap agreement will generally be equal only to the net amount to be paid or received under the agreement based on the relative values of the positions held by each party to the agreement (the “net amount”). An equity swap is an agreement in which at least one party’s payments are based on the rate of return of an equity security or equity index. The other party’s payments can be based on a fixed rate, a non-equity variable rate or even a different equity index. The Elements Portfolios use swaps for speculative purposes based on performance of the underlying reference instrument.

The average notional amount of total return swaps held during the year ended May 31, 2018 were as follows:

	ELEMENTS U.S. PORTFOLIO	ELEMENTS U.S. SMALL CAP PORTFOLIO	ELEMENTS INTERNATIONAL PORTFOLIO	ELEMENTS INTERNATIONAL SMALL CAP PORTFOLIO	ELEMENTS EMERGING MARKETS PORTFOLIO
Swaps
Equity contracts	$51,368,678	$25,653,746	$147,709,874	$41,064,531	$151,437,759
Total swaps	$51,368,678	$25,653,746	$147,709,874	$41,064,531	$151,437,759

Forward Currency Contracts — The Elements Emerging Markets Portfolio enters into, and the other Elements Portfolios may enter into forward currency contracts. When entering into a forward currency contract, in the case of a deliverable contract a Portfolio agrees to receive or deliver a fixed quantity of foreign currency for an agreed-upon price on an agreed future date or in the case of a non-deliverable contract to settle the equivalent in U.S. dollars. The Portfolio’s net equity therein, represents unrealized gain or loss on the contracts as measured by the difference between the forward foreign exchange rates at the dates of entry into the contracts and the forward rates at the reporting date. These instruments may involve market risk from movements in currencies or credit risk from the possible inability of counterparties to meet the terms of their contracts.

The average notional amount of forward currency contracts during the year ended May 31, 2018 were as follows:

ELEMENTS EMERGING MARKETS PORTFOLIO
Forwards
Long foreign exchange contracts	$12,535,765
Short foreign exchange contracts	2,836,059
Total forwards	$15,371,824

Elements Portfolios	Annual Report	May 31, 2018

Notes to Financial Statements	May 31, 2018

The tables below reflect the values of the derivative assets and liabilities as reflected in each Portfolio’s Statement of Assets and Liabilities.

	ASSET DERIVATIVES
	STATEMENT OF ASSETS AND LIABILITIES LOCATION	FAIR VALUE
Elements U.S. Portfolio
Swaps
Equity contracts	Unrealized appreciation on swap contracts**	$2,829,955

Elements U.S. Small Cap Portfolio
Futures
Equity contracts	Net assets - Unrealized appreciation*	933,671

Swaps
Equity contracts	Unrealized appreciation on swap contracts**	794,287

Elements International Portfolio
Swaps
Equity contracts	Unrealized appreciation on swap contracts**	14,061,632

Elements International Small Cap Portfolio
Swaps
Equity contracts	Unrealized appreciation on swap contracts**	5,302,206

Elements Emerging Markets Portfolio
Futures
Equity contracts	Net assets - Unrealized appreciation*	6,987

Swaps
Equity contracts	Unrealized appreciation on swap contracts**	8,278,841

Forwards
Foreign exchange contracts	Unrealized appreciation on forward currency contracts	8,691

*	Reflects cumulative unrealized appreciation of futures contracts as reported in the Schedule of Investments.
**	Reflects cumulative unrealized appreciation of swap contracts as reported in the Schedule of Investments.

	LIABILITY DERIVATIVES
	STATEMENT OF ASSETS AND LIABILITIES LOCATION	FAIR VALUE
Elements U.S. Portfolio
Futures
Equity contracts	Net assets - Unrealized depreciation*	$1,120,367

Swaps
Equity contracts	Unrealized depreciation on swap contracts**	2,622,105

Elements U.S. Small Cap Portfolio
Swaps
Equity contracts	Unrealized depreciation on swap contracts**	1,738,866

Elements International Portfolio
Futures
Equity contracts	Net assets - Unrealized depreciation*	1,199,912
Foreign exchange contracts	Net assets - Unrealized depreciation*	4,982,889

Swaps
Equity contracts	Unrealized depreciation on swap contracts**	8,114,275

Elements Portfolios	Annual Report	May 31, 2018

Notes to Financial Statements	May 31, 2018

	LIABILITY DERIVATIVES
	STATEMENT OF ASSETS AND LIABILITIES LOCATION	FAIR VALUE

Elements International Small Cap Portfolio
Futures
Equity contracts	Net assets - Unrealized depreciation*	$232,647
Foreign exchange contracts	Net assets - Unrealized depreciation*	1,505,487

Swaps
Equity contracts	Unrealized depreciation on swap contracts**	3,182,671

Elements Emerging Markets Portfolio
Futures
Equity contracts	Net assets - Unrealized depreciation*	11,025,729

Swaps
Equity contracts	Unrealized depreciation on swap contracts**	6,513,891
Equity future contracts	Unrealized depreciation on swap contracts**	488,084

Forwards
Foreign exchange contracts	Unrealized depreciation on forward currency contracts	234,843

*	Reflects cumulative unrealized depreciation of futures contracts as reported in the Schedule of Investments.
**	Reflects cumulative unrealized depreciation of swap contracts as reported in the Schedule of Investments.

The tables below reflect the effect of derivative instruments on the Statement of Operations for the year ended May 31, 2018.

AMOUNT OF REALIZED GAIN OR (LOSS) ON DERIVATIVES TRANSACTIONS
	FUTURES CONTRACTS	SWAP CONTRACTS	FORWARD CURRENCY CONTRACTS	TOTAL
Elements U.S. Portfolio
Equity contracts	$3,772,940	$(2,070,903)	$—	$1,702,037

Elements U.S. Small Cap Portfolio
Equity contracts	3,965,977	1,405,729	—	5,371,706

Elements International Portfolio
Equity contracts	1,009,824	4,198,382	—	5,208,206
Foreign exchange contracts	4,282,473	—	—	4,282,473

Elements International Small Cap Portfolio
Equity contracts	951,463	2,214,002	—	3,165,465
Foreign exchange contracts	1,391,573	—	—	1,391,573

Elements Emerging Markets Portfolio
Equity contracts	23,259,955	(1,887,361)	—	21,372,594
Foreign exchange contracts	—	—	(8,378)	(8,378)

CHANGE IN UNREALIZED APPRECIATION OR (DEPRECIATION) ON DERIVATIVES TRANSACTIONS
	FUTURES CONTRACTS	SWAP CONTRACTS	FORWARD CURRENCY CONTRACTS	TOTAL
Elements U.S. Portfolio
Equity contracts	$(1,104,790)	$207,850	$—	$(896,940)

Elements U.S. Small Cap Portfolio
Equity contracts	976,298	(944,579)	—	31,719

Elements International Portfolio
Equity contracts	(1,402,992)	6,044,954	—	4,641,962
Foreign exchange contracts	(4,982,889)	—	—	(4,982,889)

Notes to Financial Statements	May 31, 2018

CHANGE IN UNREALIZED APPRECIATION OR (DEPRECIATION) ON DERIVATIVES TRANSACTIONS
	FUTURES CONTRACTS	SWAP CONTRACTS	FORWARD CURRENCY CONTRACTS	TOTAL

Elements International Small Cap Portfolio
Equity contracts	$(250,420)	$2,066,655	$—	$1,816,235
Foreign exchange contracts	(1,505,487)	—	—	(1,505,487)

Elements Emerging Markets Portfolio
Equity contracts	(11,018,742)	1,276,866	—	(9,741,876)
Foreign exchange contracts	—	—	(226,152)	(226,152)

(b) Offsetting on the Statement of Assets and Liabilities Accounting Standards Update No. 2011-11 “Disclosures about Offsetting Assets and Liabilities” (“ASU 2011-11”) intended to help investors and other financial statement users better assess the effect or potential effect of offsetting arrangements on a fund’s financial position. ASU 2011-11 requires entities to disclose both gross and net information about both instruments and transactions eligible for offset on the Statement of Assets and Liabilities, and disclose instruments and transactions subject to master netting or similar agreements. In addition, in January 2013, the FASB issued Accounting Standards Update No. 2013-1 “Clarifying the Scope of Offsetting Assets and Liabilities” (“ASU 2013-1”), specifying exactly which transactions are subject to offsetting disclosures. The scope of the disclosure requirement is limited to derivative instruments, repurchase agreements and reverse repurchase agreements, and securities lending transactions. The International Swap and Derivative Association (“ISDA”) agreements specify collateral posting arrangements. Under the agreements, collateral is routinely transferred if the total net exposure to certain transactions (net of existing collateral already in place) governed under an agreement with a counterparty in a given account exceeds a specified threshold.

The Elements Portfolios are each subject to a netting arrangement, which governs the terms of certain transactions with select counterparties. The netting arrangement allows the Elements Portfolios to individually close out and net their total exposure to a counterparty in the event of a default with respect to all the transactions governed under a single agreement with a counterparty. The netting arrangement also specifies collateral posting arrangements at prearranged exposure levels. Under the netting arrangement, collateral is routinely transferred if the total net exposure to certain transactions (net of existing collateral already in place) governed under the relevant netting arrangement with a counterparty in a given account exceeds a specified threshold depending on the counterparty and the type of netting arrangement.

	GROSS AMOUNT OF RECOGNIZED ASSETS	GROSS AMOUNT OFFSET IN THE CONSOLIDATED STATEMENT OF ASSETS AND LIABILITIES	NET AMOUNTS PRESENTED IN THE CONSOLIDATED STATEMENT OF ASSETS AND LIABILITIES	GROSS AMOUNTS NOT OFFSET IN THE CONSOLIDATED STATEMENT OF ASSETS AND LIABILITIES
ASSETS:				FINANCIAL INSTRUMENTS	COLLATERAL RECEIVED	NET AMOUNT
Elements U.S. Portfolio
Total return swap contracts	$2,829,955	$—	$2,829,955	$(1,920,458)	$—	$909,497
	$2,829,955	$—	$2,829,955	$(1,920,458)	$—	$909,497
Elements U.S. Small Cap Portfolio
Total return swap contracts	$794,287	$—	$794,287	$(794,287)	$—	$—
	$794,287	$—	$794,287	$(794,287)	$—	$—
Elements International Portfolio
Total return swap contracts	$14,061,632	$—	$14,061,632	$(6,749,942)	$—	$7,311,690
	$14,061,632	$—	$14,061,632	$(6,749,942)	$—	$7,311,690
Elements International Small Cap Portfolio
Total return swap contracts	$5,302,206	$—	$5,302,206	$(3,182,671)	$—	$2,119,535
	$5,302,206	$—	$5,302,206	$(3,182,671)	$—	$2,119,535

Elements Portfolios	Annual Report	May 31, 2018

Notes to Financial Statements	May 31, 2018

	GROSS AMOUNT OF RECOGNIZED ASSETS	GROSS AMOUNT OFFSET IN THE CONSOLIDATED STATEMENT OF ASSETS AND LIABILITIES	NET AMOUNTS PRESENTED IN THE CONSOLIDATED STATEMENT OF ASSETS AND LIABILITIES	GROSS AMOUNTS NOT OFFSET IN THE CONSOLIDATED STATEMENT OF ASSETS AND LIABILITIES
ASSETS:				FINANCIAL INSTRUMENTS	COLLATERAL RECEIVED	NET AMOUNT
Elements Emerging Markets Portfolio
Forward currency contracts	$8,691	$—	$8,691	$(8,691)	$—	$—
Total return swap contracts	8,278,841	—	8,278,841	(6,513,891)	—	1,764,950
	$8,287,532	$—	$8,287,532	$(6,522,582)	$—	$1,764,950

	GROSS AMOUNT OF RECOGNIZED LIABILITIES	GROSS AMOUNT OFFSET IN THE CONSOLIDATED STATEMENT OF ASSETS AND LIABILITIES	NET AMOUNTS PRESENTED IN THE CONSOLIDATED STATEMENT OF ASSETS AND LIABILITIES	GROSS AMOUNTS NOT OFFSET IN THE CONSOLIDATED STATEMENT OF ASSETS AND LIABILITIES
LIABILITIES:				FINANCIAL INSTRUMENTS	COLLATERAL PLEDGED	NET AMOUNT
Elements U.S. Portfolio
Total return swap contracts	$2,622,105	$—	$2,622,105	$(1,920,458)	$(701,647)	$—
	$2,622,105	$—	$2,622,105	$(1,920,458)	$(701,647)	$—
Elements U.S. Small Cap Portfolio
Total return swap contracts	$1,738,866	$—	$1,738,866	$(794,287)	$(944,579)	$—
	$1,738,866	$—	$1,738,866	$(794,287)	$(944,579)	$—
Elements International Portfolio
Total return swap contracts	$8,114,275	$—	$8,114,275	$(6,749,942)	$(1,364,333)	$—
	$8,114,275	$—	$8,114,275	$(6,749,942)	$(1,364,333)	$—
Elements International Small Cap Portfolio
Total return swap contracts	$3,182,671	$—	$3,182,671	$(3,182,671)	$—	$—
	$3,182,671	$—	$3,182,671	$(3,182,671)	$—	$—
Elements Emerging Markets Portfolio
Forward currency contracts	$234,843	$—	$234,843	$(8,691)	$(226,152)	$—
Total return swap contracts	7,001,975	—	7,001,975	(6,513,891)	(488,084)	—
	$7,236,818	$—	$7,236,818	$(6,522,582)	$(714,236)	$—

Actual collateral pledged may be more than reported in order to satisfy broker requirements.

(c) Use of Estimates The preparation of the financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

(d) Indemnifications In the normal course of business, the Elements Portfolios enter into contracts that contain a variety of representations which provide general indemnifications. The Elements Portfolios’ maximum exposure under these arrangements cannot be known; however, the Elements Portfolios expect any risk of loss to be remote.

(e) Federal Income Taxes The Elements Portfolios intend to qualify as regulated investment companies (“RIC”) under Subchapter M of the Internal Revenue Code of 1986, as amended. If so qualified, the Elements Portfolios will not be subject to federal income tax to the extent they distribute substantially all of their net investment income and capital gains to shareholders. Therefore, no federal income tax provision is required.

(f) Distributions to Shareholders The Elements Portfolios intend to distribute to their shareholders any net investment income and any net realized long- or short-term capital gains, if any, at least annually. Distributions are recorded on the

Elements Portfolios	Annual Report	May 31, 2018

Notes to Financial Statements	May 31, 2018

ex-dividend date. The Elements Portfolios each may periodically make reclassifications among certain of their capital accounts as a result of the characterization of certain income and realized gains determined annually in accordance with federal tax regulations that may differ from GAAP.

(g) Foreign Securities and Currency Transactions The Elements Portfolios’ books and records are maintained in U.S. dollars. Foreign currency denominated transactions (i.e. market value of investment securities, assets and liabilities, purchases and sales of investment securities, and income and expenses) are translated into U.S. dollars at the current rate of exchange. The Elements Portfolios do not isolate that portion of results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are reflected in net realized and unrealized gain or loss on investments.

The Elements International Portfolio, the Elements International Small Cap Portfolio and the Elements Emerging Markets Portfolio invest primarily in foreign-issued securities. Investments in foreign (non-U.S.) issuers involve risks not ordinarily associated with exposure to securities and instruments of U.S. issuers, including risks relating to political, social and economic developments affecting issuers located in foreign countries and differences between U.S. and foreign regulatory requirements and market practices, including fluctuations in foreign currency exchange rates and regulations, or foreign withholding taxes. Investing directly or indirectly in foreign securities may result in a Portfolio experiencing more rapid and extreme changes in value than a fund that obtains exposure exclusively in securities of U.S. issuers.

If the Elements Portfolios invest in foreign issuers by purchasing American Depositary Receipts (“ADRs”) (U.S. dollar-denominated depositary receipts issued generally by banks and representing the deposit with the bank of a security of a non-U.S. issuer; ADRs are publicly traded on exchanges or over-the counter in the United States), the Elements Portfolios are exposed to credit risk with respect to the issuer of the ADR, in addition to the risks of the underlying foreign securities.

(h) Other Investment transactions are recorded on the trade date. Dividend income, less any foreign tax withheld, is recognized on the ex-dividend date and interest income is recognized on an accrual basis, including amortization/accretion of premiums or discounts. Discounts and premiums on securities purchased are amortized over the lives of the respective securities using the constant yield method.

(i) Restricted Securities The Elements Portfolios may invest a portion of their assets in securities that are restricted, but eligible for purchase and sale by certain qualified institutional buyers, as defined in Rule 144A under the Securities Act of 1933, as amended, as well as other restricted securities. Restricted securities may be resold in transactions that are exempt from registration under Federal securities laws or if the securities are publicly registered. Restricted securities may be deemed illiquid.

(j) REIT Distributions The character of distributions received from real estate investment trusts (“REITs”) held by the Elements Portfolios is generally comprised of net investment income, capital gains, and return of capital. It is the policy of the Elements Portfolios to estimate the character of distributions received from underlying REITs based on historical data provided by the REITs. After each calendar year end, REITs report the actual tax character of these distributions. Differences between the estimated and actual amounts reported by the REITs are reflected in the Elements Portfolios’ records in the year in which they are reported by the REITs by adjusting related investment cost basis, capital gains and income, as necessary.

(k) Counterparties The counterparties presented in the Schedules of Investments are as follows: A: Goldman Sachs International, B: Morgan Stanley Capital Services LLC.

(l) Securities Lending The Elements U.S. Portfolio and Elements U.S. Small Cap Portfolio entered into securities lending arrangements with Securities Finance Trust Company (a “securities lending agent”). The Elements International Portfolio, Elements International Small Cap Portfolio and Elements Emerging Markets Portfolio entered into securities lending arrangements with Brown Brothers Harriman & Co. (a “securities lending agent”). Under the terms of the agreements, the securities lending agent is authorized to loan securities on behalf of the Elements Portfolios to approved borrowers. In exchange, the Elements Portfolios receive collateral in the amount of 102% of the value of securities loaned for domestic securities and 105% of the value of securities loaned with respect to foreign securities and the loans are marked to

Elements Portfolios	Annual Report	May 31, 2018

Notes to Financial Statements	May 31, 2018

market daily. The Elements Portfolios’ cash collateral is invested in short-term instruments as noted in the Schedules of Investments. Although risk is mitigated by the collateral, the borrower may fail to return the securities in a timely manner or at all. As a result, the Elements Portfolios may lose money and there may be a delay in recovering securities. In addition, the Elements Portfolios bear the risk of loss associated with the investment of collateral received. After predetermined rebates to borrowers, a percentage of the net securities lending revenue is credited to the applicable Elements Portfolio. The securities lending agent is paid a fee for administering a securities lending program for the Elements Portfolios, equal to a predetermined percentage of such net securities lending revenues. Securities lending income is disclosed in the Elements Portfolios’ Statement of Operations.

3. Federal Tax Matters

Provisions for federal income taxes or excise taxes have not been made since the Elements Portfolios intend to be taxed as RICs and intend to distribute substantially all taxable income and capital gains to shareholders and otherwise comply with the provisions of the Internal Revenue Code applicable to RICs. Distributions from net realized gains for book purposes may include short-term capital gains which are included as ordinary income to shareholders for tax purposes. Additionally, GAAP requires that certain components of net assets relating to permanent differences be reclassified between financial and tax reporting. The reclassifications have no effect on net assets or NAV per share. Permanent differences for the year ended May 31, 2018 were primarily attributable to differences in the book and tax treatment of foreign currencies realized gains and losses, distributions from real estate investment trusts and investment in passive foreign investment companies.

For the year ended May 31, 2018, the effect of permanent “book/tax” reclassifications resulted in increases and decreases to components of the Elements Portfolios’ net assets as follows:

	UNDISTRIBUTED NET INVESTMENT INCOME/(LOSS)	ACCUMULATED NET REALIZED GAIN/(LOSS)	PAID IN CAPITAL
Elements U.S. Portfolio	$(2,719)	$2,719	$—
Elements U.S. Small Cap Portfolio	(98)	98	—
Elements International Portfolio	2,575,341	(2,575,341)	—
Elements International Small Cap Portfolio	1,139,322	(1,139,322)	—
Elements Emerging Market Portfolio	(11,540)	11,540	—

As of May 31, 2018, the components of accumulated earnings (losses) for income tax purposes were as follows:

	ELEMENTS U.S. PORTFOLIO	ELEMENTS U.S. SMALL CAP PORTFOLIO	ELEMENTS INTERNATIONAL PORTFOLIO	ELEMENTS INTERNATIONAL SMALL CAP PORTFOLIO	ELEMENTS EMERGING MARKET PORTFOLIO
Tax cost of Investments	835,888,809	467,889,113	550,869,372	210,981,737	274,600,116
Unrealized Appreciation	130,697,258	99,045,773	50,116,028	23,840,203	37,037,848
Unrealized Depreciation	(31,216,702)	(28,274,416)	(30,418,218)	(13,366,990)	(39,733,675)
Net unrealized appreciation (depreciation)	99,480,556	70,771,357	19,697,810	10,473,213	(2,695,827)
Undistributed Ordinary Income	6,681,276	2,902,854	16,085,782	5,061,112	12,830,839
Undistributed Long-Term Capital Gains	—	803,137	—	—	—
Distributable earnings	6,681,276	3,705,991	16,085,782	5,061,112	12,830,839
Post October Capital Loss/Late Year Ordinary Loss Deferral	—	—	(1,403,662)	(554,152)	(1,123,695)
Other accumulated loss	—	—	—	—	(249,212)
Total accumulated gain/(loss)	106,161,832	74,477,348	34,379,930	14,980,173	8,762,105

The differences between book-basis and tax-basis unrealized appreciation (depreciation) are primarily attributable to passive foreign investments and wash sales loss deferrals.

Elements Portfolios	Annual Report	May 31, 2018

Notes to Financial Statements	May 31, 2018

The tax character of distributions paid during the year ended May 31, 2018 was as follows:

	ELEMENTS U.S. PORTFOLIO	ELEMENTS U.S. SMALL CAP PORTFOLIO	ELEMENTS INTERNATIONAL PORTFOLIO	ELEMENTS INTERNATIONAL SMALL CAP PORTFOLIO	ELEMENTS EMERGING MARKET PORTFOLIO
	YEAR ENDED MAY 31, 2018	YEAR ENDED MAY 31, 2018	YEAR ENDED MAY 31, 2018	YEAR ENDED MAY 31, 2018	YEAR ENDED MAY 31, 2018
Distributions paid from:
Ordinary Income	$7,965,223	$5,215,054	$8,060,355	$3,519,708	$6,954,814
Long Term Capital Gain	184,057	403,624	1,802,250	1,168,644	8,036,769
Return of Capital	—	—	—	—	—

Total Distributions Paid	$8,149,280	$5,618,678	$9,862,605	$4,688,352	$14,991,583

Each of the Portfolios designated as long-term capital gain dividends, pursuant to Internal Revenue Code Section 852(b)(3), the amount necessary to reduce the earnings and profits related to net capital gains to zero for the tax year ended May 31, 2018.

The Portfolios do not have net capital losses to be carried forward to future years.

Pursuant to Federal income tax regulations applicable to RICs, the Portfolios elected to defer, on a tax basis, capital losses incurred between November 1, 2017 and May 31, 2018. These losses are deemed to arise on June 1, 2018.

Elements U.S. Portfolio	$—
Elements U.S. Small Cap Portfolio	—
Elements International Portfolio	1,403,662
Elements International Small Cap Portfolio	554,152
Elements Emerging Market Portfolio	1,123,695

The Portfolios did not incur Late Year Ordinary Losses between January 1, 2018 and May 31, 2018.

There is no tax liability resulting from unrecognized tax benefits relating to uncertain income tax positions taken or expected to be taken on the tax returns for the year ended May 31, 2018. As of May 31, 2018 open tax years include the periods ended May 31, 2017 and 2018. The Portfolios recognize interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the Statement of Operations. During the period the Portfolios did not incur any interest or penalties.

4. Agreements

(a) Investment Management Agreement Stone Ridge Asset Management LLC (“Stone Ridge” or the “Adviser”) is the Elements Portfolios’ investment adviser. The Adviser was organized as a Delaware limited liability company in 2012. The Adviser’s primary business is to provide a variety of investment management services, including an investment program for the Elements Portfolios.

As compensation for its services, the Adviser is paid by each of the Elements Portfolios a fee, computed daily and paid monthly in arrears, at the annual rate of 0.30% of the average daily net assets for the Elements U.S. Portfolio, 0.50% of the average daily net assets for the Elements U.S. Small Cap Portfolio, 0.45% of the average daily net assets for the Elements International Portfolio, 0.55% of the average daily net assets of the Elements International Small Cap Portfolio, and 0.60% of the average daily net assets of the Elements Emerging Markets Portfolio.

Effective March 9, 2018 and through September 27, 2018 for the Elements Portfolios, the Adviser has agreed to continue to waive its management fee and/or pay or otherwise bear operating and other expenses of certain portfolios (including offering expenses, but excluding brokerage and transactional expenses, borrowing and other investment-related costs and fees including interest and commitment fees, short dividend expense, acquired fund fees and expenses, taxes, litigation and indemnification expenses, judgments and extraordinary expenses not incurred in the ordinary course of the

Elements Portfolios	Annual Report	May 31, 2018

Notes to Financial Statements	May 31, 2018

Elements Portfolios’ business) solely to the extent necessary to limit the Elements Portfolios’ total annual fund operating expenses for the period June 1, 2017 through May 31, 2018 and for the period June 1, 2018 through September 27, 2018, to 0.15% for the Elements U.S. Portfolio and the Elements U.S. Small Cap Portfolio and 0.20% for the Elements International Portfolio, the Elements International Small Cap Portfolio and the Elements Emerging Markets Portfolio.

As of May 31, 2018, the amounts waived or reimbursed by the Adviser with respect to the Elements U.S. Portfolio, the Elements U.S. Small Cap Portfolio, the Elements International Portfolio, the Elements International Small Cap Portfolio and the Elements Emerging Markets Portfolio were $2,968,107, $3,025,254, $2,845,052, $1,699,169 and $1,765,869, respectively.

(b) Custodian, Administrator and Transfer Agent The custodians to the Trust are U.S. Bank, N.A for the Elements U.S. Portfolio and the Elements U.S. Small Cap Portfolio and Brown Brothers Harriman & Co. for the Elements International Portfolio, the Elements International Small Cap Portfolio and the Elements Emerging Markets Portfolio. Prior to April 19, 2018 U.S. Bank N.A. served as the custodian for the Elements Portfolios. The administrator and transfer agent to the Trust is U.S. Bancorp Fund Services, LLC, an affiliate of U.S. Bank, N.A.

(c) Distributor ALPS Distributors, Inc. (the “Distributor”) serves as the Elements Portfolios’ distributor. Prior to August 14, 2017, Quasar Distributors, LLC served as the Elements Portfolios’ distributor.

5. Distribution Plan

The Elements Portfolios pay Rule 12b-1 fees to compensate financial intermediaries in connection with (i) personal and account maintenance services rendered to Portfolio shareholders (fees for such services, “servicing fees”) and/or (ii) activities or expenses primarily intended to result in the sale of Portfolio shares (fees for such services, if any, “distribution fees”). Servicing fees and distribution fees may be paid pursuant to a Distribution Plan (“12b-1 Plan”) adopted by each Portfolio at the maximum annual rate of 0.25% of such Portfolio’s average daily net assets. Each Portfolio currently pays a rate of 0.10% unless authorized by the Board to pay a higher rate (not to exceed 0.25%). These fees are paid out of each Portfolio’s assets on an ongoing basis and may be administered or facilitated by the Distributor. Because Rule 12b-1 fees are paid out of a Portfolio’s assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than other types of sales charges. The Distributor does not retain any portion of the distribution fees. The Adviser performs certain services and incurs certain expenses with respect to the promotion of Portfolio shares and the servicing of shareholders. If amounts remain from the 12b-1 fees after the Distributor has paid the intermediaries, such amounts may be used to compensate the Adviser for the services it provides and for the expenses it bears in connection with the distribution of Portfolio shares.

6. Offering Costs

Offering costs include state registration fees and legal fees regarding the preparation of the initial registration statement. Offering costs are accounted for as deferred costs until operations begin and are then amortized to expense over twelve months on a straight-line basis. The offering costs incurred were $65,320 for the Elements U.S. Portfolio, $55,474 for the Elements U.S. Small Cap Portfolio, $52,635 for the Elements International Portfolio, $52,259 for the Elements International Small Cap Portfolio and $52,682 for the Elements Emerging Markets Portfolio.

7. Related Parties

Certain officers of the Trust are also employees of the Adviser. The Officers, with the exception of a portion of the Chief Compliance Officer’s salary, are not compensated by the Trust.

Elements Portfolios	Annual Report	May 31, 2018

Notes to Financial Statements	May 31, 2018

8. Investment Transactions

For the year ended May 31. 2018, aggregate purchases and sales of securities (excluding short-term securities) by the Elements Portfolios were as follows:

	Elements U.S. Portfolio	Elements U.S. Small Cap Portfolio	Elements International Portfolio	Elements International Small Cap Portfolio	Elements Emerging Markets Portfolio
Purchases	$426,568,134	$181,694,404	$353,194,234	$142,260,061	$328,634,230
Sales	166,478,294	117,843,539	89,616,051	29,377,145	83,615,332

9. Capital Share Transactions

ELEMENTS U.S. PORTFOLIO	YEAR ENDED MAY 31, 2018	PERIOD ENDED MAY 31, 2017(1)
Shares sold	25,543,456	61,134,269
Shares issued to holders in reinvestment of dividends	683,781	—
Shares redeemed	(5,638,072)	(253,094)
Net increase in shares	20,589,165	60,881,175
Shares outstanding:
Beginning of year	60,881,175	—
End of year	81,470,340	60,881,175

ELEMENTS U.S. SMALL CAP PORTFOLIO	YEAR ENDED MAY 31, 2018	PERIOD ENDED MAY 31, 2017(1)
Shares sold	11,100,520	43,205,365
Shares issued to holders in reinvestment of dividends	400,039	—
Shares redeemed	(8,615,960)	(94,539)
Net increase in shares	2,884,599	43,110,826
Shares outstanding:
Beginning of year	43,110,826	—
End of year	45,995,425	43,110,826

ELEMENTS INTERNATIONAL PORTFOLIO	YEAR ENDED MAY 31, 2018	PERIOD ENDED MAY 31, 2017(2)
Shares sold	22,998,616	36,727,462
Shares issued to holders in reinvestment of dividends	838,653	—
Shares redeemed	(6,657,301)	(354,168)
Net increase in shares	17,179,968	36,373,294
Shares outstanding:
Beginning of year	36,373,294	—
End of year	53,553,262	36,373,294

ELEMENTS INTERNATIONAL SMALL CAP PORTFOLIO	YEAR ENDED MAY 31, 2018	PERIOD ENDED MAY 31, 2017(2)
Shares sold	8,418,582	13,283,032
Shares issued to holders in reinvestment of dividends	394,104	—
Shares redeemed	(1,146,308)	(610,084)
Net increase in shares	7,666,378	12,672,948
Shares outstanding:
Beginning of year	12,672,948	—
End of year	20,339,326	12,672,948

Elements Portfolios	Annual Report	May 31, 2018

Notes to Financial Statements	May 31, 2018

ELEMENTS EMERGING MARKETS PORTFOLIO	YEAR ENDED MAY 31, 2018(3)
Shares sold	27,019,063
Shares issued to holders in reinvestment of dividends	1,374,200
Shares redeemed	(2,471,674)
Net increase in shares	25,921,589
Shares outstanding:
Beginning of year	—
End of year	25,921,589

(1)	The Portfolio commenced operations on April 3, 2017.
(2)	The Portfolio commenced operations on May 1, 2017.
(3)	The Portfolio commenced operations on June 1, 2017.

10. Financing

The Portfolios may obtain leverage through borrowings in seeking to achieve their investment objectives. As of May 31, 2018, the Elements Portfolios, along with six other series of the Trust advised by the Adviser, shared an umbrella line of credit in the amount of $50,000,000. For the Elements Portfolios, the umbrella line of credit took the form of a secured loan agreement, which was effective November 28, 2017-November 1, 2018. Effective June 6, 2018, the Elements International Portfolio, Elements International Small Cap Portfolio and Elements Emerging Markets Portfolio no longer share this line of credit.

Through the period ended May 31, 2018, the Elements Small Cap Portfolio’s maximum borrowing was $10,500,000 and average borrowing was $61,644. This borrowing resulted in interest expenses of $2,260 at a weighted average interest rate of 3.55% and is included in Elements U.S. Small Cap Portfolio’s financial statements. As of May 31, 2018, the Elements U.S. Small Cap Portfolio did not have an outstanding loan balance.

Through the period ended May 31, 2018, the Elements International Portfolio’s maximum borrowing was $13,500,000 and average borrowing was $36,986. This borrowing resulted in interest expenses of $1,313 at a weighted average interest rate of 3.50% and is included in Elements International Portfolio’s financial statements. As of May 31, 2018, the Elements International Portfolio did not have an outstanding loan balance.

11. Subsequent Events Evaluation

In preparing these financial statements, the Elements Portfolios have evaluated events and transactions for potential recognition or disclosure resulting from subsequent events through the date the financial statements were available to be issued. This evaluation did not result in any subsequent events that necessitated disclosures and/or adjustments.

Elements Portfolios	Annual Report	May 31, 2018

Report of Independent Registered Public Accounting Firm

The Board of Trustees and Shareholders of Stone Ridge Trust

Opinion on the Financial Statements

We have audited the accompanying statements of assets and liabilities of the Elements U.S. Portfolio, Elements U.S. Small Cap Portfolio, Elements International Portfolio, Elements International Small Cap Portfolio, and Elements Emerging Market Portfolio (collectively referred to as the “Portfolios”) (five of the portfolios constituting Stone Ridge Trust (the “Trust”)), including the schedules of investments as of May 31, 2018, and the related statements of operations, changes in net assets, and the financial highlights for each of the periods indicated in the table below and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the Portfolios comprising Stone Ridge Trust at May 31, 2018, and the results of their operations, changes in net assets and financial highlights for each of the periods indicated in the table below, in conformity with U.S. generally accepted accounting principles.

Portfolios comprising Stone Ridge Trust	Statement of operations	Statements of changes in net assets	Financial highlights
Elements U.S. Portfolio Elements U.S. Small Cap Portfolio	For the year ended May 31, 2018	For each of the two years in the period ended May 31, 2018	For the year ended May 31, 2018 and the period from April 3, 2017 (commencement of operations) through May 31, 2017

Elements International Portfolio Elements International Small Cap Portfolio	For the year ended May 31, 2018	For each of the two years in the period ended May 31, 2018	For the year ended May 31, 2018 and the period from May 1, 2017 (commencement of operations) through May 31, 2017

Elements Emerging Market Portfolio	For the year ended May 31, 2018	For the year ended May 31, 2018	For the year ended May 31, 2018

Basis for Opinion

These financial statements are the responsibility of the Trust’s management. Our responsibility is to express an opinion on each of the Portfolios’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Trust in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to fraud or error. The Trust is not required to have, nor were we engaged to perform, an audit of the Trust’s internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits include performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures including examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of May 31, 2018, by correspondence with the custodians and brokers or by other appropriate auditing procedures where replies from brokers were not received. Our audits also included evaluation the accounting principles used and significant estimated made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more of the Stone Ridge investment companies since 2013.

Minneapolis, Minnesota

July 30, 2018

Elements Portfolios	Annual Report	May 31, 2018

Expense Examples (Unaudited)

As a shareholder of the Elements Portfolios, you incur ongoing costs, including investment advisory fees, distribution and/or shareholder servicing fees, and other Portfolio expenses, which are indirectly paid by shareholders. This example is intended to help you understand your ongoing costs (in U.S. dollars) of investing in a Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from December 1, 2017 through May 31, 2018.

Actual Expenses

The first line on each table below provides information about actual account values and actual expenses. However, the table does not include shareholder specific fees, such as the $15.00 fee charged for wire redemptions by the Elements Portfolios’ transfer agent. The table also does not include portfolio trading commissions and related trading costs. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during the period.

Hypothetical Example For Comparison Purposes

The second line on each table below provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio for each Portfolio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Elements Portfolios and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relevant total cost of owning different funds.

Elements U.S. Portfolio

	BEGINNING ACCOUNT VALUE DECEMBER 1, 2017	ENDING ACCOUNT VALUE MAY 31, 2018	EXPENSES PAID DURING PERIOD* DECEMBER 1, 2017 – MAY 31, 2018
Actual	$1,000.00	$1,024.80	$1.21
Hypothetical (5% annual return before expenses)*	$1,000.00	$1,023.73	$1.21

*

Expenses are equal to the Portfolio’s annualized six month expense ratio of 0.24%, multiplied by the average account value over the period, multiplied by 182/365 to reflect the partial year period. Certain expenses were waived or reimbursed by the Adviser which has contractually agreed to waive its management fee and reimburse expenses as necessary to limit total annualized expenses, other than certain excluded expenses, of the Portfolio to 0.15% for the fiscal year ended May 31, 2018 and for the period from June 1, 2018 through September 27, 2018. Fee waivers and expense reimbursement may be discontinued after that date.

Elements U.S. Small Cap Portfolio

	BEGINNING ACCOUNT VALUE DECEMBER 1, 2017	ENDING ACCOUNT VALUE MAY 31, 2018	EXPENSES PAID DURING PERIOD* DECEMBER 1, 2017 – MAY 31, 2018
Actual	$1,000.00	$1,052.10	$1.23
Hypothetical (5% annual return before expenses)*	$1,000.00	$1,023.73	$1.21

Elements Portfolios	Annual Report	May 31, 2018

Expense Examples (Unaudited)

*

Expenses are equal to the Portfolio’s annualized six month expense ratio of 0.24%, multiplied by the average account value over the period, multiplied by 182/365 to reflect the partial year period. Certain expenses were waived or reimbursed by the Adviser which has contractually agreed to waive its management fee and reimburse expenses as necessary to limit total annualized expenses, other than certain excluded expenses, of the Portfolio to 0.15% for the fiscal year ended May 31, 2018 and for the period from June 1, 2018 through September 27, 2018. Fee waivers and expense reimbursement may be discontinued after that date.

Elements International Portfolio

	BEGINNING ACCOUNT VALUE DECEMBER 1, 2017	ENDING ACCOUNT VALUE MAY 31, 2018	EXPENSES PAID DURING PERIOD* DECEMBER 1, 2017 – MAY 31, 2018
Actual	$1,000.00	$1,007.10	$1.60
Hypothetical (5% annual return before expenses)*	$1,000.00	$1,023.34	$1.61

*

Expenses are equal to the Portfolio’s annualized six month expense ratio of 0.32%, multiplied by the average account value over the period, multiplied by 182/365 to reflect the partial year period. Certain expenses were waived or reimbursed by the Adviser which has contractually agreed to waive its management fee and reimburse expenses as necessary to limit total annualized expenses, other than certain excluded expenses, of the Portfolio to 0.20% for the fiscal year ended May 31, 2018 and for the period from June 1, 2018 through September 27, 2018. Fee waivers and expense reimbursement may be discontinued after that date.

Elements International Small Cap Portfolio

	BEGINNING ACCOUNT VALUE DECEMBER 1, 2017	ENDING ACCOUNT VALUE MAY 31, 2018	EXPENSES PAID DURING PERIOD* DECEMBER 1, 2017 – MAY 31, 2018
Actual	$1,000.00	$1,016.40	$1.56
Hypothetical (5% annual return before expenses)*	$1,000.00	$1,023.39	$1.56

*

Expenses are equal to the Portfolio’s annualized six month expense ratio of 0.31%, multiplied by the average account value over the period, multiplied by 182/365 to reflect the partial year period. Certain expenses were waived or reimbursed by the Adviser which has contractually agreed to waive its management fee and reimburse expenses as necessary to limit total annualized expenses, other than certain excluded expenses, of the Portfolio to 0.20% for the fiscal year ended May 31, 2018 and for the period from June 1, 2018 through September 27, 2018. Fee waivers and expense reimbursement may be discontinued after that date.

Elements Emerging Markets Portfolio

	BEGINNING ACCOUNT VALUE DECEMBER 1, 2017	ENDING ACCOUNT VALUE MAY 31, 2018	EXPENSES PAID DURING PERIOD* DECEMBER 1, 2017 – MAY 31, 2018
Actual	$1,000.00	$1,029.50	$1.72
Hypothetical (5% annual return before expenses)*	$1,000.00	$1,023.24	$1.72

*

Expenses are equal to the Portfolio’s annualized six month expense ratio of 0.34%, multiplied by the average account value over the period, multiplied by 182/365 to reflect the partial year period. Certain expenses waived or reimbursed by the Adviser which has contractually agreed to waive its management fee and reimburse expenses as necessary to limit total annualized expenses, other than certain excluded expenses, of the Portfolio to 0.20% for the fiscal year ended May 31, 2018 and for the period from June 1, 2018 through September 27, 2018. Fee waivers and expense reimbursement may be discontinued after that date.

Elements Portfolios	Annual Report	May 31, 2018

Additional Information (Unaudited)

1. Disclosure Regarding Fund Trustees and Officers

Independent Trustees
NAME (YEAR OF BIRTH) AND ADDRESS(1)	POSITION(S) HELD WITH THE TRUST	TERM OF OFFICE AND LENGTH OF TIME SERVED(2)	PRINCIPAL OCCUPATION(S) DURING THE PAST 5 YEARS	NUMBER OF PORTFOLIOS IN THE FUND COMPLEX OVERSEEN BY TRUSTEE(3)	OTHER DIRECTORSHIPS / TRUSTEESHIPS HELD BY TRUSTEE DURING THE PAST 5 YEARS
Jeffery Ekberg (1965)	Trustee	since 2016	Self-employed (personal investing) since 2011; Principal, TPG Capital, L.P. (private equity firm) until 2011; Chief Financial Officer, Newbridge Capital, LLC (private equity firm) until 2011	15	None.

Daniel Charney (1970)	Trustee	since 2016	Managing Director and Co-President, Cowen and Company, Cowen, Inc. (financial services firm) since 2012	15	None.

			Interested Trustee
NAME (YEAR OF BIRTH) AND ADDRESS(1)	POSITION(S) HELD WITH THE TRUST	TERM OF OFFICE AND LENGTH OF TIME SERVED(2)	PRINCIPAL OCCUPATION(S) DURING THE PAST 5 YEARS	NUMBER OF PORTFOLIOS IN THE FUND COMPLEX OVERSEEN BY TRUSTEE(3)	OTHER DIRECTORSHIPS / TRUSTEESHIPS HELD BY TRUSTEE DURING THE PAST 5 YEARS
Ross Stevens(4) (1969)	Trustee, Chairman	since 2016	Founder, Chief Executive Officer and President of Stone Ridge since 2012	15	None.

(1)	Each Trustee’s mailing address is c/o Stone Ridge Asset Management LLC, 510 Madison Avenue, 21st Floor, New York, NY 10022.
(2)	Each Trustee serves until resignation or removal from the Board.
(3)	The Fund Complex includes the Trust and Stone Ridge Trust II, Stone Ridge Trust III, Stone Ridge Trust IV and Stone Ridge Trust V, other investment companies managed by the Adviser.
(4)	Mr. Stevens is an “interested person” of the Trust, as defined in Section 2(a)(19) of the 1940 Act, due to his position with the Adviser.

The Statement of Additional Information includes additional information about the Portfolios’ Trustees and is available free of charge upon request by calling the Fund toll free at 1.855.609.3680

Officers of the Trust
NAME (YEAR OF BIRTH) AND ADDRESS(1)(2)	POSITION(S) HELD WITH THE TRUST	TERM OF OFFICE AND LENGTH OF TIME SERVED(3)	PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS
Ross Stevens (1969)	President, Chief Executive Officer and Principal Executive Officer	since 2015	Founder of Stone Ridge Asset Management LLC, Chief Executive Officer and President of the Adviser, since 2012.

Lauren D. Macioce (1978)	Chief Compliance Officer, Secretary, Chief Legal Officer and Anti-Money Laundering Compliance Officer	since 2016	General Counsel and Chief Compliance Officer of the Adviser, since 2016; prior to that Associate at Ropes & Gray LLP (law firm).

Elements Portfolios	Annual Report	May 31, 2018

Additional Information (Unaudited)

Officers of the Trust
NAME (YEAR OF BIRTH) AND ADDRESS(1)(2)	POSITION(S) HELD WITH THE TRUST	TERM OF OFFICE AND LENGTH OF TIME SERVED(3)	PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS
Anthony Zuco (1975)	Treasurer, Principal Financial Officer, Chief Financial Officer and Chief Accounting Officer	since February 2018	Supervising Fund Controller at the Adviser, since 2013; prior to that Controller at Owl Creek Asset Management L.P. (investment advisory firm).

Alexander Nyren (1980)	Assistant Secretary	since January 2018	Head of Reinsurance of the Adviser, since 2018; member of Reinsurance portfolio management team at the Adviser, since 2013.

Richard Taylor (1980)	Assistant Treasurer	since 2016	Head of Operations of the Adviser, since 2013; prior to that Budget Analyst at Integrated Rehabilitation and Recovery Care Service (construction firm) and Head of Operations at Ruby Capital Partners LLP (investment advisory firm).

(1)	Each Officer’s mailing address is c/o Stone Ridge Asset Management LLC, 510 Madison Avenue, 21st Floor, New York, NY 10022.
(2)	Each of the Officers is an affiliated person of the Adviser as a result of his or her position with the Adviser.
(3)	The term of office of each Officer is indefinite.

2. Shareholder Notification of Federal Tax Status

For the fiscal year ended May 31, 2018, certain dividends paid by the Portfolios may be subject to a maximum tax rate of 15%, as provided by the Jobs and Growth Tax Relief Reconciliation Act of 2003. The percentage of dividends declared from ordinary income designated as qualified dividend income was as follows:

QDI
Elements U.S. Portfolio	87.72%
Elements U.S. Small Cap Portfolio	81.46%
Elements International Portfolio	34.25%
Elements International Small Cap Portfolio	35.04%
Elements Emerging Market Portfolio	8.75%

For corporate shareholders, the percentage of ordinary income distributions qualifying for the corporate dividend received deduction for the fiscal year ended May 31, 2018 was as follows:

DRD
Elements U.S. Portfolio	86.97%
Elements U.S. Small Cap Portfolio	81.70%
Elements International Portfolio	3.90%
Elements International Small Cap Portfolio	3.61%
Elements Emerging Market Portfolio	6.67%

The percentage of taxable ordinary income distributions that are designated as short-term capital gain distributions under Internal Revenue Section 871(k)(2)(C) for each Portfolio was as follows:

Elements U.S. Portfolio	2.96%
Elements U.S. Small Cap Portfolio	7.70%
Elements International Portfolio	2.56%
Elements International Small Cap Portfolio	20.39%
Elements Emerging Market Portfolio	81.54%

Elements Portfolios	Annual Report	May 31, 2018

Additional Information (Unaudited)

The percentage of taxable ordinary income distributions that are designated as interest related dividends under Internal Revenue Section 871(k)(1)(C) for each Portfolio was as follows:

Elements U.S. Portfolio	3.84%
Elements U.S. Small Cap Portfolio	7.76%
Elements International Portfolio	1.73%
Elements International Small Cap Portfolio	2.29%
Elements Emerging Market Portfolio	4.75%

Pursuant to Section 853 of the Internal Revenue Code, the following Portfolios elect to pass-through to shareholders the credit for taxes paid to eligible foreign countries, which may be less than the actual amount paid for financial statement purposes.

			PER SHARE
FUND	GROSS FOREIGN SOURCE INCOME	FOREIGN TAXES PASSTHROUGH	GROSS FOREIGN SOURCE INCOME	FOREIGN TAXES PASSTHROUGH	SHARES OUTSTANDING AT 5/31/2018
Elements International Portfolio	10,168,154	1,047,817	0.1898699278	0.020000000	53,553,262
Elements International Small Cap Portfolio	3,353,390	376,143	0.1648722272	0.018493386	20,339,326

3. Availability of Quarterly Portfolio Holdings Schedules

The Elements Portfolios are required to file their complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Elements Portfolios’ Form N-Q is available without charge on the SEC’s website, www.sec.gov or by calling 1.855.609.3680. You may also obtain copies at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1.800.SEC.0330.

4. Proxy Voting Policies and Procedures and Proxy Voting Record

A description of the policies and procedures that the Elements Portfolios use to determine how to vote proxies relating to portfolio securities is available without charge by calling 1.855.609.3680 and on the SEC’s website www.sec.gov. The Elements Portfolios are required to file how they voted proxies related to portfolio securities during the most recent 12-month period ended June 30. The information is available without charge, upon request by calling 1.855.609.3680 and on the SEC’s website, www.sec.gov.

Elements Portfolios	Annual Report	May 31, 2018

Investment Adviser

Stone Ridge Asset Management LLC

510 Madison Avenue, 21st Floor

New York, NY 10022

Independent Registered Public Accounting Firm

Ernst & Young LLP

220 South 6th Street

Minneapolis, MN 55402

Legal Counsel

Ropes & Gray LLP

Prudential Tower

800 Boylston Street

Boston, MA 02199

Custodians

U.S. Bank, N.A.

1555 North RiverCenter Drive, Suite 302

Milwaukee, WI 53212

Brown Brothers Harriman & Co.

50 Post Office Square

Boston, MA 02110

Distributor

ALPS Distributors, Inc.

1290 Broadway #1100

Denver, CO 80203

Administrator, Transfer Agent and Dividend Disbursing Agent

U.S. Bancorp Fund Services, LLC

615 East Michigan Street

Milwaukee, WI 53202

Elements Portfolios P.O. Box 701 Milwaukee, WI 53201-0701 855-609-3680 www.elementsfunds.com	XXANNU

Item 2. Code of Ethics.

The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer and principal financial officer. The registrant has not made any substantive amendments to its code of ethics during the period covered by this report. The registrant has not granted any waivers from any provisions of the code of ethics during the period covered by this report.

A copy of the registrant’s Code of Ethics is filed herewith.

Item 3. Audit Committee Financial Expert.

The registrant’s board of trustees has determined that there is at least one audit committee financial expert serving on its audit committee. Jeffery Ekberg is the “audit committee financial expert” and is considered to be “independent” as each term is defined in Item 3 of Form N-CSR.

Item 4. Principal Accountant Fees and Services.

The registrant has engaged its principal accountant to perform audit services, audit-related services, tax services and other services during the past two fiscal years. “Audit services” refer to performing an audit of the registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years. “Audit-related services” refer to the assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant’s annual financial statements and are not included as “audit services”. “Tax services” refer to professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning including review of the Portfolios’ tax returns, asset diversification and income testing, excise taxes, and fiscal year end income calculations. “All other fees” refer to the aggregate fees for products and services provided by the principal accountant, other than the services reported in the foregoing three categories. The following table details the aggregate fees billed or expected to be billed for each of the last two fiscal years for audit fees, audit-related fees, tax fees and other fees by the principal accountant.

	FYE 5/31/2018	FYE 5/31/2017
Audit Fees	$186,500	$100,000
Audit-Related Fees	—	—
Tax Fees	94,250	27,000
All Other Fees	—	—

To the extent required by applicable law, pre-approval by the audit committee is needed for all audit and permissible non-audit services rendered to the registrant and all permissible non-audit services rendered to Stone Ridge Asset Management LLC (the “Adviser”) or to various entities either controlling, controlled by, or under common control with the Adviser that provide ongoing services to the registrant if the services relate directly to the operations and financial reporting of the registrant. Pre-approval is currently on an engagement-by-engagement basis.

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The percentage of fees billed by Ernst & Young, LLP applicable to non-audit services that were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X (which permits waiver of pre-approval, if certain conditions are satisfied) were as follows:

	FYE 5/31/2018	FYE 5/31/2017
Audit-Related Fees	0%	0%
Tax Fees	0%	0%
All Other Fees	0%	0%

All of the principal accountant’s hours spent on auditing the registrant’s financial statements were attributed to work performed by full-time permanent employees of the principal accountant.

The following table indicates the non-audit fees billed or expected to be billed by the registrant’s accountant for services to the registrant and to the registrant’s investment adviser and any entity controlling, controlled by, or under common control with the registrant’s investment adviser that provides ongoing services to the registrant for the last two fiscal years of the registrant. The audit committee of the board of trustees has considered whether the provision of any non-audit services that were rendered to the registrant’s investment adviser and any entity controlling, controlled by, or under common control with the registrant’s investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.

Non-Audit Related Fees	FYE 5/31/2018	FYE 5/31/2017
Registrant	$94,250	$27,000
Registrant’s Investment Adviser	$203,622	$503,546

Item 5. Audit Committee of Listed Registrants.

Not applicable to registrants who are not listed issuers (as defined in Rule 10A-3 under the Securities Exchange Act of 1934).

Item 6. Investments.

(a)	Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this Form.

(b)	Not Applicable

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

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Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable to open-end investment companies.

Item 10. Submission of Matters to a Vote of Security Holders.

Not Applicable.

Item 11. Controls and Procedures.

(a)

The Registrant’s Principal Executive Officer and Principal Financial Officer have reviewed the Registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”)) as of a date within 90 days of the filing of this report, as required by Rule 30a-3(b) under the Act and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934. Based on their review, such officers have concluded that the disclosure controls and procedures are effective in ensuring that information required to be disclosed in this report is appropriately recorded, processed, summarized and reported and made known to them by others within the Registrant and by the Registrant’s service provider.

(b)

There were no changes in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies

Not applicable to open-end investment companies.

Item 13. Exhibits.

(a)

(1) Any code of ethics or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy Item 2 requirements through filing an exhibit. Filed herewith.

(2) A separate certification for each principal executive officer and principal financial officer pursuant to Section 302 of the Sarbanes-Oxley Act of 2002. Filed herewith.

(3) Any written solicitation to purchase securities under Rule 23c-1 under the Act sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons. Not applicable.

(4) Change in the registrant’s independent public accountant. There was no change in the registrant’s independent public accountant for the period covered by this report.

(b)	Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002. Furnished herewith.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Stone Ridge Trust

By (Signature and Title)*	/s/ Ross Stevens
Ross Stevens, President, Chief Executive Officer and Principal Executive Officer

Date 8/3/2018

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*	/s/ Ross Stevens
Ross Stevens, President, Chief Executive Officer and Principal Executive Officer

Date 8/3/2018

By (Signature and Title)*	/s/ Anthony Zucco
Anthony Zuco, Treasurer, Principal Financial Officer, Chief Financial Officer and Chief Accounting Officer

Date 8/3/2018

*	Print the name and title of each signing officer under his or her signature.

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